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                      BANC OF AMERICA FUNDING CORPORATION,

                                  as Depositor,

                             WELLS FARGO BANK, N.A.,

                          as Securities Administrator,

                               CITIMORTGAGE, INC.,

                               as Master Servicer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 28, 2006

                                   ----------

                       Mortgage Pass-Through Certificates

                                  Series 2006-6

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Defined Terms..................................................................................      4
Section 1.02   Interest Calculations..........................................................................     42

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS ORIGINAL ISSUANCE OF CERTIFICATES

                                   ARTICLE III

              ADMINISTRATION AND MASTER SERVICING OF MORTGAGE LOANS

Section 3.06   Rights of the Depositor, the Securities Administrator and the Trustee in Respect of the
                  Master Servicer.............................................................................     59
Section 3.07   Trustee to Act as Master Servicer..............................................................     59
Section 3.08   Servicer Custodial Accounts and Escrow Accounts................................................     59
Section 3.09   Collection of Mortgage Loan Payments;  Master Servicer Custodial Account; Certificate

                                       -i-

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

Section 4.01   Master Servicer's Certificate..................................................................     80

                                    ARTICLE V

              PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS; REMIC
                                 ADMINISTRATION

                                   ARTICLE VI

                                THE CERTIFICATES

                                      -ii-

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

                                  ARTICLE VIII

                                     DEFAULT

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

                                      -iii-

                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase or Liquidation of All Mortgage Loans.................................    127
Section 10.02  Additional Termination Requirements............................................................    130

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                                      -iv-

                                    EXHIBITS

Exhibit A-1AR    Form of Face of Class 1-A-R Certificate
Exhibit A-1A1    Form of Face of Class 1-A-1 Certificate
Exhibit A-1A2    Form of Face of Class 1-A-2 Certificate
Exhibit A-1A3    Form of Face of Class 1-A-3 Certificate
Exhibit A-1A4    Form of Face of Class 1-A-4 Certificate
Exhibit A-1A5    Form of Face of Class 1-A-5 Certificate
Exhibit A-1A6    Form of Face of Class 1-A-6 Certificate
Exhibit A-1A7    Form of Face of Class 1-A-7 Certificate
Exhibit A-1A8    Form of Face of Class 1-A-8 Certificate
Exhibit A-1A9    Form of Face of Class 1-A-9 Certificate
Exhibit A-1A10   Form of Face of Class 1-A-10 Certificate
Exhibit A-1A11   Form of Face of Class 1-A-11 Certificate
Exhibit A-1A12   Form of Face of Class 1-A-12 Certificate
Exhibit A-1A13   Form of Face of Class 1-A-13 Certificate
Exhibit A-1A14   Form of Face of Class 1-A-14 Certificate
Exhibit A-1A15   Form of Face of Class 1-A-15 Certificate
Exhibit A-1A16   Form of Face of Class 1-A-16 Certificate
Exhibit A-1A17   Form of Face of Class 1-A-17 Certificate
Exhibit A-1A18   Form of Face of Class 1-A-18 Certificate
Exhibit A-1A19   Form of Face of Class 1-A-19 Certificate
Exhibit A-1A20   Form of Face of Class 1-A-20 Certificate
Exhibit A-1A21   Form of Face of Class 1-A-21 Certificate
Exhibit A-1A22   Form of Face of Class 1-A-22 Certificate
Exhibit A-1A23   Form of Face of Class 1-A-23 Certificate
Exhibit A-1A24   Form of Face of Class 1-A-24 Certificate
Exhibit A-2A1    Form of Face of Class 2-A-1 Certificate
Exhibit A-2A2    Form of Face of Class 2-A-2 Certificate
Exhibit A-2A3    Form of Face of Class 2-A-3 Certificate
Exhibit A-2A4    Form of Face of Class 2-A-4 Certificate
Exhibit A-3A1    Form of Face of Class 3-A-1 Certificate
Exhibit A-3A2    Form of Face of Class 3-A-2 Certificate
Exhibit A-3A3    Form of Face of Class 3-A-3 Certificate
Exhibit A-3A4    Form of Face of Class 3-A-4 Certificate
Exhibit A-30IO   Form of Face of Class 30-IO Certificate
Exhibit A-30PO   Form of Face of Class 30-PO Certificate
Exhibit B-M      Form of Face of Class M Certificate
Exhibit B-B1     Form of Face of Class B-1 Certificate
Exhibit B-B2     Form of Face of Class B-2 Certificate
Exhibit B-B3     Form of Face of Class B-3 Certificate
Exhibit B-B4     Form of Face of Class B-4 Certificate
Exhibit B-B5     Form of Face of Class B-5 Certificate
Exhibit B-B6     Form of Face of Class B-6 Certificate
Exhibit C        Form of Reverse of all Certificates
Exhibit D-1      Loan Group 1 Mortgage Loan Schedule
Exhibit D-2      Loan Group 2 Mortgage Loan Schedule

                                      -v-

Exhibit D-3      Loan Group 3 Mortgage Loan Schedule
Exhibit E        Request for Release of Documents
Exhibit F        Form of Certification of Establishment of Account
Exhibit G-1      Form of Transferor's Certificate
Exhibit G-2A     Form 1 of Transferee's Certificate
Exhibit G-2B     Form 2 of Transferee's Certificate
Exhibit H        Form of Transferee Representation Letter for ERISA
                 Restricted Certificates
Exhibit I        Form of Affidavit Regarding Transfer of Residual Certificate
Exhibit J        List of Recordation States
Exhibit K        Form of Initial Certification
Exhibit L        Form of Final Certification
Exhibit M        Form of Sarbanes-Oxley Certification
Exhibit N        Form of Back-up Certification
Exhibit O        Planned Balance Schedules
Exhibit P        Class 3-A-1 Yield Maintenance Agreement
Exhibit Q        Relevant Servicing Criteria
Exhibit R        Additional Form 10-D Disclosure
Exhibit S        Additional Form 10-K Disclosure
Exhibit T        Form 8-K Disclosure Information
Exhibit U        Additional Disclosure Notification
Exhibit V        Available Combinations
Exhibit W        Form of Request for Exchange of Exchangeable REMIC or
                 Exchangeable Certificates

                                      -vi-

                         POOLING AND SERVICING AGREEMENT

     THIS POOLING AND SERVICING AGREEMENT, dated September 28, 2006, is hereby executed by and among BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor"), WELLS
FARGO BANK, N.A., as securities administrator (together with its permitted successors and assigns, the "Securities Administrator"), CITIMORTGAGE, INC., as
master servicer (together with its permitted successors and assigns, the "Master
Servicer") and U.S. BANK NATIONAL ASSOCIATION, as trustee (together with its permitted successors and assigns, the "Trustee").

                                 WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

     In exchange for the Certificates, the Depositor hereby conveys the Trust
Estate to the Trustee to create the Trust. As provided herein, the Securities
Administrator shall make elections to treat the Trust Estate (exclusive of the
Yield Maintenance Agreement, the Reserve Fund and the Exchangeable Certificates
Grantor Trust Account) as three real estate mortgage investment conduits (the
"Upper-Tier REMIC," the "Intermediate Lower-Tier REMIC" and the "Lower-Tier
REMIC," respectively, and each a "REMIC"). The Uncertificated Lower-Tier
Interests will represent the "regular interests" and the Class LR Interest shall be the "residual interest" in the Lower-Tier REMIC for purposes of the REMIC
Provisions. The Uncertificated Lower-Tier Interests shall constitute the assets of the Intermediate Lower-Tier REMIC. The Uncertificated Intermediate Lower-Tier
Interests shall constitute the "regular interests" and the Class ILR Interest shall be the "residual interest" in the Intermediate Lower-Tier REMIC. The
Uncertificated Intermediate Lower-Tier Interests shall constitute the assets of the Upper-Tier REMIC. The Senior Certificates (other than the Class 1-A-R, Class
30-IO, Class 3-A-1 and Exchangeable Certificates), the Class 3-A-1 Interest, the
Components, the Class M Certificates and the Class B Certificates are referred to collectively as the "Upper-Tier Regular Interests" and shall constitute
"regular interests" in the Upper-Tier REMIC for purposes of the REMIC
Provisions. The Class UR Interest shall be the "residual interest" in the
Upper-Tier REMIC for purposes of the REMIC Provisions. The Class 1-A-R
Certificate shall represent beneficial ownership of the Class LR Interest, the
Class ILR Interest and the Class UR Interest. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

     The following table sets forth characteristics of the Certificates and the
Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable:

                   INITIAL CLASS
               CERTIFICATE BALANCE,                              INTEGRAL
                   MAXIMUM CLASS       PASS-                   MULTIPLES IN
                CERTIFICATE BALANCE   THROUGH     MINIMUM        EXCESS OF
CLASSES         OR NOTIONAL AMOUNT      RATE    DENOMINATION     MINIMUM
------------   --------------------   -------   ------------   ------------
Class 1-A-R        $        100        6.250%    $      100        N/A
Class 1-A-1        $ 62,329,200        5.750%    $    1,000         $1
Class 1-A-2        $ 80,000,000        6.250%    $    1,000         $1
Class 1-A-3        $ 20,352,800          (1)     $    1,000         $1
Class 1-A-4        $ 20,352,800          (2)     $1,000,000         $1
Class 1-A-5        $ 15,000,000          (3)     $    1,000         $1
Class 1-A-6        $ 15,000,000          (4)     $1,000,000         $1
Class 1-A-7        $ 21,229,000        6.250%    $    1,000         $1
Class 1-A-8        $    291,000        6.250%    $    1,000         $1
Class 1-A-9        $  3,917,000        6.000%    $    1,000         $1
Class 1-A-10       $ 35,256,000        6.000%    $    1,000         $1
Class 1-A-11       $  1,566,920        6.250%    $1,000,000        N/A
Class 1-A-12       $ 86,049,000        5.750%    $    1,000         $1
Class 1-A-13       $ 10,600,000        5.750%    $    1,000         $1
Class 1-A-14       $ 21,834,000        6.000%    $    1,000         $1
Class 1-A-15       $    499,000        6.250%    $    1,000         $1
Class 1-A-16       $ 19,679,000        6.250%    $    1,000         $1
Class 1-A-17       $  4,739,320        6.250%    $1,000,000         $1
Class 1-A-18       $  3,585,375        6.000%    $1,000,000         $1
Class 1-A-19       $    441,666        6.000%    $  441,666        N/A
Class 1-A-20       $ 96,649,000        5.750%    $    1,000         $1
Class 1-A-21       $ 96,649,000        6.000%    $    1,000         $1
Class 1-A-22       $ 86,049,000         6.00%    $    1,000         $1
Class 1-A-23       $ 10,600,000        6.000%    $    1,000         $1
Class 1-A-24       $ 39,173,000        6.250%    $    1,000         $1
Class 2-A-1        $194,310,400        6.000%    $    1,000         $1
Class 2-A-2        $ 46,755,600          (5)     $    1,000         $1
Class 2-A-3        $ 48,577,600          (6)     $1,000,000         $1
Class 2-A-4        $  1,822,000          (7)     $    1,000         $1
Class 3-A-1        $ 52,720,000          (8)     $    1,000         $1
Class 3-A-2        $ 52,720,000          (9)     $1,000,000         $1
Class 3-A-3        $  1,833,000        6.000%    $    1,000         $1
Class 3-A-4        $ 16,501,000        6.000%    $    1,000         $1
Class 30-IO        $ 12,022,121         (10)     $1,000,000         $1
Class 30-PO        $    408,843         (11)     $   25,000         $1
Class M            $ 10,057,000         (12)     $   25,000         $1
Class B-1          $  4,669,000         (12)     $   25,000         $1
Class B-2          $  4,669,000         (12)     $   25,000         $1
Class B-3          $  2,874,000         (12)     $   25,000         $1
Class B-4          $  1,796,000         (12)     $   25,000         $1
Class B-5          $  1,436,000         (12)     $   25,000         $1

                                       -2-

                   INITIAL CLASS
               CERTIFICATE BALANCE,                              INTEGRAL
                   MAXIMUM CLASS       PASS-                   MULTIPLES IN
                CERTIFICATE BALANCE   THROUGH     MINIMUM        EXCESS OF
CLASSES         OR NOTIONAL AMOUNT      RATE    DENOMINATION     MINIMUM
------------   --------------------   -------   ------------   ------------
Class B-6          $1,437,380           (12)       $25,000          $1

                                                               INTEGRAL
                                      PASS-                  MULTIPLES IN
                INITIAL COMPONENT   THROUGH     MINIMUM       EXCESS OF
 COMPONENTS      NOTIONAL AMOUNT      RATE    DENOMINATION      MINIMUM
-------------   -----------------   -------   ------------   ------------
Class 1-30-IO       $3,161,460       6.000%        N/A            N/A
Class 2-30-IO       $8,002,427       6.000%        N/A            N/A
Class 3-30-IO       $  858,233       6.000%        N/A            N/A

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(1)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-3 Certificates at the rate of 5.700% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-3
     Certificates at a per annum rate equal to (i) 0.370% plus (ii) LIBOR, subject to a minimum rate of 0.370% and a maximum rate of 7.000%.

(2)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-4 Certificates at the rate of 1.300% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-4
     Certificates at a per annum rate equal to (i) 6.630% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 6.630%.

(3)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-5 Certificates at the rate of 5.640% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-5
     Certificates at a per annum rate equal to (i) 0.310% plus (ii) LIBOR, subject to a minimum rate of 0.310% and a maximum rate of 7.310%.

(4)  During the initial Interest Accrual Period, interest will accrue on the
     Class 1-A-6 Certificates at the rate of 1.670% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 1-A-6
     Certificates at a per annum rate equal to (i) 7.000% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 7.000%.

(5)  During the initial Interest Accrual Period, interest will accrue on the
     Class 2-A-2 Certificates at the rate of 5.730% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 2-A-2
     Certificates at a per annum rate equal to (i) 0.400% plus (ii) LIBOR, subject to a minimum rate of 0.400% and a maximum rate of 7.500%.

(6)  During the initial Interest Accrual Period, interest will accrue on the
     Class 2-A-3 Certificates at the rate of 1.770% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 2-A-3
     Certificates at a per annum rate equal to (i) 7.100% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 7.100%.

(7)  During the initial Interest Accrual Period, interest will accrue on the
     Class 2-A-4 Certificates at the rate of 5.730% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 2-A-4
     Certificates at a per annum rate equal to (i) 0.400% plus (ii) LIBOR, subject to a minimum rate of 0.400% and a maximum rate of 7.500%.

(8)  During the initial Interest Accrual Period, interest will accrue on the
     Class 3-A-1 Certificates at the rate of 5.930% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 3-A-1
     Certificates at a per annum rate equal to (i) 0.600% plus (ii) LIBOR, subject to a minimum rate of 0.600% and a maximum rate of 6.000%.

(9)  During the initial Interest Accrual Period, interest will accrue on the
     Class 3-A-2 Certificates at the rate of 0.070% per annum. During each
     Interest Accrual Period thereafter, interest will accrue on the Class 3-A-2
     Certificates at a per annum rate equal to (i) 5.400% minus (ii) LIBOR, subject to a minimum rate of 0.000% and a maximum rate of 5.400%.

(10) The Class 30-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of three
     Components: the Class 1-30-IO, Class 2-30-IO and Class 3-30-IO Components.
     The Components of the Class 30-IO Certificates are not severable.

(11) The Class 30-PO Certificates are Principal Only Certificates and will not be entitled to distributions in respect of interest.

(12) Interest will accrue on the Class M Certificates and Class B Certificates for each Distribution Date at a per annum rate equal to the weighted average (based on the Group Subordinate Amount for each Loan Group) of (i)
     with respect to Loan Group 1, 6.250%, (ii) with respect to Loan Group 2,
     6.300% and (iii) with respect to Loan Group 3, 6.000%.

                                       -3-

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

     10-K Filing Deadline: As defined in Section 3.22(c).

     1933 Act: The Securities Act of 1933, as amended.

     Accretion Termination Date: The earlier to occur of (i) the Distribution
Date following the Distribution Date on which the aggregate Class Certificate
Balance of the Class 1-A-2 Certificates has been reduced to zero and (ii) the
Senior Credit Support Depletion Date.

     Accrual Distribution Amount: For any Distribution Date and the Class 1-A-15
Certificates prior to the Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount,"
and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

     Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class 30-IO Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable
Pass-Through Rate on the applicable Class Certificate Balance or Notional
Amount. For any Distribution Date and the Class 30-IO Certificates, the sum of
the Accrued Component Interest for each Class 30-IO Component.

     Accrued Component Interest: For any Distribution Date and each IO
Component, one month's interest accrued during the related Interest Accrual
Period at the applicable Pass-Through Rate on the related Notional Amount of the
Class 30-IO Components.

     Additional Disclosure Notification: The form of notification to be included with any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or
Form 8-K Disclosure Information which is attached hereto as Exhibit U.

     Additional Form 10-D Disclosure: As defined in Section 3.22(b).

     Additional Form 10-K Disclosure: As defined in Section 3.22(c).

     Additional Servicer: A Subcontractor engaged by the Master Servicer or the
Securities Administrator that is a "servicer" within the meaning of Item 1101 of
Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of
Regulation AB.

     Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-off Date Pool Principal Balance of the Mortgage Loans of such Loan Group minus the sum of

                                       -4-

(i) all amounts in respect of principal received in respect of the Mortgage
Loans in such Loan Group (including, without limitation, amounts received as
Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds
and Substitution Adjustment Amounts) and distributed to Holders of the
Certificates on such Distribution Date and all prior Distribution Dates and (ii)
the principal portion of all Realized Losses (other than Debt Service
Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-off
Date through the end of the month preceding such Distribution Date.

     Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution
Date and any Loan Group, the difference between the Adjusted Pool Amount and the
Adjusted Pool Amount (PO Portion) for such Loan Group.

     Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and any Loan Group, the sum of the amount, calculated as follows, with respect to each Outstanding Mortgage Loan in such Loan Group: the product of (i) the PO
Percentage for such Mortgage Loan and (ii) the remainder of (A) the Cut-off Date
Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances,
Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts)
and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss
(other than a Debt Service Reduction) incurred on such Mortgage Loan from the
Cut-off Date through the end of the month preceding such Distribution Date. The
Adjusted Pool Amount (PO Portion) for Loan Group 1 and Loan Group 3 will be zero.

     Advance: A Periodic Advance or a Servicing Advance.

     Advance Date: As to any Distribution Date and each Mortgage Loan, the
Business Day preceding the related Remittance Date.

     Aggregate Denomination: As to any Class of Exchangeable REMIC or
Exchangeable Certificates and any date of determination, the aggregate of the
Denominations of the Outstanding Certificates of such Class on such date.

     Aggregate Subordinate Percentage: As to any Distribution Date, the
aggregate Class Certificate Balance of the Subordinate Certificates divided by the aggregate Pool Stated Principal Balance (Non-PO Portion) for all of the Loan
Groups.

     Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

     Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan or, in certain cases, an automated valuation model or tax assessed value and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related
Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing or, in certain cases, an automated valuation model or tax assessed value, or

                                       -5-

(ii) the appraised value determined in an appraisal made at the request of a
Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

     Assessment of Compliance: As defined in Section 3.21(a).

     Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

     Attestation Report: As defined in Section 3.21(b).

     Authenticating Agents: As defined in Section 9.10.

     Back-up Certification: As defined in Section 3.22(e).

     BAFC: Banc of America Funding Corporation.

     BAMCC: Banc of America Mortgage Capital Corporation.

     BANA: Bank of America, National Association, a national banking association, or its successor in interest.

     Book-Entry Certificate: All Classes of Certificates other than the Physical
Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New
York, the states in which the servicing offices of any Servicer are located, the state or states in which the master servicing offices of the Master Servicer are located or the state or states in which the Corporate Trust Offices of the
Trustee and the Securities Administrator are located are required or authorized by law or executive order to be closed.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by a Servicer pursuant to Section 3.08.

     Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

     Calculated Principal Distribution: As defined in Section 5.03(d).

                                       -6-

     Certificate: Any of the Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-6 that are issued pursuant to this
Agreement.

     Certificate Account: The Eligible Account created and maintained by the
Securities Administrator pursuant to Section 3.09(b) in the name of the
Securities Administrator, on behalf of the Trustee, for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A., as Securities
Administrator for U.S. Bank National Association, as Trustee, in trust for registered holders of Banc of America Funding Corporation Mortgage Pass-Through
Certificates, Series 2006-6." The Certificate Account shall be deemed to consist of six sub-accounts; one for each Loan Group, a fourth sub-account referred to herein as the Intermediate Lower-Tier Certificate Sub-Account, a fifth sub-account referred to herein as the Upper-Tier Certificate Sub-Account and a sixth sub-account referred to herein as the Exchangeable Certificates Grantor
Trust Account. Funds in the Certificate Account shall be held in trust for the
Holders of the Certificates for the uses and purposes set forth in this
Agreement.

     Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates
of which such Certificate is a part.

     Certificate Custodian: Initially, Wells Fargo Bank, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the
Securities Administrator.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any
Definitive Certificate, the Certificateholder of such Certificate.

     Certificate Register: The register maintained pursuant to Section 6.02.

     Certificate Registrar: The registrar appointed pursuant to Section 6.02.

     Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that neither the
Securities Administrator nor the Trustee shall be responsible for knowing that any Certificate is registered in the name of an affiliate of the Depositor or the Master Servicer unless one of its Responsible Officers has actual knowledge thereof.

     Chase: JPMorgan Chase Bank, National Association, in its capacity as a
Servicer under the Chase Servicing Agreement.

     Chase Servicing Agreement: Collectively, (i) that certain Mortgage Loan
Purchase, Warranties and Servicing Agreement, dated as of May 1, 2005, as amended by Amendment No. 1, dated as of January 1, 2006, and as further amended by the Regulation AB Compliance

                                       -7-

Addendum, dated as of January 1, 2006, each by and among BANA, Chase Home
Finance LLC and Chase, and (ii) the Assignment Assumption and Recognition
Agreement, dated September 28, 2006, by and among BANA, the Depositor, the
Trustee, the Master Servicer, Chase Home Finance LLC and Chase. For the purposes of Section 2.02, the Chase Servicing Agreement shall refer to the Mortgage Loan
Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, by and between Chase Home Finance LLC and BANA, as modified by the Assignment,
Assumption and Recognition Agreement, dated June 30, 2006, among J.P. Morgan
Mortgage Acquisition Corp., BANA, Chase, and Chase Home Finance LLC.

     Class: As to the Certificates, the Class 1-A-R, Class 1-A-1, Class 1-A-2,
Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8,
Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class
1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19,
Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class
2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class
3-A-3, Class 3-A-4, Class 30-IO, Class 30-PO, Class M, Class B-1, Class B-2,
Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

     Class 1-A-4 Notional Amount: As to any Distribution Date and the Class
1-A-4 Certificates, the Class Certificate Balance of the Class 1-A-3
Certificates on such date.

     Class 1-A-6 Notional Amount: As to any Distribution Date and the Class
1-A-6 Certificates, the Class Certificate Balance of the Class 1-A-5
Certificates on such date.

     Class 1-A-9 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 1-A-9 Certificate with respect to such
Distribution Date prior to any reduction for the Class 1-A-9 Loss Allocation
Amount and (b) the Class 1-A-10 Loss Amount with respect to such Distribution
Date.

     Class 1-A-10 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 1-A-10 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such
Class, without regard to the operation of Section 5.03(e).

     Class 1-A-11 Notional Amount: As to any Distribution Date and the Class
1-A-11 Certificates, 4.000% of the sum of the Class Certificate Balances of the
Class 1-A-9 and Class 1-A-10 Certificates on such date.

     Class 1-A-17 Notional Amount: As to any Distribution Date and the Class
1-A-17 Certificates, 4.000% of the sum of the Class Certificate Balances of the
Class 1-A-12, Class 1-A-13 and Class 1-A-14 Certificates on such date.

     Class 1-A-18 Notional Amount: As to any Distribution Date and the Class
1-A-18 Certificates, 4.166666666666667% of the Class Certificate Balance of the
Class 1-A-12 Certificates on such date.

                                       -8-

     Class 1-A-19 Notional Amount: As to any Distribution Date and the Class
1-A-19 Certificates, 4.16666037735849% of the Class Certificate Balance of the
Class 1-A-13 Certificates on such date.

     Class 1-30-IO Notional Amount: With respect to each Distribution Date and the Class 1-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 1 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 1 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 1 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date) minus 6.25% and
(b) the denominator of which is equal to 6.00%.

     Class 2-A-3 Notional Amount: As to any Distribution Date and the Class
2-A-3 Certificates, the sum of the Class Certificate Balances of the Class 2-A-2
and Class 2-A-4 Certificates on such date.

     Class 2-30-IO Notional Amount: With respect to each Distribution Date and the Class 2-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 2 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 2 Premium Mortgage Loans (based on the
Stated Principal Balances of the Group 2 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date) minus 6.30% and
(b) the denominator of which is equal to 6.00%.

     Class 3-A-1 Interest: The REMIC Regular Interest in the Upper-Tier REMIC
that corresponds to the Class 3-A-1 Certificates.

     Class 3-A-2 Notional Amount: As to any Distribution Date and the Class
3-A-2 Certificates, the Class Certificate Balance of the Class 3-A-1
Certificates on such date.

     Class 3-A-3 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class
Certificate Balance of the Class 3-A-3 Certificate with respect to such
Distribution Date prior to any reduction for the Class 3-A-3 Loss Allocation
Amount and (b) the Class 3-A-4 Loss Amount with respect to such Distribution
Date.

     Class 3-A-4 Loss Amount: With respect to any Distribution Date after the
Senior Credit Support Depletion Date, the amount, if any, by which the Class
Certificate Balance of the Class 3-A-4 Certificates would be reduced as a result of the allocation of any reduction pursuant to Section 5.03(b) to such Class, without regard to the operation of Section 5.03(e).

     Class 3-30-IO Notional Amount: With respect to each Distribution Date and the Class 3-30-IO Component, an amount equal to the product of (i) the aggregate
Stated Principal Balance of the Group 3 Premium Mortgage Loans as of the Due
Date in the month preceding the month of such Distribution Date and (ii) a fraction, (a) the numerator of which is equal to the weighted average of the Net
Mortgage Interest Rates of the Group 3 Premium Mortgage Loans (based on

                                       -9-

the Stated Principal Balances of the Group 3 Premium Mortgage Loans as of the
Due Date in the month preceding the month of such Distribution Date) minus 6.00%
and (b) the denominator of which is equal to 6.00%.

     Class 30-IO Notional Amount: With respect to any Distribution Date, an amount equal to the sum of the Class 1-30-IO Notional Amount, the Class 2-30-IO
Notional Amount, and the Class 3-30-IO Notional Amount for such Distribution
Date.

     Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class
B-5 and Class B-6 Certificates.

     Class Certificate Balance: With respect to any Class of Certificates (other than the Class 1-A-4, Class 1-A-6, Class 1-A-11, Class 1-A-17, Class 1-A-18,
Class 1-A-19, Class 2-A-3, Class 3-A-2, Class 30-IO, Exchangeable REMIC and
Exchangeable Certificates) and any date of determination, and subject to Section
5.03(f), an amount equal to the Initial Class Certificate Balance of such Class
(plus, in the case of the Class 1-A-15 Certificates, any Accrual Distribution
Amounts previously added thereto) or, in the case of a Class of Exchangeable
REMIC or Exchangeable Certificates, the Aggregate Denomination, minus (A) the sum of (i) all distributions of principal made with respect thereto (including in the case of a Class of Subordinate Certificates, any principal otherwise payable to such Class of Subordinate Certificates used to pay any PO Deferred
Amounts), (ii) all reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iii) in the case of the Class 1-A-9 and
Class 3-A-3 Certificates, any reduction allocated thereto pursuant to Section
5.03(d) plus (B) the sum of (i) all increases in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (ii) in the case of the Class 1-A-9 and Class 3-A-3 Certificates, any increase allocated thereto pursuant to Section 5.03(d). The Class 1-A-4, Class 1-A-6, Class 1-A-11, Class
1-A-17, Class 1-A-18, Class 1-A-19, Class 2-A-3, Class 3-A-2 and Class 30-IO
Certificates are Interest Only Certificates and have no Class Certificate
Balance.

     Class Distribution Amount: As to any Distribution Date and each Class of
Exchangeable Certificates, an amount equal to the sum of (i) the Interest
Distribution Amount for such Class and (ii) the Class Principal Distribution
Amount for such Class.

     Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class 30-IO Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to
Section 5.02(c)) exceeds the amount of interest actually distributed on such
Class (or, in the case of the Class 1-A-15 Certificates prior to the Accretion
Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed pursuant to the proviso in Section 5.02(a)(i)) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount." For any
Distribution Date and the Class 30-IO Certificates, the sum of the Component
Interest Shortfalls for the Class 30-IO Components.

     Class Principal Distribution Amount: As to any Distribution Date and each
Class of Exchangeable Certificates, an amount as to principal equal to (i) the distributions of principal made in respect of the Related Class of Exchangeable
REMIC Certificates pursuant to Section 5.02(b) multiplied by (ii) a fraction, the numerator of which is the Aggregate Denomination of

                                      -10-

such Class of Exchangeable Certificates and the denominator of which is the
Maximum Initial Class Certificate Balance of such Class of Exchangeable
Certificates.

     Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class 30-IO Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior
Distribution Dates exceeds the amount of interest actually distributed on such
Class (or, in the case of the Class 1-A-15 Certificates prior to the Accretion
Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed pursuant to the proviso in Section 5.02(a)(i)) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount." As to any
Distribution Date and the Class 30-IO Certificates, the sum of the Component
Unpaid Interest Shortfalls for the Class 30-IO Components.

     Closing Date: September 28, 2006.

     Code: The Internal Revenue Code of 1986, as amended.

     Combination: Any Exchangeable Combination or Exchangeable REMIC
Combination.

     Commission: The U.S. Securities and Exchange Commission.

     Compensating Interest: With respect to any Distribution Date and Servicer, an amount equal to the lesser of (a) the aggregate Servicing Fee payable to such
Servicer for the Mortgage Loans serviced by such Servicer as of the Due Date of the month preceding the month of such Distribution Date and (b) the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans serviced by such
Servicer resulting from Principal Prepayments on such Mortgage Loans during the calendar month preceding the month of such Distribution Date.

     Compliance Statement: As defined in Section 3.20.

     Component: Any of the IO Components.

     Component Interest Distribution Amount: For any Distribution Date and any
IO Component, the sum of (i) the Accrued Component Interest for such Component and (ii) any Component Unpaid Interest Shortfall for such Component.

     Component Interest Shortfall: For any Distribution Date and any IO
Component, the amount by which Accrued Component Interest for such Component exceeds the amount of interest actually distributed on such Component on such
Distribution Date pursuant to clause (i) of the definition of "Component
Interest Distribution Amount."

     Component Notional Amount: As of any Distribution Date, any of the Class
1-30-IO Notional Amount, Class 2-30-IO Notional Amount or Class 3-30-IO Notional
Amount, as applicable.

     Component Unpaid Interest Shortfall: As to any Distribution Date and any IO
Component, the amount by which the aggregate Component Interest Shortfall for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on

                                      -11-

such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

     Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a
Recognition Agreement, each of which was transferred and assigned to the Trust pursuant to Section 2.01.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: With respect to the Trustee, the office of the
Trustee, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention:
Corporate Trust Services, BAFC, Series 2006-6, or at such other address as the
Trustee may designate from time to time by notice to the Certificateholders, the
Depositor, the Securities Administrator and the Master Servicer. With respect to the Securities Administrator, the principal corporate trust office of the
Securities Administrator at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951, Attention: Corporate Trust Services - BAFC
2006-6, and for certificate transfer purposes is located at Sixth Street and
Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust
Services - BAFC 2006-6, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the
Depositor, the Trustee and the Master Servicer.

                                      -12-

     Corresponding Upper-Tier Class, Classes or Component: As to the following
Uncertificated Intermediate Lower-Tier Interests, the Corresponding Upper-Tier
Class, Classes or Component, as follows:

         UNCERTIFICATED                       CORRESPONDING UPPER-TIER
INTERMEDIATE LOWER-TIER INTEREST            CLASS, CLASSES OR COMPONENT
--------------------------------   ---------------------------------------------
Class 1-A-IT1 Interest             Class 1-A-1
Class 1-A-IT2 Interest             Class 1-A-2, Class 1-A-7, Class 1-A-8, Class
                                   1-A-15 and Class 1-A-16
Class 1-A-IT3 Interest             Class 1-A-3 and Class 1-A-4
Class 1-A-IT4 Interest             Class 1-A-5 and Class 1-A-6
Class 1-A-IT5 Interest             Class 1-A-9, Class 1-A-10 and Class 1-A-11
Class 1-A-IT6 Interest             Class 1-A-12 and Class 1-A-18
Class 1-A-IT7 Interest             Class 1-A-13 and Class 1-A-19
Class 1-A-IT8 Interest             Class 1-A-12, Class 1-A-13, Class 1-A-14 and
                                   Class 1-A-17
Class 1-A-ITR Interest             Class 1-A-R
Class 1-ITIO Interest              Class 1-30-IO Component
Class 2-A-IT1 Interest             Class 2-A-1
Class 2-A-IT2 Interest             Class 2-A-2, Class 2-A-3 and Class 2-A-4
Class 2-ITIO Interest              Class 2-30-IO Component
Class 2-ITPO Interest              Class 30-PO
Class 3-A-IT1 Interest             Class 3-A-1 and Class 3-A-2
Class 3-A-IT2 Interest             Class 3-A-3 and Class 3-A-4
Class 3-ITIO Interest              Class 3-30-IO Component
Class M-IT1 Interest               Class M
Class B-IT1 Interest               Class B-1
Class B-IT2 Interest               Class B-2
Class B-IT3 Interest               Class B-3
Class B-IT4 Interest               Class B-4
Class B-IT5 Interest               Class B-5
Class B-IT6 Interest               Class B-6

     Counterparty: Bank of America, National Association.

     Custodian: Initially, the Trustee and thereafter any custodian appointed by the Trustee pursuant to Section 9.12. A Custodian may (but need not) be the
Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. None of the Master Servicer, any
Servicer or the Depositor, or any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed
Custodian.

     Customary Servicing Procedures: With respect to (i) any Servicer, procedures (including collection procedures) that a Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted

                                      -13-

mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located and (ii) the Master Servicer, those master servicing procedures that constitute customary and usual standards of practice of prudent mortgage loan master servicers.

     Cut-off Date: September 1, 2006.

     Cut-off Date Pool Principal Balance: For each Loan Group, the aggregate of the Cut-off Date Principal Balances of the Mortgage Loans in such Loan Group which is $391,725,850.20 for Loan Group 1, $252,776,825.84 for Loan Group 2 and
$73,822,648.09 for Loan Group 3.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date,
the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer of such Mortgage
Loan is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off
Date.

     Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

     Deficient Valuation: As to any Mortgage Loan and any Determination Date,
the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the
Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the applicable Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date or (2) Monthly Payments are being advanced by the applicable
Servicer, the Master Servicer or the Trustee, as applicable, in accordance with the terms of such Mortgage Loan as in effect on the Cut-off Date.

                                      -14-

     Definitive Certificates: As defined in Section 6.02(c)(iii).

     Denomination: The amount, if any, specified on the face of each Certificate
(other than an Interest Only Certificate) representing the principal portion of the Initial Class Certificate Balance or Maximum Initial Class Certificate
Balance evidenced by such Certificate. As to any Interest Only Certificate, the amount specified on the face of each such Certificate representing the portion of the Initial Notional Amount or Maximum Initial Notional Amount evidenced by such Certificate.

     Depositor: Banc of America Funding Corporation, a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

     Depository: The Depository Trust Company, the nominee of which is Cede &
Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform
Commercial Code of the State of New York.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to any Distribution Date and for each
Servicer, as defined in the applicable Servicing Agreement.

     Discount Mortgage Loan: Any Group 2 Discount Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date less than 6.300%.

     Distribution Date: The 25th day of each month beginning in October 2006
(or, if such day is not a Business Day, the next Business Day).

     Document Transfer Event: The 60th day following the day on which either (i)
Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, N.A. or (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by
Fitch.

     Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the

                                      -15-

Trustee, the Securities Administrator and to each Rating Agency, the
Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee, the Securities
Administrator and the Master Servicer), acting in its fiduciary capacity or (iv)
any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Securities Administrator, the Master Servicer
or BANA.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA Restricted Certificates: Any of the Class 1-A-R, Class B-4, Class B-5
and Class B-6 Certificates and any Certificate that no longer meets the applicable rating requirements of an Underwriter's Exemption.

     Escrow Account: As defined in Section 3.08.

     Escrow Payments: The amounts constituting taxes, assessments, Primary
Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Events of Default: As defined in Section 8.01.

     Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated
Mortgage Loan, net of any amounts previously reimbursed to the applicable
Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iv), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such
Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Exchangeable Certificates: The Class 1-A-20, Class 1-A-21, Class 1-A-22,
Class 1-A-23 and Class 1-A-24 Certificates.

     Exchangeable Certificates Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of any interests in the Exchangeable REMIC
Certificates beneficially owned in the form of the Exchangeable Certificates and rights with respect thereto.

                                      -16-

     Exchangeable Certificates Grantor Trust Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 5.11.

     Exchangeable Combination: Any of the Exchangeable Combination 1,
Exchangeable Combination 2, Exchangeable Combination 3, Exchangeable Combination
4 and Exchangeable Combination 5, as applicable.

     Exchangeable Combination 1: The Class 1-A-24 Certificates.

     Exchangeable Combination 2: The Class 1-A-22 Certificates.

     Exchangeable Combination 3: The Class 1-A-23 Certificates.

     Exchangeable Combination 4: The Class 1-A-20 Certificates.

     Exchangeable Combination 5: The Class 1-A-21 Certificates.

     Exchangeable REMIC Certificates: Any of the Class 1-A-9, Class 1-A-10,
Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-18 or Class 1-A-19
Certificates.

     Exchangeable REMIC Combination: Any of the Exchangeable REMIC Combination
1, Exchangeable REMIC Combination 2, Exchangeable REMIC Combination 3,
Exchangeable REMIC Combination 4 and Exchangeable REMIC Combination 5, as
applicable.

     Exchangeable REMIC Combination 1: The Class 1-A-9, Class 1-A-10 and Class
1-A-11 Certificates.

     Exchangeable REMIC Combination 2: The Class 1-A-12 and Class 1-A-18
Certificates.

     Exchangeable REMIC Combination 3: The Class 1-A-13 and Class 1-A-19
Certificates.

     Exchangeable REMIC Combination 4: The Class 1-A-12 and Class 1-A-13
Certificates.

     Exchangeable REMIC Combination 5: The Class 1-A-12, Class 1-A-13, Class
1-A-18 and Class 1-A-19 Certificates.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
10.01.

     Financial Market Service: Bloomberg LP, Intex Solutions, Inc. and any other financial information provider designated by the Depositor by written notice to the Securities Administrator.

     FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of
1989, as amended.

     Fitch: Fitch Ratings, or any successor thereto.

                                      -17-

     Form 8-K Disclosure Information: As defined in Section 3.22(d).

     Fractional Interest: As defined in Section 5.02(d).

     Group: Any of Group 1, Group 2 or Group 3.

     Group 1: The Group 1 Senior Certificates and the Class 1-30-IO Component.

     Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

     Group 1 Premium Mortgage Loan: Any Group 1 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.250% per annum. All of the Group 1 Mortgage Loans are Group 1 Premium Mortgage
Loans.

     Group 1 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Maximum Initial Class Certificate Balance (reduced by distributions of principal made prior to such Distribution Date) of the Class
1-A-9 and Class 1-A-10 Certificates for such Distribution Date and (ii) the product for such Distribution Date of (a) the Shift Percentage, (b) the Group 1
Priority Percentage and (c) the Non-PO Principal Amount for Loan Group 1.

     Group 1 Priority Percentage: For any Distribution Date will equal (i) the aggregate Maximum Initial Class Certificate Balance (reduced by distributions of principal made prior to such Distribution Date) of the Class 1-A-9 and Class
1-A-10 Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 1.

     Group 1 Senior Certificates: The Class 1-A-R, Class 1-A-1, Class 1-A-2,
Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8,
Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class
1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19,
Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23 and Class 1-A-24
Certificates.

     Group 2: The Group 2 Senior Certificates and the Class 2-30-IO Component.

     Group 2 Discount Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is less than 6.300% per annum.

     Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

     Group 2 Premium Mortgage Loan: Any Group 2 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.300% per annum.

     Group 2 Senior Certificates: The Class 2-A-1, Class 2-A-2, Class 2-A-3,
Class 2-A-4 and Class 30-PO Certificates.

     Group 2 Senior Non-PO Certificates: The Class 2-A-1, Class 2-A-2, Class
2-A-3 and Class 2-A-4 Certificates.

     Group 3: The Group 3 Senior Certificates and the Class 3-30-IO Component.

                                      -18-

     Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

     Group 3 Premium Mortgage Loan: Any Group 3 Mortgage Loan with a Net
Mortgage Interest Rate as of the Cut-off Date that is greater than or equal to
6.000% per annum. All of the Group 3 Mortgage Loans are Group 3 Premium Mortgage
Loans.

     Group 3 Priority Amount: For any Distribution Date will equal the lesser of
(i) the aggregate Class Certificate Balance of the Class 3-A-3 and Class 3-A-4
Certificates for such Distribution Date and (ii) the product for such
Distribution Date of (a) the Shift Percentage, (b) the Group 3 Priority
Percentage and (c) the Non-PO Principal Amount for Loan Group 3.

     Group 3 Priority Percentage: For any Distribution Date will equal (i) the aggregate Class Certificate Balance of the Class 3-A-3 and Class 3-A-4
Certificates for such Distribution Date divided by (ii) the Pool Stated
Principal Balance (Non-PO Portion) of Loan Group 3 immediately prior to such
Distribution Date.

     Group 3 Senior Certificates: The Class 3-A-1, Class 3-A-2, Class 3-A-3 and
Class 3-A-4 Certificates.

     Group Subordinate Amount: With respect to any Distribution Date and any
Loan Group, the excess of the Pool Stated Principal Balance (Non-PO Portion) for
such Loan Group over the aggregate Class Certificate Balance of the Senior
Non-PO Certificates of the Related Group immediately prior to such date.

     Holder: A Certificateholder.

     Independent: When used with respect to any specified Person means such a
Person who (i) is in fact independent of the Depositor, the Trustee, the
Securities Administrator, the Master Servicer and the Servicers, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Trustee, the Securities Administrator, the Master Servicer
or the Servicers or in an affiliate of any of them, and (iii) is not connected with the Depositor, the Trustee, the Securities Administrator, the Master
Servicer or the Servicers as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X.

     Initial Class Certificate Balance: As to each Class of Certificates (other than the Class 1-A-4, Class 1-A-6, Class 1-A-17, Class 2-A-3, Class 3-A-2, Class
30-IO, Exchangeable and Exchangeable REMIC Certificates), the Class Certificate
Balance set forth in the Preliminary Statement. The Class 1-A-4, Class 1-A-6,
Class 1-A-11, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 2-A-3, Class 3-A-2
and Class 30-IO Certificates are Interest Only Certificates and have no Initial
Class Certificate Balance.

     Initial Component Notional Amount: As to each IO Component, the Component
Notional Amount set forth in the Preliminary Statement.

     Initial Notional Amount: For the Class 30-IO Certificates, the sum of the
Initial Component Notional Amounts for the Class 1-30-IO, Class 2-30-IO and
Class 3-30-IO

                                      -19-

Components. For the Class 1-A-4, Class 1-A-6, Class 1-A-17, Class 2-A-3 and
Class 3-A-2 Certificates, the respective Notional Amounts set forth in the
Preliminary Statement.

     Insurance Policy: With respect to any Mortgage Loan included in the Trust
Estate, any Primary Mortgage Insurance Policy or any other insurance policy
(including any policy covering any Mortgage Loan or Mortgaged Property, including without limitation, any hazard insurance policy required pursuant to
Section 3.12, any title insurance policy described in Section 2.01 and any
Federal Housing Administration insurance policies and Department of Veterans
Affairs insurance policies), including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

     Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance
Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

     Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

     Interest Accrual Period: As to any Distribution Date and each Class of interest-bearing Certificates (other than the LIBOR Certificates and the Class
30-IO Certificates) and each IO Component, the period from and including the first day of the calendar month preceding the calendar month of such
Distribution Date to but not including the first day of the calendar month of such Distribution Date. As to any Distribution Date and the LIBOR Certificates,
the period from and including the 25th day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the 24th day of the calendar month in which such Distribution Date occurs.

     Interest Distribution Amount: For any Distribution Date (to the extent of the applicable Pool Distribution Amount) and each Class of interest-bearing
Certificates (other than the Class 30-IO Certificates), the sum of (i) the
Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c)
and (ii) any Class Unpaid Interest Shortfall for such Class. For any
Distribution Date and the Class 30-IO Certificates, the sum of the Component
Interest Distribution Amounts for the IO Components.

     Interest Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class 1-A-4,
Class 1-A-6, Class 1-A-11, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class
2-A-3, Class 3-A-2 and Class 30-IO Certificates are the only Classes of Interest
Only Certificates.

     Intermediate Lower-Tier Certificate Sub-Account: The sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(i).

     Intermediate Lower-Tier Distribution Amount: As defined in Section 5.02(a).

     Intermediate Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be deemed held in the Intermediate Lower-Tier
Certificate Sub-Account.

                                      -20-

     IO Component: Any of the Class 1-30-IO Component, the Class 2-30-IO
Component and the Class 3-30-IO Component.

     LIBOR: As to any Distribution Date, the arithmetic mean of the London
Interbank Offered Rate quotations for one-month U.S. Dollar deposits, as determined by the Securities Administrator in accordance with Section 5.09.

     LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

     LIBOR Certificates: Any of the Class 1-A-3, Class 1-A-4, Class 1-A-5, Class
1-A-6, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1 and Class 3-A-2
Certificates.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified (in accordance with the applicable Servicing
Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an
REO Property.

     Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged
Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

     Loan Group: Any of Loan Group 1, Loan Group 2 or Loan Group 3.

     Loan Group 1: The Group 1 Mortgage Loans.

     Loan Group 2: The Group 2 Mortgage Loans.

     Loan Group 3: The Group 3 Mortgage Loans.

     Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at origination and the denominator of which is the Appraised Value of the related Mortgaged
Property.

     Losses: As defined in Section 5.10.

     Lower-Tier Distribution Amount: As defined in Section 5.02(a).

     Lower-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account (other than amounts held in respect of the
Intermediate Lower-Tier Certificate Sub-Account, the Upper-Tier Certificate
Sub-Account or the Exchangeable Certificates Grantor Trust

                                      -21-

Account), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

     Lower-Tier REMICs: The Lower-Tier REMIC and the Intermediate Lower-Tier
REMIC.

     Master Servicer: CitiMortgage, Inc., and its successors-in-interest and, if a successor master servicer is appointed hereunder, such successor, as master servicer.

     Master Servicer Custodial Account: The Eligible Account created and maintained by the Master Servicer pursuant to Section 3.09 in the name of the
Master Servicer for the benefit of the Certificateholders and designated
"CitiMortgage, Inc., as Master Servicer, in trust for the registered holders of
Banc of America Funding Corporation Mortgage Pass-Through Certificates, Series
2006-6."

     Master Servicer Custodial Account Reinvestment Income: For each
Distribution Date, all income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the Master
Servicer Custodial Account.

     Master Servicer's Certificate: The monthly report required by Section 4.01.

     Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage
Loans whose name appears on a list of servicing officers furnished to the
Securities Administrator and the Trustee by the Master Servicer, as such list may from time to time be amended.

     Master Servicing Transfer Costs: All reasonable costs and expenses
(including attorney's fees) incurred by the Trustee or a successor master servicer in connection with the transfer of master servicing or servicing from a predecessor master servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data or servicing data and the completion, correction or manipulation of such master servicing data or servicing data as may be required by the Trustee or successor master servicer to correct any errors or insufficiencies in the master servicing data or servicing data or otherwise to enable the Trustee or a successor master servicer to master service or service, as the case may be, the applicable
Mortgage Loans properly and effectively.

     Maximum Initial Class Certificate Balance: As to each Class of Exchangeable
REMIC or Exchangeable Certificates (other than the Class 1-A-11, Class 1-A-18 and Class 1-A-19 Certificates), the Class Certificate Balance set forth in the
Preliminary Statement. The Class 1-A-11, Class 1-A-18 and Class 1-A-19
Certificates are Interest Only Certificates and have no Maximum Initial Class
Certificate Balance.

     Maximum Initial Notional Amount: As to each Class of Exchangeable REMIC
Certificates that are Interest Only Certificates, the Notional Amount set forth in the Preliminary Statement.

     MERS: As defined in Section 2.01(b)(iii).

                                      -22-

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service
Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Monthly Statement: As defined in Section 5.04(b).

     Moody's: Moody's Investors Service, Inc., or any successor thereto.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage
Loan in accordance with the terms of the related Mortgage Note.

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement,
dated September 28, 2006, between BANA, as seller, and the Depositor, as purchaser.

     Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage
Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit
D-2 and Exhibit D-3 setting forth the following information with respect to each
Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first
Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due
Date currently in effect, such Due Date; (viii) the stated maturity date; (ix)
the amount of the Monthly Payment as of the Cut-off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the
Cut-off Date, after application of payments of principal due on or before the
Cut-off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; (xv) a code indicating the initial Servicer; (xvi) the
Appraised Value; (xvii) the closing date of the Mortgage Loan; and (xviii) a code indicating whether the Mortgage Loan has a prepayment premium. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (i) the number of
Mortgage Loans; (ii) the current aggregate outstanding principal balance of the
Mortgage Loans; (iii) the weighted average Mortgage Interest Rate of the
Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage
Loans.

                                      -23-

     Mortgage Loans: Such of the mortgage loans transferred and assigned to the
Trustee pursuant to Section 2.01 as from time to time are held as a part of the
Trust Estate (including any Substitute Mortgage Loans and REO Property), the
Mortgage Loans originally so held being identified in the Mortgage Loan
Schedule.

     Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

     Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Cooperative Stock or residential long-term leases.

     Mortgagor: The obligor on a Mortgage Note.

     Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date,
such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the calendar month preceding the month of such Distribution Date reduced by the
Servicing Fee Rate for such Mortgage Loan.

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate as of the Cut-off Date of such Discount Mortgage Loan and the denominator of which is
6.300% for each Group 2 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

     Non-PO Principal Amount: As to any Distribution Date and any Loan Group,
the sum of (i) the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable
Servicing Agreement), (b) the Stated Principal Balance, as of the date of repurchase, of (i) each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable Servicing Agreement as of such
Distribution Date, (ii) each Mortgage Loan in such Loan Group repurchased by the
Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase
Obligation as of such Distribution Date, (iii) each Mortgage Loan in such Loan
Group repurchased by the Depositor pursuant to Section 2.04 or (iv) each
Mortgage Loan in such Loan Group purchased by the Master Servicer pursuant to
Section 10.01, (c) any Substitution Adjustment Amount (net of unreimbursed
Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement) in connection with a
Defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of such Distribution Date, (d) any Liquidation Proceeds net of unreimbursed Advances and other amounts as to which the related servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a Servicer during the calendar month preceding the month of such Distribution Date, (e) with respect to each
Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of
Liquidation Proceeds (excluding Excess

                                      -24-

Proceeds) allocable to principal received by a Servicer with respect to such
Mortgage Loan during such period and (f) with respect to each Mortgage Loan, all
Principal Prepayments other than Payahead Amounts on the Mortgage Loans in such
Loan Group received by a Servicer during the calendar month preceding the month of such Distribution Date; and (ii) the Non-PO Recovery with respect to such
Loan Group for such Distribution Date.

     Non-PO Recovery: As to any Distribution Date and Loan Group, the amount of all Recoveries received with respect to such Loan Group during the calendar month preceding the month of such Distribution Date less the PO Recovery with respect to such Loan Group for such Distribution Date

     Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds the aggregate Compensating Interest for such Distribution Date.

     Non-U.S. Person: A Person other than a U.S. Person.

     Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the applicable Servicer will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, Insurance Proceeds or other recoveries in respect of the related Mortgage Loan.

     Notional Amount: With respect to (a) the Class 1-A-4 Certificates and any date of determination, the Class 1-A-4 Notional Amount, (b) the Class 1-A-6
Certificates and any date of determination, the Class 1-A-6 Notional Amount, (c)
the Class 1-A-11 Certificates and any date of determination, the Class 1-A-11
Notional Amount, (d) the Class 1-A-17 Certificates and any date of determination, the Class 1-A-17 Notional Amount, (e) the Class 1-A-18
Certificates and any date of determination, the Class 1-A-18 Notional Amount,
(f) the Class 1-A-19 Certificates and any date of determination, the Class
1-A-19 Notional Amount, (g) the Class 2-A-3 Certificates and any date of determination, the Class 2-A-3 Notional Amount, (h) the Class 3-A-2 Certificates
and any date of determination, the Class 3-A-2 Notional Amount and (i) the Class
30-IO Certificates and any date of determination, the Class 30-IO Notional
Amount.

     NYCEMA: A New York Consolidation, Extension and Modification Agreement.

     Offered Certificates: The Senior, Class B-1, Class B-2, Class B-3 and Class
M Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board,
Vice Chairman of the Board, President or a Vice President and by the Treasurer,
the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or
any other duly authorized officer of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee or the Securities Administrator, as required in this Agreement.

     Opinion of Counsel: A written opinion of counsel acceptable to the Trustee if such opinion is delivered to the Trustee, or acceptable to the Securities
Administrator if such opinion is delivered to the Securities Administrator, who may be counsel for the Depositor or the Master

                                      -25-

Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as three REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                                 Class M     2.35%
                                Class B-1    1.70%
                                Class B-2    1.05%
                                Class B-3    0.65%
                                Class B-4    0.40%
                                Class B-5    0.20%
                                Class B-6    0.00%

     Original Subordinate Certificate Balance: $26,938,380.

     OTS: The Office of Thrift Supervision.

     Outstanding Certificate: Any Outstanding Exchangeable Certificate or
Outstanding Exchangeable REMIC Certificate.

     Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable
Certificate pursuant to Section 6.04 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable
Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

     Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC
Certificate issued hereunder; provided, however, that upon the exchange of any
Exchangeable REMIC Certificate pursuant to Section 6.04 hereof, the Exchangeable
REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding
Exchangeable REMIC Certificate, and each Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full, which did not become a
Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.04.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     PAC Certificates: The Class 1-A-12, Class 1-A-13, Class 1-A-14, Class
1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22 and
Class 1-A-23 Certificates.

                                      -26-

     PAC Principal Amount: As to any Distribution Date, the amount, if any, that would reduce the aggregate Class Certificate Balance of the PAC Certificates to
the applicable balance shown in the table set forth in Exhibit O with respect to such Distribution Date.

     Pass-Through Rate: As to each Class of interest-bearing Certificates, each interest-bearing Component and the Class 3-A-1 Interest, the per annum rate set forth or described in the Preliminary Statement.

     Payahead Amount: As to any Distribution Date and Mortgage Loan, early prepayments of scheduled installments of principal and interest made by a
Mortgagor during the calendar month preceding the month of such Distribution
Date that are intended by such Mortgagor to be applied on subsequent Due Dates.

     Paying Agent: As defined in Section 9.13.

     Percentage Interest: As to any Certificate (other than a Class of
Exchangeable REMIC or Exchangeable Certificates), the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial notional amount for the Class 1-A-4, Class 1-A-6, Class 1-A-11, Class 1-A-17,
Class 1-A-18, Class 1-A-19, Class 2-A-3, Class 3-A-2 and Class 30-IO
Certificates) by the Initial Class Certificate Balance or Initial Notional
Amount, as applicable, of the Class of which such Certificate is a part. As to any Exchangeable REMIC or Exchangeable Certificate, the percentage obtained by dividing the current Certificate Balance of such Certificate (or current notional amount for the Class 1-A-11, Class 1-A-18 and Class 1-A-19
Certificates) by the current Class Certificate Balance or current Notional
Amount, as applicable, of the Class of which such Certificate is a part.

     Periodic Advance: With respect to each Servicer, shall have the meaning given to term "Monthly Advance" in the applicable Servicing Agreement.

     Permitted Investments: One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the
     United States, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

          (ii) repurchase agreements on obligations specified in clause (i)
     maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "P1" by Moody's, "F1" by Fitch and "A-1+" by
     S & P;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original

                                      -27-

     maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United
     States or any state thereof, rated not lower than "P1" by Moody's, "F1" by
     Fitch and "A-1+" by S & P;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "P1" by Moody's, "F1" by
     Fitch and "A-1+" by S & P;

          (v) investments in money market funds (including funds of the Master
     Servicer, the Securities Administrator, the Trustee or their affiliates, or funds for which an affiliate of the Master Servicer, the Securities
     Administrator or the Trustee acts as advisor, as well as funds for which the Master Servicer, the Securities Administrator, the Trustee and their affiliates may receive compensation) rated "Aaa" by Moody's, "AAA" by Fitch
     (if rated by Fitch) and "AAAm G" by S&P or otherwise approved in writing by each Rating Agency; and

          (vi) other obligations or securities that are acceptable to each
     Rating Agency and, as evidenced by an Opinion of Counsel obtained by the
     Master Servicer, Securities Administrator or Trustee, as the case may be, will not affect the qualification of the Trust Estate as three separate
     REMICs;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, or any
State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v)
a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, and (vi)
any other Person so designated by the Depositor based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other
Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States,"
"State" and "international organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.

     Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                                      -28-

     Physical Certificates: The Class 1-A-R, Class B-4, Class B-5 and Class B-6
Certificates.

     Plan: As defined in Section 6.02(e).

     PO Deferred Amount: As to any Distribution Date and the Class 30-PO
Certificates, the sum of the amounts by which the Class Certificate Balance of the Class 30-PO Certificates will be reduced on such Distribution Date or has been reduced on prior Distribution Dates as a result of Section 5.03(b) less the sum of (a) the PO Recoveries for prior Distribution Dates and (b) the amounts distributed to the Class 30-PO Certificates pursuant to Section 5.02(a)(iii) on prior Distribution Dates.

     PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO
Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a
Discount Mortgage Loan, 0%.

     PO Principal Amount: As to any Distribution Date and any Loan Group, (i)
the sum of the applicable PO Percentage of (a) the principal portion of each
Monthly Payment (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable
Servicing Agreement) due on each Mortgage Loan in such Loan Group on the related
Due Date; (b) the Stated Principal Balance, as of the date of repurchase, of (i)
each Mortgage Loan in such Loan Group that was repurchased by a Servicer pursuant to the applicable Servicing Agreement as of such Distribution Date,
(ii) each Mortgage Loan in such Loan Group repurchased by the Sponsor pursuant to the Mortgage Loan Purchase Agreement or a Purchase Obligation as of such
Distribution Date, (iii) each Mortgage Loan in such Loan Group repurchased by the Depositor pursuant to Section 2.04, or (iv) each Mortgage Loan in each Loan
Group purchased by the Master Servicer pursuant to Section 10.01; (c) any
Substitution Adjustment Amount (net of unreimbursed Advances and other amounts as to which the related Servicer is entitled to be reimbursed pursuant to the applicable Servicing Agreement)in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date; (d) any
Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received by a
Servicer during the calendar month preceding the month of such Distribution
Date; (e) with respect to each Mortgage Loan in such Loan Group that became a
Liquidated Mortgage Loan during the calendar month preceding the month of such
Distribution Date, the amount of Liquidation Proceeds (excluding Excess
Proceeds) allocable to principal received by a Servicer with respect to such
Mortgage Loan during such period; and (f) all Principal Prepayments other than
Payahead Amounts on the Mortgage Loans in such Loan Group received by a Servicer during the calendar month preceding the month of such Distribution Date and (ii)
the PO Recovery for such Distribution Date.

     PO Recovery: As to any Distribution Date, the lesser of (a) the PO Deferred
Amount for the Class 30-PO Certificates for such Distribution Date and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a
Recovery received during the calendar month preceding the month of such
Distribution Date, of the product of (x) the PO Percentage with respect to such
Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage
Loan received during the calendar month preceding the month of such Distribution
Date.

                                      -29-

     Pool Distribution Amount: As to any Distribution Date and Loan Group, the
excess of (a) the sum of (i) the aggregate of (A) the interest portion of any
Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee)
and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan
Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all
Periodic Advances made by a Servicer (or the Master Servicer or the Trustee, as
applicable) in respect of such Loan Group and payments of Compensating Interest allocable to such Loan Group made by the applicable Servicer in respect of such
Loan Group and such Distribution Date deposited to the Master Servicer Custodial
Account pursuant to Section 3.09(e)(vi); (ii) all Liquidation Proceeds (other than Excess Proceeds) received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section 3.09(e)(iii); (iii)
all Principal Prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date and deposited to the Master Servicer Custodial Account pursuant to Section
3.09(e)(i) during such period; (iv) in connection with any Mortgage Loans that are Defective Mortgage Loans in such Loan Group, the aggregate of the Purchase
Prices and Substitution Adjustment Amounts remitted on the related Remittance
Date pursuant to Section 3.09(e)(vii); (v) any other amounts in the Master
Servicer Custodial Account deposited therein pursuant to Section 3.09(e)(iv),
(v), (viii), (ix) and (x), in respect of such Distribution Date and such Loan
Group; (vi) any Reimbursement Amount required to be included pursuant to Section
5.02; and (vii) any Non-PO Recovery with respect to such Distribution Date and
Loan Group over (b) any amounts permitted to be withdrawn from the Master
Servicer Custodial Account pursuant to clauses (i) through (viii), inclusive, of
Section 3.11 in respect of such Loan Group.

     Pool Stated Principal Balance: As to any Distribution Date and any Loan
Group, the aggregate Stated Principal Balance of all Mortgage Loans in such Loan
Group that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Pool Stated Principal Balance (Non-PO Portion): As to any Distribution Date
and any of Loan Group, the sum of the product, for each Mortgage Loan of such
Loan Group, of (a) the Non-PO Percentage of such Mortgage Loan multiplied by (b)
the Stated Principal Balance of such Mortgage Loan that was an Outstanding
Mortgage Loan immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

     Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium
Mortgage Loan and Group 3 Premium Mortgage Loan.

     Prepayment Interest Shortfall: As to any Distribution Date and each
Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding the month of such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the
Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

                                      -30-

     Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to Fannie Mae or Freddie Mac.

     Principal Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class 30-PO
Certificates are the only Principal Only Certificates.

     Principal Prepayment: With respect to each Mortgage Loan, any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds or Payahead Amounts) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

     Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

     Pro Rata Share: As to any Distribution Date and any Class of Subordinate
Certificates that is not a Restricted Class, the portion of the Subordinate
Principal Distribution Amounts allocable to such Class, equal to the product of the Subordinate Principal Distribution Amounts for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata
Share of a Restricted Class shall be 0%.

     Purchase Obligation: An obligation of the Sponsor or the Depositor to purchase Mortgage Loans under the circumstances and in the manner provided in
Section 2.02 or 2.04.

     Purchase Price: With respect to each Mortgage Loan that was a Defective
Mortgage Loan repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (i) the Stated Principal Balance of the Mortgage
Loan, (ii) interest on such Stated Principal Balance at the Mortgage Interest
Rate from the date on which interest has last been paid and distributed through the last day of the month in which such repurchase takes place and (iii) any costs and damages incurred by the Trust in connection with any violation by such repurchased Mortgage Loan of any predatory or abusive lending law, less (x)
amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the applicable Servicer Custodial Account for distribution in the month of repurchase and (y) if the Person repurchasing such Mortgage Loan is servicing such Mortgage Loan under the related Servicing Agreement, the
Servicing Fee for such Mortgage Loan.

     Rate Determination Date: As to any Class of LIBOR Certificates, the second
LIBOR Business Day prior to the beginning of the applicable Interest Accrual
Period for such Class and such Distribution Date.

     Rating Agency: Each of S&P, Fitch and Moody's. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized

                                      -31-

statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee, the
Master Servicer and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the
Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related
Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient
Valuation. With respect to each Mortgage Loan that has become the subject of a
Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

     Recognition Agreement: With respect to a Cooperative Loan, the recognition agreement between the Cooperative and the originator of such Cooperative Loan.

     Record Date: The last day of the month (or, if such day is not a Business
Day, the preceding Business Day) preceding the month of the related Distribution
Date.

     Recovery: Any amount received on a Mortgage Loan subsequent to such
Mortgage Loan being determined to be a Liquidated Mortgage Loan.

     Regular Interest: A "regular interest" in a REMIC within the meaning of
Section 860G(a)(1) of the Code.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Regular Interest: A "regular interest" in a REMIC within the meaning of
Section 860G(a)(1) of the Code.

     Related: As to any Class of Exchangeable REMIC Certificates, each Class of
Exchangeable Certificates in its Combination. As to any Class of Exchangeable
Certificates, each Class of Exchangeable REMIC Certificates in its Combination

     Related Group: For Loan Group 1, Group 1; for Loan Group 2, Group 2 and for
Loan Group 3, Group 3.

                                      -32-

     Related Loan Group: For Group 1, Loan Group 1; for Group 2, Loan Group 2;
and for Group 3, Loan Group 3.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit Q attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant
Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any
Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the
Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers Civil Relief Act, as it may be amended from time to time.

     Relief Act Reduction: With respect to any Distribution Date, for any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. The Reserve Fund and the Yield Maintenance Agreement
will not be assets of any REMIC created hereunder.

     REMIC Certificate Maturity Date: The "latest possible maturity date" of the
Upper-Tier Regular Interests.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     Remittance Date: The 18th day of each month beginning in October 2006 (or, if such day is not a Business Day, the preceding Business Day).

     REO Disposition Period: As defined in Section 3.15.

     REO Proceeds: Proceeds, net of any related expenses of a Servicer received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

     REO Property: A Mortgaged Property acquired by a Servicer servicing the related Mortgage Loan on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 3.22(d).

                                      -33-

     Reporting Servicer: As defined in Section 3.22(c)(i).

     Request for Release: The Request for Release submitted by a Servicer to the
Custodian on behalf of the Trustee, substantially in the form attached hereto as
Exhibit E.

     Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

     Reserve Fund: The Eligible Account created and maintained by the Securities
Administrator pursuant to Section 3.09(d) in the name of the Securities
Administrator, on behalf of the Trustee, for the benefit of the Holders of the
Class 3-A-1 Certificates and designated "Reserve Fund, Wells Fargo Bank, N.A., as Securities Administrator for U.S. Bank National Association, as Trustee, in
trust for registered holders of Banc of America Funding Corporation Mortgage
Pass-Through Certificates, Series 2006-6." Amounts on deposit in the Class 3-A-1
Reserve Fund shall not be invested. The Reserve Fund shall not be an asset of any REMIC formed under this Agreement.

     Reserve Fund Grantor Trust: That portion of the Trust exclusive of the
REMICs consisting of (i) the right of the Class 3-A-1 Certificates to receive amounts from the Reserve Fund, (ii) the Yield Maintenance Agreement and (iii)
the Class 3-A-1 Interests.

     Residual Certificate: The Class 1-A-R Certificate.

     Responsible Officer: When used with respect to the Trustee or the
Securities Administrator, any officer of the Corporate Trust Department of the
Trustee or the Securities Administrator, as applicable, including any Senior
Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee or Securities Administrator, as applicable, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement.

     Restricted Classes: As defined in Section 5.02(d).

     Sarbanes-Oxley Certification: As defined in Section 3.22(e).

     Securities Administrator: Wells Fargo Bank, N.A., and its
successors-in-interest and, if a successor securities administrator is appointed hereunder, such successor, as securities administrator.

     Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the
Cooperative Loan in the related Cooperative Stock.

     Senior Certificates: The 1-A-R, Class 1-A-1, Class 1-A-2, Class 1-A-3,
Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9,
Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class
1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20,
Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24,

                                      -34-

Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2,
Class 3-A-3, Class 3-A-4, Class 30-IO and Class 30-PO Certificates.

     Senior Credit Support Depletion Date: The date on which the aggregate Class
Certificate Balance of the Subordinate Certificates has been reduced to zero.

     Senior Non-PO Certificates: The Senior Certificates other than the Class
30-PO Certificates.

     Senior Percentage: With respect to any Distribution Date and Loan Group, the percentage, carried to six places rounded up, obtained by dividing (i) the sum of the aggregate Class Certificate Balance of the Senior Non-PO Certificates
of the Related Group immediately prior to such Distribution Date, by (ii) the
Pool Stated Principal Balance (Non-PO Portion) of such Loan Group for such
Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date and Loan Group
during the five (5) years beginning on the first Distribution Date, 100%. The
Senior Prepayment Percentage for any Loan Group and for any Distribution Date
occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first
(1st) year thereafter, the Senior Percentage for such Loan Group plus 70% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the second (2nd) year thereafter, the Senior Percentage for such Loan Group plus 60% of the Subordinate Percentage for such Loan Group for such Distribution Date; for any Distribution Date in the third (3rd) year thereafter, the Senior Percentage for such Loan Group plus 40% of the
Subordinate Percentage for such Loan Group for such Distribution Date; for any
Distribution Date in the fourth (4th) year thereafter, the Senior Percentage for such Loan Group plus 20% of the Subordinate Percentage for such Loan Group for such Distribution Date; and for any Distribution Date in the fifth (5th) or later years thereafter, the Senior Percentage for such Loan Group for such
Distribution Date (unless on any of the foregoing Distribution Dates, the Total
Senior Percentage exceeds the initial Total Senior Percentage, in which case the
Senior Prepayment Percentage for each Loan Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior
Prepayment Percentage for a Loan Group will occur unless both of the Senior Step
Down Conditions are satisfied.

     Senior Principal Distribution Amount: As to any Distribution Date and any
Loan Group, the sum of (a) the Senior Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through
(d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Loan Group and (b) the Senior Prepayment Percentage for such Loan Group of
(1) the applicable Non-PO Percentage of the amounts described in clauses (i)(e)
and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO
Principal Amount" for such Distribution Date and Loan Group.

     Senior Step Down Conditions: As of any Distribution Date and as to which any decrease in the Senior Prepayment Percentage for any Loan Group applies, (i)
the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage
Loan for which the Mortgagor has filed for bankruptcy after the Closing Date)
delinquent 60 days or more (averaged over the preceding six month

                                      -35-

period), as a percentage of the aggregate Class Certificate Balance of the
Subordinate Certificates, is not equal to or greater than 50% or (ii) cumulative
Realized Losses with respect to such Mortgage Loans as of the applicable
Distribution Date do not exceed the percentages of the Original Subordinate
Certificate Balance set forth below:

                                                   PERCENTAGE OF
                                                ORIGINAL SUBORDINATE
          DISTRIBUTION DATE OCCURRING           CERTIFICATE BALANCE
          -----------------------------------   --------------------
          October 2011 through September 2012            30%
          October 2012 through September 2013            35%
          October 2013 through September 2014            40%
          October 2014 through September 2015            45%
          October 2015 and thereafter                    50%

     Servicer: Any of Wells Fargo Bank, SunTrust, Washington Mutual or Chase,
each in their capacity as a servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

     Servicer Custodial Accounts: The separate accounts created and maintained by each of the Servicers pursuant to the applicable Servicing Agreement.

     Servicing Advance: With respect to each Servicer, shall have the meaning given to the term "Servicing Advances" in the applicable Servicing Agreement.

     Servicing Agreements: Any of the Wells Fargo Servicing Agreement, the
SunTrust Servicing Agreement, the Washington Mutual Servicing Agreement and the
Chase Servicing Agreement.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of
Regulation AB, as such may be amended from time to time

     Servicing Fee: With respect to each Servicer, as defined in the applicable
Servicing Agreement.

     Servicing Fee Rate: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

     Servicing File: With respect to each Mortgage Loan, as defined in the applicable Servicing Agreement.

     Servicing Function Participant: Any Subcontractor utilized by the Master
Servicer, the Securities Administrator or the Custodian that is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

                                      -36-

     Servicing Officer: With respect to each Servicer, as defined in the related
Servicing Agreement.

     Servicing Transfer Costs: All reasonable costs and expenses of the Master
Servicer or the Trustee, as applicable, related to any termination of a
Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master Servicer or the Trustee, as applicable, with respect to any Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer and (ii) any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer or the Trustee, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee, as applicable, to service the Mortgage Loans properly and effectively).

     Shift Percentage: For any Distribution Date will be the percentage indicated below:

           DISTRIBUTION DATE OCCURRING IN           SHIFT PERCENTAGE
           --------------------------------------   ----------------
           October 2006 through September 2011...           0%
           October 2011 through September 2012...          30%
           October 2012 through September 2013...          40%
           October 2013 through September 2014...          60%
           October 2014 through September 2015...          80%
           October 2015 and thereafter...........         100%

     Similar Law: As defined in Section 6.02(e).

     Sponsor: Bank of America, National Association, a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

     Stated Principal Balance: As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds net of unreimbursed expenses and unreimbursed Advances allocable to principal (other than with respect to any Liquidated Mortgage Loan)
and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any
Deficient Valuation.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in

                                      -37-

Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, the Securities Administrator or the
Custodian.

     Subordinate Balance Ratio: As of any date of determination, the ratio among the principal balances of the Class 1-LS Interest, Class 2-LS Interest and Class
3-LS Interest equal to the ratio among the Group Subordinate Amounts of Loan
Group 1, Loan Group 2 and Loan Group 3.

     Subordinate Certificates: The Class B and Class M Certificates.

     Subordinate Percentage: As of any Distribution Date and Loan Group, 100%
minus the Senior Percentage for such Loan Group for such Distribution Date.

     Subordinate Prepayment Percentage: As to any Distribution Date and Loan
Group, 100% minus the Senior Prepayment Percentage for such Loan Group and such
Distribution Date.

     Subordinate Principal Distribution Amount: With respect to any Distribution
Date and any Loan Group, an amount equal to the sum of (a) the Subordinate
Percentage for such Loan Group of the applicable Non-PO Percentage of the amounts described in clauses (i)(a) through (d) of the definition of "Non-PO
Principal Amount" for such Distribution Date and Loan Group and (b) the
Subordinate Prepayment Percentage for such Loan Group of the applicable Non-PO
Percentage of the amounts described in clauses (i)(e) and (f) and (2) the amount described in clause (ii) of the definition of "Non-PO Principal Amount" for such
Distribution Date and Loan Group.

     Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective
Mortgage Loan which must, on the date of such substitution (i) have a Stated
Principal Balance, after deduction of the principal portion of the Monthly
Payment due in the month of substitution, not in excess of the Stated Principal
Balance of the Defective Mortgage Loan; (ii) have a Net Mortgage Interest Rate not less than, and not more than 2% greater than that of the Defective Mortgage
Loan; (iii) be of the same type as the Defective Mortgage Loan, (iv) have a
Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan, (v)
have a credit score not less than that of the Defective Mortgage Loan, (vi) have a credit grade not lower in quality than that of the Defective Mortgage Loan,
(vii) have a remaining term to maturity not greater than (and not more than one
(1) year less than) that of the Defective Mortgage Loan; (viii) have the same lien priority as the Defective Mortgage Loan; and (ix) comply with each Mortgage
Loan representation and warranty set forth in the Mortgage Loan Purchase
Agreement or the related Servicing Agreement, as the case may be. More than one
Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

     Substitution Adjustment Amount: As defined in Section 2.02.

     SunTrust: SunTrust Mortgage, Inc., in its capacity as a Servicer under the
SunTrust Servicing Agreement.

     SunTrust Servicing Agreement: Collectively, (i) the Flow Sale and Servicing
Agreement, dated as of February 1, 2004, by and between BANA (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and
SunTrust, as seller, (ii) that

                                      -38-

certain Amendment No. 1, dated as of June 1, 2004, by and between BANA and
SunTrust, (iii) that certain Master Assignment, Assumption and Recognition
Agreement, dated September 1, 2004, by and among BAMCC, SunTrust, BANA and
Wachovia Bank, National Association, (iv) that certain Amendment No. 2, dated as of November 1, 2004, by and between BANA and SunTrust, (v) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement,
dated as of January 1, 2006, by and between BANA and SunTrust, (vi) that certain
Memorandum of Sale, dated as of May 25, 2006, by and between BANA and SunTrust,
(vii) that certain Memorandum of Sale, dated as of June 9, 2006, by and between
BANA and SunTrust, (viii) that certain Memorandum of Sale, dated as of July 25,
2006, by and between BANA and SunTrust, and (ix) the Assignment, Assumption and
Recognition Agreement, dated September 28, 2006, by and among BANA, the
Depositor, the Trustee, the Master Servicer and SunTrust.

     Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation
Section 1.860F-4(d) and Treasury Regulation Section 301.6231(a)(7)-1.

     Telerate Page 3750: As defined in Section 5.09.

     Total Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing (x) the aggregate Class Certificate Balance of the Senior Non-PO Certificates by (y) the
aggregate Pool Stated Principal Balance (Non-PO Portion) for all Loan Groups
with respect to such Distribution Date.

     Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

     Trust: The trust created by this Agreement, which shall be named the "Banc of America Funding 2006-6 Trust."

     Trust Estate: The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to a portion of which three REMIC elections are to be made, such entire Trust
Estate consisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO
Property, together with all collections thereon and proceeds thereof, (iii) the
Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof,
(iv) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan, (v) the
Depositor's rights under the Servicing Agreements and the Mortgage Loan Purchase
Agreement (including any security interest created thereby), (vi) the Securities
Administrator's rights under the Yield Maintenance Agreement and (vii) the
Servicer Custodial Accounts, the Master Servicer Custodial Account, the
Certificate Account and the Reserve Fund and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. The Buy-Down Account shall not be part of the Trust Estate.

                                      -39-

     Trustee: U.S. Bank National Association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

     Uncertificated Lower-Tier Interest: A regular interest in the Lower-Tier
REMIC which is held as an asset of the Intermediate Lower-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class 1-L Interest, Class 1-LS Interest, Class 1-LIO Interest, Class 2-L
Interest, Class 2-LS Interest, Class 2-LIO Interest, Class 2-LPO Interest, Class
3-L Interest, Class 3-LS Interest and Class 3-LIO Interest are Uncertificated
Lower-Tier Interests.

     Uncertificated Intermediate Lower-Tier Interest: A regular interest in the
Intermediate Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof.
Any of the Class 1-A-IT1 Interest, Class 1-A-IT2 Interest, Class 1-A-IT3
Interest, Class 1-A-IT4 Interest, Class 1-A-IT5 Interest, Class 1-A-IT6
Interest, Class 1-A-IT7 Interest, Class 1-A-IT8 Interest, Class 1-A-ITR
Interest, Class 1-ITIO Interest, Class 2-A-IT1 Interest, Class 2-A-IT2 Interest,
Class 2-ITIO Interest, Class 2-ITPO Interest, Class 3-A-IT1 Interest, Class
3-A-IT2 Interest, Class 3-ITIO Interest, Class M-IT1 Interest, Class B-IT1
Interest, Class B-IT2 Interest, Class B-IT3 Interest, Class B-IT4 Interest,
Class B-IT5 Interest and Class B-IT6 Interest are Uncertificated Intermediate
Lower-Tier Interests.

     Undercollateralized Amount: As defined in Section 5.02.

     Undercollateralized Group: As defined in Section 5.02.

     Underwriter's Exemption: An exemption listed in footnote 1 of, and as amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (August
22, 2002) and any successor exemption.

     Uninsured Cause: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.12.

     Upper-Tier Certificate Sub-Account: The deemed sub-account of the
Certificate Account designated by the Securities Administrator pursuant to
Section 3.09(i).

     Upper-Tier Regular Interest: As defined in the Preliminary Statement.

     Upper-Tier REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Intermediate Lower-Tier Interests and such amounts as shall from time to time be deemed to be held in the Upper-Tier
Certificate Sub-Account.

     U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the
United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury

                                      -40-

Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1%
of all Voting Rights shall be allocated to the Holders of the Class 1-A-4
Certificates, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-6 Certificates, (c) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-11 Certificates, (d) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-17 Certificates, (e) 1% of all
Voting Rights shall be allocated to the Holders of the Class 1-A-18
Certificates, (f) 1% of all Voting Rights shall be allocated to the Holders of the Class 1-A-19 Certificates, (g) 1% of all Voting Rights shall be allocated to the Holders of the Class 2-A-3 Certificates, (h) 1% of all Voting Rights shall be allocated to the Holders of the Class 3-A-2 Certificates, (i) 1% of all
Voting Rights shall be allocated to the Holders of the Class 30-IO Certificates,
(j) 1% of all Voting Rights shall be allocated to the Holder of the Residual
Certificate and (k) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Senior Certificates in proportion to the Certificate
Balances of their respective Certificates on such date.

     Washington Mutual: Washington Mutual Bank, in its capacity as a Servicer under the Washington Mutual Servicing Agreement.

     Washington Mutual Servicing Agreement: Collectively, (i) that certain
Mortgage Loan Purchase and Sale Agreement (Amended and Restated), dated as of
July 1, 2003, by and among Washington Mutual Bank fsb, Washington Mutual and
BANA (as successor in interest to BAMCC) as amended by (a) that certain Master
Assignment, Assumption and Recognition Agreement (the "MAAR"), dated as of July
1, 2004, by and among BAMCC, BANA and Washington Mutual and (b) that certain
Regulation AB Amendment to the Mortgage Loan Purchase and Sale Agreement, dated as of January 1, 2006, by and among Washington Mutual Bank fsb, Washington
Mutual and BANA, (ii) the Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between BANA and Washington Mutual, as amended by (a)
the MAAR and (b) that certain Regulation AB Amendment to the Servicing
Agreement, dated as of January 1, 2006, by and between Washington Mutual and
BANA, (iii) that certain Term Sheet, dated as of June 21, 2006, by and between
Washington Mutual and BANA and (iv) the Assignment, Assumption and Recognition
Agreement, dated September 28, 2006, by and among BANA, the Depositor, the
Trustee, the Master Servicer and Washington Mutual.

     Wells Fargo Bank: Wells Fargo Bank, N.A., in its capacity as Servicer under the Wells Fargo Servicing Agreement.

     Wells Fargo Servicing Agreement: Collectively, (i) that certain Second
Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2006, by and between BANA and Wells Fargo Bank, (ii) that certain
Second Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of
May 1, 2006, by and between BANA and Wells Fargo Bank, (iii) that certain
Assignment and Conveyance Agreement, dated as of May 24, 2006, and (iv) the
Assignment, Assumption and Recognition Agreement, dated September 28, 2006, by and among BANA, the Depositor, the Trustee, the Master Servicer and Wells Fargo
Bank.

                                      -41-

     Yield Maintenance Agreement: The yield maintenance agreement between the
Securities Administrator, on behalf of the Trust, and the Counterparty, which will be for the benefit of the Class 3-A-1 Certificates, substantially in the form attached hereto as Exhibit O. The Yield Maintenance Agreement shall not be an asset of any REMIC formed under this Agreement.

     Yield Maintenance Agreement Payment: For any Distribution Date prior to and including the Distribution Date in March 2013, the amount, if any, required to be paid by the Counterparty to the Securities Administrator under the Yield
Maintenance Agreement.

     Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve (12) 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage
Loans (other than payments of principal and interest due and payable on the
Mortgage Loans on or before the Cut-off Date) and the Depositor's rights under the Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements. The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage
Loans or any agreement or instrument relating thereto, except as specifically set forth herein. It is agreed and understood by the parties hereto that it is not intended that any mortgage loan be included in the Trust that is a
"High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act
effective January 1, 2004, (iii) the Massachusetts Predatory Home Loan Practices
Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act,
effective January 1, 2005.

     (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, or a Custodian on behalf of the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of U.S. Bank National
     Association, as trustee for holders of Banc of America Funding Corporation
     Mortgage Pass-Through Certificates, Series 2006-6, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as

                                      -42-

     noteholder or assignee thereof, in and to that Mortgage Note) and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

          (ii) except as provided below and other than with respect to the
     Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, the original recorded Mortgage with evidence of a recording thereon, or if any such
     Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded
     Mortgage, a copy of such Mortgage certified by the applicable Servicer
     (which may be part of a blanket certification) as being a true and correct copy of the Mortgage;

          (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "U.S. Bank National Association, as
     trustee for the holders of Banc of America Funding Corporation Mortgage
     Pass-Through Certificates, Series 2006-6" (which may be included in a blanket assignment or assignments), together with, except as provided below and other than with respect to the Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the applicable Servicer (which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and
     provided, further, if the related Mortgage has been recorded in the name of
     Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no
     Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce the obligations of the applicable Servicer to take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

          (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

          (v) other than with respect to the Mortgage Loans purchased by the
     Sponsor from Wells Fargo Bank, any of (A) the original or duplicate original mortgagee title insurance policy and all riders thereto, (B) a title search showing no lien (other than standard exceptions) on the
     Mortgaged Property senior to the lien of the Mortgage or (C) an opinion of counsel of the type customarily rendered in the applicable jurisdiction in lieu of a title insurance policy;

          (vi) the original of any guarantee executed in connection with the
     Mortgage Note;

                                      -43-

          (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) for each Mortgage Loan secured by Cooperative Stock (other than with respect to any Mortgage Loan secured by Cooperative Stock purchased by the Sponsor from Wells Fargo Bank), the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), if an
Assignment of Mortgage is required to be recorded as set forth below, the
Depositor has delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, a copy of such Assignment of Mortgage in blank rather than in the name of the Trustee and has caused the applicable Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such
Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original
Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

     If in connection with any Mortgage Loans, the Depositor cannot deliver (A)
the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy, if any, (together with all riders thereto), if applicable, satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or

                                      -44-

documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy, if applicable, has not been delivered to any of the related Servicer, the Sponsor or the Depositor, as applicable, by the applicable title insurer, if any, in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or a Custodian on behalf of the Trustee, as the case may be, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one (1) year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv)
above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered an Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the
Trustee or a Custodian, on behalf of the Trustee, as the case may be, (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor, or the applicable Servicer to the Trustee or a
Custodian on the Trustee's behalf, as the case may be. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Depositor shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

     Upon discovery by the Depositor or notice from Wells Fargo Bank, the Master
Servicer, the Securities Administrator or Trustee that a Document Transfer Event has occurred, the Depositor shall, with respect to Mortgage Loans purchased by the Sponsor from Wells Fargo Bank, deliver or cause to be delivered to the
Trustee or a Custodian, on behalf of the Trustee, within 60 days copies (which may be in electronic form mutually agreed upon by the Depositor and the Trustee or such Custodian) of the following additional documents or instruments to the
Mortgage File with respect to each such Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Trustee or a Custodian on behalf of the Trustee, as applicable, if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

          (1) other than if the related Mortgage has been recorded in the name of MERS or its designee, originals of all interim recorded assignments of such mortgage or a copy of such interim assignments certified by Wells Fargo Bank
(which may be part of a blanket certification) as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates);

          (2) the original or a certified copy of the lender's title insurance policy;

                                      -45-

          (3) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording; and

          (4) for each Mortgage Loan secured by Cooperative Stock, the originals of the following documents or instruments:

               (A) The Cooperative Stock Certificate;

               (B) The stock power executed in blank;

               (C) The executed Cooperative Lease;

               (D) The executed Recognition Agreement;

               (E) The executed assignment of Recognition Agreement, if any;

               (F) The executed UCC-1 financing statement with evidence of recording thereon; and

               (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     With respect to each Mortgage Loan, as promptly as practicable subsequent to such transfer and assignment, the Master Servicer shall (except for any
Mortgage which has been recorded in the name of MERS or its designee) enforce the obligations of the related Servicer pursuant to the related Servicing
Agreement to (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within the time period required in the applicable Servicing Agreement and (II) at the
Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the
Trustee, except that, with respect to any Assignment of a Mortgage as to which the related Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in accordance with the applicable Servicing
Agreement.

     No recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee and the Securities
Administrator an unqualified Opinion of Counsel reasonably acceptable to the
Trustee and the Securities Administrator to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the
Depositor or the originator of such Mortgage Loan or (ii) the recordation of an
Assignment of Mortgage in such state is not required

                                      -46-

by either Rating Agency in order to obtain the initial ratings on the
Certificates on the Closing Date. Exhibit J attached hereto sets forth the list of all states where recordation is required by any Rating Agency to obtain the initial ratings of the Certificates. The Securities Administrator and the
Trustee may rely and shall be protected in relying upon the information contained in such Exhibit J.

     In the case of Mortgage Loans that have been prepaid in full as of the
Closing Date, the Depositor, in lieu of delivering the above documents to the
Trustee, or a Custodian on the Trustee's behalf, will cause the applicable
Servicer to remit to the Master Servicer for deposit in the Master Servicer
Custodial Account the portion of such payment that is required to be deposited in the such account pursuant to Section 3.09.

     Section 2.02 Acceptance by the Trustee or Custodian of the Mortgage Loans.
Subject to the provisions of the following paragraph, the Trustee declares that it, or a Custodian as its agent, will hold the documents referred to in Section
2.01 and the other documents delivered to it or a Custodian as its agent, as the case may be, constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause a
Custodian to deliver to the Depositor and the Master Servicer a certification in the form attached hereto as Exhibit K (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, such Person has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

     Within 90 days after the execution and delivery of this Agreement, the
Trustee shall review, or cause a Custodian, on behalf of the Trustee, to review, the Mortgage Files in such Person's possession, and shall deliver to the
Depositor and the Master Servicer a certification in the form attached hereto as
Exhibit L (the "Final Certification") to the effect that, as to each Mortgage
Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b). In performing any such review, the Trustee or a Custodian, as the case may be, may conclusively rely on the purported genuineness of any such document and any signature thereon.

     If, in the course of such review, the Trustee, or a Custodian on its behalf, finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File or if the Depositor, the Master Servicer, the Trustee, a Custodian or the
Securities Administrator discovers a breach by a Servicer, the Sponsor or the
Depositor of any representation, warranty or covenant under the Servicing
Agreements, the Mortgage Loan Purchase Agreement or this Agreement, as the case may be, in respect of any Mortgage Loan and such breach materially adversely affects the interest of the Certificateholders in the related Mortgage Loan
(provided that any such breach that causes the Mortgage Loan not to be a
"qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the
Certificateholders), then such party shall promptly so notify the Master
Servicer, the Sponsor, such Servicer, the Securities Administrator, the Trustee and the Depositor of such failure to meet the requirements of Section 2.01 or of such breach and request that the applicable Servicer, the Sponsor or the
Depositor, as

                                      -47-

applicable, deliver such missing documentation or cure such defect or breach within 90 days of its discovery or its receipt of notice of any such failure to meet the requirements of Section 2.01 or of such breach. If the Trustee receives written notice that the Depositor, the Sponsor or the applicable Servicer, as the case may be, has not delivered such missing document or cured such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust, shall enforce the applicable Servicer's, Sponsor's or Depositor's obligation, as the case may be, under the applicable Servicing Agreement, the
Mortgage Loan Purchase Agreement or this Agreement, as the case may be, and cause the applicable Servicer, the Sponsor or the Depositor, as the case may be, to either (a) other than in the case of Washington Mutual, substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b)
purchase such Mortgage Loan from the Trust at the Purchase Price for such
Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase must occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

     Notwithstanding any contrary provision of this Agreement, no substitution pursuant to this Section 2.02 shall be made more than 90 days after the Closing
Date unless the Depositor delivers to the Securities Administrator an Opinion of
Counsel, which Opinion of Counsel shall not be at the expense of the Trustee, the Securities Administrator or the Trust Estate, addressed to the Trustee and the Securities Administrator, to the effect that such substitution will not (i)
result in the imposition of the tax on "prohibited transactions" on any REMIC created hereunder or contributions after the Start-up Day, as defined in
Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause any
REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding.

     It is understood that the scope of the Trustee's review (or a Custodian's review on its behalf) of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the applicable Mortgage Loans identified in the related Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the definition of Mortgage Loan Schedule. Neither the
Trustee nor any Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction.

     If the Trustee receives written notice from the Depositor, the Master
Servicer or the Securities Administrator of a breach of any representation or warranty of a related Servicer or the Sponsor, the Trustee, on behalf of the
Trust, shall enforce the rights of the Trust under the Servicing Agreements, the
Mortgage Loan Purchase Agreement and this Agreement for the benefit of the
Certificateholders. If the Trustee receives written notice from the Depositor, the Master Servicer or the Securities Administrator of a breach of the representations or warranties with respect to the Mortgage Loans set forth in a
Servicing Agreement, the Trustee, on behalf of the Trust, shall enforce the right of the Trust to be indemnified for such breach of representation or warranty. In addition, if the Trustee receives written notice from the
Depositor, the Master

                                      -48-

Servicer or the Securities Administrator of a breach of a representation with respect to a Mortgage Loan set forth in clauses (k) or (o) of paragraph 3 of the
Mortgage Loan Purchase Agreement that occurs as a result of a violation of an applicable predatory or abusive lending law, the Trustee, on behalf of the
Trust, shall enforce the right of the Trust to reimbursement by the Sponsor for all costs or damages incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"), but in the case of a breach of a representation set forth in clauses (k) or (o) of paragraph 3 of the Mortgage
Loan Purchase Agreement, only to the extent the applicable Servicer does not so reimburse the Trust. It is understood and agreed that, except for any indemnification provided in the Servicing Agreements and the payment of any
Reimbursement Amount, the obligation of a Servicer, the Sponsor or the Depositor to cure or to repurchase (or, other than in the case of Washington Mutual, to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against a Servicer, the Sponsor or the Depositor in respect of such omission, defect or breach available to the Trustee on behalf of the Trust and the Certificateholders.

     With respect to the representations and warranties relating to the Mortgage
Loans set forth in the Mortgage Loan Purchase Agreement that are made to the best of the Sponsor's knowledge or as to which the Sponsor had no knowledge, if it is discovered by the Depositor, the Master Servicer or the Trustee that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation or warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

     It is understood and agreed that the representations and warranties relating to the Mortgage Loans set forth in the Mortgage Loan Purchase Agreement shall survive delivery of the Mortgage Files to the Trustee or a Custodian on
the Trustee's behalf and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment. It is understood and agreed that the obligations of the Sponsor set forth in this
Section 2.02 to cure, substitute for or repurchase a Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement constitute the sole remedies available to the Certificateholders and to the Trustee on their behalf respecting a breach of the representations and warranties contained in the Mortgage Loan Purchase
Agreement.

     The representations and warranties of each Servicer with respect to the applicable Mortgage Loans in the related Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in such
Servicing Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Servicer under the related Servicing Agreement and (ii) a representation or warranty of the Sponsor under the Mortgage Loan Purchase
Agreement, the only right or remedy of the Trustee or of any Certificateholder shall be the Trustee's right, on behalf of the Trust, to enforce the obligations of the applicable Servicer under any applicable representation or warranty made by it. It is hereby acknowledged that the Sponsor shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also

                                      -49-

constitutes a breach of a representation or warranty made by the applicable
Servicer in the applicable Servicing Agreement, without regard to whether such
Servicer fulfills its contractual obligations in respect of such representation or warranty. It is hereby further acknowledged that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section
2.04) under any circumstances.

     With respect to each Substitute Mortgage Loan the applicable Servicer, the
Sponsor or the Depositor, as the case may be, shall deliver to the Trustee (or a
Custodian on behalf of the Trustee), for the benefit of the Certificateholders, the documents and agreements required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage
Loan in the month of substitution shall not be part of the Trust Estate. For the month of substitution, distributions to Certificateholders will include the
Monthly Payment due for such month on any Defective Mortgage Loan for which the
Depositor, the Sponsor or a Servicer (other than Washington Mutual) has substituted a Substitute Mortgage Loan.

     The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage
Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan
Schedule to the Securities Administrator, the Trustee and any Custodian. Upon
such substitution of a Mortgage Loan by the Depositor, the Sponsor or a Servicer
(other than Washington Mutual), each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects and the Depositor or the Sponsor, as the case may be, shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, similar representations and warranties to those made with respect to the Defective
Mortgage Loan and the applicable Servicer shall be deemed to have made to the
Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the mortgage loan representations and warranties made pursuant to the applicable Servicing Agreement. Upon any such substitution and the deposit to the Master Servicer Custodial Account of any required Substitution Adjustment
Amount (as described in the next paragraph) and receipt by the Trustee of a
Request for Release, the Trustee shall release, or shall direct a Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to applicable Person and shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, without recourse, as shall be necessary to vest title in such Person or its designee to the
Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

     For any month in which the Depositor, the Sponsor or a Servicer (other than
Washington Mutual) substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans substituted by such
Person in a Loan Group as of the date of substitution is less than the aggregate
Stated Principal Balance of all such Defective Mortgage Loans in a Loan Group substituted by such Person (after application of the principal portion of the
Monthly Payments due in the month of substitution) (the "Substitution Adjustment
Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect

                                      -50-

to such Defective Mortgage Loans shall be remitted by such Person to the Master
Servicer for deposit to the Master Servicer Custodial Account on or before the
18th day of the month succeeding the calendar month during which the related
Mortgage Loan is required to be purchased or replaced hereunder.

     The Trustee shall retain or shall cause a Custodian to retain, as applicable, possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall cause to be promptly delivered to the Trustee or a Custodian on behalf of the
Trustee, as the case may be, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Master Servicer's possession from time to time.

     Neither the Trustee nor any Custodian shall be under any duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in Section 2.01(b)(iv), (vi), (vii), (viii) and (ix).
In connection with making the certifications required hereunder, to the extent a title search or opinion of counsel has been provided in lieu of a title policy for any Mortgage Loan, the Trustee or a Custodian on its behalf, as applicable, shall only be responsible for confirming that a title search or opinion of counsel has been provided for such Mortgage Loan.

     Section 2.03 Representations, Warranties and Covenants of the Master
Servicer. The Master Servicer hereby makes the following representations and warranties to the Depositor, the Securities Administrator and the Trustee, as of
the Closing Date:

          (i) The Master Servicer is a corporation duly organized and validly existing in good standing under the laws of the State of New York and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a
     Mortgaged Property securing a Mortgage Loan is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Master Servicer. The Master Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this
     Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Master Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized.
     This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Master Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
     All requisite corporate action has been taken by the Master Servicer to make this Agreement valid and binding upon the Master Servicer in accordance with its terms.

                                      -51-

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Master Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the
     Closing Date, be obtained.

          (iii) The consummation of the transactions contemplated by this
     Agreement are in the ordinary course of business of the Master Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Master Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Master Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Master Servicer, threatened against the Master
     Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would materially impair the ability of the
     Master Servicer to perform under the terms of this Agreement.

     The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or a Custodian on the Trustee's behalf and shall inure to the benefit of the
Certificateholders.

     Section 2.04 Representations and Warranties of the Depositor as to the
Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

          (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.
     The Mortgage Loans were not assigned or pledged by the Depositor and the
     Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

          (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the
     Trust.

                                      -52-

          (iii) As of the Closing Date, the Depositor has not transferred the
     Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

          (iv) Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulation Section 1.860G-2.

     It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage
Files to the Trustee or the related Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

     Upon discovery by any of the Depositor, the Master Servicer, the Securities
Administrator or the Trustee that any of the representations and warranties set forth in this Section 2.04 is not accurate (referred to herein as a "breach")
and that such breach materially and adversely affects the interests of the
Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties; provided that a breach of the representation that each Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within
90 days of its discovery or its receipt of notice of any such breach, the
Depositor shall cure such breach in all material respects or shall either (i)
repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Purchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach relates to the representation that each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Purchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be remitted to the Master Servicer for deposit to the Master Servicer Custodial
Account. It is understood and agreed that, except with respect to the second preceding sentence, the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trust and the Trustee on
behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

     Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Senior Certificates (other than the Class 1-A-R, Class
3-A-1, Class 30-IO and Exchangeable Certificates), the IO Components, the Class
3-A-1 Interest and the Classes of Subordinate Certificates as "regular interests" and the Class UR Interest as the single class of "residual interest"
in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and
860G(a)(2), respectively. The Depositor hereby further designates (i) the
Uncertificated Intermediate Lower-Tier Interests as classes of "regular interests" and the Class ILR Interest as the single class of "residual interest"
in the Intermediate Lower-Tier REMIC for the purposes of Code Sections
860G(a)(1) and 860G(a)(2), respectively and (ii) the Uncertificated Lower-Tier
Interests as classes of "regular interests" and the Class LR Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of
Code Sections 860G(a)(1) and 860G(a)(2), respectively.

                                      -53-

     Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC, the
Intermediate Lower-Tier REMIC and Lower-Tier REMIC within the meaning of Section
860G(a)(9) of the Code.

     Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the Upper-Tier Regular Interests, the Intermediate
Lower-Tier REMIC and the Lower-Tier REMIC is one month after the maturity of the latest maturing Mortgage Loan.

     Section 2.08 Execution and Delivery of Certificates. (a) The Trustee (i) in
exchange for the Mortgage Loans and all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier
Interests on behalf of the Intermediate Lower-Tier REMIC and the
Certificateholders and that it holds the Uncertificated Intermediate Lower-Tier
Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii)
in exchange for the Uncertificated Intermediate Lower-Tier Interests, has caused the Securities Administrator to execute and deliver to or upon the order of the
Depositor, Certificates (other than the Exchangeable Certificates) in authorized
Denominations which, together with the Uncertificated Intermediate Lower-Tier
Interests and the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

     (b) In addition, the Securities Administrator shall, from time to time as requested by beneficial owners of Exchangeable REMIC Certificates or
Exchangeable Certificates pursuant to Section 5.11, exchange Exchangeable REMIC
Certificates for Exchangeable Certificates and vice versa.

     Section 2.09 Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Banc of America Funding 2006-6 Trust" and does hereby appoint U.S. Bank National Association as Trustee in accordance with the provisions of this Agreement.

     Section 2.10 Purpose and Powers of the Trust.

     The purpose of the common law trust, as created hereunder, is to engage in the following activities:

     (a) to acquire and hold the Mortgage Loans and the other assets of the
Trust Estate and the proceeds therefrom;

     (b) to issue the Certificates sold to the Depositor in exchange for the
Mortgage Loans;

     (c) to make payments on the Certificates;

     (d) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                                      -54-

     (e) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Estate and the making of distributions to the Certificateholders.

     The trust is hereby authorized to engage in the foregoing activities.
Neither the Trustee nor the Securities Administrator shall cause the trust to engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement (or those ancillary thereto) while any Certificate is outstanding, and this Section 2.10 may not be amended without the consent of the Certificateholders evidencing 51% or more of the aggregate voting rights of the Certificates.

                                   ARTICLE III

                       ADMINISTRATION AND MASTER SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Master Servicing of the Mortgage Loans. For and on behalf of the Certificateholders, the Master Servicer shall supervise, monitor and oversee the obligations of the Servicers to service and administer their respective
Mortgage Loans in accordance with the terms of the applicable Servicing
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement, subject to the prior sentence, and with Customary Servicing Procedures. Furthermore, the Master
Servicer shall oversee and consult with each Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Servicer and shall cause each Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under the applicable Servicing Agreement. The Master
Servicer shall independently and separately monitor each Servicer's servicing activities with respect to each related Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and the
Master Servicer's records, and based on such reconciled and corrected information, prepare the Master Servicer's Certificate and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the
Servicers to the Master Servicer Custodial Account pursuant to the applicable
Servicing Agreements.

     Continuously from the date hereof until the termination of the Trust, the
Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable Servicing Agreement.

     The relationship of the Master Servicer (and of any successor to the Master
Servicer as master servicer under this Agreement) to the Trustee and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                                      -55-

     Section 3.02 Monitoring of Servicers. (a) The Master Servicer shall be responsible for reporting to the Trustee, the Securities Administrator and the
Depositor the compliance by each Servicer with its duties under the related
Servicing Agreement. In the review of each Servicer's activities, the Master
Servicer may rely upon an officer's certificate of the Servicer with regard to such Servicer's compliance with the terms of its Servicing Agreement. In the event that the Master Servicer, in its judgment, determines that a Servicer should be terminated in accordance with its Servicing Agreement, or that a notice should be sent pursuant to such Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor, the Securities
Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

     (b) The Master Servicer, for the benefit of the Trust and the
Certificateholders, shall enforce the obligations of each Servicer under the related Servicing Agreement, and shall, in the event that a Servicer fails to perform its obligations in accordance with the related Servicing Agreement, subject to the preceding paragraph, terminate the rights and obligations of such
Servicer thereunder and act as successor Servicer of the related Mortgage Loans under the applicable Servicing Agreement or cause the Trustee to enter into a new Servicing Agreement with a successor Servicer selected by the Master
Servicer; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor
Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master
Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys fees against the party whom such enforcement is directed, provided that the Master Servicer and the Trustee, as applicable, shall not be required to prosecute or defend any legal action except to the extent that the
Master Servicer or the Trustee, as applicable, shall have received reasonable indemnity for its costs and expenses in pursuing such action.

     (c) To the extent that the costs and expenses of the Master Servicer or the
Trustee, as applicable, related to any termination of a Servicer, appointment of a successor Servicer or the transfer and assumption of servicing by the Master
Servicer or the Trustee, as applicable, with respect to any Servicing Agreement
(including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of an event of default by such Servicer under the related Servicing Agreement and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor
Servicer to service the Mortgage Loans in accordance with the related Servicing
Agreement) are not fully and timely reimbursed by the terminated Servicer, the
Master Servicer or the Trustee, as applicable, shall be entitled to reimbursement of such costs and expenses from the Master

                                      -56-

Servicer Custodial Account; provided that if such servicing transfer costs are ultimately reimbursed by the terminated Servicer, then the Master Servicer or the Trustee, as applicable, shall remit such amounts that are reimbursed by the terminated Servicer to the Master Servicer Custodial Account.

     (d) The Master Servicer shall require each Servicer to comply with the remittance requirements and other obligations set forth in the related Servicing
Agreement.

     (e) If the Master Servicer acts as Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.

     (f) Subject to the conditions set forth in this Section 3.02(f), the Master
Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Master Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Master Servicer, specifying (i) the identity of each such
Subcontractor that is a Servicing Function Participant and (ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Master Servicer of any Servicing Function Participant, the
Master Servicer shall cause any such Servicing Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.21 of this
Agreement to the same extent as if such Servicing Function Participant were the
Master Servicer. The Master Servicer shall be responsible for obtaining from each such Servicing Function Participant and delivering to the applicable
Persons any Assessment of Compliance and related Attestation Report required to be delivered by such Servicing Function Participant under Section 3.21, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Master Servicer engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Master Servicer shall be responsible for determining whether such
Subcontractor is an Additional Servicer.

     The Master Servicer shall indemnify the Depositor, the Sponsor, the
Trustee, the Custodian and the Securities Administrator and any of their directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Master Servicer's obligation set forth in the preceding paragraph or the failure of the Master Servicer to perform any of its obligations under this Section
3.02(f), Section 3.20, Section 3.21 or Section 3.22.

     Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Master
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons involved in the performance of its obligations as
Master Servicer hereunder. These policies must insure the Master Servicer against losses resulting from dishonest or fraudulent acts committed by the
Master Servicer's personnel, any employees of outside firms that provide data processing services for the Master Servicer, and temporary contract employees or student interns. No

                                      -57-

provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Master
Servicer by express waiver of Fannie Mae or Freddie Mac. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

     Section 3.04 Access to Certain Documentation. The Master Servicer shall provide, and the Master Servicer shall cause each Servicer to provide in accordance with the related Servicing Agreement, to the OCC, the OTS, the FDIC and to comparable regulatory authorities supervising Holders of Certificates and the examiners and supervisory agents of the OCC, the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OCC, the OTS, the FDIC and such other authorities with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer and the related Servicer. In fulfilling such request for access, the Master Servicer shall not be responsible to determine the sufficiency of any information provided by such Servicer.
Nothing in this Section 3.04 shall limit the obligation of the Master Servicer and the related Servicer to observe any applicable law and the failure of the
Master Servicer or the related Servicer to provide access as provided in this
Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

     Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims. (a)
The Master Servicer shall not take, or permit any Servicer (to the extent such action is prohibited under the applicable Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage
Insurance Policy of any loss which, but for the actions of the Master Servicer or such Servicer, would have been covered thereunder. The Master Servicer shall use its best reasonable efforts to cause each Servicer (to the extent required under the related Servicing Agreement) to keep in force and effect (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance), primary mortgage insurance applicable to each Mortgage Loan in accordance with the provisions of this Agreement and the related Servicing
Agreement, as applicable. The Master Servicer shall not, and shall not permit any Servicer (to the extent required under the related Servicing Agreement) to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Mortgage Note and is required to be kept in force hereunder except in accordance with the provisions of this
Agreement and the related Servicing Agreement, as applicable.

     (b) The Master Servicer agrees to present, or to cause each Servicer (to the extent required under the related Servicing Agreement) to present, on behalf of the Trust, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary
Mortgage Insurance Policies respecting defaulted Mortgage Loans. Pursuant to
Sections 3.08 and 3.09, any amounts collected by the Master Servicer or any
Servicer under any

                                      -58-

Primary Mortgage Insurance Policies shall be deposited in the Master Servicer
Custodial Account, subject to withdrawal pursuant to Section 3.11.

     Section 3.06 Rights of the Depositor, the Securities Administrator and the
Trustee in Respect of the Master Servicer. The Depositor may, but is not
obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. None of the Securities Administrator, the Trustee or the Depositor
shall have any responsibility or liability for any action or failure to act by the Master Servicer and the Securities Administrator, the Trustee or the
Depositor shall not be obligated to supervise the performance of the Master
Servicer hereunder or otherwise.

     Section 3.07 Trustee to Act as Master Servicer. (a) In the event the Master
Servicer or any successor master servicer shall for any reason no longer be the
Master Servicer hereunder (including by reason of an Event of Default), the
Trustee as trustee hereunder shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Master Servicer to assume, all of the rights and obligations of the Master Servicer hereunder arising thereafter. Any such assumption shall be subject to Sections 7.02 and 8.05.

     (b) The predecessor Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all master servicing documents and records and an accounting of amounts collected or held by the Master Servicer, and shall transfer control of the Master Servicer Custodial Account and any investment accounts to the successor Master Servicer, and otherwise use its best efforts to effect the orderly and efficient transfer of its rights and duties as
Master Servicer hereunder to the assuming party. The Trustee shall be entitled to be reimbursed from the predecessor Master Servicer (or the Trust if the predecessor Master Servicer is unable to fulfill such obligations) for all
Master Servicing Transfer Costs.

     Section 3.08 Servicer Custodial Accounts and Escrow Accounts. (a) The
Master Servicer shall enforce the obligation of each Servicer to establish and maintain a Servicer Custodial Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a loan by loan basis, into which accounts shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt all collections of principal and interest on any Mortgage Loan and all collections with respect to any REO Property received by a Servicer, including Principal
Prepayments, Insurance Proceeds, Liquidation Proceeds, Recoveries and Advances
made from the Servicer's own funds (less servicing compensation as permitted by the applicable Servicing Agreement in the case of any Servicer) and all other amounts to be deposited in the Servicer Custodial Account. The Master Servicer
is hereby authorized to make withdrawals from and deposits to the related
Servicer Custodial Account for purposes required or permitted by this Agreement.

     (b) The Master Servicer shall also enforce the obligation of each Servicer to establish and maintain a Buy-Down Account in accordance with the applicable
Servicing Agreement, with records to be kept with respect thereto on a Mortgage
Loan by Mortgage Loan basis, into which

                                      -59-

accounts any Buy-Down Funds shall be deposited within 48 hours (or as of such other time specified in the related Servicing Agreement) of receipt thereof. The
Master Servicer is hereby authorized to make withdrawals from and deposits to the related Buy-Down Account for purposes required or permitted by this
Agreement. In addition, the Master Servicer shall enforce the obligation of each
Servicer to withdraw from the Buy-Down Account and deposit in immediately available funds in the Servicer Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

     (c) To the extent required by the related Servicing Agreement and by the related Mortgage Note and not violative of current law, the Master Servicer shall enforce the obligation of each Servicer to establish and maintain one or more escrow accounts (for each Servicer, collectively, the "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or Advances by such Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Servicer to establish an Escrow Account in violation of applicable law.

     Section 3.09 Collection of Mortgage Loan Payments; Master Servicer
Custodial Account; Certificate Account; Reserve Fund; and Yield Maintenance
Agreement. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer shall enforce the obligations of the Servicers to collect all payments due under the terms and provisions of the Mortgage Loans when the same shall become due and payable to the extent such procedures shall be consistent with the applicable
Servicing Agreement.

     (b) The Securities Administrator shall establish and maintain the
Certificate Account, which shall be deemed to consist of six sub-accounts and into which the Master Servicer will deposit on or prior to 11:00 a.m. New York time, five (5) calendar days preceding each Distribution Date (or, if such calendar day is not a Business Day, the succeeding Business Day) all amounts on deposit in the Master Servicer Custodial Account for distribution to
Certificateholders.

     (c) The Master Servicer shall establish and maintain the Master Servicer
Custodial Account, which shall be an Eligible Account. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicer Custodial Account and retain therein any amounts which are required to be deposited in the Master
Servicer Custodial Account by the Master Servicer.

     (d) (i) The Securities Administrator shall establish and maintain the
Reserve Fund, held in trust for the benefit of the Holders of the Class 3-A-1
Certificates. The Securities Administrator shall deposit in the Reserve Fund on the date received by it the related Yield Maintenance Agreement Payment, if any, received from the Counterparty for the related Distribution Date. Funds on deposit in the Reserve Fund shall remain uninvested. On each Distribution Date, the Securities Administrator shall withdraw from the Reserve Fund the Yield
Maintenance Agreement Payment, if any, received in respect of such Distribution
Date and shall distribute such amount to the Class 3-A-1 Certificates.

                                      -60-

          (ii) The Securities Administrator and the Trustee shall account for the Reserve Fund and the Yield Maintenance Agreement and the rights with respect thereto as, for federal income tax purposes, a "grantor trust" as described in Subpart E of Part I of Subchapter J of the Code and Treasury
     Regulation Section 301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this Agreement. The Securities Administrator shall apply for a taxpayer identification number on IRS Form SS-4 and any similarly required state or local forms or using any other acceptable method for all tax entities. The Securities Administrator shall furnish or caused to be furnished to the Holders of the Class 3-A-1 Certificates and shall file or cause to be filed IRS Form 1041 and such other forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the Reserve Fund Grantor Trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The beneficial owners of the Yield
     Maintenance Agreement and the Reserve Fund are the Holders of the Class
     3-A-1 Certificates. The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulations Section 1.860G-2(h) that is owned by the holders of the Class 3-A-1 Certificates.

          (iii) Any amounts in the Reserve Fund paid by the Securities
     Administrator pursuant to this Section 3.09(d) to the Class 3-A-1
     Certificates shall be accounted for by the Securities Administrator as amounts paid to the Class 3-A-1 Certificates from, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter
     J of the Code and Treasury Regulation Section 301.7701-4(c)(2) unless required otherwise by applicable law or an applicable taxing authority. The
     Securities Administrator shall prepare, sign and file all of the tax returns in respect of such grantor trust. In addition, the Securities
     Administrator shall account for the right of the Class 3-A-1 Certificates to receive amounts from the Reserve Fund as rights in limited recourse interest rate cap contracts written by the Counterparty in favor of the
     Class 3-A-1 Certificates. Thus, for tax purposes, each Class 3-A-1
     Certificate shall be treated as representing not only ownership of a
     "regular interest" in the Upper-Tier REMIC within the meaning of Code
     Section 860G(a)(1), but also ownership of an interest in a notional principal contract.

          (iv) For federal tax return and information reporting purposes, the right of the Holders of the Class 3-A-1 Certificates to receive payments under the Yield Maintenance Agreement shall be assumed to have a value of zero as of the Closing Date unless and until required otherwise by an applicable taxing authority.

     (e) On a daily basis within one (1) Business Day of receipt (except as otherwise specifically provided herein), the Master Servicer shall deposit or cause to be deposited in the Master Servicer Custodial Account the following payments and collections remitted to the Master Servicer by each Servicer from its respective Servicer Custodial Account pursuant to the related Servicing
Agreement or otherwise or received by the Master Servicer in respect of the
Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date)
and the following amounts required to be deposited hereunder:

                                      -61-

          (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on the Mortgage Loans, net of the related Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than
     Insurance Proceeds to be (1) applied to the restoration or repair of the
     Mortgaged Property, (2) released to the Mortgagor in accordance with
     Customary Servicing Procedures or (3) required to be deposited to an Escrow
     Account pursuant to Section 3.08 and (B) any Insurance Proceeds released from an Escrow Account;

          (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.09(f) in connection with any losses on Permitted
     Investments with respect to the Master Servicer Custodial Account;

          (v) any amounts relating to REO Property required to be remitted by the applicable Servicer;

          (vi) Periodic Advances made by the applicable Servicer pursuant to the related Servicing Agreement (or, if applicable, by the Master Servicer or the Trustee pursuant to Section 3.19 or the Trustee pursuant to Section
     8.01) and any Compensating Interest paid by the applicable Servicer pursuant to the related Servicing Agreement;

          (vii) all Purchase Prices, all Substitution Adjustment Amounts and all
     Reimbursement Amounts to the extent received by the Master Servicer;

          (viii) any Recoveries;

          (ix) any Buy-Down Funds required to be deposited pursuant to Section
     3.08; and

          (x) any other amounts required to be deposited hereunder.

     If the Master Servicer shall deposit any amount not required to be deposited, it may at any time withdraw such amount from the Master Servicer
Custodial Account, any provision herein to the contrary notwithstanding. All funds required to be deposited in the Master Servicer Custodial Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11.

     (f) Each institution at which the Master Servicer Custodial Account is maintained shall invest the funds therein as directed in writing by the Master
Servicer in Permitted Investments, which shall mature not later than the date on which the Master Servicer is required to remit to the Securities Administrator pursuant to Section 3.09(b) and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the
Trustee, for the benefit of the Certificateholders. All Master Servicer
Custodial Account Reinvestment Income shall be for the benefit of the Master
Servicer as part of its master servicing compensation and shall be remitted to the Master Servicer monthly as provided herein.

                                      -62-

The amount of any losses realized in the Master Servicer Custodial Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer from its own funds in the Master Servicer
Custodial Account.

     (g) Each institution at which the Certificate Account is maintained shall invest the funds therein if directed in writing by the Securities Administrator in Permitted Investments that are obligations of the institution that maintains the Certificate Account, which shall mature on the Distribution Date and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All income and gains net of any losses realized since the preceding Distribution Date from Permitted Investments of funds in the
Certificate Account shall be for the benefit of the Securities Administrator as its compensation and the amount of any losses realized in the Certificate
Account in respect of any such Permitted Investments shall promptly be deposited by the Securities Administrator from its own funds in the Certificate Account.

     (h) The Master Servicer shall give notice to the Depositor, the Trustee, the Securities Administrator and the Rating Agencies of any proposed change of location of the Master Servicer Custodial Account not later than 30 days after and not more that 45 days prior to any change thereof. The Securities
Administrator shall give notice to the Depositor, the Trustee, the Master
Servicer and the Rating Agencies of any proposed change of the location of the
Certificate Account maintained by the Securities Administrator not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Master Servicer Custodial Account and the Certificate Account shall be evidenced by a certification substantially in the form attached hereto as
Exhibit F.

     (i) The Securities Administrator shall designate each of the Intermediate
Lower-Tier Certificate Sub-Account and the Upper-Tier Certificate Sub-Account as
a sub-account of the Certificate Account. On each Distribution Date (other than the Final Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the
Securities Administrator shall, from funds available on deposit in the
Certificate Account, be deemed to deposit into the Intermediate Lower-Tier
Certificate Sub-Account, the Lower-Tier Distribution Amount. The Securities
Administrator shall then immediately, from funds available in the Intermediate
Lower-Tier Certificate Sub-Account, be deemed to deposit into the Upper-Tier
Certificate Sub-Account, the Intermediate Lower-Tier Distribution Amount.

     Section 3.10 Access to Certain Documentation and Information Regarding the
Mortgage Loans. The Master Servicer shall afford and shall enforce the obligation of the Servicers to afford the Securities Administrator and the
Trustee reasonable access to all records and documentation regarding the
Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer or the applicable Servicer.

                                      -63-

     Section 3.11 Permitted Withdrawals from the Certificate Account and the
Master Servicer Custodial Account. (a)The Securities Administrator shall withdraw funds from the Certificate Account for distributions to
Certificateholders in the manner specified in this Agreement. In addition, the
Master Servicer may from time to time make withdrawals from the Master Servicer
Custodial Account for the following purposes:

          (i) to pay to the Servicers (to the extent not previously retained by them), the Servicing Fee to which they are entitled pursuant to the
     Servicing Agreements and to pay itself any Master Servicer Custodial
     Account Reinvestment Income;

          (ii) to pay to the Securities Administrator and the Trustee any
     amounts due to the Securities Administrator and the Trustee under this
     Agreement (including, but not limited to, all amounts provided for under
     Section 3.02, Section 3.07, Section 8.05 and Section 9.11, other than the amounts provided for in the first sentence of Section 9.11);

          (iii) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for unreimbursed Advances made pursuant to the related Servicing
     Agreement (or in the case of itself or the Trustee, pursuant to Section
     3.19 or Section 8.01, as applicable), such right of reimbursement pursuant to this clause (iii) being limited first to amounts received on the
     Mortgage Loans serviced by such Servicer in the related Loan Group in respect of which any such Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such Servicer (or, if applicable, the Master Servicer or the Trustee) in respect of which any such Advance was made;

          (iv) to reimburse the Servicers (or, if applicable, itself or the
     Trustee) for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iv) being limited first to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage
     Loan(s) in respect of which such Nonrecoverable Advance was made and then limited to amounts received on all the Mortgage Loans serviced by such
     Servicer (of, if applicable, the Master Servicer or the Trustee);

          (v) to reimburse the Servicers for Insured Expenses from the related
     Insurance Proceeds;

          (vi) to pay to the purchaser, with respect to each Mortgage Loan or
     REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

          (vii) to reimburse itself or the Depositor for expenses incurred by either of them and reimbursable pursuant to this Agreement, including but not limited to, Section 3.02 and Section 7.03;

          (viii) to withdraw any amount deposited in the Master Servicer
     Custodial Account and not required to be deposited therein; and

          (ix) to clear and terminate the Master Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

                                      -64-

If the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time direct the Securities
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Securities
Administrator which describes the amounts remitted in error to the Securities
Administrator for deposit to the Certificate Account.

     (b) On each Distribution Date, funds on deposit in the Certificate Account and deemed to be on deposit in the Upper-Tier Certificate Sub-Account shall be used to make payments on the Upper-Tier Regular Interests and the Class 1-A-R
Certificate (in respect of the Class UR Interest) as provided in Sections 5.01 and 5.02. The Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

     Section 3.12 Maintenance of Hazard Insurance and Other Insurance. (a) For
each Mortgage Loan, the Master Servicer shall enforce any obligation of the
Servicers under the related Servicing Agreements to maintain or cause to be maintained fire, flood and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in accordance with the related
Servicing Agreements. It is understood and agreed that such insurance provided for in this Section 3.12 shall be with insurers meeting the eligibility requirements set forth in the applicable Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

     (b) Pursuant to Sections 3.08 and 3.09, any amounts collected by the Master
Servicer, or by any Servicer, under any insurance policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the applicable
Servicing Agreement) shall be deposited into the Master Servicer Custodial
Account, subject to withdrawal pursuant to Sections 3.09 and 3.11. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to
Certificateholders and shall be recoverable by the Master Servicer or such
Servicer pursuant to Sections 3.08 and 3.09.

                                      -65-

     Section 3.13 Presentment of Claims and Collection of Proceeds. The Master
Servicer shall (to the extent provided in the applicable Servicing Agreement)
cause the related Servicer to, prepare and present on behalf of the Trust and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured's claim) as shall be necessary to realize recovery under such policies.
Any proceeds disbursed to the Master Servicer (or disbursed to a Servicer and remitted to the Master Servicer) in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

     Section 3.14 Enforcement of Due-On-Sale Clauses; Assumption Agreements. To
the extent provided in the applicable Servicing Agreement and to the extent
Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicers to enforce such clauses in accordance with the applicable Servicing Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with the applicable Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the applicable Servicing Agreement.

     Section 3.15 Realization Upon Defaulted Mortgage Loans; REO Property. (a)
The Master Servicer shall cause each Servicer (to the extent required under the related Servicing Agreement) to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with the applicable Servicing Agreement.

     (b) With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Master Servicer shall enforce the obligation of the Servicers, to the extent provided in the applicable Servicing Agreement, to (i) cause the name of the Trust to be placed on the title to such REO Property and (ii) ensure that the title to such REO
Property references this Agreement. The Master Servicer shall, to the extent provided in the applicable Servicing Agreement, cause the applicable Servicer to sell any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the related Servicing Agreement, as applicable.
Pursuant to its efforts to sell such REO Property, the Master Servicer shall cause the applicable Servicer to protect and conserve such REO Property in the manner and to the extent required by the applicable Servicing Agreement, subject to the REMIC Provisions. In the event that the Trust Estate acquires any
Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall enforce the obligation of the related Servicer to dispose of such Mortgaged Property within the time period specified in the applicable Servicing Agreement, but in any event within three years after the acquisition by the Servicer for the Trust
(such period, the "REO Disposition Period") unless (i) the Servicer provides to the Trustee, the Master Servicer and the Securities Administrator an Opinion of
Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to three years after its acquisition will not result in the

                                      -66-

imposition of taxes on "prohibited transactions" of the Trust as defined in
Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by the Trust is located or cause any REMIC created hereunder to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by the Trust is located at any time that any
Certificates are outstanding or (ii) the Servicer shall have applied for and received an extension of such period from the Internal Revenue Service, in which case the Trust Estate may continue to hold such Mortgaged Property for the period of such extension.

     (c) The Master Servicer shall, to the extent required by the related
Servicing Agreement, cause the applicable Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Servicer Custodial Account.

     (d) The applicable Servicer, upon the final disposition of any REO
Property, shall be entitled to reimbursement for any related unreimbursed
Advances and other unreimbursed advances as well as any unpaid Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided that any such unreimbursed Advances as well as any unpaid Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

     (e) The Liquidation Proceeds from the final disposition of the REO
Property, net of any payment to the applicable Servicer as provided above shall be deposited in the related Servicer Custodial Account on or prior to the
Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial Account.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall not permit any Mortgaged Property acquired by the Trust to be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, (ii) result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC
Provisions or (iii) subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged
Property under Section 860G(c) of the Code or otherwise, unless the Master
Servicer or related Servicer, as applicable, has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     Notwithstanding any other provision of this Agreement, the Master Servicer and the Securities Administrator, as applicable, shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer or the Securities
Administrator reasonably believes are applicable under the Code. The consent of
Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Securities Administrator agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has

                                      -67-

furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder"
within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to the Trust or the Depositor. In the event the Securities Administrator withholds any amount from interest or original issue discount payments or advances thereof to any
Certificateholder pursuant to federal withholding requirements, the Securities
Administrator shall indicate the amount withheld to such Certificateholder.

     Section 3.16 Trustee to Cooperate; Release of Mortgage Files. Upon the
payment in full of any Mortgage Loan, or the receipt by the Master Servicer or the related Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or the related
Servicer will immediately notify the Trustee (or, at the direction of the
Trustee, a Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the related Servicer with the Mortgage File) of a
Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Master Servicer or the related Servicer). Upon receipt of such request, the Trustee or a Custodian, as applicable, shall within seven (7)
Business Days release the related Mortgage File to the Master Servicer or the related Servicer. The Trustee shall at the Master Servicer's or the related
Servicer's direction execute and deliver to the Master Servicer or the related
Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage relating to the Mortgage Loan, in each case provided by the Master Servicer or the related Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Master Servicer shall enforce the applicable Servicer's obligation under the related Servicing Agreement take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor of the Mortgage Loan.

     From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any Primary Mortgage Insurance Policy, any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the
other documents included in the Mortgage File, the Trustee or a Custodian, as
applicable, shall, upon delivery to the Trustee (or, at the direction of the
Trustee, a Custodian) of a Request for Release signed by a Master Servicing
Officer or a Servicing Officer, release the Mortgage File within seven (7)
Business Days to the Master Servicer or the related Servicer. Subject to the further limitations set forth below, the Master Servicer or the applicable
Servicer shall cause the Mortgage Files so released to be returned to the
Trustee or a Custodian, as applicable, when the need therefor no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case such Servicer shall deliver to the Trustee or a Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     If the Master Servicer or any related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement or the Servicing Agreement, the Master Servicer or
any related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's

                                      -68-

sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

     Section 3.17 Documents, Records and Funds in Possession of the Master
Servicer to be Held for the Trustee. Notwithstanding any other provisions of this Agreement, the Master Servicer shall cause each Servicer to transmit to the
Trustee (or a Custodian on behalf of the Trustee) as required by this Agreement and the Servicing Agreements all documents and instruments in respect of a
Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or the related Servicer or which otherwise are collected by the Master Servicer or the related Servicer as Liquidation Proceeds, Recoveries or Insurance
Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer or the related Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Master Servicer Custodial Account or any Servicer
Custodial Account, shall be held by the Master Servicer or the related Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee on behalf of the Trust, subject to the applicable provisions of this Agreement and the related Servicing Agreement. The Master
Servicer also agrees that it shall not, and shall enforce any requirement under the related Servicing Agreement that the related Servicer shall not, knowingly create, incur or subject any Mortgage File or any funds that are deposited in any Master Servicer Custodial Account, any Servicer Custodial Account, the
Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Master Servicer or Servicer, or assert by legal action or otherwise any claim or right of setoff against any
Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

     Section 3.18 Master Servicer Compensation. As compensation for its services hereunder, the Master Servicer shall be entitled to the Master Servicer
Custodial Account Reinvestment Income. The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Section 3.19 Advances. The Master Servicer shall enforce the obligations of each Servicer to make a Periodic Advance in accordance with the applicable
Servicing Agreement. A Servicer shall be entitled to be reimbursed from the applicable Servicer Custodial Account for all Advances of its own funds made pursuant to the related Servicing Agreement. Based upon information set forth in the servicer reports, the Master Servicer shall inform the Securities
Administrator of the amount of the Periodic Advance to be made by a Servicer on each applicable Advance Date no later than the related Remittance Date. If a
Servicer fails to make any required Periodic Advance pursuant to the related
Servicing Agreement, the Master Servicer shall (i) unless the Master Servicer determines that such Periodic Advance would not be

                                      -69-

recoverable in its good faith business judgment, make such Periodic Advance not later than the Business Day on which the Master Servicer is required to remit funds to the Securities Administrator pursuant to Section 3.09(b) and (ii) to the extent such failure leads to the termination of the Servicer and until such time as a successor Servicer is appointed, continue to make Periodic Advances required pursuant to the related Servicing Agreement for any Distribution Date, within the same time frame set forth in (i) above, unless the Master Servicer determines (to the extent provided in the related Servicing Agreement) that such
Periodic Advance would not be recoverable. If the Master Servicer is unable to make a Periodic Advance required to be made by it in accordance with this
Section 3.19, the Master Servicer shall immediately, and in no event later than
5:00 P.M. New York time on the Business Day on which the Master Servicer is required to remit funds to the Securities Administrator pursuant to Section
3.09(b), give written notice thereof to the Trustee, the Securities
Administrator and the Depositor.

     Section 3.20 Annual Statement as to Compliance. (a)Each of the Master
Servicer and the Securities Administrator shall deliver, and shall cause any
Additional Servicer engaged by it to deliver, or otherwise make available to the
Depositor and the Securities Administrator (and the Securities Administrator
will forward to the Trustee and each Rating Agency), no later than March 15th of each calendar year beginning in 2007, an Officer's Certificate (each, together with such similar certificate delivered by each Servicer as described in Section
3.20(b), a "Compliance Statement"), signed by an officer of such party, stating, as to the signer thereof, that (a) a review of the activities of such party during the preceding calendar year or portion thereof and of performance of such party under this Agreement or such applicable agreement in case of an Additional
Servicer has been made under such officers' supervision and (b) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or such applicable agreement in case of an
Additional Servicer in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Compliance Statements shall contain no restrictions or limitations on its use. The obligations of the Master Servicer and the Securities
Administrator under this Section apply to each entity that acted as Master
Servicer or Securities Administrator, as applicable, during the applicable period, whether or not such entity is acting as Master Servicer or Securities
Administrator at the time such Compliance Statement is required to be delivered.

     (b) In the event the Master Servicer or the Securities Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and shall use its reasonable efforts to cause any Additional Servicer that resigns or is terminated under any applicable servicing agreement to provide, a Compliance Statement pursuant to this Section 3.20 with respect to the period of time that the Master Servicer or the Securities Administrator was subject to this Agreement or such applicable agreement in the case of an
Additional Servicer or the period of time that the Additional Servicer was subject to such other servicing agreement. The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing
Agreement, to deliver to the Master Servicer a Compliance Statement within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Compliance Statements of the Servicers with its own Compliance Statement to be submitted pursuant to this Section 3.20.

                                      -70-

     Section 3.21 Assessments of Compliance and Attestation Reports. (a)Each of
the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall deliver, and shall cause each Servicing Function Participant engaged by it to deliver, or otherwise make available to the Depositor and the
Securities Administrator on or before March 15th of each calendar year beginning in 2007, a report regarding such party's assessment of compliance with the
Relevant Servicing Criteria (each, together with such similar report delivered by each Servicer as described in Section 3.21(c), an "Assessment of
Compliance"), that contains (i) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (ii) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (iii) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 3.22(c), including, if there has been any material instance of noncompliance with the Relevant
Servicing Criteria, a discussion of each such failure and the nature and status thereof and (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant
Servicing Criteria as of and for such period.

     No later than February 1 of each fiscal year for the Trust for which a 10-K is required to be filed, the Master Servicer, the Securities Administrator and the Custodian shall each forward to the Securities Administrator and the
Depositor the name of each Servicing Function Participant engaged by it and what
Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master
Servicer, the Securities Administrator and the Custodian (or any Servicing
Function Participant engaged by them) submit their assessments to the Securities
Administrator and the Depositor, such parties will also at such time include the assessment (and attestation pursuant to Section 3.21(b)) of each Servicing
Function Participant engaged by it.

     Promptly after receipt of such Assessments of Compliance, the Securities
Administrator shall confirm that the Assessments of Compliance, taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit Q and on any similar exhibit set forth in each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions. None of such parties shall be required to deliver any such Assessments of Compliance until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year. The Custodian and any Servicing
Function Participant engaged by it shall not be required to deliver or cause the delivery of such Assessments of Compliance in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (b) Each of the Master Servicer, the Securities Administrator and the
Custodian, each at its own expense, shall cause, and shall cause each Servicing
Function Participant engaged by it to cause, on or before March 15th of each calendar year beginning in 2007, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator,
the Custodian or such other Servicing Function Participants, as the case may be)
and that is a member of the American Institute of Certified Public Accountants
to furnish a report (each, together with such similar report delivered by each
Servicer as described in Section 3.21(c), an "Attestation Report") to the
Securities Administrator and the Depositor, to the effect

                                      -71-

that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the
Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such Attestation Report why it was unable to express such an opinion. Each such related Attestation Report shall be made in accordance with Rules
1-02(a)(3) and 2-02(g) of the Commission's Regulation S-X. Such Attestation
Reports must be available for general use and not contain restricted use language. If requested by the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's registration statement on Form S-3 relating to the Offered Certificates and the Form 10-K for the Trust.

     Promptly after receipt of such Attestation Reports, the Securities
Administrator shall confirm that each Assessment of Compliance is coupled with a related Attestation Report and shall notify the Depositor of any exceptions. The
Master Servicer shall include each such Attestation Report furnished to it by the Servicers with its own Attestation Report to be submitted to the Securities
Administrator pursuant to this Section 3.21. None of the Master Servicer, the
Securities Administrator or any Servicing Function Participant engaged by such parties shall be required to deliver or cause the delivery of such Attestation
Reports until April 15 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year. The Custodian and any
Servicing Function Participant engaged by it shall not be required to deliver or cause the delivery of such Attestation Report in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding fiscal year.

     (c) The Master Servicer shall enforce any obligation of each Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the
Master Servicer an Assessment of Compliance and related Attestation Report within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement. The Master Servicer shall include such Assessments of Compliance and Attestation Reports of the Servicers
with its own Assessment of Compliance and related Attestation Report to be submitted pursuant to this Section 3.21.

     (d) In the event the Master Servicer, the Custodian or the Securities
Administrator is terminated or resigns pursuant to the terms of this Agreement, such party shall provide, and each such party shall cause any Servicing Function
Participant engaged by it to provide, an Assessment of Compliance pursuant to this Section 3.21, coupled with an Attestation Report as required in this
Section 3.21 with respect to the period of time that the Master Servicer or the
Securities Administrator was subject to this Agreement.

     Section 3.22 Reports to the Commission. (a) The Securities Administrator
and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's

                                      -72-

satisfying its reporting requirements under the Exchange Act. Without limiting the generality of the foregoing, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, Form 10-D and Form 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Master Servicer shall sign such Forms on behalf of the Trust.
Notwithstanding the previous sentence, the Depositor shall file the Form 8-K in connection with the filing of this Agreement.

     (b) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the Monthly Statement for such
Distribution Date attached thereto. Any disclosure in addition to the Monthly
Statement for such Distribution Date that is required to be included on Form
10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit R hereto to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 3.22(b).

     As set forth on Exhibit R hereto, within 5 calendar days after the related
Distribution Date, (i) the parties described on Exhibit R shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, any Additional Form 10-D Disclosure, if applicable, together with an Additional
Disclosure Notification in the form of Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities
Administrator shall compile all such information provided to it in a Form 10-D prepared by it. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit R of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the
Securities Administrator in connection with including any Additional Form 10-D
Disclosure on Form 10-D pursuant to this paragraph.

     After preparing the Form 10-D, the Securities Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Master Servicer for review and, only if Additional Form 10-D Disclosure is contained therein, the Securities Administrator shall forward such Form 10-D to the Depositor for review. Within 2 Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities
Administrator may proceed with the execution and filing of the Form 10-D. A duly authorized officer of the Master Servicer shall sign each Form 10-D. If a Form
10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.22(f)(ii). Form 10-D requires the registrant to indicate (by checking
"yes" or "no") that it "(1) has filed all

                                      -73-

reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the
Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities
Administrator in writing, no later than the fifth calendar day after the related
Distribution Date with respect to the filing of a report on Form 10-D, if the answer to either question should be "no." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the
Securities Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. Each party to this
Agreement acknowledges that the performance by the Master Servicer and
Securities Administrator of its duties under this Section 3.22(b) related to the timely preparation, arrangement for execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(b) and also contingent upon the Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than these set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Additional Form 10-D Disclosure pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-D, where such failure results from the Master Servicer's or the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or
Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

     (c) On or prior to the 90th day after the end of each fiscal year of the
Trust or such earlier date as may be required by the Exchange Act (the "10-K
Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities
Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the
Securities Administrator within the applicable time frames set forth in this
Agreement and the related Servicing Agreements:

          (i) a Compliance Statement for each Servicer, the Master Servicer and the Securities Administrator (each, a "Reporting Servicer") as described under Section 3.20;

          (ii) (A) the Assessment of Compliance for each Reporting Servicer, as described under Section 3.21(a) and (c), and (B) if each Reporting
     Servicer's Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included; provided, however,

                                      -74-

     that the Securities Administrator, at its discretion, may omit from the
     Form 10-K any Assessment of Compliance described in this clause (ii) or
     Attestation Report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB;

          (iii) (A) the Attestation Report for each Reporting Servicer, as described under Section 3.21(b) and (c), and (B) if any Reporting
     Servicer's Attestation Report identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's Attestation Report is not included as an exhibit to such Form 10-K, disclosure that such Attestation Report is not included and an explanation why such Attestation Report is not included; and

          (iv) a Sarbanes-Oxley Certification, as described in Section 3.22(e).

     Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit S to the Depositor and the
Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
10-K Disclosure, except as set forth in this Section 3.22(c).

     As set forth on Exhibit S hereto, no later than March 1 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in
2007, (i) the parties described in Exhibit S shall be required to provide to the
Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, together with an Additional Disclosure Notification in the form attached hereto as Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K
Disclosure on Form 10-K. The Securities Administrator shall compile all such information provided to it in a Form 10-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Additional
Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities
Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

     After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Master Servicer and Depositor for
review. Within three Business Days after receipt of such copy, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.22(h)(ii). Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the

                                      -75-

preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby represents to the Securities
Administrator that the Depositor has filed all such required reports during the preceding 12 months and that is has been subject to such filing requirement for the past 90 days. The Depositor shall notify the Securities Administrator in writing, no later than March 15th with respect to the filing of a report on Form
10-K, if the answer to either question should be "no." The Securities
Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report. Promptly (but no later than 1 Business
Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The signing party at the
Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Master
Servicer and the Securities Administrator of its duties under this Section
3.22(c) related to the timely preparation, arrangement for execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.22(c), Section
3.22(e), Section 3.20 and Section 3.21 and is also contingent upon the
Servicers, the Custodian and any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
Administrator of any necessary Additional Form 10-K Disclosure, any Compliance
Statement and any Assessment of Compliance and Attestation Report pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer or Servicing
Function Participant needed to prepare, arrange for execution or file such Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (d) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-Ks in connection with the issuance of the Certificates. Any disclosure or information related to a
Reportable Event or that is otherwise required to be included on Form 8-K other than the initial Form 8-Ks filed in connection with the issuance of the
Certificates ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit T hereto to the Depositor and the Securities
Administrator and directed and approved by the Depositor pursuant to the following paragraph, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form
8-K Disclosure Information, or any Form 8-K, except as set forth in this Section
3.22(d).

     As set forth on Exhibit T hereto, no later than the end of business on the
2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Securities Administrator
(at cts.sec.notifications@wellsfargo.com with a copy by facsimile to
410-715-2380) and to the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the

                                      -76-

Securities Administrator and such party, any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification in the form attached hereto as Exhibit V and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K
Disclosure Information. The Securities Administrator shall compile all such information provided to it in a Form 8-K prepared by it. The Securities
Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit T of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K
Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

     After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Master Servicer and Depositor for
review. No later than the close of business New York City time on the 3rd
Business Day after the Reportable Event, the Depositor shall notify the
Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the execution and filing of the Form 8-K. A duly authorized officer of the Master Servicer shall sign the Form 8-K and shall return the signed Form
8-K to the Securities Administrator no later than noon New York City time on the fourth Business Day after the Reportable Event. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities
Administrator will follow the procedures set forth in Section 3.22(h)(ii).
Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities
Administrator. The signing party at the Master Servicer can be contacted at the address specified in Section 11.05. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this
Section 3.22(d) related to the timely preparation, arrangement for execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section
3.22(d) and also contingent upon the Servicers, the Custodian and any Servicing
Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure
Information pursuant to the related Servicing Agreements, any custodial agreement or any other applicable agreement. Neither the Master Servicer nor the
Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, Custodian or
Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (e) Each Form 10-K shall include a certification (the "Sarbanes-Oxley
Certification"), exactly as set forth in Exhibit M attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities
Administrator shall provide, and shall cause any Servicing Function Participant engaged by it to provide, to the Person who signs the Sarbanes-Oxley
Certification (the "Certifying Person"), by March 15th of each year in which

                                      -77-

the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification
(each, together with such similar certification delivered by each Servicer as described in Section 3.22(f), a "Back-up Certification"), in the form attached hereto as Exhibit R, upon which the Certifying Person, the entity for which the
Certifying Person acts as an officer, and such entity's officers, directors and affiliates (collectively with the Certifying Person, "Certification Parties")
can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the
Trust. In the event the Master Servicer, the Securities Administrator or any
Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-up Certification to the Certifying Person pursuant to this Section 3.22(e) with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be. Notwithstanding the foregoing, the Master
Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-up Certification required to be furnished to it pursuant to this section or any Servicing Agreement or Custodial
Agreement.

     (f) Pursuant to the related Servicing Agreements, the Master Servicer shall enforce the obligation of each Servicer to provide the Back-up Certification required pursuant to each of the Servicing Agreements.

     (g) Upon any filing with the Commission prepared and filed by the
Securities Administrator, the Securities Administrator shall promptly deliver or make available to the Depositor a copy of any such executed report, statement or information.

     (h) (i) The obligations set forth in paragraphs (a) through (g) of this
Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act. On or prior to
January 30 of the first year in which the Securities Administrator is able to do so under applicable law, unless otherwise requested by the Depositor, the
Securities Administrator shall prepare and file with the Commission a Form 15
Suspension Notification executed by the Master Servicer with respect to the
Trust, with a copy to the Depositor. At the beginning of the calendar year after the filing of a Form 15 Suspension Notification, if the Depositor or the
Certificate Registrar determines that the number of Certificateholders of the
Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the
Exchange Act, it shall promptly notify the Securities Administrator and the
Securities Administrator shall recommence preparing and filing reports on Form
8-K, Form 10-D and Form 10-K as required pursuant to this Section and the then-current reporting requirements of the Exchange Act and the parties hereto will again have the obligations set forth in paragraphs (a) through (h) of this
Section.

     (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, Form 10-D or Form 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities
Administrator will immediately electronically notify the Depositor and the
Master Servicer of such inability to make a timely filing with the Commission.
In the case of Form 10-

                                      -78-

D and Form 10-K, the Securities Administrator, the Master Servicer, the Trustee
and the Depositor will cooperate to prepare and file a Form 12b-25 and a Form
10-D/A and Form 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange
Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement),
Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the
Securities Administrator will notify the Depositor and such other parties to the transaction as are affected by such amendment, and such parties will cooperate to prepare any necessary Form 8-K/A, Form 10-D/A or Form 10-K/A. Any Form 15,
Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized officer (and a senior officer with respect to the Form 10-K) of the
Master Servicer. The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of their duties under this Section 3.22(h) related to the timely preparation, arrangement for execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K,
Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section 3.22(h). Neither the Master Servicer nor the Securities
Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, arrange for execution and/or timely file any such Form 15, Form 12b-25 or any amendments to
Forms 8-K, Form 10-D or Form 10-K, where such failure results from the
Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicer, the Custodian or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, Form 10-D or Form
10-K, not resulting from its own negligence, bad faith or willful misconduct.

     (i) Notwithstanding the provision of Section 11.01, this Section 3.22 may be amended without the consent of the Certificateholders.

                                      -79-

                                   ARTICLE IV

                          MASTER SERVICER'S CERTIFICATE

     Section 4.01 Master Servicer's Certificate. Each month, not later than
12:00 noon Eastern time on the 18th calendar day of such month (or if such day is not a Business Day, the following Business Day), the Master Servicer shall deliver to the Securities Administrator, a Master Servicer's Certificate based solely on the information provided by the Servicers (in substance and format mutually acceptable to the Master Servicer and the Securities Administrator)
certified by a Master Servicing Officer setting forth the information necessary in order for the Securities Administrator to perform its obligations under this
Agreement. The Securities Administrator may conclusively rely upon the information contained in a Master Servicer's Certificate delivered by the Master
Servicer for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

                                   ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

     Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Master Servicer's Certificate, the Securities Administrator
shall distribute out of the Certificate Account, the Intermediate Lower-Tier
Certificate Sub-Account, the Exchangeable Certificates Grantor Trust or the
Upper-Tier Certificate Sub-Account, as applicable (to the extent funds are available therein), to each Certificateholder of record on the related Record
Date (other than as provided in Section 10.01 respecting the final distribution)
(a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Certificate (other than a
Residual Certificate), by wire transfer or by such other means of payment as such Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

     None of the Holders of any Class of Certificates, the Depositor, the Master
Servicer, the Securities Administrator or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

     Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

     Section 5.02 Priorities of Distributions. (a) On each Distribution Date, the Securities Administrator shall withdraw from the Certificate Account (to the extent funds are available therein) (1) to the extent not previously paid, the amounts payable to the Master Servicer, the Securities Administrator and the
Trustee pursuant to Section 3.09(f) and (g) and Section 3.11 and shall pay such funds to itself, the Master Servicer and the Trustee, as applicable, and (2)
based solely on the information contained in the Master Servicer's Certificate, the Pool Distribution Amount for each Loan Group, and shall apply such funds to the Certificates in the following

                                      -80-

order of priority and to the extent of such funds, paying each Group solely from the Pool Distribution Amount for the Related Loan Group, in the following order of priority and to the extent of such funds:

          (i) concurrently to each Class of Senior Certificates and IO Component of such Group, an amount allocable to interest equal to the Interest
     Distribution Amount for such Class or Component Interest Distribution
     Amount for such Component and any shortfall being allocated among such
     Classes or Component in proportion to the amount of the Interest
     Distribution Amount or Component Interest Distribution Amount, as the case may be, that would have been distributed in the absence of such shortfall but, until the Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class 1-A-15 Certificates may be distributed instead as principal to the Class 1-A-2 Certificates in accordance with Section 5.02(b)(v);

          (ii) other than in the case of Group 2, to the Senior Non-PO
     Certificates of such Group, in an aggregate amount up to the Senior
     Principal Distribution Amount for the related Loan Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b), and with respect to Group 2, concurrently, (a) to the Class 30-PO Certificates and (b) to the Senior Non-PO Certificates of Group 2, pro rata, (A) to the
     Senior Non-PO Certificates of Group 2, in an aggregate amount up to the
     Senior Principal Distribution Amount for Loan Group 2, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B)
     to the Class 30-PO Certificates, in an aggregate amount up to the PO
     Principal Amount for Loan Group 2;

          (iii) in the case of Group 2, to the Class 30-PO Certificates, to pay any applicable PO Deferred Amounts (after giving effect to the distribution to the Class 30-PO Certificates of the PO Recovery for Loan Group 2), up to
     the Subordinate Principal Distribution Amounts from amounts otherwise distributable to the Subordinated Certificate, first to the Class B-6
     Certificates pursuant to clause (iv)(N) below, second to the Class B-5
     Certificates, pursuant to clause (iv)(L) below, third to the Class B-4
     Certificates, pursuant to clause (iv)(J) below, fourth to the Class B-3
     Certificates, pursuant to clause (iv)(H) below, fifth to the Class B-2
     Certificates, pursuant to clause (iv)(F) below, sixth to the Class B-1
     Certificates, pursuant to clause (iv)(D) below and finally to the Class M
     Certificates, pursuant to clause (iv)(B) below;

          (iv) to each Class of Subordinate Certificates, subject to paragraph
     (d) below, in the following order of priority:

               (A) to the Class M Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such
          Distribution Date;

               (B) to the Class M Certificates an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause
          (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                                      -81-

               (C) to the Class B-1 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (D) to the Class B-1 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (E) to the Class B-2 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (F) to the Class B-2 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (G) to the Class B-3 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (H) to the Class B-3 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (I) to the Class B-4 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (J) to the Class B-4 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (K) to the Class B-5 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

               (L) to the Class B-5 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

               (M) to the Class B-6 Certificates, an amount allocable to
          interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

               (N) to the Class B-6 Certificates, an amount allocable to
          principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the applicable PO Deferred Amounts pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

                                      -82-

          (v) to the Holder of the Class 1-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Sub-Account and the Intermediate
     Lower-Tier Certificate Sub-Account and any remaining Pool Distribution
     Amounts.

          No Class of Certificates or Component will be entitled to any distributions with respect to the amount payable pursuant to clause (ii) of the definition of "Interest Distribution Amount" or "Component Interest
     Distribution Amount" after its Class Certificate Balance or Notional
     Amount, as the case may be, has been reduced to zero.

          For Group 2 and on any Distribution Date, amounts distributed in respect of the Class PO Deferred Amounts (including the distribution of the
     PO Recoveries) will not reduce the Class Certificate Balance of the Class
     30-PO Certificates.

          All distributions in respect of the Interest Distribution Amount for a
     Class or the Component Interest Distribution Amount for an IO Component
     will be applied first with respect to the amount payable pursuant to clause
     (i) of the definition of "Interest Distribution Amount" or "Component
     Interest Distribution Amount" as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

          On each Distribution Date, the Securities Administrator shall distribute any Reimbursement Amount sequentially to each Class of
     Certificates then outstanding which bore the loss to which such
     Reimbursement Amount relates, beginning with the most senior of such
     Classes of Certificates, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the
     Pool Distribution Amount for the applicable Loan Group.

          On each Distribution Date, the Securities Administrator shall distribute any PO Recovery to the Holders of the Class 30-PO Certificates.

          (vi) Distributions on the Uncertificated Lower-Tier Interests. On each
     Distribution Date, interest shall be distributed in respect of the
     Uncertificated Lower-Tier Interests (other than the Class 2-LPO Interest)
     at the pass-through rate thereon, as described in the next to last paragraph of this Section 5.02(a)(vi). For purposes of calculating the interest distributable in respect of each Uncertificated Lower-Tier
     Interest and any Distribution Date, Non-Supported Interest Shortfalls and
     Relief Act Reductions related to a Loan Group shall be allocated to the related Uncertificated Lower-Tier Interests pro rata based on, and to the extent of, one month's interest at the then applicable pass-through rate on such Uncertificated Lower-Tier Interest. Any Non-Supported Interest
     Shortfalls and Relief Act Reductions allocated to the Uncertificated
     Lower-Tier Interests pursuant to this paragraph shall be (a) from
     Non-Supported Interest Shortfalls and Relief Act Reductions allocated to
     Loan Group 1 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "1," (b) from Non-Supported Interest Shortfalls and Relief
     Act Reductions allocated to Loan Group 2 in the case of Uncertificated
     Lower-Tier Interests beginning with the numeral "2" and (c) from
     Non-Supported Interest Shortfalls and Relief Act Reductions allocated to
     Loan Group 3 in the case of Uncertificated Lower-Tier Interests beginning with the numeral "3."

                                      -83-

          All distributions of principal shall be made first to the Class 2-LPO
     Interest so as to keep the principal balance of the Class 2-LPO Interest equal to the Class Certificate Balance of the Class 30-PO Certificates;
     second, to the Class 1-LS Interest, the Class 2-LS Interest and the Class
     3-LS Interest so as to keep the principal balances thereof (computed to eight decimal places) equal to 0.100% of the Group Subordinate Amount for
     Loan Group 1, Loan Group 2 and Loan Group 3, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of principal shall be distributed to the Class 1-LS Interest, the Class 2-LS Interest and the Class 3-LS Interest, such that the
     Subordinate Balance Ratio is maintained), and third, any remaining principal to the Class 1-L Interest, the Class 2-L Interest and the Class
     3-L Interest. Any distributions of principal made to the Uncertificated
     Lower-Tier Interests pursuant to this paragraph shall be made from the
     Group 1 Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "1," from the Group 2 Mortgage Loans to the Uncertificated
     Lower-Tier Interests beginning with the numeral "2" and from the Group 3
     Mortgage Loans to the Uncertificated Lower-Tier Interests beginning with the numeral "3."

          Realized Losses shall be applied after all distributions have been made on each Distribution Date first, to the Class 2-LPO Interest so as to keep the principal balance of the Class 2-LPO Interest equal to the Class
     Certificate Balance of the Class 30-PO Certificates; second, to the Class
     1-LS Interest, the Class 2-LS Interest and the Class 3-LS Interest so as to
     keep the principal balances thereof (computed to eight decimal places)
     equal to 0.100% of the Group Subordinate Amount for Loan Group 1, Loan
     Group 2 and Loan Group 3, respectively (except that if any such amount is greater than on the preceding Distribution Date, the least amount of
     Realized Losses shall be allocated to the Class 1-LS Interest, the Class
     2-LS Interest and the Class 3-LS Interest such that the Subordinate Balance
     Ratio is maintained); and third, the remaining Realized Losses shall be allocated to the Class 1-L Interest, the Class 2-L Interest and the Class
     3-L Interest. Any Realized Losses allocated to the Uncertificated
     Lower-Tier Interests pursuant to this paragraph shall be (a) from Realized
     Losses allocated to Loan Group 1 in the case of Uncertificated Lower-Tier
     Interests beginning with the numeral "1," (b) from Realized Losses allocated to Loan Group 2 in the case of Uncertificated Lower-Tier
     Interests beginning with the numeral "2" and (c) from Realized Losses allocated to Loan Group 3 in the case of Uncertificated Lower-Tier
     Interests beginning with the numeral "3."

          As of any date, the aggregate principal balance of the Class 1-L
     Interest and the Class 1-LS Interest shall equal the aggregate Pool Stated
     Principal Balance (Non-PO Portion) of Loan Group 1. As of any date, the aggregate principal balance of the Class 2-L Interest and the Class 2-LS
     Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO
     Portion) of Loan Group 2. As of any date, the aggregate principal balance of the Class 3-L Interest and the Class 3-LS Interest shall equal the aggregate Pool Stated Principal Balance (Non-PO Portion) of Loan Group 3.
     As of any date, (i) the notional amount of the Class 1-LIO Interest will be equal to the Class 1-30-IO Notional Amount, (ii) the notional amount of the
     Class 2-LIO Interest will be equal to the Class 2-30-IO Notional Amount and
     (iii) the notional amount of the Class 3-LIO Interest will be equal to the
     Class 3-30-IO Notional Amount. As of any Distribution Date, the principal balance of the Class 2-LPO Interest will be equal to the Class Certificate
     Balance of the Class 30-PO Certificates.

          The pass-through rate with respect to the Class 1-L Interest and the
     Class 1-LS Interest shall be 6.250% per annum. The pass-through rate with respect to the Class 2-L Interest and the Class 2-LS Interest shall be
     6.300% per annum. The pass-through rate

                                      -84-

     with respect to the Class 3-L Interest and the Class 3-LS Interest shall be
     6.000% per annum. The pass-through rate with respect to the Class 1-LIO
     Interest, the Class 2-LIO Interest and the Class 3-LIO Interest shall be the same as the Pass-Through Rate for the Class 1-30-IO Component, the
     Class 2-30-IO Component and the Class 3-30-IO Component, respectively, as each such rate is described in the Preliminary Statement. The Class 2-LPO
     Interest is a principal-only interest and is not entitled to distributions of interest.

          Amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

          (vii) Distributions on the Uncertificated Intermediate Lower-Tier
     Interests. On each Distribution Date, each Uncertificated Intermediate
     Lower-Tier Interest (other than the Class 1-ITIO Interest, the Class 2-ITIO
     Interest, the Class 3-ITIO Interest, the Class 1-A-6 Interest, the Class
     1-A-7 Interest and the Class 1-A-8 Interest) shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes or
     Component, as provided herein and shall have its principal balance increased in the event of Recoveries in an amount equal to any such increase in the Class Certificate Balance of the respective Corresponding
     Upper-Tier Class, Classes or Component. In the case of the Class 1-A-6
     Interest, Class 1-A-7 Interest and Class 1-A-8 Interest, the Class
     Certificate Balance of the Corresponding Classes (other than any Notional
     Amount) shall be allocated to the Class 1-A-6 Interest, Class 1-A-7
     Interest and Class 1-A-8 Interest in proportion to the Initial Class
     Certificate Balance of the Corresponding Classes. On each Distribution
     Date, each Uncertificated Intermediate Lower-Tier Interest (other than the
     Class 2-ITPO Interest, the Class 1-A-6 Interest, the Class 1-A-7 Interest
     and the Class 1-A-8 Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid
     Interest Shortfalls, as the case may be, in respect of its Corresponding
     Upper-Tier Class, Classes or Component, in each case to the extent actually distributed thereon. On each Distribution Date, the Class 1-A-6 Interest, the Class 1-A-7 Interest and the Class 1-A-8 Interest shall receive distributions in respect of interest at its pass-through rate specified below as applied to its principal or notional balance in an amount that will be equal to the Interest Accrual Amounts and Unpaid Interest
     Shortfalls, as the case may be, in respect of its proportionate share of its Corresponding Upper-Tier Class, Classes or Component, as determined by the initial principal balance of such Class 1-A-6 Interest, the Class 1-A-7
     Interest and the Class 1-A-8 Interest, in each case to the extent actually distributed thereon. Such amounts distributed to the Uncertificated
     Intermediate Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the
     "Intermediate Lower-Tier Distribution Amount."

          As of any date, the principal balance or notional amount of each
     Uncertificated Intermediate Lower-Tier Interest other than the Class 1-A-6
     Interest, the Class 1-A-7 Interest and the Class 1-A-8 Interest equals the aggregate of the Class Certificate Balances, Component Balances or Notional
     Amounts of the respective Corresponding Upper-Tier Class, Classes or
     Component. As of any date, the aggregate principal balance of Class 1-A-6
     Interest, the Class 1-A-7 Interest and the Class 1-A-8 Interest shall equal the aggregate Class Certificate Balance of each of the respective
     Corresponding Upper-Tier Class, Classes or Component (without respect to any notional balances). The initial principal balance or notional amount of each Uncertificated Intermediate Lower-Tier Interest other than the Class
     1-A-6 Interest, the Class 1-A-7 Interest and the Class 1-A-8 Interest
     equals the aggregate of the Initial Class Certificate Balances, Component
     Balance or Initial Notional Amounts of the respective Corresponding
     Upper-Tier Class, Classes or Component. The initial principal balance of the Class 1-A-6 Interest shall equal $43,024,500; the initial principal balance of the Class 1-A-7 Interest shall equal $5,300,000; and the initial principal balance of the Class 1-A-8 Interest shall equal $70,158,500.

                                      -85-

          The pass-through rate with respect to the Class 1-A-IT1 Interest,
     Class 1-A-IT2 Interest, Class 1-A-IT3 Interest, Class 1-A-IT4 Interest,
     Class 1-A-IT5 Interest, Class 1-A-IT6 Interest, Class 1-A-IT7 Interest,
     Class 1-A-IT8 Interest 1-A-ITR Interest shall be 6.250% per annum. The pass-through rate with respect to the Class 2-A-IT1 Interest and the Class
     2-A-IT2 Interest shall be 6.300% per annum. The pass-through rate with respect to the Class 3-A-IT1 Interest and Class 3-A-IT2 shall be 6.000% per annum. The pass-through rate with respect to the Class M-IT1 Interest, the
     Class B-IT1 Interest, Class B-IT2 Interest, Class B-IT3 Interest, Class
     B-IT4 Interest, Class B-IT5 Interest and Class B-IT6 Interest shall be the weighted average of the Class 1-LS Interest, the Class 2-LS Interest and
     the Class 3-LS Interest. The pass-through rate with respect to the Class
     1-ITIO Interest shall be a per annum rate equal to the Pass-Through Rate of the Class 1-30-IO Component. The pass-through rate with respect to the
     Class 2-ITIO Interest shall be a per annum rate equal to the Pass-Through
     Rate of the Class 2-30-IO Component. The pass-through rate with respect to the Class 3-ITIO Interest shall be a per annum rate equal to the
     Pass-Through Rate of the Class 3-30-IO Component. The Class 2-ITPO Interest
     is a principal-only interest and is not entitled to distributions of interest.

     (b)  (i) With respect to the Group 1 Senior Certificates:

     I. On each Distribution Date occurring prior to the Accretion Termination
Date, the Accrual Distribution Amount will be allocated, sequentially, to the
Class 1-A-2 and Class 1-A-15 Certificates, in that order, until their Class
Certificate Balances have been reduced to zero.

     II. On each Distribution Date prior to the Senior Credit Support Depletion
Date, the amount distributable to the Group 1 Senior Certificates (other than the Exchangeable Certificates) pursuant to Section 5.02(a)(ii)(A) for such
Distribution Date, will be distributed, sequentially, as follows:

          first, to the Class 1-A-R Certificate, until its Class Certificate
     Balance has been reduced to zero;

          second, concurrently, to the Class 1-A-9 and 1-A-10 Certificates, pro
     rata, up to the Group 1 Priority Amount.

          third, concurrently as follows:

               (i)  35.2811642589%, sequentially, as follows:

                    (a) concurrently, to the Class 1-A-1, Class 1-A-3 and Class
               1-A-5 Certificates, pro rata, until their Class Certificate
               Balances have been reduced to zero; and

                    (b) sequentially, to the Class 1-A-7 and Class 1-A-8
               Certificates, in that order, until their Class Certificate
               Balances have been reduced to zero;

               (ii) 64.7188357411%, sequentially, as follows:

                    (a) sequentially, to the Class 1-A-12, Class 1-A-13 and
               Class 1-A-14 Certificates, in that order, up to the PAC Principal
               Amount for such Distribution Date;

                    (b) sequentially, to the Class 1-A-2 and Class 1-A-15
               Certificates, in that order, until their Class Certificate
               Balances have been reduced to zero;

                    (c) sequentially, to the Class 1-A-12 and Class 1-A-13, in that order, up to their Maximum Initial Class Certificate
               Balances;

                    (d) to the Class 1-A-14 Certificates, until their Class
               Certificate Balance has been reduced to zero; and

                                      -86-

                    (e) to the Class 1-A-16 Certificates, until their Class
               Certificate Balance has been reduced to zero; and

          fourth, concurrently, to the Class 1-A-9 Certificates and Class 1-A-10
     Certificates, pro rata, up to their Maximum Initial Class Certificate
     Balances.

     (ii) With respect to the Group 2 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion
     Date, the amount distributable to the Group 2 Senior Non-PO Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-4
     Certificates, pro rata, until their Class Certificate Balances has been reduced to zero.

     (iii) With respect to the Group 3 Senior Certificates:

          On each Distribution Date prior to the Senior Credit Support Depletion
     Date, the amount distributable to the Group 3 Senior Certificates pursuant to Section 5.02(a)(ii)(A) for such Distribution Date, will be distributed, sequentially, as follows:

               first, concurrently, to the Class 3-A-3 and Class 3-A-4
          Certificates, pro rata, up to the Group 3 Priority Amount;

               second, to the Class 3-A-1 Certificates, until their Class
          Certificate Balance has been reduced to zero; and

               third, concurrently, to the Class 3-A-3 and Class 3-A-4
          Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

     With respect to any of the preceding distribution priorities, if two or more Classes of Certificates in a Group are paying concurrently but only until the Class Certificate Balances of fewer than all of such Classes are reduced to zero, the amount distributable in accordance with any such priority will equal the lesser of (a) the remaining Senior Principal Distribution Amount for the related Loan Group available to pay such Classes in accordance with such priority and (b) the remaining Senior Principal Distribution Amount for such
Loan Group, which when distributed in accordance with such priority, will result in the Class Certificate Balance of designated Class or Classes being reduced to zero.

     On each Distribution Date on or after the Senior Credit Support Depletion
Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Senior Non-PO Certificates of the Related Group
shall be distributed, concurrently, as principal of such Classes of Senior
Certificates (other than the Exchangeable Certificates), pro rata, on the basis of their respective Class Certificate Balances or in the case of a Class of
Exchangeable REMIC Certificates, the sum of its Class Certificate Balance and
the proportionate share of the Class Certificate Balances of all related
Exchangeable Classes, until the Class Certificate Balances thereof are reduced to zero.

                                      -87-

     On each Distribution Date, the amount distributable as principal to a Class of Exchangeable Certificates shall equal its Class Principal Distribution
Amount. Such amount shall reduce proportionately the amount distributable as principal to the Related Class or Classes of Exchangeable REMIC Certificates.

     The Class 1-A-4, Class 1-A-6, Class 1-A-11, Class 1-A-17, Class 1-A-18,
Class 1-A-19, Class 2-A-3, Class 3-A-2 and Class 30-IO Certificates are Interest
Only Certificates and are not entitled to distributions in respect of principal.

     Notwithstanding the foregoing, on each Distribution Date prior to the
Senior Credit Support Depletion Date but on or after the date on which the aggregate Class Certificate Balance of the Senior Non-PO Certificates of a Group
have been reduced to zero, amounts otherwise distributable as principal payments from the Related Loan Group on the Subordinate Certificates will be paid as principal to the remaining Classes of Senior Non-PO Certificates together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group in (b)(i), (ii) or (iii) above, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage
for such Distribution Date is less than twice the initial Aggregate Subordinate
Percentage or (b) the outstanding principal balance of the Mortgage Loans
(including, for this purpose, any Mortgage Loans in foreclosure, any REO
Property and any Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates, is equal to or greater than 50%. If the Senior
Non-PO Certificates of two Groups remain outstanding, the distributions described above will be made to the Senior Non-PO Certificates of such Groups, pro rata, in proportion to the aggregate Class Certificate Balance of the Senior
Non-PO Certificates of each such Group. In addition, after giving effect to the second preceding sentence, if on any Distribution Date the aggregate Class
Certificate Balance of the Senior Non-PO Certificates of a Group is greater than the Adjusted Pool Amount (Non-PO Portion) of the related Loan Group (any such
Group, the "Undercollateralized Group" and any such excess, the
"Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Section 5.02(a)(iv)(L), (J), (H),
(F), (D) and (B), in that order, will be paid as principal to the Senior Non-PO
Certificates of the Undercollateralized Group together with the applicable
Senior Principal Distribution Amount in accordance with the priorities set forth for the applicable Group above under (b)(i), (ii) or (iii) until the aggregate
Class Certificate Balance of the Senior Non-PO Certificates of the
Undercollateralized Group equals the Adjusted Pool Amount (Non-PO Portion) of the Related Loan Group. Also, the amount of any Class Unpaid Interest Shortfalls and Component Unpaid Interest Shortfalls with respect to the Undercollateralized
Group (including any Class Unpaid Interest Shortfalls or Component Unpaid
Interest Shortfalls for such Distribution Date) will be paid to the
Undercollateralized Group (including the IO Component of such
Undercollateralized Group) pursuant to Section 5.02(a)(i) prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates pursuant to Section 5.02(a)(iv)(N),
(L), (J), (H),(F), (D) and (B), in that order. Such amount will be paid to the
Senior Non-PO Certificates and IO Component of such Undercollateralized Group in accordance with the priorities set forth in Section 5.02(a)(i) up to their
Interest Distribution Amounts or Component Interest Distribution Amounts for
such Distribution Date.

                                      -88-

     The PO Deferred Amounts for the Class 30-PO Certificates will be paid from amounts otherwise distributable as principal on the Subordinate Certificates before any payments are made pursuant to the preceding paragraph.

     (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class 30-PO Certificates) and Accrued Component
Interest for each IO Component for such Distribution Date shall be reduced by such Class' or Component's pro rata share, based on such Class' Interest
Distribution Amount or Component's Component Interest Distribution Amount for
such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of an amount equal to the sum of (A) Non-Supported Interest
Shortfalls incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date, (B) on and after the Senior Credit Support
Depletion Date, any other Realized Loss on the Mortgage Loans in the related
Loan Group or related Loan Groups allocable to interest and (C) Relief Act
Reductions incurred on any Mortgage Loans during the calendar month preceding the month of such Distribution Date.

     (d) Notwithstanding the priority and allocation contained in Section
5.02(a)(iv), if with respect to each Class of Subordinate Certificates on any
Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate
Certificates that have a lower order of payment priority than such Class, divided by (ii) the aggregate Pool Stated Principal Balance (Non-PO Portion) for all Loan Groups immediately prior to such Distribution Date (for each Class, the
"Fractional Interest") is less than the Original Fractional Interest for such
Class, no distribution of principal will be made to any Class of Subordinate
Certificates junior to such Class (the "Restricted Classes"), and the Class
Certificate Balances of the Restricted Classes of Subordinate Certificates will not be used in determining the Pro Rata Share for the Subordinate Certificates
that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes is reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Subordinate Certificates that are Restricted Classes in order of their payment priority (beginning with the Class of Subordinate
Certificates that is a Restricted Class then outstanding highest in order of payment priority).

     (e) Any amounts distributed to the Class 3-A-1 Certificates from the
Reserve Fund shall be deemed to be a distribution to such Certificates from, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation Section 301.7701-4(c)(2).

     Section 5.03 Allocation of Losses. (a) No later than five (5) Business Days prior to the related Distribution Date, the Master Servicer shall inform the
Securities Administrator in writing with respect to each Mortgage Loan: (1)
whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction,
(2) of the amount of such loss or Deficient Valuation, or of the terms of such
Debt Service Reduction and (3) of the total amount of Realized Losses on the
Mortgage Loans in each Loan Group. Based on such information, the Securities
Administrator shall determine the total amount of Realized Losses on the
Mortgage Loans in each Loan Group with respect to the related Distribution Date.
Realized Losses shall be allocated to the Certificates by a reduction in the
Class Certificate Balances of the designated Classes pursuant to the operation of Section 5.03(b).

                                      -89-

     (b) On each Distribution Date, the Class Certificate Balance of the Class
30-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class 30-PO Certificates
(after giving effect to the amounts to be distributed as a distribution of principal) exceeds the Adjusted Pool Amount (PO Portion) for Loan Group 2 for
such Distribution Date.

     The Class Certificate Balance of the Subordinate Certificates then outstanding with the lowest payment priority shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO
Certificates and Subordinate Certificates (after giving effect to the amounts to be distributed as distributions of principal and the allocation of PO Deferred
Amounts) shall equal the aggregate Adjusted Pool Amount (Non-PO Portion) of the
Loan Groups for such Distribution Date.

     After the Senior Credit Support Depletion Date, the Class Certificate
Balances of the Senior Non-PO Certificates of each Group in the aggregate shall be reduced or increased on each Distribution Date by the amount, if any, necessary such that the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Non-PO Certificates of such Group (after giving effect to the amounts to be distributed as distributions of principal on such
Distribution Date) equals, the Adjusted Pool Amount (Non-PO Portion) for the
Related Loan Group for such Distribution Date.

     Any such reduction or increase shall be allocated among the Senior Non-PO
Certificates of a Group, pro rata, based on their Class Certificate Balances immediately prior to such Distribution Date, or in the case of the Class 1-A-15
Certificates, their Initial Class Certificate Balance, if lower, until the Class
Certificate Balances thereof have been reduced to zero.

     (c) Any reduction or increase in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the
Certificates of such Class in proportion to their respective Percentage
Interests.

     (d) The calculation of the amount to be distributed as principal to any
Class of Subordinate Certificates with respect to a Distribution Date (the
"Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated
Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding
(beginning with the Class of Subordinate Certificates then outstanding highest in order of payment priority) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Senior Non-PO Certificates, pro rata.

     (e) After the Senior Credit Support Depletion Date, on any Distribution
Date on which the Class 1-A-9 Loss Allocation Amount is greater than zero, the
Class Certificate Balance of the Class 1-A-9 Certificates will be reduced by the
Class 1-A-9 Loss Allocation Amount and, notwithstanding Section 5.03(b), the
Class Certificate Balance of the Class 1-A-10

                                      -90-

Certificates will not be reduced by the Class 1-A-9 Loss Allocation Amount.
Notwithstanding the foregoing, on any Distribution Date in which the Class
1-A-10 Loss Amount exceeds the Class Certificate Balance of the Class 1-A-9
Certificates prior to any reduction for the Class 1-A-9 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 1-A-10 Certificates. Any increase in the Class Certificate Balance allocated to the Class 1-A-10 Certificates pursuant to Section 5.03(b) will instead increase the Class Certificate Balance of the Class 1-A-9 Certificates.

     After the Senior Credit Support Depletion Date, on any Distribution Date on
which the Class 3-A-3 Loss Allocation Amount is greater than zero, the Class
Certificate Balance of the Class 3-A-3 Certificates will be reduced by the Class
3-A-3 Loss Allocation Amount and, notwithstanding Section 5.03(b), the Class
Certificate Balance of the Class 3-A-4 Certificates will not be reduced by the
Class 3-A-3 Loss Allocation Amount. Notwithstanding the foregoing, on any
Distribution Date in which the Class 3-A-4 Loss Amount exceeds the Class
Certificate Balance of the Class 3-A-3 Certificates prior to any reduction for the Class 3-A-3 Loss Allocation Amount, such excess will be distributed in reduction of the Class Certificate Balance of the Class 3-A-4 Certificates. Any
increase in the Class Certificate Balance allocated to the Class 3-A-4
Certificates pursuant to Section 5.03(b) will instead increase the Class
Certificate Balance of the Class 3-A-3 Certificates.

     (f) Notwithstanding any other provision of this Section 5.03, no Class
Certificate Balance of a Class will be increased on any Distribution Date such that the Class Certificate Balance of a Class exceeds its Initial Class
Certificate Balance (or Aggregate Denomination, in the case of a Class of
Exchangeable or Exchangeable REMIC Certificates) plus, in the case of the Class
1-A-15 Certificates, any Accrual Distribution Amounts previously added thereto, less all distributions of principal previously distributed in respect of such
Class on prior Distribution Dates (excluding in the case of any Class of
Subordinate Certificates any principal otherwise payable to such Class of
Subordinate Certificates but used to pay any related Class PO Deferred Amount).

     (g) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated
Lower-Tier Interest as described in Section 5.02 and to each Uncertificated
Intermediate Lower-Tier Interest in an amount equal to the Realized Losses allocated to such Uncertificated Intermediate Lower-Tier Interest's
Corresponding Upper-Tier Class, Classes or Component.

     Section 5.04 Statements to Certificateholders. (a)Prior to the Distribution
Date in each month, based upon the information provided to the Securities
Administrator on the Master Servicer's Certificate delivered to the Securities
Administrator pursuant to Section 4.01 and with respect to subsections (xxii)
and (xxiii) below, after consultation with the Depositor, the Securities
Administrator shall determine the following information with respect to such
Distribution Date:

          (i) the actual Distribution Date, the related Record Date, the Rate
     Determination Date and the Interest Accrual Period for each Class for such
     Distribution Date;

                                      -91-

          (ii) for each Loan Group, the related Pool Distribution Amount;

          (iii) for each Loan Group, the amount of the Pool Distribution Amount allocable to principal, separately identifying the aggregate amount of any
     Principal Prepayments, Liquidation Proceeds and other components included therein;

          (iv) for each Loan Group, the amount of the Pool Distribution Amount allocable to interest, the Accrual Distribution Amount, any Class Unpaid
     Interest Shortfall and Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall and
     Component Unpaid Interest Shortfall after giving effect to such distribution;

          (v) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (vi) the Class Certificate Balance of each Class of Certificates and the Component Balance of each Component before and after giving effect to the distribution of principal on such Distribution Date;

          (vii) for each Loan Group, the Pool Stated Principal Balance for the preceding Distribution Date and the related Distribution Date;

          (viii) for each Loan Group, the Senior Percentage, the Total Senior
     Percentage, the Senior Prepayment Percentage, the Subordinate Percentage,
     the Aggregate Subordinate Percentage and the Subordinate Prepayment
     Percentage for such Distribution Date;

          (ix) the amount of the Servicing Fee paid to or retained by each
     Servicer with respect to each Loan Group and such Distribution Date;

          (x) the Pass-Through Rate for each such Class of Certificates and each
     IO Component with respect to such Distribution Date;

          (xi) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

          (xii) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy) 1 to 30 days, 31 to 60 days, 61 to 90 days and
     91 or more days, (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date and (C) in bankruptcy, as of the close of business on the last day of the calendar month preceding such Distribution Date;

                                      -92-

          (xiii) for each Loan Group, with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition of the REO
     Properties;

          (xiv) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group or any PO
     Deferred Amounts for such Distribution Date;

          (xvi) the Notional Amount for each Class of Interest Only Certificates and the Notional Amount for each IO Component for such Distribution Date;

          (xvii) for each Loan Group, the Reimbursement Amount;

          (xviii) for each Loan Group, the amount of Recoveries, the PO Recovery and the Non-PO Recovery;

          (xix) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom such payments were made;

          (xx) any material modifications, extensions or waivers to Mortgage
     Loan terms, fees, penalties or payments since the previous Distribution
     Date;

          (xxi) for each Loan Group, the number and aggregate Stated Principal
     Balance of the Mortgage Loans, the weighted average Mortgage Interest Rate, the weighted average remaining term to maturity of the Mortgage Loans, each as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xxii) unless such information is otherwise set forth in the Form 10-D relating to such Distribution Date and provided that the Securities
     Administrator is reasonably able to include such information in the statement, material breaches of Mortgage Loan representations and warranties of which the Securities Administrator has knowledge or has received written notice;

          (xxiii) unless such information is otherwise set forth in the Form
     10-D relating to such Distribution Date and provided that the Securities
     Administrator is reasonably able to include such information in the statement, material breaches of any covenants under this Agreement of which the Securities Administrator has knowledge or has received written notice;

                                      -93-

          (xxiv) the Yield Maintenance Agreement Payment paid to the Class 3-A-1
     Certificates; and

          (xxv) a statement as to whether any exchanges of Exchangeable or
     Exchangeable REMIC Certificates have taken place since the preceding
     Distribution Date, and, if applicable, the Class designations, Class
     Certificate Balances, Notional Amounts, Pass Through Rates, and any
     interest and principal paid, including any shortfalls allocated, of any
     Classes of Exchangeable REMIC Certificates or Exchangeable Certificates
     that were received by the Certificateholder as a result of such exchange.

     For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called "MBA"
methodology for determining delinquencies on mortgage loans similar to the
Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Monthly Payment due on a Due Date if such Monthly Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days delinquent with respect to such
Monthly Payment if such Monthly Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (b) No later than each Distribution Date, the Securities Administrator, based upon information supplied to it on the Master Servicer's Certificate, shall make available to each Holder of a Certificate, each Rating Agency and the
Master Servicer, a statement setting forth the information set forth in Section
5.04(a) (each, a "Monthly Statement").

     In the case of information furnished pursuant to clauses (iii) and (iv) of
Section 5.04, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     On each Distribution Date, the Securities Administrator shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Securities Administrator, the Financial Market
Service and the Depositor, the information contained in the Master Servicer's
Certificate described in Section 4.01 for such Distribution Date.

     The Securities Administrator will make the Monthly Statement to
Certificateholders (and, at its option, any additional files containing the same or additional information in an alternative format) available each month to
Certificateholders and other parties to this Agreement via the Securities
Administrator's Internet website. The Securities Administrator's Internet website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Monthly Statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

                                      -94-

     Within a reasonable period of time after the end of each calendar year, the
Securities Administrator shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such
Person, a statement containing the information set forth in clauses (iii) and
(iv) of Section 5.04, in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.
Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the
Code as from time to time in force.

     The Securities Administrator shall deliver to the Holders of Certificates any reports or information the Securities Administrator is required by this
Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Securities Administrator shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Securities Administrator deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual
Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Securities
Administrator), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Securities Administrator in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code;
provided, however, that in setting forth the percentage of such assets of each
REMIC created hereunder, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Securities
Administrator periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

     Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC created hereunder shall have a taxable year ending on December 31st and shall maintain its books on the accrual method of accounting.

     (b) The Securities Administrator shall prepare or cause to be prepared, shall execute or cause to be executed by such Person as is required by the Code,
Treasury Regulations or state or local tax laws, regulations or rules and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax and information returns for each taxable year with respect to each REMIC created hereunder containing such information at the times and in the manner as may be required by the Code, the Treasury
Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC created hereunder and the
Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. The Master Servicer shall provide on a

                                      -95-

timely basis to the Securities Administrator or its designee such information with respect to the assets of the Trust Estate as is in its possession and reasonably required by the Securities Administrator to enable it to perform its obligations under this Article V. Within 30 days of the Closing Date, the
Securities Administrator shall obtain for each REMIC created hereunder a taxpayer identification number on Form SS-4 and any similarly required state or local forms or as otherwise permitted by the Internal Revenue Service, and shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 and any similarly required state or local forms or as otherwise required by the
Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax and information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the
Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

     (c) In the first federal income tax return (and any similar required state or local income tax returns) of each REMIC created hereunder for its short taxable year ending December 31, 2006, REMIC status shall be elected for such taxable year and all succeeding taxable years.

     (d) The Securities Administrator will maintain or cause to be maintained such records relating to each REMIC created hereunder, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust
Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner"
under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the
Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the
Upper-Tier REMIC, Intermediate Lower-Tier REMIC and the Lower-Tier REMIC. By its
acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the
Securities Administrator as its agent to perform all of the duties of the Tax
Matters Person for the Upper-Tier REMIC, Intermediate Lower-Tier REMIC and the
Lower-Tier REMIC.

     Section 5.07 Rights of the Tax Matters Person in Respect of the Securities
Administrator. The Securities Administrator shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Securities Administrator in respect of its duties hereunder and access to officers of the Securities Administrator responsible for performing such duties. Upon request, the Securities Administrator shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Securities Administrator shall make available to the Tax
Matters Person such books, documents or records relating to the Securities
Administrator's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Securities Administrator and is not

                                      -96-

obligated to supervise the performance of the Securities Administrator under this Agreement or otherwise.

     Section 5.08 REMIC and Exchangeable Certificate Grantor Trust Related
Covenants. For as long as any REMIC or Exchangeable Certificate created hereunder shall exist, the Trustee, the Securities Administrator, the Depositor
and the Master Servicer shall act in accordance herewith to assure continuing treatment of each REMIC created hereunder as a REMIC and the Exchangeable
Certificate Grantor Trust as a "grantor trust" within the meaning of the Code and related regulations and avoid the imposition of tax on any REMIC or
Exchangeable Certificate Grantor Trust created hereunder. In particular:

     (a) Neither the Securities Administrator nor the Trustee shall create, or permit the creation of, any "interests" in any REMIC created hereunder within the meaning of Code Section 860D(a)(2) other than the interests represented by the Upper-Tier Regular Interests, the Residual Certificate, the Uncertificated
Intermediate Lower-Tier Interests and the Uncertificated Lower-Tier Interests.

     (b) Except as otherwise provided in the Code, (i) the Depositor and the
Master Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed, or deemed contributed, to any REMIC created hereunder after the start-up day unless such contribution would not subject the Trust Estate to the
100% tax on contributions to a REMIC created hereunder after the start-up day of such REMIC imposed by Code Section 860G(d).

     (c) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee, shall accept on behalf of any REMIC created hereunder any fee or other compensation for services and none of the Securities
Administrator, the Trustee or the Master Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     (d) Neither the Securities Administrator, on behalf of the Trust Estate or the Trustee, nor the Trustee, shall sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02 or
2.04), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

     (e) The Securities Administrator shall maintain books with respect to the
Trust and each REMIC created hereunder on a calendar year taxable year basis and on an accrual basis.

None of the Master Servicer, the Securities Administrator or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Master Servicer and the
Depositor, the Securities Administrator may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and (d); provided that the
Master Servicer shall have delivered to the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any

                                      -97-

REMIC created hereunder and will not disqualify any such REMIC from treatment as a REMIC; and, provided further, that the Master Servicer shall have demonstrated to the satisfaction of the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates and the
Securities Administrator and that such action will not adversely impact the rating of the Certificates. None of the Master Servicer, the Securities
Administrator, the Trustee or any Servicer shall, unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, permit any modification with respect to any Mortgage Loan that would (i) change the Mortgage Interest Rate, defer or forgive the payment thereof of any principal or interest payments, reduce the
Stated Principal Balance (except for actual payments of principal) or extend the final maturity date with respect to such Mortgage Loan, (ii) affect adversely the status of any REMIC as a REMIC or (iii) cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC
Provisions. Further, none of the Master Servicer, the Securities Administrator, the Trustee or any Servicer shall permit any modification with respect to any
Mortgage Loan that would both (x) effect an exchange or reissuance of such
Mortgage Loan under Section 1.860G 2(b) of the Treasury regulations and (y)
cause any REMIC constituting part of the Trust Estate to fail to qualify as a
REMIC under the Code or the imposition of any tax on "prohibited transactions"
or "contributions" after the Startup Day under the REMIC Provisions.

     Section 5.09 Determination of LIBOR.

     On each Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator shall determine LIBOR for the applicable Distribution
Date on the basis of the British Bankers' Association ("BBA") "Interest
Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the
Reuters Telerate Service.

     If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates or (y) the Reserve
Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the
Securities Administrator determines to be either (A) the arithmetic mean
(rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Securities Administrator are quoting, on the relevant Rate
Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Securities
Administrator can determine no such arithmetic mean, the lowest one-month U.S.
Dollar lending rate that the New York City banks selected by the Securities
Administrator are quoting on such Rate Determination Date to leading European banks.

     If on any Rate Determination Date for a Class of LIBOR Certificates, the
Securities Administrator is required but is unable to determine the Reserve
Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate
Determination Date for such Class of LIBOR Certificates, or,

                                      -98-

in the case of the first Rate Determination Date for which the Securities
Administrator is required to determine LIBOR, 5.33%.

     The establishment of LIBOR by the Securities Administrator and the
Securities Administrator's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Securities
Administrator shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR
Certificates who place a telephone call to the Securities Administrator at (301)
815-6600 and make a request therefor.

     Section 5.10 Master Servicer, Securities Administrator and Trustee
Indemnification. (a) In the event that any REMIC created hereunder fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due solely to (i) the negligent performance by the
Trustee of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Trustee or any co-trustee, the Trustee shall indemnify the Trust Estate against any and all losses, claims, damages, liabilities or expenses ("Losses")
resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Trustee's or any co-trustee's covenants.

     (b) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Master Servicer of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the
Master Servicer, the Master Servicer shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Master Servicer's covenants.

     (c) In the event that any REMIC created hereunder fails to qualify as a
REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC
Provisions due solely to (i) the negligent performance by the Securities
Administrator of its duties and obligations set forth herein or (ii) any state, local or franchise taxes imposed upon the Trust Estate as a result of the location of the Securities Administrator, the Securities Administrator shall indemnify the Trust Estate against any and all Losses resulting from such negligence, including, without limitation, any reasonable attorneys' fees imposed on or incurred as a result of a breach of the Securities Administrator's covenants.

     (d) The Class 3-A-1 Interest that corresponds to the Class 3-A-1
Certificates will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Class 3-A-1 Certificates, except that, for federal income tax purposes, the maximum interest rate payable on the Class 3-A-1 Interest will equal the "Pass-Through Rate" for the Class
3-A-1 Certificates designated in the Preliminary Statement and payments made in respect of the Yield Maintenance Agreement shall not be paid to the Class 3-A-1
Interest.

                                      -99-

     Section 5.11 Grantor Trust Administration with Respect to the Exchangeable
Certificates.

     (a) The Trustee and the Securities Administrator shall treat the portions of the Trust Estate consisting of any interests in the Exchangeable REMIC
Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto as assets of the Exchangeable Certificate Grantor
Trust and provisions of this Agreement shall be interpreted consistently with this treatment. Each beneficial owner of Exchangeable REMIC Certificates that elects to hold its interest in the Exchangeable REMIC Certificates in the form of Exchangeable Certificates pursuant to Sections 6.03 and 6.04 of this
Agreement shall be deemed to have instructed the Securities Administrator to deposit the applicable Exchangeable REMIC Certificates into the Exchangeable
Certificates Grantor Trust and all distributions in respect of such Exchangeable
REMIC Certificates shall be deposited into the Exchangeable Certificates Grantor
Trust Account. Funds in the Exchangeable Certificates Grantor Trust Account
shall remain uninvested. The Securities Administrator hereby designates the
Exchangeable Certificates Grantor Trust Account as a sub-account of the
Certificate Account.

     (b) On each Distribution Date, the Securities Administrator shall be deemed to deposit all distributions in respect of the Exchangeable REMIC Certificates deemed received by it from the Upper-Tier Certificate Account pursuant to paragraph (a) of this Section 5.11 in the Exchangeable Certificates Grantor
Trust Account, and shall immediately distribute such amounts in respect of the related Exchangeable Certificates.

     (c) Any beneficial owner of Exchangeable Certificates that exchanges such
Exchangeable Certificates for the related Exchangeable REMIC Certificates shall be deemed to have instructed the Securities Administrator to remove such
Exchangeable REMIC Certificates from the Grantor Trust, so that distributions on such Exchangeable REMIC Certificates are made directly from the Upper-Tier
Certificate Account to such beneficial owner.

     (d) The Securities Administrator and the Trustee shall account for the
Exchangeable Certificates Grantor Trust and the rights with respect thereto as, for federal income tax purposes, a grantor trust as described in Subpart E of
Part I of Subchapter J of the Code and Treasury Regulation Section
301.7701-4(c)(2) and not as assets of any REMIC created pursuant to this
Agreement. The Securities Administrator shall apply for a taxpayer identification number on IRS Form SS-4 and any similarly required state or local forms. The Securities Administrator shall furnish or caused to be furnished to the Holders of the related Exchangeable Certificates and shall file or cause to be filed IRS Form 1041 and such other forms as may be required by the Code and regulations promulgated thereunder and any similar state or local laws with respect to the allocable shares of income and expenses with respect to the assets of the Exchangeable Certificates Grantor Trust at the time and in the manner required by the Code and regulations promulgated thereunder and any similar state or local laws. The Securities Administrator shall sign any forms required above.

     Section 5.12 Distributions on the Exchangeable Certificates. On each
Distribution Date, the Securities Administrator shall withdraw from the
Exchangeable Certificates Grantor Trust Account the Class Distribution Amount
for each Class with an Outstanding Exchangeable Certificate and shall make the appropriate distributions to the Certificateholders of each such

                                     -100-

Class. All distributions of such Class Distribution Amount that are made with respect to a particular Class shall be made pro rata among all Certificates of such Class in proportion to their respective Class Certificate Balances, with no preference or priority of any kind. As among any Outstanding Exchangeable
Classes, distributions shall be made to such Certificates, pro rata, in proportion to the Class Certificate Balance of each such Class.

                                   ARTICLE VI

                                THE CERTIFICATES

     Section 6.01 The Certificates. The Classes of Senior Certificates and the
Subordinate Certificates shall be substantially in the forms attached hereto as
Exhibits A-1AR, A-1A1, A-1A2, A-1A3, A-1A4, A-1A5, A-1A6, A-1A7, A-1A8, A-1A9,
A-1A10, A-1A11, A-1A12, A-1A13, A-1A14, A-1A15, A-1A16, A-1A17, A-1A18, A-1A19,
A-1A20, A-1A21, A-1A22, A-1A23, A-1A24, A-2A1, A-2A2, A-2A3, A-2A4, A-3A1,
A-3A2, A-3A3, A-3A4, A-30IO, A-30PO, B-M, B-B1, B-B2, B-B3, B-B4, B-B5, B-B6 and
C (reverse of all Certificates) and shall, on original issue, be executed by the
Securities Administrator and shall be authenticated and delivered by the
Securities Administrator to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Classes of
Certificates shall be available to investors in minimum denominations of initial
Certificate Balance (or initial notional amount) and integral multiples in excess thereof set forth in the Preliminary Statement. The Senior Certificates
(other than the Class 1-A-R Certificate) and the Class M, Class B-1, Class B-2
and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate
Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer or signatory.
Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually authenticated by the
Securities Administrator substantially in the form provided for herein, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                                     -101-

     Section 6.02 Registration of Transfer and Exchange of Certificates. (a) The
Securities Administrator shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Securities Administrator is
located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall initially serve as
Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute and the
Securities Administrator shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every
Certificate presented or surrendered for transfer or exchange shall (if so required by the Securities Administrator or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

     (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry
Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Book-Entry Certificates may not be transferred by the Securities Administrator except to another
Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such
Book-Entry Certificates; (C) ownership and transfers of registration of the
Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository
Participants; (E) the Securities Administrator shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for
purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and
(F) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the
     Depository Participant or brokerage firm representing such Certificate
     Owner. Each Depository Participant shall only transfer Book-Entry
     Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          (iii) If the Depository advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Securities
     Administrator or the Depositor is unable to locate a qualified successor, the Securities Administrator shall notify all Certificate Owners

                                     -102-

     through the Depository, of the occurrence of such event and of the availability of definitive, fully-registered Certificates (the "Definitive
     Certificates") to such Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of
     Certificates by the Depository (or by the Certificate Custodian, if it
     holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Securities
     Administrator shall issue the Definitive Certificates. None of the Master
     Servicer, the Depositor, the Securities Administrator or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive
     Certificates, the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.
In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the Depositor
may require a written Opinion of Counsel (which may be in-house counsel)
acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Sponsor, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the
Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private
Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Securities Administrator either (i) a representation letter substantially in the form attached hereto as Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee, the Securities Administrator or the
Master Servicer, or (ii) in the case of any ERISA Restricted Certificate (other than the Class 1-A-R Certificate) presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law
("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a

                                     -103-

Person acting on behalf of a Plan, an Opinion of Counsel in form and substance satisfactory to the Securities Administrator to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or a violation of Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator or the
Master Servicer to any obligation in addition to those undertaken in this
Agreement, which Opinion of Counsel shall not be an expense of the Securities
Administrator, the Depositor, the Trustee or the Master Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i)
or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. For purposes of clause (i) of the second preceding sentence, such representation shall be deemed to have been made to the
Certificate Registrar by the acceptance by a Certificate Owner of a Book-Entry
Certificate of the beneficial interest in any such Class of ERISA-Restricted
Certificates, unless the Certificate Registrar shall have received from the transferee an alternative representation or Opinion of Counsel acceptable in form and substance to the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Securities Administrator of an
Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

     Neither the Securities Administrator nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository
Participants or Certificate Owners, made in violation of applicable restrictions. The Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its
Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any
Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     (f) Each Person who has or who acquires any Ownership Interest in a
Residual Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual
Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a
     Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee.

          (ii) No Person shall acquire an Ownership Interest in a Residual
     Certificate unless such Ownership Interest is a pro rata undivided interest.

                                     -104-

          (iii) In connection with any proposed transfer of any Ownership
     Interest in a Residual Certificate, the Securities Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit substantially in the form attached hereto as Exhibit I from the proposed transferee.

          (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the
     Securities Administrator has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a
     Residual Certificate to such proposed transferee shall be effected.

          (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such
     Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective Internal Revenue Service
     Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

          (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted
     Transferee shall, upon discovery that the registration of transfer of such
     Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Securities
     Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such
     Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The
     Securities Administrator shall be entitled to recover from any Holder of a
     Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual
     Certificate. Any such distributions so recovered by the Securities
     Administrator shall be distributed and delivered by the Securities
     Administrator to the prior Holder of such Residual Certificate that is a
     Permitted Transferee.

          (vii) If any Person other than a Permitted Transferee acquires any
     Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Securities Administrator, based on information provided to the Securities Administrator by the Master
     Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to

                                     -105-

     compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the
     Securities Administrator under this clause (vii) shall be reimbursable by the Trust.

          (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of, or using assets of, a
     Plan.

     (g) No service charge shall be imposed for any transfer or exchange of
Certificates of any Class, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 6.03 Transfer of Exchangeable REMIC and Exchangeable Certificates.

     (a) Upon the presentation and surrender by any Certificateholder of its
Exchangeable REMIC or Exchangeable Certificates in the appropriate Combination as set forth in Exhibit V hereto, such Certificateholder shall thereby transfer, assign, set over and otherwise convey to the Securities Administrator, all of such Certificateholder's right, title and interest in and to such Exchangeable
REMIC or Exchangeable Certificates, including all payments of interest thereon received after the date of such presentation and surrender and until such
Certificateholder informs the Securities Administrator that it wishes to again hold its interest in the form of Exchangeable REMIC or Exchangeable
Certificates, as applicable.

     (b) The Securities Administrator acknowledges any transfer and assignment of Exchangeable REMIC or Exchangeable Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the
Certificateholders on the terms set forth in this Agreement, and shall treat such Exchangeable REMIC and Exchangeable Certificates in accordance with Section
5.11 of this Agreement.

     Section 6.04 Exchanges of Exchangeable REMIC and Exchangeable Certificates.

     (a) Exchangeable Certificates shall be exchangeable on the books of DTC for
Exchangeable REMIC Certificates and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the
Closing Date, by notice to the Securities Administrator substantially in the form of Exhibit W hereto or under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

     (b) In the case of each Combination, Certificates of the Class or Classes of Exchangeable REMIC Certificates in such Combination shall be exchangeable for
Certificates of the Class of Exchangeable Certificates related to such
Combination in respective Denominations, determined based on the proportion that the Maximum Initial Class Certificate Balances or Maximum Initial Notional
Amounts of such Exchangeable REMIC Certificates bear to the Maximum Initial
Class Certificate Balances of the related Exchangeable Certificates, as set forth in Exhibit V hereto. Except as provided in Section 5.11 of this Agreement, upon any such

                                     -106-

exchange, the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificates issued in exchange therefor. Correspondingly, Exchangeable Certificates related to a Combination may be further designated for exchange for Certificates of the
Exchangeable REMIC Classes in such Combination in respective Denominations determined based on the proportion that the Maximum Initial Class Certificate
Balances or Maximum Initial Notional Amounts of such Exchangeable REMIC
Certificates bear to the Maximum Initial Class Certificate Balances of the
related Exchangeable Certificates, as set forth in Exhibit V hereto. There shall be no limitation on the number of exchanges authorized pursuant to this Section
6.04 and, except as provided below, no fee or other charge shall be payable to the Securities Administrator or DTC in connection therewith.

     (c) In order to effect an exchange of Exchangeable REMIC Certificates or
Exchangeable Certificates, the Certificateholder shall notify the Securities
Administrator by e-mail at ctsspgexchanges@wellsfargo.com no later than two
Business Days before the proposed exchange date. The exchange date may be any
Business Day other than the first or last Business Day of the month, subject to the Securities Administrator's approval. In addition, the Certificateholder must provide notice on the Certificateholder's letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Exchangeable REMIC or Exchangeable Certificate to be exchanged and Exchangeable REMIC or Exchangeable Certificate to be received; the outstanding portion of the Class Certificate Balance and/or Notional Amount and
the Maximum Initial Class Certificate Balance and/or Notional Amount of the
Exchangeable REMIC or Exchangeable Certificates to be exchanged; the
Certificateholder's DTC participant number; and the proposed exchange date.
After receiving the notice, the Securities Administrator shall e-mail the
Certificateholder with wire payment instructions relating to the exchange fee.
The Certificateholder will utilize the "deposit and withdrawal system" at DTC to exchange the Certificates. The Securities Administrator shall verify the proposed proportions to ensure that the principal and interest entitlements of the Certificates received equal the entitlements of the Certificates surrendered. If there is an error, the exchange will not occur until such error is corrected. Unless rejected for error, a notice becomes irrevocable on the second Business Day before the proposed exchange date.

     (d) Notwithstanding any other provision herein set forth, a fee of $5,000 shall be payable to the Securities Administrator in connection with each exchange.

     (e) The Securities Administrator shall make the first distribution on an
Exchangeable REMIC or Exchangeable Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

     Section 6.05 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any
mutilated Certificate is surrendered to the Certificate Registrar or the
Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Securities
Administrator, the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Securities Administrator or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall

                                     -107-

authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding.
Upon the issuance of any new Certificate under this Section, the Securities
Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.06 Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Certificate Registrar and any
agent of the Depositor, the Master Servicer, the Trustee, the Securities
Administrator or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Master Servicer, the Trustee, the
Securities Administrator, the Certificate Registrar or any agent of the
Depositor, the Master Servicer, the Trustee, the Securities Administrator or the
Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                      THE DEPOSITOR AND THE MASTER SERVICER

     Section 7.01 Respective Liabilities of the Depositor and the Master
Servicer. The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master
Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the master servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 7.02 Merger or Consolidation of the Depositor or the Master
Servicer. The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided,

                                     -108-

however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

     In connection with the succession to the Master Servicer under this
Agreement by any Person (i) into which the Master Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Master
Servicer, the Master Servicer shall notify the Depositor of such succession or appointment and shall furnish to the Depositor and the Securities Administrator in writing and in form and substance reasonably satisfactory to the Depositor and the Securities Administrator, all information reasonably necessary for the
Securities Administrator to accurately and timely report, pursuant to Section
3.22(d), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange
Act).

     Section 7.03 Limitation on Liability of the Depositor, the Master Servicer
and Others. None of the Depositor, the Master Servicer or any of the directors, officers, employees or agents of the Depositor or of the Master Servicer shall be under any liability to the Trust Estate or the Certificateholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such
Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master
Servicer and any director, officer, employee or agent of the Depositor or the
Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the
Certificates, other than any loss, liability or expense related to any specific
Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the
Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this
Agreement and which in its opinion may involve it in any expense or liability;
provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate (except any expenses, costs or liabilities incurred as a result of any breach of representations or warranties of the related party or by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of such party hereunder or by reason of reckless disregard of obligations and duties of such party hereunder), and the Depositor and the Master Servicer shall each be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Master Servicer Custodial Account as provided by Section 3.11.

                                     -109-

     Section 7.04 Depositor and Master Servicer Not to Resign. Subject to the
provisions of Section 7.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the
Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Securities Administrator. No such resignation by the Master Servicer shall become effective until the Securities Administrator or a successor Master Servicer shall have assumed such Master Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

     Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Master Servicer to remit amounts to the Securities
Administrator for deposit into the Certificate Account in the amount and manner provided herein so as to enable the Securities Administrator to distribute to
Holders of Certificates any payment required to be made under the terms of such
Certificates and this Agreement which continues unremedied by 5:00 P.M. New York time on the Business Day preceding the related Distribution Date; or

     (b) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator, the Trustee
or the Depositor, or to the Master Servicer, the Depositor, the Securities
Administrator and the Trustee by the Holders of Certificates evidencing Voting
Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Master
Servicer, or for the winding up or liquidation of the Master Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master
Servicer or of or relating to substantially all of its property; or the Master
Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                                      -110-

     (e) failure by the Master Servicer to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22;
or

     (f) failure by the Master Servicer to make a Periodic Advance required to be made by it pursuant to Section 3.19 not later than 5:00 P.M. New York time on the Business Day on which the Master Servicer is required to remit funds to the
Securities Administrator pursuant to Section 3.09(b).

     then, (i) in the case of Event of Default described in clauses (a) through
(e) hereof, so long as such Event of Default is actually known by a Responsible
Officer of the Trustee or the Depositor and shall not have been remedied by the
Master Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Master Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and (ii) in the case of an Event of Default described in clause (f) hereof, so long as such event is known by a Responsible Officer of the Trustee, the Trustee shall be obligated to make such Periodic Advance and then, so long as such Event of Default shall not have been remedied by 5:00 P.M. New York time on the related Distribution Date
(including the reimbursement to the Trustee by the Master Servicer, with interest thereon at the Prime Rate (as set forth in The Wall Street Journal), for any Periodic Advance made), the Trustee may, by notice given in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice and subject to Section 8.05, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01 and Section
8.05, unless and until such time as the Trustee shall appoint a successor Master
Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master
Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the applicable Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the applicable Mortgage Loans to it. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Master Servicer in the Master Servicer
Custodial Account or thereafter received by the Master Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any
Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the master servicing data and information to the successor Master
Servicer and amending this Agreement to reflect such succession as Master
Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master
Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an Event of
Default on the part of the Trustee in its

                                      -111-

capacity as the predecessor Master Servicer). Notwithstanding the termination of the Master Servicer pursuant hereto, the Master Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination, subject to the terms and conditions of this Agreement.

     Section 8.02 Remedies of Trustee. During the continuance of any Event of
Default, so long as such Event of Default shall not have been remedied, the
Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any
Event of Default.

     Section 8.03 Directions by Certificateholders and Duties of Trustee During
Event of Default. During the continuance of any Event of Default, Holders of
Certificates evidencing Voting Rights aggregating not less than 25% (or such other percentage as may be required herein) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the
Master Servicer or any successor Master Servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the
Certificateholders, unless such Certificateholders shall have offered to the
Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an
Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would subject the Trustee to a risk of personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 8.04 Action upon Certain Failures of the Master Servicer and upon
Event of Default. In the event that a Responsible Officer of the Trustee shall have actual knowledge of any failure of the Master Servicer specified in Section
8.01(a) or (b) which would become an Event of Default upon such Master
Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer. If a Responsible Officer of the Trustee
shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Securities Administrator and the Securities
Administrator shall give prompt written notice thereof to the Certificateholders in accordance with Section 8.01.

     Section 8.05 Trustee to Act; Appointment of Successor. (a) Within 90 days of the time the Master Servicer (and the Trustee if such notice of termination is delivered by the Depositor)

                                      -112-

receives a notice of termination pursuant to Section 8.01, the Trustee (or other named successor) shall, subject to Section 3.07, be the successor in all respects to the Master Servicer in its capacity as master servicer under this
Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and thereof, as applicable, or shall appoint a successor pursuant to Section 3.07.
Notwithstanding the foregoing, (i) the parties hereto agree that the Trustee, in its capacity as successor Master Servicer, immediately will assume all of the obligations of the Master Servicer to make advances (including, without limitation, Advances pursuant to Section 3.19) under this Agreement, (ii) the
Trustee, in its capacity as successor Master Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii) under no circumstances shall any provision of this
Agreement be construed to require the Trustee (a) acting in its capacity as successor to the Master Servicer in its obligation to make advances (including
Advances pursuant to Section 3.19) to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable, (b) to be liable for any losses of the Master Servicer or any acts or omissions of the predecessor Master Servicer hereunder, (c) to be obligated to make Advances if it is prohibited from doing so by applicable law,
(d) to be obligated to effectuate repurchases or substitutions of the Mortgage
Loans hereunder or (e) to be obligated to perform any obligation of the Master
Servicer under Section 3.20, Section 3.21 or Section 3.22 with respect to any period of time during which the Trustee was not the Master Servicer. Subject to
Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Master Servicer would have been entitled to hereunder if no such notice of termination had been given, except for those amounts due to the Master Servicer as reimbursement for Advances previously made or amounts previously expended and are otherwise reimbursable hereunder.
Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder;
provided, however, that any such institution appointed as a successor Master
Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Master Servicer. The appointment of a successor Master Servicer shall not affect any liability of the predecessor
Master Servicer which may have arisen under this Agreement prior to its termination as Master Servicer, nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the Master Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to a terminated Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Master Servicing Transfer Costs shall be paid by the predecessor
Master Servicer (unless the predecessor Master Servicer is the Trustee, in which event the previous Master Servicer shall be responsible for payment of such costs and expenses so long as the transfer of servicing is not the result of an
Event of Default on the part of the Trustee in its capacity as the predecessor
Master Servicer) upon presentation of

                                      -113-

reasonable documentation of such costs, and if such predecessor Master Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Master Servicer or the Trustee (in which case the successor Master
Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

     (b) In connection with the appointment of a successor Master Servicer or the assumption of the duties of the Master Servicer, as specified in Section
8.05(a), the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that such compensation shall not exceed the compensation of the Master Servicer being replaced.

     (c) The Securities Administrator is hereby directed to execute and deliver, on behalf of the Trust, the Yield Maintenance Agreement on the Closing Date and
to enforce the obligations of the Counterparty under the Yield Maintenance
Agreement thereafter, including by exercising any right that the Securities
Administrator may have to designate an "early termination date" under the Yield
Maintenance Agreement upon the occurrence of an "event of default" or a
"termination event" thereunder. Upon the occurrence of an "early termination date" under the Yield Maintenance Agreement, and at the direction of the
Depositor, the Securities Administrator shall use reasonable efforts to replace the Yield Maintenance Agreement with one that is furnished by a replacement for the Counterparty acceptable to each Rating Agency, and the Securities
Administrator shall hold in trust any amount that is paid to it by the
Counterparty in respect of any such "early termination date" and apply such amount to the purchase of the related replacement. If any portion of such amount cannot be so used (either because a replacement for the Yield Maintenance
Agreement is not available or such amount exceeds the amount necessary to purchase such replacement), the Securities Administrator shall deposit such portion in the Reserve Fund. If such amount is insufficient to purchase a replacement for the Yield Maintenance Agreement, the Securities Administrator
shall apply such amount to replace as much of the Yield Maintenance Agreement as it is possible to replace with such amount. If the Counterparty transfers its rights and obligations under the Yield Maintenance Agreement to another party in accordance therewith or the Securities Administrator replaces the Yield
Maintenance Agreement with one that is furnished by a replacement for the
Counterparty acceptable to each Rating Agency in accordance with this Agreement, then the Securities Administrator shall execute and deliver the related replacement for, or novation of, the Yield Maintenance Agreement.

     For so long as the Securities Administrator is required to file any report with the Commission pursuant to Section 3.22 of this Agreement, upon its receipt from BANA of each "significance estimate" for the Yield Maintenance Agreement pursuant to the Mortgage Loan Purchase Agreement, the Securities Administrator
shall, on the basis of such "significance estimate," calculate the Yield
Maintenance Agreement's "significance percentage" of the Class Certificate
Balance of the related Class of Certificates as of the date of such
"significance estimate" in accordance with Item 1115 of Regulation AB. For the avoidance of doubt, such "significance percentage" shall be a fraction, expressed as a percentage, the numerator of which is such "significance estimate" and the denominator of which is the Class Certificate Balance of the
Class 3-A-1 Certificates after distributions on the related Distribution Date.
The Securities Administrator also shall determine as of such date whether such
"significance percentage" would require disclosure of financial information with respect to the Counterparty in any report

                                      -114-

required to be filed with the Commission pursuant to Section 3.22, and if it does, the Securities Administrator shall make a written request of the
Counterparty for such information in accordance with the Yield Maintenance
Agreement not later than the second Business Day after it receives the related
"significance estimate." Upon its receipt of such information, the Securities
Administrator shall furnish such information to the Depositor and, if such information is approved by the Depositor, shall include such information in the related report as provided in Section 3.22.

     (d) Any successor, including the Trustee, to the Master Servicer as master servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the
Master Servicer is so required pursuant to Section 3.03.

     Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article VIII, the Securities Administrator shall give prompt written notice thereof to
Certificateholders at their respective addresses appearing in the Certificate
Register and to each Rating Agency.

                                   ARTICLE IX

                  THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

     Section 9.01 Duties of Trustee and Securities Administrator. (a) The
Trustee and the Securities Administrator, prior to the occurrence of an Event of
Default and after the curing or waiver of all Events of Default which may have occurred, each undertake to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee and the
Securities Administrator, respectively. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. In case an
Event of Default has occurred of which a Responsible Officer of the Securities
Administrator shall have actual knowledge (which has not been cured or waived), the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     The Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee and the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or the Depositor hereunder.

                                      -115-

     (b) No provision of this Agreement shall be construed to relieve the
Trustee or the Securities Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee and the Securities Administrator shall be determined solely by the express provisions of this Agreement, the
     Trustee and the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this
     Agreement against the Trustee and the Securities Administrator and, in the
     absence of bad faith on the part of the Trustee and the Securities
     Administrator, the Trustee and the Securities Administrator may
     conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and the Securities Administrator by the Depositor or the
     Master Servicer and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
     Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) The Trustee and the Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of
     Certificateholders as provided in Section 8.03;

          (iv) The Trustee shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the
     Trustee obtains actual knowledge of such default or Event of Default or any
     Responsible Officer of the Trustee receives written notice of such default or Event of Default at its Corporate Trust Office from the Master Servicer, the Securities Administrator, the Depositor or any Certificateholder. The
     Securities Administrator shall not be charged with knowledge of any default or an Event of Default under Section 8.01 unless a Responsible Officer of the Securities Administrator obtains actual knowledge of such failure or event or any Responsible Officer of the Securities Administrator receives written notice of such default or Event of Default at its Corporate Trust
     Office from the Master Servicer, the Trustee, the Depositor or any
     Certificateholder; and

          (v) No provision in this Agreement shall require the Trustee or the
     Securities Administrator to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as
     Trustee or Securities Administrator hereunder, or in the exercise of any of its rights or powers, if the Trustee or the Securities Administrator shall have reasonable grounds for believing that repayment of funds or adequate indemnity or security satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this
     Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement.

                                      -116-

     (c) Subject to the conditions set forth in this Section 9.01(c), the
Securities Administrator is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder. The Securities Administrator shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each
Subcontractor utilized by the Securities Administrator, specifying (i) the identity of each such Subcontractor that is a Servicing Function Participant and
(ii) which elements of the Servicing Criteria will be addressed in Assessments of Compliance provided by each Servicing Function Participant. As a condition to the utilization by the Securities Administrator of any Servicing Function
Participant, the Securities Administrator shall cause any such Servicing
Function Participant for the benefit of the Depositor to comply with the provisions of Section 3.20 of this Agreement to the same extent as if such
Servicing Function Participant were the Securities Administrator. The Securities
Administrator shall be responsible for obtaining from each such Servicing
Function Participant and delivering to the applicable Persons any Assessment of
Compliance and related Attestation Report required to be delivered by such
Servicing Function Participant under Section 3.20, in each case as and when required to be delivered.

     Notwithstanding the foregoing, if the Securities Administrator engages a
Subcontractor in connection with the performance of any of its duties under this
Agreement, the Securities Administrator shall be responsible for determining whether such Subcontractor is an Additional Servicer.

     The Securities Administrator shall indemnify the Depositor, the Sponsor, the Trustee, the Custodian, the Master Servicer and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to a breach of the
Securities Administrator's obligation set forth in the preceding paragraph or the failure of the Securities Administrator to perform any of its obligations under Section 3.20, Section 3.21, Section 3.22 or this Section 9.01(c).

     Section 9.02 Certain Matters Affecting the Trustee and the Securities
Administrator. Except as otherwise provided in Section 9.01:

          (i) The Trustee and the Securities Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to the reasonable regulations as the Trustee and the Securities
     Administrator, as applicable, may prescribe;

          (ii) The Trustee and the Securities Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                                      -117-

          (iii) Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the
     Securities Administrator, as the case may be, reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; however, subject to Section
     9.01(b)(v), nothing contained herein shall relieve the Trustee or the
     Securities Administrator of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

          (iv) Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%;
     provided, however, that if the payment within a reasonable time to the
     Trustee or the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as the
     case may be, not reasonably assured to the Trustee or the Securities
     Administrator, as applicable, by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as the case may be, may require reasonable indemnity or security satisfactory to it against such expense or liability or payment of such estimated expenses as a condition to so proceeding;

          (vi) The Trustee and the Securities Administrator may each execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, custodian or independent contractor; and

          (vii) The right of the Trustee or the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities
     Administrator shall be answerable for other than its gross negligence or willful misconduct in the performance of any such act.

     Section 9.03 Neither Trustee nor Securities Administrator Liable for
Certificates or Mortgage Loans. The recitals contained herein and in the
Certificates (other than the execution of, and the authentication on the
Certificates) shall be taken as the statements of the Depositor or

                                      -118-

the Master Servicer, as applicable, and neither the Trustee nor the Securities
Administrator assumes responsibility for their correctness. Neither the Trustee nor the Securities Administrator makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law).

     Neither the Trustee nor the Securities Administrator shall at any time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this
Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the
Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as the successor to the Master Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee and the Securities Administrator shall remain responsible for any Trust property that it may hold in its individual capacity;
the acts or omissions of any of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer), or any Mortgagor; any action of the Master
Servicer (other than if the Trustee shall assume the duties of the Master
Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the Master Servicer) taken in the name of the
Trust or the Securities Administrator; the failure of the Master Servicer to act or perform any duties required of it as agent of the Trust or the Securities
Administrator hereunder; or any action by the Trustee or the Securities
Administrator taken at the instruction of the Master Servicer (other than if the
Trustee shall assume the duties of the Master Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor to the
Master Servicer); provided, however, that the foregoing shall not relieve the
Trustee or the Securities Administrator of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the
Mortgage Files pursuant to Section 2.02. The Trustee shall file any continuation statement with respect to any financing statement for which the Trustee is the secured party in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

                                      -119-

     Section 9.04 Trustee and Securities Administrator May Own Certificates.
Each of the Trustee and the Securities Administrator in their individual or any other capacities may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or the Securities Administrator and may otherwise deal with the Master Servicer or any of its affiliates with the same right it would have if it were not the Trustee or the Securities
Administrator.

     Section 9.05 Eligibility Requirements for Trustee and the Securities
Administrator. The Trustee and the Securities Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the
FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000.00 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee or securities administrator hereunder either an institution
(i) the long-term unsecured debt obligations of which are rated at least "A2" by
Moody's and "A" by Fitch and S&P or (ii) whose serving as Trustee or Securities
Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor, the Master Servicer or any Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The principal office of the Trustee and the Securities
Administrator (other than the initial Trustee or Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee or Securities Administrator is appointed
Trustee or Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state. In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee or the Securities Administrator, as
the case may be, shall resign immediately in the manner and with the effect specified in Section 9.06.

     The Securities Administrator (i) may not be an originator, the Master
Servicer, Servicer, the Depositor or an affiliate of the Depositor unless the
Securities Administrator is in an institutional trust department, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be either an institution (a) the long-term unsecured debt obligations of which are rated at least "A" by S&P and at least
"A2" by Moody's or (b) whose serving as Securities Administrator hereunder would not result in the lowering of the ratings originally assigned to any Class of
Certificates. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities
Administrator ceases to be the Securities Administrator pursuant to this Section
9.05, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an institution qualified under Section 9.05 hereof as the successor to the
Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of a Securities Administrator hereunder;
provided, however, that any such institution appointed as successor Securities
Administrator shall not, as evidenced in writing by each Rating

                                      -120-

Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the Securities Administrator. The
Trustee shall notify the Rating Agencies of any change of the Securities
Administrator.

     Section 9.06 Resignation and Removal of Trustee and the Securities
Administrator. The Trustee or the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Master Servicer and the Depositor and mailing a copy of such notice to all Holders of record. The Trustee or the Securities Administrator, as applicable, shall also mail a copy of such notice of resignation to each Rating
Agency. Upon receiving such notice of resignation, the Depositor shall use its best efforts to promptly appoint a mutually acceptable successor Trustee or
Securities Administrator, as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee or
Securities Administrator, as applicable, and one copy to the successor Trustee or Securities Administrator, as applicable. If no successor Trustee or
Securities Administrator, as the case may be, shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Trustee or Securities Administrator.

     If at any time the Trustee or Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the
Securities Administrator or of their respective property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities
Administrator or of their respective property or affairs for the purpose of rehabilitation, conservation or liquidation, or if at any time the Securities
Administrator has failed to duly perform, within the required time period, its obligations under Section 3.20, Section 3.21 or Section 3.22, then the Master
Servicer may remove the Trustee or the Securities Administrator, as the case may be, and appoint a successor trustee or securities administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee or the Securities Administrator, as applicable, so removed and one copy to the successor.

     The Holders of Certificates evidencing not less than 50% of the Voting
Rights may at any time remove the Trustee or the Securities Administrator by written instrument or instruments delivered to the Master Servicer and the
Trustee or the Securities Administrator, as applicable; the Master Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee or Securities Administrator, as the case may be, in accordance with this Section 9.06.

     Any resignation or removal of the Trustee or the Securities Administrator and appointment of a successor Trustee pursuant to any of the provisions of this
Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee or Securities Administrator, as the case may be, as provided in Section 9.07.

     Notwithstanding anything to the contrary contained herein, the Master
Servicer and the Securities Administrator shall at all times be the same Person.

                                      -121-

     Section 9.07 Successor Trustee or Securities Administrator. Any successor
Trustee or successor Securities Administrator appointed as provided in Section
9.06 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor Trustee or Securities Administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee or Securities Administrator shall become effective and such successor Trustee or Securities Administrator, as the case may be, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee or Securities Administrator, as applicable, herein. The predecessor Trustee or Securities Administrator shall duly assign, transfer, deliver and pay over to the successor Trustee or
Securities Administrator, as the case may be, the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee or Securities Administrator in the administration hereof as may be reasonably requested by the successor
Trustee or Securities Administrator, as the case may be, and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee or Securities Administrator has been removed pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee or Securities Administrator incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

     No successor Trustee or Securities Administrator shall accept appointment as provided in this Section 9.07 unless at the time of such appointment such successor Trustee or Securities Administrator, as the case may be, shall be eligible under the provisions of Section 9.05.

     Upon acceptance of appointment by a successor Trustee or Securities
Administrator, as applicable, as provided in this Section 9.07, the Master
Servicer shall cooperate to mail notice of the succession of such Trustee or
Securities Administrator, as the case may be, hereunder to all Holders of
Certificates at their addresses as shown in the Certificate Register and to each
Rating Agency. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee or Securities
Administrator, the successor Trustee or Securities Administrator, as the case may be, shall cause such notice to be mailed at the expense of the Master
Servicer.

     Section 9.08 Merger or Consolidation of Trustee or Securities
Administrator. Any corporation or banking association into which either the
Trustee or the Securities Administrator may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee or the Securities
Administrator shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the
Trustee or the Securities Administrator, shall be the successor of the Trustee or the Securities Administrator, as applicable, hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In connection with the succession to the Trustee or the Securities Administrator under this Agreement by any Person (i) into which the Trustee or the Securities
Administrator may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee or the Securities Administrator, the Trustee

                                      -122-

or the Securities Administrator, as the case may be, shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Securities Administrator to accurately and timely report, pursuant to Section 3.22(d), the event under Item 6.02 of
Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

     Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding
any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or
Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If one or both of the Master Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07. The Securities
Administrator shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the
Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                                      -123-

     Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.10 Authenticating Agents. The Securities Administrator may
appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Securities Administrator in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be
Wells Fargo Bank, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Securities Administrator
or the Securities Administrator's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Securities Administrator by an Authenticating
Agent and a certificate of authentication or countersignature executed on behalf of the Securities Administrator by an Authenticating Agent. Each Authenticating
Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United
States of America or of any State, having a place of business in New York, New
York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

     Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Securities Administrator or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Securities Administrator and to the Master Servicer. The
Securities Administrator may at any time terminate the agency of any
Authenticating Agent by giving written notice of termination to such
Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Securities Administrator may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

     Section 9.11 Securities Administrator's Fees and Expenses and Trustee's
Fees and Expenses. The Trustee, as compensation for its services hereunder, shall be entitled to a fee in

                                      -124-

an amount agreed upon between the Trustee and the Securities Administrator, payable by the Securities Administrator out of its own funds and not out of any funds of the Trust Estate. The Securities Administrator shall be entitled to investment income from amounts on deposit in the Certificate Account as compensation for its services hereunder. The Trustee and the Securities
Administrator, as the case may be, and any director, officer, employee or agent of the Trustee or the Securities Administrator, as the case may be, shall be indemnified and held harmless by the Trust against any claims, damage, loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with or arising from or relating to (i) this Agreement, (ii) the
Certificates, or (iii) the performance of any of the Trustee's or Securities
Administrator's, as the case may be, duties hereunder, other than any claims, damage, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's or
Securities Administrator's, as the case may be, duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Master Servicer and (c) arising out of the transfer of any
ERISA-Restricted Certificate or the Residual Certificate not in compliance with
ERISA. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee or the Securities Administrator, and
except for any such expense, disbursement or advance as may arise from the
Trustee's or the Securities Administrator's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee and the Securities
Administrator for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Securities Administrator in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations
Section 1.860G-1(b)(3)(ii) and (iii). Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall be entitled to payment or reimbursement for any routine ongoing expenses incurred by the
Trustee or the Securities Administrator, as applicable, in the ordinary course of its duties as Trustee or Securities Administrator, Certificate Registrar or
Paying Agent hereunder or for any other expenses. The provisions of this Section
9.11 shall survive the termination of this Agreement or the resignation or removal of the Trustee or the Securities Administrator, as applicable, hereunder.

     Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Master
Servicer, appoint one or more Custodians to hold all or a portion of the
Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Master Servicer. Subject to this
Article IX, the Trustee agrees to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File.

     Each Custodian shall indemnify the Depositor, the Sponsor, the Trustee, the
Master Servicer, the Securities Administrator and any of their respective directors, officers, employees or agents and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses that any of them may sustain in any way related to the failure of a Custodian to perform any of its obligations under Section 3.21.
Notwithstanding the foregoing, in no event shall a Custodian be liable for any consequential, indirect or punitive damages pursuant to this Section 9.12.

                                      -125-

     Section 9.13 Paying Agents. The Securities Administrator may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Securities Administrator in making withdrawals from the
Certificate Account and distributions to Certificateholders as provided in
Section 3.09, Section 3.11 and Section 5.02. Wherever reference is made in this
Agreement to the withdrawal from the Certificate Account by the Securities
Administrator, such reference shall be deemed to include such a withdrawal on behalf of the Securities Administrator by a Paying Agent. Initially, the Paying
Agent shall be Wells Fargo Bank, N.A. Whenever reference is made in this
Agreement to a distribution by the Securities Administrator or the furnishing of a statement by the Securities Administrator, such reference shall be deemed to include such a distribution or furnishing on behalf of the Securities
Administrator by a Paying Agent. Each Paying Agent shall provide to the
Securities Administrator such information concerning the Certificate Account as the Securities Administrator shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United
States of America or of any state, having (except in the case of the Trustee or the Securities Administrator) a principal office and place of business in New
York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities. Any fees and expenses (but not including any indemnity payments) of a Paying Agent appointed pursuant to this
Agreement shall be payable by the Securities Administrator out of its own funds and not out of any funds in the Trust Estate.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee, the Securities Administrator and to the Master
Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Securities
Administrator, for all amounts it has withdrawn from the Certificate Account.
The Securities Administrator may, upon prior written approval of the Master
Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Securities
Administrator may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the
Master Servicer and shall mail notice of such appointment to all
Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Securities Administrator shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

                                      -126-

     Section 9.14 Limitation of Liability. The Certificates are executed by the
Securities Administrator, not in its individual capacity but solely as
Securities Administrator of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator in the
Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust.

     Section 9.15 Trustee or Securities Administrator May Enforce Claims Without
Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee or the
Securities Administrator without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee or the Securities Administrator shall be brought in its own name or in its capacity as Trustee or Securities Administrator. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

     Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

     Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The
Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the
Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

     Section 10.01 Termination upon Purchase or Liquidation of All Mortgage
Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the
Trustee created hereby (other than the obligation of the Securities
Administrator to make certain payments to Certificateholders after the Final
Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Securities Administrator pursuant to Sections 5.04(b) and
5.05(b)) shall terminate upon the

                                      -127-

last action required to be taken by the Securities Administrator on the Final
Distribution Date pursuant to this Article X following the earlier of (a) the purchase of all the Mortgage Loans and all REO Property remaining in the Trust
Estate by the Master Servicer at a price equal to the sum of (i) 100% of the
Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO
Property, plus any Class Unpaid Interest Shortfall for any Class of Certificates
as well as any accrued and unpaid interest through the last day of the month of such purchase at the related Mortgage Interest Rate on the Stated Principal
Balance of each Mortgage Loan (including any Mortgage Loan as to which REO
Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the
Trust Estate and the disposition of all REO Property.

     The Master Servicer may not exercise its purchase option for the Mortgage
Loans until all Reimbursement Amounts for the Mortgage Loans have been paid. The
Securities Administrator shall notify the Sponsor, upon notice of Master
Servicer's intent to exercise its purchase option of any Reimbursement Amount outstanding.

     Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
States to the Court of St. James, living on the date hereof.

     The right of the Master Servicer to purchase the Mortgage Loans is conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans being less than 1% of the aggregate Cut-off Date Principal Balance of the
Mortgage Loans. In addition, the right of the Master Servicer to purchase the
Mortgage Loans is conditioned on the sum of clause (a)(i) and (ii) of the first paragraph of this Section 10.01 being less than or equal to the aggregate fair market value of the Mortgage Loans being purchased (other than any Mortgage Loan as to which REO Property has been acquired) and the REO Properties; provided, however, that this sentence shall not apply to any purchase by the Master
Servicer if, at the time of purchase, the Master Servicer is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the
Federal Reserve or the OTS. Fair market value for the purposes of the previous sentence and the first paragraph of this Section 10.01 will be determined by the
Master Servicer exercising its purchase right as of the close of business on the third (3rd) Business Day next preceding the date upon which such notice of the exercise of any purchase right is furnished to Certificateholders pursuant to the sixth paragraph of this Section 10.01.

     If such right is exercised by the Master Servicer, the Trustee or a
Custodian on its behalf shall, promptly following receipt by the Trustee of written confirmation from the Securities Administrator of payment of the purchase price, release to the Master Servicer or its respective designees, the
Mortgage Files pertaining to such Mortgage Loans being purchased. The Master
Servicer's right, title and interest in and to such purchased Mortgage Loans and the related Mortgage Files shall be subject to the servicing rights of the
Servicers pursuant to the related Servicing Agreements.

                                      -128-

     Notice of the exercise of any purchase option by the Master Servicer and notice of any termination of the Trust or any portion of the Trust, specifying the Final Distribution Date or the applicable Distribution Date, upon which the applicable Certificateholders may surrender their Certificates to the Securities
Administrator for payment of the final distribution and for cancellation, shall be given promptly by the Securities Administrator by letter to the
Certificateholders mailed not earlier than the 10th day and not later than the
15th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date or the applicable Distribution Date, upon which final payment of the Certificates will be made upon presentation and surrender of such Certificates at the office or agency of the Securities
Administrator therein designated, (2) the amount of any such final payment and
(3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the applicable Certificates at the office or agency of the Securities Administrator therein specified. Upon the exercise of its purchase option, the Master Servicer shall remit to the Securities Administrator for deposit to the Certificate
Account on or before the Final Distribution Date or the applicable Distribution
Date, in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on such Final
Distribution Date or Distribution Date, as applicable, equal to the purchase price for the related assets of the Trust Estate or any portion of the Trust
Estate computed as above provided together with a statement as to the amount to be distributed on each applicable Class of Certificates pursuant to the next succeeding paragraph.

     Upon presentation and surrender of the applicable Certificates, the
Securities Administrator shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final
Distribution Date or the applicable Distribution Date, and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each such Class of Certificates, the
Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest-bearing Certificate and (b) the applicable PO Deferred Amount and
(II) as to the Class 1-A-R Certificate, the amounts, if any, which remain on deposit (or are deemed to remain on deposit) in the Upper-Tier Certificate
Sub-Account, the Intermediate Lower-Tier Certificate Sub-Account and the
Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated
Lower-Tier Interests and the Uncertificated Intermediate Lower-Tier Interests in
the same manner as principal and interest are distributed to the Uncertificated
Lower-Tier Interests and the Uncertificated Intermediate Lower-Tier Interests,
respectively, as provided in Section 5.02.

     If the applicable Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the
Securities Administrator shall on such date cause all funds in the Certificate
Account not distributed in final distribution to such Certificateholders of such
Group to continue to be held by the Securities Administrator in an Eligible
Account for the benefit of such Certificateholders and the Securities
Administrator shall give a second written notice to the remaining applicable
Certificateholders to surrender their Certificates for cancellation and receive a final distribution with respect thereto. If within one (1) year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining applicable Certificateholders concerning

                                      -129-

surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

     Section 10.02 Additional Termination Requirements. (a) If the Master
Servicer exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Securities Administrator and the Trustee have received an Opinion of
Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" or "prohibited contributions" in respect of any REMIC created hereunder as defined in the REMIC Provisions, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any related Certificates are outstanding:

          (i) The Securities Administrator shall specify the first day in the
     90-day liquidation period in a statement attached to each REMIC's final tax return pursuant to Treasury Regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

          (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Securities
     Administrator shall sell all of the assets of the Trust Estate to the
     Master Servicer for cash; and

          (iii) At the time of the making of the final payment on the
     Certificates, the Securities Administrator shall distribute or credit, or cause to be distributed or credited to the Holder of the Residual
     Certificate all cash on hand in the Trust Estate (other than cash retained to meet claims), and the Trust shall terminate at that time.

     (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor, the Trustee or the
Securities Administrator and if such action is not requested, is deemed to adopt such a plan of complete liquidation when the Mortgage Loans are purchased pursuant to Section 10.01.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the
Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC created hereunder as a
REMIC or the Exchangeable Certificates Grantor Trust as a grantor trust within the meaning of the Code and related regulations at all times that any related
Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on any REMIC or the Exchangeable Certificates Grantor Trust created hereunder pursuant to the Code that would be a claim against the Trust Estate, provided

                                      -130-

that (a) the Trustee and the Securities Administrator have received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the
Senior Certificates, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class
B-5 Certificates as evidenced by a letter from each Rating Agency rating such
Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the
Certificates. Notwithstanding any contrary provision of this Agreement, the
Trustee shall not consent to any amendment to this Agreement pursuant to clause
(i) through (v) above unless it shall have first received an Opinion of Counsel to the effect that such amendment shall not cause the imposition of any tax on any REMIC or the Exchangeable Certificates Grantor Trust created hereunder or the Certificateholders or cause any REMIC created hereunder to fail to qualify as a REMIC or cause the Exchangeable Certificates Grantor Trust to fail to qualify as a grantor trust within the meaning of the Code and related regulations at any time that any Certificates are outstanding.

     This Agreement may also be amended from time to time by the Depositor, the
Master Servicer, the Securities Administrator and the Trustee and the Holders of
Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates;
provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

     Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the
Trustee and the Securities Administrator with an Opinion of Counsel stating that such amendment would adversely affect the qualification of any REMIC created hereunder or of the Exchangeable Certificates Grantor Trust as a REMIC or cause a tax on any REMIC created hereunder or on the Exchangeable Certificates Grantor
Trust and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation.

                                      -131-

     Promptly after the execution of any such amendment or consent the
Securities Administrator shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

     It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Securities Administrator may prescribe.

     Prior to the execution of any amendment to this Agreement, each of the
Trustee and the Securities Administrator shall receive and be entitled to conclusively rely on any Opinion of Counsel (at the expense of the Person seeking such amendment) stating that such amendment is authorized and permitted by this Agreement. The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee's or the Securities Administrator's own rights, duties or immunities under this
Agreement.

     Section 11.02 Recordation of Agreement; Counterparts. This Agreement is
subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at its expense at the direction of
Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon delivery to the Securities Administrator at the expense of the requesting Certificateholders of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of
Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the
Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such
Holder previously shall have given to the Securities

                                      -132-

Administrator a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing
Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Securities
Administrator to institute such action, suit or proceeding in its own name as
Securities Administrator hereunder and shall have offered to the Securities
Administrator such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Securities
Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securities
Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the
Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every
Certificateholder and the Securities Administrator shall be entitled to such relief as can be given either at law or in equity.

     Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE
CONFLICTS OF LAWS PROVISIONS THEREOF (INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

     Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Securities Administrator may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the
Depositor, Banc of America Funding Corporation, 214 North Tryon Street,
Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial
Officer, (b) in the case of the Master Servicer, CitiMortgage, Inc., 4000 Regent
Blvd., Irving, Texas 75063, Attention: Master Servicing Compliance, (c) in the
case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98,
Columbia, Maryland 21046, Attention: BAFC, Series 2006-6, and for overnight delivery purposes, Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia,
Maryland

                                      -133-

21045-1951, Attention: BAFC, Series 2006-6, with a copy to Wells Fargo Bank,
N.A., Sixth and Marquette Avenue, Minneapolis, Minnesota, 55479, Attention:
BAFC, Series 2006-6, (d) in the case of the Trustee, U.S. Bank National
Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604,
Attention: Corporate Trust Services, BAFC, Series 2006-6, Attention: Structured
Finance Services, BAFC 2006-6, (e) in the case of Fitch, Fitch Ratings, One
State Street Plaza, New York, New York 10004, Attention: Residential Mortgage
Surveillance Group; (f) in the case of Moody's, Moody's Investors Service, Inc.,
99 Church Street, New York, New York 10004, Attn: Residential Mortgage
Surveillance Manager; and (g) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041,
Attention: Residential Mortgage Surveillance Group or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a
Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice to a
Certificateholder so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the
Certificateholder receives such notice.

     Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07 Certificates Nonassessable and Fully Paid. It is the
intention of the Securities Administrator that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the
Securities Administrator pursuant to Section 6.01 are and shall be deemed fully paid.

     Section 11.08 Access to List of Certificateholders. The Certificate
Registrar will furnish or cause to be furnished to the Trustee and the
Securities Administrator, within 15 days after the receipt of a request by the
Trustee and/or the Securities Administrator in writing, a list, in such form as the Trustee and/or the Securities Administrator may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

     If three or more Certificateholders apply in writing to the Securities
Administrator, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Securities
Administrator shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Securities Administrator. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Securities Administrator shall promptly request

                                      -134-

from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Securities Administrator that neither the
Certificate Registrar nor the Securities Administrator shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans and the related Mortgage Files, including all interest and principal received on or with respect to the Mortgage Loans
(other than payments of principal and interest due and payable on the Mortgage
Loans on or before the Cut-off Date) and the Depositor's rights under the
Mortgage Loan Purchase Agreement, including the rights of the Depositor as assignee of the Sponsor with respect to the Sponsor's rights under the Servicing
Agreements pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this
Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

     Section 11.10 Regulation AB Compliance; Intent of the Parties;
Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to use its commercially reasonable efforts to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the Master Servicer, the Securities Administrator, the Trustee and
the Custodian shall cooperate fully with the Depositor to deliver to the
Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Master Servicer, the Securities
Administrator, the Trustee and the Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

                                      -135-

     IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Securities
Administrator and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING
                                        CORPORATION, as Depositor

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                            Name: Scott Evans
                                            Title: Senior Vice President

                                        CITIMORTGAGE, INC., as Master Servicer

                                        By: /s/ Tommy Harris
                                            ------------------------------------
                                            Name: Tommy Harris
                                            Title: Senior Vice President

                                        WELLS FARGO BANK, N.A., as Securities
                                        Administrator

                                        By: /s/ Peter A. Gobell
                                            ------------------------------------
                                            Name: Peter A. Gobell
                                            Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION, as
                                        Trustee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                            Name: Melissa A. Rosal
                                            Title:Vice President

             [Signature Page to the Pooling and Servicing Agreement]

                                      -136-

STATE OF Maryland)
                 ) ss.:
COUNTY Howard    )
                 )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such association.

                                        /s/ Graham M. Oglesby
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires January 7, 2009.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -137-

STATE OF NORTH CAROLINA)
                       ) ss.:
COUNTY OF MECKLENBURG  )
                       )

     On the 28th day of September, 2006, before me, a notary public in and for the State of North Carolina, personally appeared Scott Evans, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of
Banc of America Funding Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                        /s/ E. Blair Autrey
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires October 4, 2010.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -138-

STATE OF Illinois)
                 ) ss.:
COUNTY OF Cook   )
                 )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal, known to me who, being by me duly sworn, did depose and say that s/he is a Vice President of U.S.
Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such association.

                                        /s/ Patricia M. Child
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires October 20, 2007.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -139-

STATE OF Texas  )
                ) ss.:
COUNTY OF Dallas)
                )

     On the 28th day of September, 2006, before me, a notary public in and for the State of Texas, personally appeared Tommy Harris, known to me who, being by me duly sworn, did depose and say that s/he is a
Senior Vice President of CitiMortgage, Inc., a New York corporation, one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of such corporation.

                                         /s/ Glenda Stevens
                                        ----------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires May 15, 2008.

              [Notary Page to the Pooling and Servicing Agreement]

                                      -140-

                                  EXHIBIT A-1AR

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN MULTIPLE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS
ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR
TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF
OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER
RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY
ATTEMPTED OR PURPORTED TRANSFER OF THIS CLASS 1-A-R CERTIFICATE IN VIOLATION OF
SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN
THE PURPORTED TRANSFEREE.

                                     A-1AR-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-R

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $100.00

Initial Class Certificate
Balance of this Class:      $100.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05950R BA 6

ISIN No.:                   US05950RBA68

     THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage
Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this

                                     A-1AR-2

Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Any distribution of the proceeds of any remaining assets of the applicable subaccount of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

     Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class
1-A-R Certificate are expressly subject to the following provisions: (i) each
Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted
Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Securities
Administrator shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing
Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Securities
Administrator has actual knowledge that the proposed transferee is not a
Permitted Transferee, no transfer of any Ownership Interest in this Class 1-A-R
Certificate to such proposed transferee shall be effected; (v) this Class 1-A-R
Certificate may not be purchased by or transferred to any Person that is not a
U.S. Person, unless (A) such Person holds this Class 1-A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Securities Administrator an
Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class 1-A-R
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a
Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Securities Administrator, based on information provided to the Securities Administrator by the Master Servicer, will provide to the
Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
(6) of the Code, information needed to compute the tax imposed under Section
860E(e) of the Code on transfers of residual interests to disqualified organizations.

     This Class 1-A-R Certificate may not be purchased by or transferred to any employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing assets of a Plan.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                     A-1AR-3

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-1AR-4

                                  EXHIBIT A-1A1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $62,329,200.00

Pass-Through Rate:          5.750%

CUSIP No.:                  05950R AA 7

ISIN No.:                   US05950RAA77

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-1A1-3

                                  EXHIBIT A-1A2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $80,000,000.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05950R AB 5

ISIN No.:                   US05950RAB50

THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-1A2-3

                                  EXHIBIT A-1A3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $20,352,800.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950R AC 3

ISIN No.:                   US05950RAC34

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-1A3-3

                                  EXHIBIT A-1A4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-1A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006

Initial Notional Amount
of this Certificate
("Denomination"):          $

Initial Notional Amount
of this Class:             $20,352,800.00

Pass-Through Rate:         Inverse Floating

CUSIP No.:                 05950R AD 1

ISIN No.:                  USO5950RAD17

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-4 Certificate is not entitled to any distributions with respect to principal.

                                     A-1A4-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-1A4-3

                                  EXHIBIT A-1A5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-1A5-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $15,000,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950R AE 9

ISIN No.:                   US05950RAE99

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-1A5-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-1A5-3

                                  EXHIBIT A-1A6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-1A6-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):          $

Initial Notional
Amount of this Class:      $15,000,000.00

Pass-Through Rate:         Inverse Floating

CUSIP No.:                 05950R AF 6

ISIN No.:                  USO5950RAF64

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-6 Certificate is not entitled to any distributions with respect to principal.

                                    A-1A6-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A6-3

                                  EXHIBIT A-1A7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A7-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $21,229,000.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05950R AG 4

ISIN No.:                   US05950RAG48

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A7-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A7-3

                                  EXHIBIT A-1A8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A8-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $291,000.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05950R AH 2

ISIN No.:                   US05950RAH21

     THIS CERTIFIES THAT __________ is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Denomination of this Certificate by the Initial Class Certificate Balance of the
Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A8-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A8-3

                                  EXHIBIT A-1A9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-9 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 1-A-10 CERTIFICATES WILL BE BORNE BY THE
CLASS 1-A-9 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A9-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-9 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this
Certificate:                        $

Maximum Initial Class Certificate
Balance of this Class:              $3,917,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          05950R AJ 8

ISIN No.:                           US05950RAJ86

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                     A-1A9-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A9-3

                                 EXHIBIT A-1A10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-10 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A10-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-10 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this
Certificate:                        $

Maximum Initial Class Certificate
Balance of this Class:              $32,256,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          05950R AK 5

ISIN No.:                           US05950RAK59

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-1A10-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A10-3

                                 EXHIBIT A-1A11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-11 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

                                    A-1A11-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-11 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006

Maximum Initial Notional
Amount of this
Certificate:               $

Maximum Initial Notional
Amount of this Class:      $1,566,920.00

Pass-Through Rate:         6.250%

CUSIP No.:                 05950R AL 3

ISIN No.:                  USO5950RAL33

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current notional amount of this Certificate by the current Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of
America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-11 Certificate is not entitled to any distributions with respect to principal.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or

                                    A-1A11-2

any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A11-3

                                 EXHIBIT A-1A12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-12 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A12-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-12 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this
Certificate:                        $

Maximum Initial Class Certificate
Balance of this Class:              $86,049,000.00

Pass-Through Rate:                  5.750%

CUSIP No.:                          05950R AM 1

ISIN No.:                           US05950RAM16

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-1A12-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A12-3

                                 EXHIBIT A-1A13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-13 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A13-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-13 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this
Certificate:                        $

Maximum Initial Class Certificate
Balance of this Class:              $10,600,000.00

Pass-Through Rate:                  5.750%

CUSIP No.:                          05950R AN 9

ISIN No.:                           US05950RAN98

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer,

                                    A-1A13-2

the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A13-3

                                 EXHIBIT A-1A14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A14-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $21,834,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05950R AP 4

ISIN No.:                   US05950RAP47

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A14-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A14-3

                                 EXHIBIT A-1A15

                   [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE
CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE BECAUSE SUCH UNPAID
INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE
REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE
OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A15-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $499,000.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05950R AQ 2

ISIN No.:                   US05950R1BAQ20

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A15-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A15-3

                                 EXHIBIT A-1A16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A16-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $19,679,000.00

Pass-Through Rate:          6.250%

CUSIP No.:                  05950R AR 0

ISIN No.:                   US05950RAR03

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A16-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A16-3

                                 EXHIBIT A-1A17

                   [FORM OF FACE OF CLASS 1-A-17 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-1A17-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                  Class 1-A-17

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006
Initial Notional
Amount of this
Certificate
("Denomination"):          $

Initial Notional
Amount of this Class:      $4,739,320.00

Pass-Through Rate:         6.250%

CUSIP No.:                 05950R AS 8

ISIN No.:                  USO5950RAS85

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-17 Certificate is not entitled to any distributions with respect to principal.

                                    A-1A17-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A17-3

                                 EXHIBIT A-1A18

                   [FORM OF FACE OF CLASS 1-A-18 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-18 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

                                    A-1A18-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-18 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006
Maximum Initial Notional
Amount of this
Certificate:               $

Maximum Initial Notional
Amount of this Class:      $3,585,375.00

Pass-Through Rate:         6.000%

CUSIP No.:                 05950R AT 6

ISIN No.:                  USO5950RAT68

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current notional amount of this Certificate by the current Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of
America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-18 Certificate is not entitled to any distributions with respect to principal.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or

                                    A-1A18-2

any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A18-3

                                 EXHIBIT A-1A19

                   [FORM OF FACE OF CLASS 1-A-19 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-19 Exchangeable REMIC Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE
EXCHANGEABLE CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

                                    A-1A19-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                   Class 1-A-19 Exchangeable REMIC Certificate

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006
Maximum Initial Notional
Amount of this
Certificate:               $

Maximum Initial Notional
Amount of this Class:      $441,666.00

Pass-Through Rate:         6.000%

CUSIP No.:                 05950R AU 3

ISIN No.:                  USO5950RAU32

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current notional amount of this Certificate by the current Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of
America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 1-A-19 Certificate is not entitled to any distributions with respect to principal.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or

                                    A-1A19-2

any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A19-3

                                 EXHIBIT A-1A20

                   [FORM OF FACE OF CLASS 1-A-20 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-20 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A20-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-20 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006
Maximum Initial Certificate
Balance of this
Certificate:                        $

Maximum Initial Class Certificate
Balance of this Class:              $96,649,000.00

Pass-Through Rate:                  5.750%

CUSIP No.:                          05950R AV 1

ISIN No.:                           US05950RAV15

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A20-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A20-3

                                 EXHIBIT A-1A21

                   [FORM OF FACE OF CLASS 1-A-21 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-21 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A21-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-21 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this Certificate:        $

Maximum Initial Class Certificate
Balance of this Class:              $96,649,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          05950R AW 9

ISIN No.:                           US05950RAW97

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A21-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A21-3

                                 EXHIBIT A-1A22

                   [FORM OF FACE OF CLASS 1-A-22 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-22 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A22-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-22 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this Certificate:        $

Maximum Initial Class Certificate
Balance of this Class:              $86,049,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          05950R AX 7

ISIN No.:                           US05950RAX70

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A22-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A22-3

                                 EXHIBIT A-1A23

                   [FORM OF FACE OF CLASS 1-A-23 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-23 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A23-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-23 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this Certificate:        $

Maximum Initial Class Certificate
Balance of this Class:              $10,600,000.00

Pass-Through Rate:                  6.000%

CUSIP No.:                          05950R AY5

ISIN No.:                           US05950RAY53

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A23-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A23-3

                                 EXHIBIT A-1A24

                   [FORM OF FACE OF CLASS 1-A-24 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-24 Exchangeable Certificate

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN
UNDIVIDED BENEFICIAL INTEREST IN THE ASSETS OF AN ARRANGEMENT THAT IS CLASSIFIED
AS A GRANTOR TRUST UNDER SUBPART E, PART I OF SUBCHAPTER J OF THE CODE.

THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE POOLING AND
SERVICING AGREEMENT REFERENCED HEREIN AND MAY BE EXCHANGED FOR THE EXCHANGEABLE
REMIC CERTIFICATE OR CERTIFICATES IN THE RELATED COMBINATION GROUP.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-1A24-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                      Class 1-A-24 Exchangeable Certificate

evidencing an interest in the Exchangeable Certificate Grantor Trust Account and
the Related Exchangeable REMIC Certificates issued by a Trust (consisting primarily of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:                       September 1, 2006

First Distribution Date:            October 25, 2006

Maximum Initial Certificate
Balance of this Certificate:        $

Maximum Initial Class Certificate
Balance of this Class:              $39,173,000.00

Pass-Through Rate:                  6.250%

CUSIP No.:                          05950R AZ 2

ISIN No.:                           US05950RAZ29

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the current
Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by
Banc of America Funding Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 28, 2006 (the
"Pooling and Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                    A-1A24-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-1A24-3

                                  EXHIBIT A-2A1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $194,310,400.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05950R BB 4

ISIN No.:                   US05950RBB42

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-2A1-3

                                  EXHIBIT A-2A2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate

Balance of this Class:      $46,755,600.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950R BC 2

ISIN No.:                   US05950RBC25

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A2-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-2A2-3

                                  EXHIBIT A-2A3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-2A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):           $

Initial Notional
Amount of this Class:       $48,577,600.00

Pass-Through Rate:          Inverse Floating

CUSIP No.:                  05950RBD0

ISIN No.:                   USO5950RBD08

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 2-A-3 Certificate is not entitled to any distributions with respect to principal.

                                     A-2A3-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-2A3-3

                                  EXHIBIT A-2A4

                    [FORM OF FACE OF CLASS 2-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-2A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 2-A-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,822,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950R BE 8

ISIN No.:                   US05950RBE80

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-2A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-2A4-3

                                  EXHIBIT A-3A1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER PROPERTY.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A1-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $52,720,000.00

Pass-Through Rate:          Floating

CUSIP No.:                  05950R BF 5

ISIN No.:                   US05950RBF55

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A1-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-3A1-3

                                  EXHIBIT A-3A2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                     A-3A2-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:              September 1, 2006

First Distribution Date:   October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):          $

Initial Notional
Amount of this Class:      $52,720,000.00

Pass-Through Rate:         Inverse Floating

CUSIP No.:                 05950R BG 3

ISIN No.:                  USO5950RBG39

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 3-A-2 Certificate is not entitled to any distributions with respect to principal.

                                     A-3A2-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Interest will accrue on these Certificates at a per annum rate as provided in the Pooling and Servicing Agreement.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-3A2-3

                                  EXHIBIT A-3A3

                    [FORM OF FACE OF CLASS 3-A-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF
REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-4 CERTIFICATES WILL BE BORNE BY THE
CLASS 3-A-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT
REFERRED TO HEREIN.

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A3-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,833,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05950R BH 1

ISIN No.:                   US05950RBH12

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A3-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-3A3-3

                                  EXHIBIT A-3A4

                    [FORM OF FACE OF CLASS 3-A-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                     A-3A4-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 3-A-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $16,501,000.00

Pass-Through Rate:          6.000%

CUSIP No.:                  05950R BJ 7

ISIN No.:                   US05950RBJ77

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence

                                     A-3A4-2

an obligation of, or an interest in, and is not guaranteed by the Depositor, the
Master Servicer, the Securities Administrator or the Trustee or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     A-3A4-3

                                 EXHIBIT A-30IO

                    [FORM OF FACE OF CLASS 30-IO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 30-IO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE
IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT
SET FORTH BELOW.

                                    A-30IO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 30-IO

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:             September 1, 2006

First Distribution Date:  October 25, 2006

Initial Notional
Amount of this
Certificate
("Denomination"):         $

Initial Notional
Amount of this Class:     $12,022,121.00

Pass-Through Rate:        6.000%

CUSIP No.:                05950R BK 4

ISIN No.:                 USO5950RBK41

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this
Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Banc of America Funding
Corporation (the "Depositor"). The Trust was created pursuant to a Pooling and
Servicing Agreement, dated September 28, 2006 (the "Pooling and Servicing
Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the
"Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the
"Securities Administrator"), and U.S. Bank National Association, as trustee (the
"Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This
Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and
Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 30-IO Certificate is not entitled to any distributions with respect to principal.

                                    A-30IO-2

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     The Class 30-IO Certificates are Interest Only Certificates and will be deemed for purposes of distributions of interest to consist of three Components:
the Class 1-30-IO, Class 2-30-IO and Class 3-30-IO Components. The Components of
the Class 30-IO Certificates are not severable.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-30IO-3

                                 EXHIBIT A-30PO

                    [FORM OF FACE OF CLASS 30-PO CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 30-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

                                    A-30PO-1

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                   Class 30-PO

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $408,843.00

CUSIP No.:                  05950R BL 2

ISIN No.:                   US05950RBL24

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     This Class 30-PO Certificate represents the right to receive principal only and holders of these Certificates are not entitled to distributions in respect of interest.

                                    A-30PO-2

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein.

     This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities
Administrator or the Trustee or any of their respective affiliates. Neither this
Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                    A-30PO-3

                                   EXHIBIT B-M

                      [FORM OF FACE OF CLASS M CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                     Class M

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S

                                     B-M-1

RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN
AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS
DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION
EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT
(AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                      B-M-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                     Class M

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate

Balance of this Class:      $10,057,000.00

Pass-Through Rate           Variable

CUSIP No.:                  05950R BM 0

ISIN No.:                   US05950RBM07

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                      B-M-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                      B-M-4

                                  EXHIBIT B-B1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES
AND THE CLASS M CERTIFICATES, AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY

                                     B-B1-1

GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO THE EFFECT
THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH
PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN
THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B1-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-1

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $4,669,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950RBN 8

ISIN No.:                   US05950RBN89

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B1-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     B-B1-4

                                  EXHIBIT B-B2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES AND THE CLASS B-1 CERTIFICATES, AS DESCRIBED IN THE
POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE
THIS CERTIFICATE IS AN "INSURANCE COMPANY

                                     B-B2-1

GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12,
1995)), THAT THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF
SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE
THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE
ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH
GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60)
AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL
ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN
FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO THE EFFECT
THAT THE PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH
PLAN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN
THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT
SUBJECT THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER
SERVICER, THE SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON
WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN
THE PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION
LETTER OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR
PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND
VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B2-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-2

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $4,669,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950R BP 3

ISIN No.:                   US05950RBP38

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B2-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     B-B2-4

                                  EXHIBIT B-B3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME
AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE
TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2
CERTIFICATES, AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

IF THE RATING OF THIS CERTIFICATE IS NO LONGER AT LEAST BBB- OR Baa3, TRANSFER
OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE
SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER STATING THAT (A) IT
IS NOT, AND IS NOT ACTING ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT,
INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL,
STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE
(COLLECTIVELY, A "PLAN") OR USING THE ASSETS OF A PLAN TO EFFECT SUCH PURCHASE
OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF

                                     B-B3-1

FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL
ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION
CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THAT
THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S
RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN
AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS
DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION
EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT
(AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF SUCH OFFERED CERTIFICATE BY OR ON BEHALF OF SUCH PLAN
WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
MEANING OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT
THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN
ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, WHICH
OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE MASTER SERVICER, THE
SECURITIES ADMINISTRATOR, TRUSTEE OR THE DEPOSITOR. EACH PERSON WHO ACQUIRES
THIS CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE MADE THE
REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON HAS PROVIDED SUCH REPRESENTATION LETTER
OR OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE
POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED
TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND
WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B3-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-3

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $2,874,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950R BQ 1

ISIN No.:                   US05950RBQ11

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B3-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     B-B3-4

                                  EXHIBIT B-B4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES
AND THE CLASS B-3 CERTIFICATES, AS DESCRIBED IN THE POOLING AND SERVICING
AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED
TRANSACTION CLASS

                                     B-B4-1

EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO
PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND
LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER
PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN
SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10%
OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH
AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF
ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE
PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT
CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING
OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE
DEPOSITOR, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING
AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN
SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION
LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE
PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING
AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF
THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY
PURPORTED TRANSFEREE.

                                     B-B4-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-4

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,796,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950R BR 9

ISIN No.:                   US05950RBR93

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time

                                     B-B4-3

may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee
or any of their respective affiliates. Neither this Certificate nor the Mortgage
Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     B-B4-4

                                  EXHIBIT B-B5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2
CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES, AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-B5-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B5-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-5

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

               Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,436,000.00

Pass-Through Rate:          Variable

CUSIP No.:                  05950R BS 7

ISIN No.:                   US05950RBS76

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B5-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     B-B5-4

                                  EXHIBIT B-B6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS
DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY,
THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE
AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES,
THE CLASS M CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2
CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE
CLASS B-5 CERTIFICATES, AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION
EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE
WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF
OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT
ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN
"PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW.
TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO
THE SECURITIES ADMINISTRATOR EITHER (I) A REPRESENTATION LETTER, IN FORM AND
SUBSTANCE SATISFACTORY TO THE SECURITIES ADMINISTRATOR, STATING THAT (A) IT IS
NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY
SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE
SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY
GENERAL ACCOUNT" (AS SUCH

                                     B-B6-1

TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60
("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH
RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES
FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS
MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION
V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE
TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS
ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE
95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY
TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT CONSTITUTE OR RESULT IN A
NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF
THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER,
THE SECURITIES ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO
THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO
ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE
THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION
LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE
SECURITIES ADMINISTRATOR. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY
ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL
BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                                     B-B6-2

                       BANC OF AMERICA FUNDING CORPORATION
                Mortgage Pass-Through Certificates, Series 2006-6
                                    Class B-6

evidencing an interest in a Trust consisting primarily of three loan groups of fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one-
to four-family residential properties deposited by

                Banc of America Funding Corporation, as Depositor

Certificate No.:

Cut-Off Date:               September 1, 2006

First Distribution Date:    October 25, 2006

Initial Certificate
Balance of this
Certificate
("Denomination"):           $

Initial Class Certificate
Balance of this Class:      $1,437,380.00

Pass-Through Rate           Variable

CUSIP No.:                  05950R BT 5

ISIN No.:                   US05950RBT59

     THIS CERTIFIES THAT __________ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a
Trust consisting primarily of the Mortgage Loans deposited by Banc of America
Funding Corporation (the "Depositor"). The Trust was created pursuant to a
Pooling and Servicing Agreement, dated September 28, 2006 (the "Pooling and
Servicing Agreement"), among the Depositor, CitiMortgage, Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National
Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and
Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                                     B-B6-3

     Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate
Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the
Securities Administrator or the Trustee or any of their respective affiliates.
Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the
1933 Act, the Securities Administrator or the Depositor may require a written
Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Securities Administrator and the
Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of
Counsel shall not be an expense of the Securities Administrator or the Depositor and (ii) the Securities Administrator shall require a certificate from the
Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as
Exhibit G-2B, which certificates shall not be an expense of the Securities
Administrator or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Pooling and
Servicing Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     B-B6-4

                                    EXHIBIT C

                        [FORM OF REVERSE OF CERTIFICATES]

                       BANC OF AMERICA FUNDING CORPORATION
                       Mortgage Pass-Through Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as Banc of America Funding Corporation Mortgage Pass-Through
Certificates, of the Series specified on the face hereof (collectively, the
"Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Securities Administrator is not liable to the
Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and
Servicing Agreement, subject to any liability under the Pooling and Servicing
Agreement.

     This Certificate does not purport to summarize the Pooling and Servicing
Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities
Administrator.

     Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the
Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and
Servicing Agreement.

     On each Distribution Date, the Securities Administrator shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such
Distribution Date at the address appearing in the Certificate Register, or (b)
upon written request by the Holder of a Certificate (other than a Residual
Certificate), by wire transfer or by such other means of payment as such
Certificateholder and the Securities Administrator shall agree upon, such
Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in
Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Securities Administrator as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the
Certificateholders under the Pooling and Servicing Agreement at any time by the
Depositor, the Master Servicer, the Securities Administrator and the Trustee
with the consent of the Holders of Certificates affected by such amendment

                                      C-1

evidencing the requisite Percentage Interest, as provided in the Pooling and
Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this
Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the
Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securities Administrator accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator and the Certificate Registrar
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     The Exchange REMIC and Exchangeable Certificates are also exchangeable as provided in the Pooling and Servicing Agreement.

     No service charge will be made for any such registration of transfer or exchange (other than for an exchange of Exchangeable REMIC or Exchangeable
Certificates), but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Certificate Registrar, the
Securities Administrator and the Trustee and any agent of the Depositor, the
Master Servicer, the Certificate Registrar, the Securities Administrator or the
Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Certificate Registrar, the Trustee, the Securities Administrator or any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 1% of the aggregate Cut-off Date Pool Principal
Balance of such Mortgage Loans, the Master Servicer has the option to purchase the Mortgage Loans under the conditions set forth in Section 10.01 of the
Pooling and Servicing Agreement. In the event that no such termination occurs, the obligations and responsibilities created by the Pooling and Servicing
Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the
Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required

                                      C-2

to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

     Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                      C-3

     IN WITNESS WHEREOF, the Securities Administrator has caused this
Certificate to be duly executed.

Dated:

                                     WELLS FARGO BANK, N.A.,
                                     as Securities Administrator

                                     By
                                        ----------------------------------------
                                        Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the Pooling and Servicing
Agreement referenced herein.

                                     WELLS FARGO BANK, N.A.,
                                     as Securities Administrator

                                     By
                                        ----------------------------------------
                                        Authorized Signatory

                                      C-4

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

     I (We) further direct the Securities Administrator to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                     -------------------------------------------
                                     Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to __________

     This information is provided by _____________, the assignee named above, or, as its agent.

                                      C-5

                                   EXHIBIT D-1
                                  LOAN GROUP 1
                             MORTGAGE LOAN SCHEDULE

                                      D-1-1

  LOANID        OCC        PROPTYPE    OTERM  CORTERM   OLTV    RATE     FPDATE      NDDATE    S_MATDATE      PANDI      PTDATE

1076060760  Primary      SFR            360      333      80     6.5    7/1/2004    9/1/2006    6/1/2034    2,932.80    8/1/2006
1063070604  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    4,399.20    8/1/2006
1063073090  Primary      SFR            360      355    59.6     6.5    5/1/2006    9/1/2006    4/1/2036    3,571.19    8/1/2006
1075064008  Primary      SFR            360      356      90   6.625    6/1/2006    9/1/2006    5/1/2036    2,685.32    8/1/2006
1079072245  Primary      SFR            360      356    78.6     6.5    6/1/2006    9/1/2006    5/1/2036    4,108.45    8/1/2006
1120454140  Primary      SFR            360      355   77.73     6.5    5/1/2006    9/1/2006    4/1/2036    3,507.98    8/1/2006
1136440520  Primary      SFR            360      355   63.83     6.5    5/1/2006    9/1/2006    4/1/2036    3,792.41    8/1/2006
1136443256  Primary      SFR            360      356   74.98   6.625    6/1/2006    9/1/2006    5/1/2036    5,320.98    8/1/2006
1136460131  Primary      SFR            360      355   60.67   6.625    5/1/2006    9/1/2006    4/1/2036    4,078.78    8/1/2006
1136471070  Primary      SFR            360      356      62     6.5    6/1/2006    9/1/2006    5/1/2036    2,939.12    8/1/2006
1169086744  Primary      SFR            360      356   43.18     6.5    6/1/2006   10/1/2006    5/1/2036    3,002.32    9/1/2006
1171285357  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,809.37    8/1/2006
1190350864  Secondary    SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    2,781.10    9/1/2006
1200107394  Primary      PUD            360      356   70.56   6.625    6/1/2006    9/1/2006    5/1/2036    3,614.29    8/1/2006
1212106005  Primary      SFR            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    4,313.86    8/1/2006
1227081892  Primary      SFR            360      355      55     6.5    5/1/2006   10/1/2006    4/1/2036    3,476.37    9/1/2006
1227081983  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,157.92    9/1/2006
1230210406  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    2,955.68    9/1/2006
1231134096  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,387.88    8/1/2006
1234108503  Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,245.67    9/1/2006
1236190345  Primary      PUD            360      356   55.08     6.5    6/1/2006   10/1/2006    5/1/2036    4,108.44    9/1/2006
1263148465  Primary      PUD            360      355    60.1   6.625    5/1/2006   10/1/2006    4/1/2036    3,382.44    9/1/2006
1263150434  Secondary    Condo          360      356      65     6.5    6/1/2006   10/1/2006    5/1/2036    2,958.08    9/1/2006
1264060461  Primary      SFR            360      356    56.5     6.5    6/1/2006    9/1/2006    5/1/2036    3,267.79    8/1/2006
1265075690  Primary      SFR            360      356   55.38     6.5    6/1/2006    9/1/2006    5/1/2036    5,688.61    8/1/2006
1280010293  Primary      SFR            360      356   71.59     6.5    6/1/2006    9/1/2006    5/1/2036    3,520.83    8/1/2006
1303150198  Primary      PUD            360      355   68.46     6.5    5/1/2006    9/1/2006    4/1/2036    3,223.55    8/1/2006
1311599601  Secondary    Condo          360      355   72.01     6.5    5/1/2006   10/1/2006    4/1/2036    3,140.46    9/1/2006
1319142348  Primary      Condo          360      356   76.92     6.5    6/1/2006   10/1/2006    5/1/2036    3,792.41    9/1/2006
1323066287  Primary      Condo          360      355   70.12   6.625    5/1/2006    9/1/2006    4/1/2036    3,588.54    8/1/2006
1323068012  Primary      SFR            360      356   79.27     6.5    6/1/2006    9/1/2006    5/1/2036    4,108.44    8/1/2006
1367114398  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,438.45    8/1/2006
1369135140  Primary      SFR            360      355   59.78     6.5    5/1/2006    9/1/2006    4/1/2036    3,362.60    8/1/2006
1410059178  Primary      SFR            360      355    79.4     6.5    5/1/2006   10/1/2006    4/1/2036    4,045.24    9/1/2006
1412437254  Primary      SFR            360      356   78.64     6.5    6/1/2006    9/1/2006    5/1/2036    2,932.80    8/1/2006
1412443042  Primary      SFR            360      356   79.86     6.5    6/1/2006    9/1/2006    5/1/2036    3,533.26    8/1/2006
1461409947  Primary      SFR            300      295      80   6.625    5/1/2006    9/1/2006    4/1/2031    3,743.05    8/1/2006
1539777186  Primary      PUD            360      355   64.79   6.625    5/1/2006   10/1/2006    4/1/2036    2,945.44    9/1/2006
1539788160  Primary      PUD            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,790.65    8/1/2006
1539790130  Primary      PUD            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    2,965.93    9/1/2006
1539797183  Primary      PUD            360      355      75     6.5    5/1/2006   10/1/2006    4/1/2036    4,503.49    9/1/2006
1539800175  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,432.07    8/1/2006
1574401010  Primary      Condo          360      354      80     6.5    4/1/2006   10/1/2006    3/1/2036    3,286.76    9/1/2006
1574409930  Primary      PUD            360      354   79.99     6.5    4/1/2006    9/1/2006    3/1/2036    3,609.43    8/1/2006
1574421823  Primary      SFR            360      355   66.32     6.5    5/1/2006   10/1/2006    4/1/2036    3,185.63    9/1/2006
1574426893  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    2,621.67    8/1/2006
1574428844  Primary      PUD            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,829.06    9/1/2006
1574430358  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,380.85    9/1/2006
1574430370  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,687.56    8/1/2006
1574435850  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,099.11    9/1/2006
1596749295  Primary      PUD            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    4,803.72    8/1/2006
1596753601  Primary      SFR            360      356   60.94     6.5    6/1/2006    9/1/2006    5/1/2036    3,293.08    8/1/2006
1596753612  Primary      SFR            360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    5,122.49    9/1/2006
1596756155  Primary      SFR            360      355   64.24     6.5    5/1/2006    9/1/2006    4/1/2036    3,451.10    8/1/2006
1596759561  Primary      PUD            360      355      70     6.5    5/1/2006   10/1/2006    4/1/2036    4,150.16    9/1/2006
1596763977  Primary      SFR            360      355   59.77     6.5    5/1/2006   10/1/2006    4/1/2036    3,286.76    9/1/2006
1596764029  Secondary    Condo          360      355   74.87   6.625    5/1/2006   10/1/2006    4/1/2036    3,009.47    9/1/2006
1596765713  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,713.81    9/1/2006
1596767038  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,868.26    8/1/2006
1596768325  Primary      PUD            360      355   79.99   6.625    5/1/2006   10/1/2006    4/1/2036    3,337.31    9/1/2006
1596768722  Primary      PUD            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    2,470.00    8/1/2006
1596769394  Primary      SFR            360      356   55.56     6.5    6/1/2006   10/1/2006    5/1/2036    3,950.43    9/1/2006
1609170819  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,806.38    8/1/2006
1629110718  Primary      Condo          360      356      75     6.5    6/1/2006   10/1/2006    5/1/2036    5,555.88    9/1/2006
1633129083  Primary      PUD            360      350   79.82     6.5   12/1/2005    9/1/2006   11/1/2035    2,724.28    8/1/2006
1676075543  Primary      SFR            360      356    64.1   6.625    6/1/2006    9/1/2006    5/1/2036    3,201.55    8/1/2006
1705045781  Primary      Cooperative    360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,691.28    9/1/2006
1705049534  Primary      Condo          360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,615.43    8/1/2006
1706028540  Primary      SFR            360      354   55.48   6.625    4/1/2006    9/1/2006    3/1/2036    2,753.34    8/1/2006
1706032956  Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,306.98    9/1/2006
1706043806  Primary      Condo          360      355   47.72   6.625    5/1/2006    9/1/2006    4/1/2036    3,009.46    8/1/2006
1706043930  Primary      SFR            360      355   48.89     6.5    5/1/2006    9/1/2006    4/1/2036    2,781.10    8/1/2006
1710025218  Secondary    SFR            360      356   78.42     6.5    6/1/2006    9/1/2006    5/1/2036    3,767.13    8/1/2006
1730090584  Primary      SFR            360      355    37.5     6.5    5/1/2006    9/1/2006    4/1/2036    2,843.75    8/1/2006
1742268479  Primary      SFR            360      355   79.99     6.5    5/1/2006    9/1/2006    4/1/2036    2,637.38    8/1/2006
1742278665  Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    5,688.62    8/1/2006
1742290445  Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    2,817.37    8/1/2006
1742297149  Primary      PUD            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,983.37    8/1/2006
1742299596  Secondary    PUD            360      355   79.93   6.625    5/1/2006    9/1/2006    4/1/2036    2,996.66    8/1/2006
1742300593  Primary      SFR            360      355   50.76     6.5    5/1/2006   10/1/2006    4/1/2036    3,160.35    9/1/2006
1742314430  Primary      SFR            360      356      75     6.5    6/1/2006   10/1/2006    5/1/2036    4,384.98    9/1/2006
1751363084  Primary      PUD            360      354    71.2   6.625    4/1/2006    9/1/2006    3/1/2036    4,194.04    8/1/2006
1752074720  Primary      SFR            360      356   65.19     6.5    6/1/2006   10/1/2006    5/1/2036    2,970.72    9/1/2006
1752074796  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,716.56    8/1/2006
1756031605  Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,033.93    9/1/2006
1756034115  Primary      SFR            360      356   69.92   6.625    6/1/2006   10/1/2006    5/1/2036    2,753.34    9/1/2006
1760365998  Primary      Cooperative    360      352   74.97   6.625    2/1/2006   10/1/2006    1/1/2036    3,681.79    9/1/2006
1760389227  Primary      SFR            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    3,406.85    8/1/2006
1760389522  Primary      SFR            360      351   35.71   6.625    1/1/2006   10/1/2006   12/1/2035    3,201.56    9/1/2006
1760401606  Secondary    Condo          360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    3,790.65    9/1/2006
1760410050  Primary      Condo          360      354   77.14     6.5    4/1/2006    9/1/2006    3/1/2036    2,842.41    8/1/2006
1760413999  Primary      Cooperative    360      354    63.6     6.5    4/1/2006    9/1/2006    3/1/2036    4,582.50    8/1/2006
1760417140  Primary      SFR            360      353   62.94     6.5    3/1/2006    9/1/2006    2/1/2036    3,381.57    8/1/2006
1760422377  Primary      Condo          360      353   66.67     6.5    3/1/2006   10/1/2006    2/1/2036    6,952.75    9/1/2006
1760423256  Primary      Condo          360      354   74.96   6.625    4/1/2006    9/1/2006    3/1/2036    3,009.47    8/1/2006
1760435299  Primary      SFR            360      356   78.83     6.5    6/1/2006    9/1/2006    5/1/2036    2,925.00    8/1/2006
1760439314  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,033.93    8/1/2006
1760442330  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    4,072.38    9/1/2006
1760443606  Primary      SFR            360      355   79.17     6.5    5/1/2006    9/1/2006    4/1/2036    4,108.45    8/1/2006
1760443661  Secondary    Condo          360      355   72.22     6.5    5/1/2006   10/1/2006    4/1/2036    4,108.45    9/1/2006
1760446659  Primary      SFR            360      356   79.92     6.5    6/1/2006    9/1/2006    5/1/2036    3,761.13    8/1/2006
1760446750  Primary      2-Family       360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,640.72    8/1/2006
1760447549  Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    4,195.36    8/1/2006
1760449158  Primary      SFR            360      356   79.85     6.5    6/1/2006    9/1/2006    5/1/2036    3,331.00    8/1/2006
1760450292  Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    4,029.44    8/1/2006
1760452673  Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    2,963.14    9/1/2006
1760461620  Primary      2-Family       360      356   78.87     6.5    6/1/2006    9/1/2006    5/1/2036    3,539.59    8/1/2006
1760463658  Primary      SFR            360      356   77.42     6.5    6/1/2006   10/1/2006    5/1/2036    3,792.41    9/1/2006
1760470314  Primary      SFR            360      356   71.52     6.5    6/1/2006   10/1/2006    5/1/2036    3,729.21    9/1/2006
1761530580  Secondary    SFR            360      355   73.37     6.5    5/1/2006    9/1/2006    4/1/2036    4,266.46    8/1/2006
1781249780  Primary      PUD            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,795.00    8/1/2006
1813278528  Primary      Condo          360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,463.73    9/1/2006
1817452922  Secondary    Condo          360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    3,997.08    9/1/2006
1820235740  Primary      SFR            360      356   52.63     6.5    6/1/2006    9/1/2006    5/1/2036    3,160.34    8/1/2006
1821289938  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    2,945.43    9/1/2006
1826378853  Primary      SFR            360      355   62.22     6.5    5/1/2006    9/1/2006    4/1/2036    3,539.58    8/1/2006
1826410821  Primary      2-Family       360      356   68.31     6.5    6/1/2006    9/1/2006    5/1/2036    4,080.00    8/1/2006
1826412907  Primary      SFR            360      356   68.31     6.5    6/1/2006   10/1/2006    5/1/2036    3,160.34    9/1/2006
1835127504  Secondary    PUD            360      356   44.32     6.5    6/1/2006    9/1/2006    5/1/2036    3,361.34    8/1/2006
1837019794  Primary      PUD            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,326.93    8/1/2006
1844412512  Primary      SFR            360      353      80   6.625    3/1/2006    9/1/2006    2/1/2036    3,150.33    8/1/2006
1844432123  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,958.08    8/1/2006
1844443571  Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,640.72    8/1/2006
1844467059  Primary      PUD            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,738.78    8/1/2006
1845575352  Primary      SFR            360      355      79   6.625    5/1/2006   10/1/2006    4/1/2036    3,793.84    9/1/2006
1846399947  Primary      PUD            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,236.19    9/1/2006
1846415023  Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    4,740.51    8/1/2006
1846423032  Primary      SFR            360      355   79.47   6.625    5/1/2006   10/1/2006    4/1/2036    3,816.26    9/1/2006
1846424090  Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,907.51    8/1/2006
202981064   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    4,045.24    9/1/2006
203299714   Primary      SFR            360      355   53.87   6.625    5/1/2006    9/1/2006    4/1/2036    3,104.23    8/1/2006
144748845   Primary      SFR            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    3,216.60    8/1/2006
203283874   Primary      PUD            360      355   37.83   6.625    5/1/2006    9/1/2006    4/1/2036    3,630.57    8/1/2006
203139670   Primary      PUD            360      354    65.6   6.625    4/1/2006    9/1/2006    3/1/2036    3,360.35    8/1/2006
 35062777   Primary      SFR            360      355   62.22   6.625    5/1/2006    9/1/2006    4/1/2036    3,585.74    8/1/2006
144579612   Primary      PUD            360      355   69.11     6.5    5/1/2006    9/1/2006    4/1/2036    3,634.40    8/1/2006
144607710   Investor     2-Family       360      355   61.73   6.625    5/1/2006    9/1/2006    4/1/2036    5,520.83    8/1/2006
203224548   Primary      SFR            360      355   47.18     6.5    5/1/2006    9/1/2006    4/1/2036    3,280.44    8/1/2006
203273701   Primary      PUD            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    5,486.36    9/1/2006
203127410   Primary      PUD            360      355   61.29   6.625    5/1/2006    9/1/2006    4/1/2036    3,386.61    8/1/2006
134426444   Primary      SFR            341      335   54.55     6.5    4/1/2006    9/1/2006    8/1/2034    2,896.56    8/1/2006
203094503   Investor     2-Family       360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    2,946.67    9/1/2006
144380383   Primary      SFR            360      355   71.67     6.5    5/1/2006    9/1/2006    4/1/2036    4,076.84    8/1/2006
203254339   Primary      PUD            360      355   79.11   6.625    5/1/2006    9/1/2006    4/1/2036    2,445.73    8/1/2006
203185269   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,841.87    8/1/2006
203266051   Primary      PUD            360      355   56.47     6.5    5/1/2006    9/1/2006    4/1/2036    3,033.93    8/1/2006
144716305   Secondary    PUD            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,201.56    8/1/2006
144643020   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,250.00    8/1/2006
203073614   Secondary    PUD            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,842.97    8/1/2006
144746088   Primary      SFR            360      355   73.92     6.5    5/1/2006    9/1/2006    4/1/2036    2,962.92    8/1/2006
203241922   Primary      Condo          360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    3,656.25    8/1/2006
144775848   Primary      PUD            360      355   72.27     6.5    5/1/2006   10/1/2006    4/1/2036    3,088.58    9/1/2006
203161823   Primary      SFR            360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    3,122.58    9/1/2006
203211115   Primary      SFR            360      355   62.24     6.5    5/1/2006    9/1/2006    4/1/2036    3,166.67    8/1/2006
203049374   Primary      SFR            360      355    48.8     6.5    5/1/2006    9/1/2006    4/1/2036    2,312.92    8/1/2006
203229075   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    4,550.89    8/1/2006
144118031   Primary      SFR            360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    4,195.83    9/1/2006
144670098   Investor     Condo          360      354      80     6.5    4/1/2006    9/1/2006    3/1/2036    2,577.79    8/1/2006
144736774   Primary      SFR            360      355   73.53     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.34    8/1/2006
144378429   Primary      SFR            360      355   65.13     6.5    5/1/2006    9/1/2006    4/1/2036    3,520.83    8/1/2006
203147749   Primary      SFR            360      355   63.29     6.5    5/1/2006    9/1/2006    4/1/2036    4,740.51    8/1/2006
144381381   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,778.67    9/1/2006
144632767   Primary      SFR            360      355   48.56   6.625    5/1/2006    9/1/2006    4/1/2036    3,668.98    8/1/2006
 35668714   Primary      PUD            360      355   40.16     6.5    5/1/2006    9/1/2006    4/1/2036    4,822.68    8/1/2006
 33485996   Primary      SFR            360      356    62.5   6.625    6/1/2006   10/1/2006    5/1/2036    6,403.11    9/1/2006
144420585   Primary      SFR            360      356   61.26     6.5    6/1/2006    9/1/2006    5/1/2036    2,903.33    8/1/2006
203350988   Primary      PUD            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    4,838.01    9/1/2006
203003660   Investor     SFR            360      355      70     6.5    5/1/2006    9/1/2006    4/1/2036    3,981.25    8/1/2006
203231675   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,903.33    8/1/2006
203223763   Primary      SFR            360      355   79.99   6.625    5/1/2006    9/1/2006    4/1/2036    2,651.10    8/1/2006
144373313   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,170.61    8/1/2006
144712759   Primary      SFR            360      355    78.9   6.625    5/1/2006    9/1/2006    4/1/2036    2,753.34    8/1/2006
203117460   Primary      SFR            360      354   55.32     6.5    4/1/2006    9/1/2006    3/1/2036    2,816.67    8/1/2006
203234521   Primary      SFR            360      355   47.28     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.34    8/1/2006
203123930   Primary      SFR            360      355   72.76   6.625    5/1/2006    9/1/2006    4/1/2036    2,702.11    8/1/2006
203258785   Primary      SFR            360      355      70   6.625    5/1/2006    9/1/2006    4/1/2036    5,375.64    8/1/2006
203269220   Primary      PUD            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    2,279.33    9/1/2006
203264049   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,387.89    8/1/2006
203144027   Primary      PUD            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    4,030.00    8/1/2006
144746401   Primary      SFR            360      355   74.77     6.5    5/1/2006    9/1/2006    4/1/2036    4,333.33    8/1/2006
203293113   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    5,070.00    8/1/2006
144371135   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,466.67    8/1/2006
203137906   Primary      PUD            360      355   79.05     6.5    5/1/2006    9/1/2006    4/1/2036    3,661.13    8/1/2006
144711702   Primary      SFR            360      355      75     6.5    5/1/2006   10/1/2006    4/1/2036    3,057.63    9/1/2006
144774254   Primary      SFR            360      355   60.06   6.625    5/1/2006    9/1/2006    4/1/2036    2,917.76    8/1/2006
203249008   Primary      SFR            360      356   78.31     6.5    6/1/2006    9/1/2006    5/1/2036    3,520.83    8/1/2006
203238134   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,059.21    8/1/2006
203243878   Primary      Condo          360      355   73.67     6.5    5/1/2006    9/1/2006    4/1/2036    2,970.72    8/1/2006
 32434045   Primary      SFR            360      355   63.14     6.5    5/1/2006    9/1/2006    4/1/2036    3,356.28    8/1/2006
203268594   Primary      Condo          360      355      65     6.5    5/1/2006   11/1/2006    4/1/2036    3,520.83   10/1/2006
 36901296   Primary      PUD            360      355   62.47     6.5    5/1/2006    9/1/2006    4/1/2036    2,605.42    8/1/2006
 37494168   Primary      SFR            360      355      35     6.5    5/1/2006    9/1/2006    4/1/2036    5,530.60    8/1/2006
203091087   Primary      PUD            360      355   51.74     6.5    5/1/2006    9/1/2006    4/1/2036    2,925.00    8/1/2006
 36484087   Secondary    SFR            360      355   57.22     6.5    5/1/2006    9/1/2006    4/1/2036    2,789.58    8/1/2006
203305198   Primary      SFR            360      355    62.5     6.5    5/1/2006    9/1/2006    4/1/2036    2,545.83    8/1/2006
144736386   Primary      SFR            360      355      50   6.625    5/1/2006   10/1/2006    4/1/2036    4,802.34    9/1/2006
144935277   Primary      SFR            360      355   26.67     6.5    5/1/2006    9/1/2006    4/1/2036    5,416.67    8/1/2006
144668670   Primary      SFR            360      354      75     6.5    4/1/2006    9/1/2006    3/1/2036    3,412.50    8/1/2006
144639457   Primary      PUD            360      355      70     6.5    5/1/2006    9/1/2006    4/1/2036    2,957.50    8/1/2006
203378997   Primary      2-Family       360      355   43.41     6.5    5/1/2006    9/1/2006    4/1/2036    3,033.33    8/1/2006
203241674   Secondary    SFR            360      355   53.76   6.625    5/1/2006    9/1/2006    4/1/2036    4,802.34    8/1/2006
203145156   Primary      SFR            360      355   76.05     6.5    5/1/2006    9/1/2006    4/1/2036    5,416.67    8/1/2006
144380615   Secondary    SFR            360      355      65     6.5    5/1/2006    9/1/2006    4/1/2036    5,281.25    8/1/2006
144746344   Primary      SFR            360      355   66.11   6.625    5/1/2006   10/1/2006    4/1/2036    3,284.90    9/1/2006
 35979236   Primary      PUD            360      355      75   6.625    5/1/2006    9/1/2006    4/1/2036    5,463.97    8/1/2006
203206651   Primary      PUD            360      355   65.72     6.5    5/1/2006    9/1/2006    4/1/2036    4,108.45    8/1/2006
144294519   Primary      SFR            360      353   65.22     6.5    3/1/2006    9/1/2006    2/1/2036    4,059.99    8/1/2006
144745528   Primary      SFR            360      355    65.5     6.5    5/1/2006    9/1/2006    4/1/2036    4,968.06    8/1/2006
144554300   Primary      SFR            360      354   51.73   6.625    4/1/2006    9/1/2006    3/1/2036    5,283.35    8/1/2006
203123682   Primary      PUD            360      355   69.44     6.5    5/1/2006    9/1/2006    4/1/2036    2,708.33    8/1/2006
144671930   Primary      Condo          360      355      70     6.5    5/1/2006    9/1/2006    4/1/2036    6,238.52    8/1/2006
203167176   Secondary    Condo          360      355      70   6.625    5/1/2006    9/1/2006    4/1/2036    3,516.77    8/1/2006
144607603   Primary      SFR            360      354   57.05     6.5    4/1/2006   10/1/2006    3/1/2036    2,255.43    9/1/2006
203221700   Primary      PUD            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    2,857.29    8/1/2006
144749512   Primary      PUD            360      355   74.45     6.5    5/1/2006    9/1/2006    4/1/2036    2,621.40    8/1/2006
203061031   Primary      SFR            360      354      70     6.5    4/1/2006    9/1/2006    3/1/2036    2,737.58    8/1/2006
203201322   Primary      SFR            360      355   70.07     6.5    5/1/2006   10/1/2006    4/1/2036    3,033.93    9/1/2006
144099744   Primary      SFR            360      354   79.99     6.5    4/1/2006    9/1/2006    3/1/2036    2,605.42    8/1/2006
203142484   Primary      2-Family       360      355      70     6.5    5/1/2006    9/1/2006    4/1/2036    4,550.00    8/1/2006
144860202   Primary      SFR            360      355   66.14     6.5    5/1/2006    9/1/2006    4/1/2036    4,494.01    8/1/2006
144936259   Primary      SFR            360      355   75.76     6.5    5/1/2006   10/1/2006    4/1/2036    2,708.33    9/1/2006
203196324   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,889.19    8/1/2006
203198189   Primary      PUD            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    4,010.91    8/1/2006
144545670   Primary      SFR            360      355   60.19   6.625    5/1/2006    9/1/2006    4/1/2036    8,131.95    8/1/2006
144573102   Primary      SFR            360      355   53.49     6.5    5/1/2006    9/1/2006    4/1/2036    7,268.79    8/1/2006
144745577   Primary      PUD            360      355   68.57     6.5    5/1/2006    9/1/2006    4/1/2036    2,600.00    8/1/2006
203128095   Primary      SFR            360      355   52.73     6.5    5/1/2006    9/1/2006    4/1/2036    3,141.67    8/1/2006
203127600   Primary      SFR            360      355   64.75     6.5    5/1/2006    9/1/2006    4/1/2036    2,437.50    8/1/2006
 31734759   Primary      SFR            360      355   56.81     6.5    5/1/2006   10/1/2006    4/1/2036    4,154.58    9/1/2006
 36254654   Primary      SFR            360      354    75.5     6.5    4/1/2006   10/1/2006    3/1/2036    2,437.50    9/1/2006
144586971   Primary      SFR            360      355      70     6.5    5/1/2006   10/1/2006    4/1/2036    2,843.75    9/1/2006
144737772   Primary      SFR            360      355   59.63   6.625    5/1/2006    9/1/2006    4/1/2036    2,666.56    8/1/2006
144612512   Primary      SFR            360      355   68.42     6.5    5/1/2006    9/1/2006    4/1/2036    3,520.83    8/1/2006
144602224   Primary      PUD            360      354   79.45     6.5    4/1/2006   10/1/2006    3/1/2036    3,120.00    9/1/2006
144608908   Primary      SFR            360      355   74.67   6.625    5/1/2006   10/1/2006    4/1/2036    3,091.67    9/1/2006
144607694   Primary      SFR            360      354   68.24     6.5    4/1/2006    9/1/2006    3/1/2036    2,513.33    8/1/2006
203065693   Primary      SFR            360      354    63.7     6.5    4/1/2006    9/1/2006    3/1/2036    3,640.00    8/1/2006
203114509   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    2,627.92    8/1/2006
203203088   Primary      SFR            360      355   64.37     6.5    5/1/2006    9/1/2006    4/1/2036    7,583.33    8/1/2006
203198874   Primary      PUD            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,423.33    8/1/2006
144264165   Primary      SFR            360      355   79.76     6.5    5/1/2006    9/1/2006    4/1/2036    3,629.17    8/1/2006
 31612781   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,250.00    8/1/2006
 34398206   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    5,562.20    9/1/2006
 34569731   Primary      SFR            360      356    54.1     6.5    6/1/2006    9/1/2006    5/1/2036    2,930.42    8/1/2006
 35230473   Primary      PUD            360      356   53.47     6.5    6/1/2006    9/1/2006    5/1/2036    3,988.35    8/1/2006
 35982412   Primary      PUD            360      356   78.95     6.5    6/1/2006    9/1/2006    5/1/2036    4,062.50    8/1/2006
 36337772   Primary      SFR            360      354   75.87     6.5    4/1/2006   10/1/2006    3/1/2036    2,486.25    9/1/2006
 36615664   Primary      SFR            360      356   51.61     6.5    6/1/2006    9/1/2006    5/1/2036    5,056.54    8/1/2006
 36835189   Primary      SFR            360      356   73.03   6.625    6/1/2006   10/1/2006    5/1/2036    5,520.83    9/1/2006
 36857464   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,135.06    9/1/2006
 36915361   Secondary    SFR            360      356   57.58   6.625    6/1/2006    9/1/2006    5/1/2036    3,502.50    8/1/2006
 37105293   Primary      SFR            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    2,654.17    8/1/2006
143272755   Primary      SFR            352      348      80     6.5    6/1/2006   11/1/2006    9/1/2035    2,643.84   10/1/2006
143909257   Primary      PUD            360      356   79.99     6.5    6/1/2006    9/1/2006    5/1/2036    3,156.55    8/1/2006
143909331   Primary      SFR            360      356   67.39   6.625    6/1/2006   10/1/2006    5/1/2036    3,328.69    9/1/2006
144090727   Primary      PUD            360      357   68.49     6.5    7/1/2006   10/1/2006    6/1/2036    5,416.67    9/1/2006
144106150   Primary      SFR            360      356   50.82     6.5    6/1/2006    9/1/2006    5/1/2036    3,533.27    8/1/2006
144111507   Primary      PUD            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,181.39    8/1/2006
144116860   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,124.72    8/1/2006
144393246   Investor     PUD            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,631.85    9/1/2006
144554607   Primary      SFR            360      356   69.23   6.625    6/1/2006   10/1/2006    5/1/2036    5,762.80    9/1/2006
144554631   Primary      SFR            360      356   73.73     6.5    6/1/2006   10/1/2006    5/1/2036    2,994.88    9/1/2006
144635638   Primary      SFR            360      356   71.51   6.625    6/1/2006   10/1/2006    5/1/2036    3,000.57    9/1/2006
144636503   Primary      SFR            360      355   75.61     6.5    5/1/2006    9/1/2006    4/1/2036    2,724.22    8/1/2006
144672607   Primary      SFR            360      356   66.67     6.5    6/1/2006    9/1/2006    5/1/2036    5,416.67    8/1/2006
144672623   Primary      SFR            360      356      75     6.5    6/1/2006    9/1/2006    5/1/2036    4,076.84    8/1/2006
144767118   Primary      SFR            360      356   69.53   6.625    6/1/2006   11/1/2006    5/1/2036    3,628.65   10/1/2006
144767597   Primary      Condo          360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,666.00    8/1/2006
144767951   Primary      SFR            360      356   73.05   6.625    6/1/2006    9/1/2006    5/1/2036    3,297.61    8/1/2006
144768041   Primary      PUD            360      356      75   6.625    6/1/2006   10/1/2006    5/1/2036    2,761.35    9/1/2006
144768181   Primary      SFR            360      356   62.12     6.5    6/1/2006   10/1/2006    5/1/2036    4,441.67    9/1/2006
144774189   Primary      SFR            360      356   55.45     6.5    6/1/2006    9/1/2006    5/1/2036    3,504.82    8/1/2006
144774338   Primary      SFR            360      356   71.43     6.5    6/1/2006    9/1/2006    5/1/2036    3,160.34    8/1/2006
144860905   Primary      SFR            360      356   72.44     6.5    6/1/2006    9/1/2006    5/1/2036    2,844.83    8/1/2006
144864337   Primary      SFR            360      356   63.73     6.5    6/1/2006    9/1/2006    5/1/2036    2,698.94    8/1/2006
144942380   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    4,070.52    8/1/2006
144956034   Primary      PUD            360      356      70   6.625    6/1/2006   10/1/2006    5/1/2036    4,251.04    9/1/2006
144958352   Primary      SFR            360      356   72.24   6.625    6/1/2006    9/1/2006    5/1/2036    5,666.76    8/1/2006
144959020   Primary      SFR            360      356      75   6.625    6/1/2006    9/1/2006    5/1/2036    4,081.99    8/1/2006
144959657   Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    5,344.17    8/1/2006
144961794   Primary      PUD            360      356      69   6.625    6/1/2006    9/1/2006    5/1/2036    4,329.79    8/1/2006
144966009   Primary      Condo          360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,023.82    8/1/2006
144970159   Primary      PUD            360      356    77.5   6.625    6/1/2006    9/1/2006    5/1/2036    3,969.93    8/1/2006
202977922   Primary      PUD            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,830.34    9/1/2006
203060538   Primary      PUD            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,210.91    9/1/2006
203074711   Primary      SFR            360      356   67.83     6.5    6/1/2006    9/1/2006    5/1/2036    4,225.00    8/1/2006
203089537   Secondary    SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,713.80    8/1/2006
203122049   Primary      SFR            360      356   78.61     6.5    6/1/2006    9/1/2006    5/1/2036    6,320.05    8/1/2006
203135975   Primary      SFR            360      356   64.52     6.5    6/1/2006    9/1/2006    5/1/2036    2,708.33    8/1/2006
203137476   Primary      SFR            360      356      75   6.625    6/1/2006    9/1/2006    5/1/2036    3,625.77    8/1/2006
203157714   Primary      PUD            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,841.87    8/1/2006
203169560   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    2,383.33    8/1/2006
203180872   Primary      PUD            360      355   51.28     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.34    8/1/2006
203208087   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,951.76    8/1/2006
203209515   Primary      SFR            360      356   68.42   6.625    6/1/2006   10/1/2006    5/1/2036    3,588.54    9/1/2006
203216387   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    2,491.67    9/1/2006
203217435   Primary      SFR            360      355   78.19   6.625    5/1/2006   10/1/2006    4/1/2036    5,520.83    9/1/2006
203231899   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,382.83    8/1/2006
203233275   Primary      PUD            360      356      70   6.625    6/1/2006    9/1/2006    5/1/2036    3,226.54    8/1/2006
203244330   Primary      SFR            360      356   74.81     6.5    6/1/2006   10/1/2006    5/1/2036    4,610.01    9/1/2006
203245253   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,413.17    9/1/2006
203247531   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    5,118.17    8/1/2006
203247671   Primary      SFR            360      356    57.5     6.5    6/1/2006    9/1/2006    5/1/2036    3,737.50    8/1/2006
203251475   Primary      SFR            360      356   33.33     6.5    6/1/2006   10/1/2006    5/1/2036    2,437.50    9/1/2006
203255914   Primary      SFR            360      356   66.13   6.625    6/1/2006   11/1/2006    5/1/2036    3,432.07   10/1/2006
203261755   Primary      SFR            360      356   66.23     6.5    6/1/2006    9/1/2006    5/1/2036    2,721.06    8/1/2006
203264239   Primary      SFR            360      356      50     6.5    6/1/2006    9/1/2006    5/1/2036    3,250.00    8/1/2006
203266424   Primary      SFR            360      355   79.99   6.625    5/1/2006   10/1/2006    4/1/2036    3,053.00    9/1/2006
203266655   Primary      Condo          360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    4,033.96    8/1/2006
203272414   Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,022.27    9/1/2006
203274907   Secondary    SFR            360      356   61.11   6.625    6/1/2006    9/1/2006    5/1/2036    4,104.40    8/1/2006
203276050   Primary      2-Family       360      356   61.84     6.5    6/1/2006   10/1/2006    5/1/2036    3,818.75    9/1/2006
203279336   Primary      SFR            360      355    73.5     6.5    5/1/2006    9/1/2006    4/1/2036    2,717.89    8/1/2006
203284302   Primary      SFR            360      356      50   6.625    6/1/2006    9/1/2006    5/1/2036    4,482.18    8/1/2006
203284591   Primary      SFR            360      356   58.31     6.5    6/1/2006   10/1/2006    5/1/2036    3,059.21    9/1/2006
203291257   Primary      PUD            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    4,571.67    8/1/2006
203291885   Primary      SFR            360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    2,694.17    9/1/2006
203296389   Primary      SFR            360      356   55.71     6.5    6/1/2006   10/1/2006    5/1/2036    2,640.63    9/1/2006
203299441   Primary      SFR            360      356   69.96   6.625    6/1/2006    9/1/2006    5/1/2036    3,016.58    8/1/2006
203299862   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,014.58    8/1/2006
203300066   Primary      SFR            360      356   78.79     6.5    6/1/2006    9/1/2006    5/1/2036    4,108.45    8/1/2006
203301353   Secondary    SFR            360      356   49.38     6.5    6/1/2006   10/1/2006    5/1/2036    5,056.54    9/1/2006
203303250   Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    4,990.83    8/1/2006
203303995   Primary      SFR            360      356   33.91     6.5    6/1/2006    9/1/2006    5/1/2036    4,225.00    8/1/2006
203305651   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    2,578.33    9/1/2006
203307822   Primary      SFR            360      356   72.38     6.5    6/1/2006    9/1/2006    5/1/2036    4,803.72    8/1/2006
203308507   Primary      SFR            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    3,344.91    8/1/2006
203310362   Primary      SFR            360      356    75.5     6.5    6/1/2006    9/1/2006    5/1/2036    2,863.27    8/1/2006
203316658   Primary      PUD            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    2,766.15    8/1/2006
203326038   Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,268.33    8/1/2006
203327937   Primary      SFR            360      356   76.86     6.5    6/1/2006    9/1/2006    5/1/2036    2,939.12    8/1/2006
203328661   Primary      SFR            360      356   56.77     6.5    6/1/2006    9/1/2006    5/1/2036    4,766.67    8/1/2006
203335070   Primary      SFR            360      356   63.53     6.5    6/1/2006   10/1/2006    5/1/2036    3,413.17    9/1/2006
203336219   Primary      SFR            360      356      75     6.5    6/1/2006    9/1/2006    5/1/2036    2,640.63    8/1/2006
203337514   Primary      SFR            360      356   52.63   6.625    6/1/2006    9/1/2006    5/1/2036    2,760.42    8/1/2006
203339205   Primary      PUD            360      356      70     6.5    6/1/2006   10/1/2006    5/1/2036    5,309.38    9/1/2006
203343314   Primary      PUD            360      355   66.93     6.5    5/1/2006    9/1/2006    4/1/2036    3,172.98    8/1/2006
203344783   Primary      PUD            360      356   63.69   6.625    6/1/2006    9/1/2006    5/1/2036    4,482.92    8/1/2006
203346515   Primary      SFR            360      356      75   6.625    6/1/2006   10/1/2006    5/1/2036    3,478.12    9/1/2006
203347331   Primary      SFR            360      356   59.56   6.625    6/1/2006   10/1/2006    5/1/2036    4,290.09    9/1/2006
203349956   Primary      SFR            360      356   68.28   6.625    6/1/2006   10/1/2006    5/1/2036    3,585.11    9/1/2006
203350574   Primary      SFR            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    5,346.25    8/1/2006
203354857   Primary      SFR            360      356    72.2   6.625    6/1/2006   10/1/2006    5/1/2036    3,097.50    9/1/2006
203358098   Primary      SFR            360      356      75     6.5    6/1/2006   10/1/2006    5/1/2036    2,844.31    9/1/2006
203358411   Secondary    SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    2,543.67    9/1/2006
203358445   Primary      PUD            360      356   73.79     6.5    6/1/2006   10/1/2006    5/1/2036    2,897.92    9/1/2006
203362496   Primary      SFR            360      356   72.73     6.5    6/1/2006    9/1/2006    5/1/2036    5,416.67    8/1/2006
203366331   Primary      PUD            360      356      70   6.625    6/1/2006    9/1/2006    5/1/2036    3,207.60    8/1/2006
203369467   Primary      SFR            360      356   62.84   6.625    6/1/2006    9/1/2006    5/1/2036    2,567.19    8/1/2006
203370069   Primary      PUD            360      356   71.68   6.625    6/1/2006    9/1/2006    5/1/2036    3,422.92    8/1/2006
203388806   Primary      SFR            360      356   61.08   6.625    6/1/2006   10/1/2006    5/1/2036    2,997.81    9/1/2006
203390836   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,210.65    9/1/2006
203393095   Primary      SFR            360      356   65.24     6.5    6/1/2006    9/1/2006    5/1/2036    2,897.92    8/1/2006
203394135   Primary      SFR            360      356      80   6.625    6/1/2006   11/1/2006    5/1/2036    4,306.25   10/1/2006
203399985   Primary      SFR            360      356   38.73     6.5    6/1/2006    9/1/2006    5/1/2036    2,979.17    8/1/2006
203403225   Primary      SFR            360      356   61.54   6.625    6/1/2006    9/1/2006    5/1/2036    5,520.83    8/1/2006
203403886   Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    4,248.83    8/1/2006
203405303   Primary      SFR            360      356   71.86   6.625    6/1/2006    9/1/2006    5/1/2036    3,312.50    8/1/2006
203408141   Primary      PUD            360      356   77.44     6.5    6/1/2006    9/1/2006    5/1/2036    3,255.16    8/1/2006
203409032   Primary      SFR            360      356   77.78   6.625    6/1/2006    9/1/2006    5/1/2036    2,898.44    8/1/2006
203419965   Primary      PUD            360      356   78.13   6.625    6/1/2006    9/1/2006    5/1/2036    2,760.42    8/1/2006
203426218   Primary      SFR            360      356   69.24   6.625    6/1/2006    9/1/2006    5/1/2036    3,329.62    8/1/2006
203445671   Primary      SFR            360      356    59.4     6.5    6/1/2006    9/1/2006    5/1/2036    2,774.78    8/1/2006
203453477   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    5,416.66    8/1/2006
203474531   Primary      PUD            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    3,457.68    8/1/2006
203352976   Primary      SFR            360      357   88.29     6.5    7/1/2006   10/1/2006    6/1/2036    2,941.64    9/1/2006
 31052731   Primary      SFR            360      357   69.23   6.625    7/1/2006   10/1/2006    6/1/2036    5,762.80    9/1/2006
143269587   Primary      SFR            348      344   78.62     6.5    6/1/2006    9/1/2006    5/1/2035    2,914.81    8/1/2006
203517586   Primary      PUD            360      357   71.51   6.625    7/1/2006    9/1/2006    6/1/2036    2,972.57    8/1/2006
144126067   Primary      SFR            360      357   25.71   6.625    7/1/2006    9/1/2006    6/1/2036    4,968.75    8/1/2006
203424817   Primary      PUD            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    3,099.11    9/1/2006
203406251   Primary      SFR            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    4,364.36    9/1/2006
203408539   Secondary    PUD            360      356   79.99   6.625    6/1/2006   10/1/2006    5/1/2036    2,981.93    9/1/2006
203241252   Primary      SFR            360      356    39.1   6.625    6/1/2006    9/1/2006    5/1/2036    2,870.83    8/1/2006
144978194   Primary      PUD            360      357   66.73     6.5    7/1/2006    9/1/2006    6/1/2036    2,844.31    8/1/2006
203456223   Primary      SFR            360      357   61.11     6.5    7/1/2006   10/1/2006    6/1/2036    3,476.38    9/1/2006
144831708   Primary      SFR            360      357      70   6.625    7/1/2006    9/1/2006    6/1/2036    3,339.23    8/1/2006
203430434   Primary      SFR            360      357   67.57   6.625    7/1/2006    9/1/2006    6/1/2036    3,450.52    8/1/2006
 36979664   Primary      SFR            360      357   62.34   6.625    7/1/2006    9/1/2006    6/1/2036    3,412.86    8/1/2006
203444864   Primary      SFR            360      357    58.8   6.625    7/1/2006   10/1/2006    6/1/2036    3,501.90    9/1/2006
203410915   Primary      2-Family       360      356      65     6.5    6/1/2006    9/1/2006    5/1/2036    5,443.69    8/1/2006
144121472   Primary      PUD            360      357   69.85   6.625    7/1/2006   10/1/2006    6/1/2036    3,028.68    9/1/2006
203389614   Primary      SFR            360      357   69.39     6.5    7/1/2006    9/1/2006    6/1/2036    2,762.50    8/1/2006
203384631   Primary      PUD            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,084.49    9/1/2006
203184981   Primary      SFR            360      357   19.23     6.5    7/1/2006   10/1/2006    6/1/2036    4,740.51    9/1/2006
203449111   Primary      SFR            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    4,507.79    9/1/2006
144125465   Primary      PUD            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    4,173.75    8/1/2006
203379110   Primary      PUD            360      357      55   6.625    7/1/2006    9/1/2006    6/1/2036    3,036.46    8/1/2006
203536735   Secondary    SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    4,019.95    9/1/2006
203478409   Primary      SFR            360      357   61.11     6.5    7/1/2006    9/1/2006    6/1/2036    4,468.75    8/1/2006
203447669   Primary      SFR            360      357      50     6.5    7/1/2006    9/1/2006    6/1/2036    2,844.31    8/1/2006
203575287   Primary      SFR            360      357   79.33   6.625    7/1/2006    9/1/2006    6/1/2036    3,022.27    8/1/2006
203425392   Primary      SFR            360      357   52.63     6.5    7/1/2006    9/1/2006    6/1/2036    6,320.69    8/1/2006
203492574   Primary      SFR            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    3,227.17    9/1/2006
203524145   Primary      SFR            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    3,278.40    9/1/2006
 37007275   Primary      SFR            360      356   78.57     6.5    6/1/2006    9/1/2006    5/1/2036    4,171.65    8/1/2006
203483276   Primary      SFR            360      357   79.47   6.625    7/1/2006    9/1/2006    6/1/2036    3,312.50    8/1/2006
203293220   Secondary    SFR            360      357   69.89     6.5    7/1/2006   10/1/2006    6/1/2036    4,108.44    9/1/2006
145172235   Primary      SFR            360      357      80     6.5    7/1/2006   10/1/2006    6/1/2036    2,932.80    9/1/2006
144985132   Primary      SFR            360      357    40.5     6.5    7/1/2006    9/1/2006    6/1/2036    3,855.62    8/1/2006
203434188   Primary      SFR            360      357   60.76   6.625    7/1/2006    9/1/2006    6/1/2036    3,102.71    8/1/2006
203490925   Primary      PUD            360      357    61.9   6.625    7/1/2006    9/1/2006    6/1/2036    2,913.41    8/1/2006
203380464   Primary      SFR            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,514.30    8/1/2006
203482989   Primary      SFR            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    3,073.50    9/1/2006
144939709   Primary      SFR            360      357   69.34     6.5    7/1/2006   10/1/2006    6/1/2036    2,673.65    9/1/2006
203451893   Primary      PUD            360      356      70     6.5    6/1/2006    9/1/2006    5/1/2036    3,729.84    8/1/2006
203455654   Primary      SFR            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,741.85    8/1/2006
203230982   Secondary    Condo          360      357   61.11   6.625    7/1/2006   10/1/2006    6/1/2036    3,521.71    9/1/2006
203448527   Primary      SFR            360      357   77.47   6.625    7/1/2006   10/1/2006    6/1/2036    4,162.03    9/1/2006
203560214   Primary      SFR            360      357   48.33   6.625    7/1/2006    9/1/2006    6/1/2036    3,713.81    8/1/2006
203493986   Primary      SFR            360      357   78.08   6.625    7/1/2006    9/1/2006    6/1/2036    3,249.58    8/1/2006
144996881   Primary      SFR            360      357   75.22     6.5    7/1/2006    9/1/2006    6/1/2036    2,686.29    8/1/2006
203453766   Primary      SFR            360      357   70.55     6.5    7/1/2006    9/1/2006    6/1/2036    3,634.40    8/1/2006
144379344   Primary      SFR            360      356   77.32   6.625    6/1/2006    9/1/2006    5/1/2036    3,515.31    8/1/2006
144554813   Primary      SFR            360      357   64.19     6.5    7/1/2006   10/1/2006    6/1/2036    3,002.33    9/1/2006
144967783   Primary      SFR            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    4,354.12    8/1/2006
203490479   Primary      SFR            360      357      70     6.5    7/1/2006    9/1/2006    6/1/2036    3,176.78    8/1/2006
203375746   Primary      PUD            360      357   75.07   6.625    7/1/2006   10/1/2006    6/1/2036    3,980.18    9/1/2006
203441084   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,767.13    8/1/2006
203220314   Primary      PUD            360      357   32.45   6.625    7/1/2006   10/1/2006    6/1/2036    5,122.49    9/1/2006
203397963   Primary      SFR            360      357   79.83     6.5    7/1/2006   10/1/2006    6/1/2036    3,002.32    9/1/2006
203439393   Primary      SFR            360      357   64.71   6.625    7/1/2006    9/1/2006    6/1/2036    3,521.71    8/1/2006
203465695   Primary      SFR            360      357   61.54     6.5    7/1/2006    9/1/2006    6/1/2036    5,056.55    8/1/2006
 35596063   Primary      SFR            360      357   71.32   6.625    7/1/2006    9/1/2006    6/1/2036    3,105.51    8/1/2006
203388327   Primary      SFR            360      356    22.5     6.5    6/1/2006    9/1/2006    5/1/2036    3,982.03    8/1/2006
202958641   Primary      Condo          360      357      50   6.625    7/1/2006    9/1/2006    6/1/2036    4,162.02    8/1/2006
145166534   Primary      SFR            360      357   39.11     6.5    7/1/2006   10/1/2006    6/1/2036    6,320.69    9/1/2006
203408075   Primary      PUD            360      357   55.68   6.625    7/1/2006   10/1/2006    6/1/2036    4,706.29    9/1/2006
144992146   Primary      PUD            360      357   69.57     6.5    7/1/2006    9/1/2006    6/1/2036    3,539.59    8/1/2006
145002325   Primary      SFR            360      357   67.78     6.5    7/1/2006    9/1/2006    6/1/2036    3,304.17    8/1/2006
203480181   Primary      SFR            360      357   38.05   6.625    7/1/2006    9/1/2006    6/1/2036    5,359.41    8/1/2006
203217633   Primary      SFR            360      357   52.33   6.625    7/1/2006   10/1/2006    6/1/2036    5,026.44    9/1/2006
145166542   Primary      SFR            360      357      70     6.5    7/1/2006    9/1/2006    6/1/2036    5,707.58    8/1/2006
203416227   Primary      SFR            360      357   67.36   6.625    7/1/2006    9/1/2006    6/1/2036    4,162.02    8/1/2006
203491030   Primary      SFR            360      357   33.71   6.625    7/1/2006    9/1/2006    6/1/2036    3,668.99    8/1/2006
203346432   Primary      PUD            360      356   55.71   6.625    6/1/2006    9/1/2006    5/1/2036    3,745.82    8/1/2006
203426457   Primary      SFR            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    3,626.72    8/1/2006
203312814   Primary      PUD            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,387.88    8/1/2006
3061704031  Primary      PUD            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    5,014.92    9/1/2006
3062117696  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    4,763.40    8/1/2006
 47468202   Primary      SFR            360      356   66.46     6.5    6/1/2006    9/1/2006    5/1/2036    3,906.81    8/1/2006
 66733437   Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,560.13    8/1/2006
3050908965  Primary      SFR            360      356   71.69     6.5    6/1/2006    9/1/2006    5/1/2036    2,673.65    8/1/2006
3060729393  Primary      SFR            360      351   69.62   6.625    1/1/2006    9/1/2006   12/1/2035    3,521.71    8/1/2006
3061035808  Primary      SFR            360      356      80   6.625    6/1/2006   10/1/2006    5/1/2036    3,022.27    9/1/2006
3061036533  Primary      PUD            360      356      70   6.625    6/1/2006    9/1/2006    5/1/2036    3,092.70    8/1/2006
3061038240  Primary      PUD            360      357   66.54     6.5    7/1/2006    9/1/2006    6/1/2036    3,280.43    8/1/2006
3061469239  Primary      SFR            360      356   54.59     6.5    6/1/2006    9/1/2006    5/1/2036    2,743.18    8/1/2006
3061482620  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,842.97    8/1/2006
3061486530  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    4,610.24    8/1/2006
3061491589  Primary      SFR            360      356   45.79     6.5    6/1/2006    9/1/2006    5/1/2036    3,097.13    8/1/2006
3061551135  Primary      SFR            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,286.75    8/1/2006
3061724443  Primary      SFR            360      356   46.29   6.625    6/1/2006   10/1/2006    5/1/2036    7,779.78    9/1/2006
3061823849  Primary      SFR            360      356   62.67   6.625    6/1/2006   10/1/2006    5/1/2036    3,009.46    9/1/2006
3062197326  Primary      SFR            360      357   48.08     6.5    7/1/2006    9/1/2006    6/1/2036    3,950.43    8/1/2006
3062314830  Primary      SFR            360      356   52.78   6.625    6/1/2006   10/1/2006    5/1/2036   12,165.91    9/1/2006
3062389568  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    4,242.44    8/1/2006
3062389766  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,787.35    8/1/2006
3062391937  Primary      SFR            360      356   63.38   6.625    6/1/2006    9/1/2006    5/1/2036    5,762.80    8/1/2006
3062392497  Primary      SFR            360      357   64.35   6.625    7/1/2006    9/1/2006    6/1/2036    3,502.50    8/1/2006
3062393651  Primary      SFR            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    4,763.91    8/1/2006
3062485648  Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,135.06    9/1/2006
3062491018  Primary      SFR            360      356   73.14     6.5    6/1/2006    9/1/2006    5/1/2036    3,370.19    8/1/2006
3062499904  Primary      PUD            360      356   79.99     6.5    6/1/2006    9/1/2006    5/1/2036    2,980.83    8/1/2006
3062506708  Primary      SFR            360      357      80   6.625    7/1/2006   10/1/2006    6/1/2036    2,971.04    9/1/2006
3062587450  Primary      SFR            360      357      70     6.5    7/1/2006    9/1/2006    6/1/2036    2,964.40    8/1/2006
3062638329  Primary      SFR            360      356   50.47     6.5    6/1/2006    9/1/2006    5/1/2036    3,381.56    8/1/2006
3062680602  Primary      SFR            360      356   68.28   6.625    6/1/2006    9/1/2006    5/1/2036    7,152.27    8/1/2006
3062713718  Primary      SFR            360      356   68.67   6.625    6/1/2006    9/1/2006    5/1/2036    3,297.60    8/1/2006
3062713874  Primary      SFR            360      356   76.41     6.5    6/1/2006    9/1/2006    5/1/2036    3,501.66    8/1/2006
3062724871  Primary      SFR            360      357      65     6.5    7/1/2006    9/1/2006    6/1/2036    3,188.15    8/1/2006
3062772508  Primary      Condo          360      357   78.05   6.625    7/1/2006    9/1/2006    6/1/2036    4,097.99    8/1/2006
3062803618  Primary      SFR            360      357   71.88   6.625    7/1/2006   10/1/2006    6/1/2036    2,945.43    9/1/2006
3062808948  Primary      SFR            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,286.75    8/1/2006
642576235   Primary      SFR            360      356      75   6.625    6/1/2006   10/1/2006    5/1/2036    3,140.73    9/1/2006
3062231307  Primary      PUD            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    6,067.85    8/1/2006
3061874206  Primary      SFR            360      356   56.54   6.625    6/1/2006    9/1/2006    5/1/2036    3,294.40    8/1/2006
3060737727  Primary      SFR            360      356   54.71   6.625    6/1/2006    9/1/2006    5/1/2036    5,954.89    8/1/2006
642543755   Primary      SFR            360      357   79.87     6.5    7/1/2006   10/1/2006    6/1/2036    3,760.80    9/1/2006
3062324151  Primary      SFR            240      236   75.56   6.625    6/1/2006    9/1/2006    5/1/2026    3,840.05    8/1/2006
3062345362  Primary      SFR            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    3,137.52    8/1/2006
3061963124  Primary      SFR            240      236   65.89     6.5    6/1/2006    9/1/2006    5/1/2026    3,438.58    8/1/2006
3061783647  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    4,097.99    8/1/2006
642650311   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    2,755.82    9/1/2006
3062515188  Primary      SFR            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    4,424.48    8/1/2006
642538292   Secondary    PUD            360      357   71.92   6.625    7/1/2006    9/1/2006    6/1/2036    4,674.27    8/1/2006
3061727818  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    6,403.11    8/1/2006
3060556242  Primary      SFR            360      357   73.25     6.5    7/1/2006    9/1/2006    6/1/2036    2,812.70    8/1/2006
3061165324  Primary      SFR            360      357      80     6.5    7/1/2006   10/1/2006    6/1/2036    4,904.85    9/1/2006
3060521576  Primary      2-Family       360      357   78.79   6.625    7/1/2006    9/1/2006    6/1/2036    4,162.02    8/1/2006
3061798017  Primary      SFR            360      356      50   6.625    6/1/2006   10/1/2006    5/1/2036    9,604.67    9/1/2006
3061842393  Primary      PUD            360      356   58.33   6.625    6/1/2006   10/1/2006    5/1/2036    4,482.18    9/1/2006
3061858787  Primary      SFR            360      356   76.43     6.5    6/1/2006    9/1/2006    5/1/2036    3,381.56    8/1/2006
3061861054  Primary      Condo          360      356   72.35   6.625    6/1/2006    9/1/2006    5/1/2036    3,752.22    8/1/2006
3061866749  Primary      SFR            360      357   48.95     6.5    7/1/2006    9/1/2006    6/1/2036    3,084.49    8/1/2006
3061877258  Primary      Condo          360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,944.10    8/1/2006
3062342187  Primary      2-Family       360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    4,373.91    9/1/2006
3062343250  Primary      SFR            360      357      95     6.5    7/1/2006    9/1/2006    6/1/2036    2,702.09    8/1/2006
3062463835  Secondary    SFR            360      356   79.72   6.625    6/1/2006   10/1/2006    5/1/2036    3,675.39    9/1/2006
642646624   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,590.15    9/1/2006
3061723254  Primary      SFR            360      356   61.66     6.5    6/1/2006   10/1/2006    5/1/2036    3,476.37    9/1/2006
3062326859  Primary      SFR            360      356   79.41     6.5    6/1/2006    9/1/2006    5/1/2036    3,729.20    8/1/2006
3062691328  Primary      SFR            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    3,329.62    8/1/2006
 61134912   Primary      PUD            360      356    65.7     6.5    6/1/2006    9/1/2006    5/1/2036    3,571.18    8/1/2006
3062615673  Primary      SFR            360      356      80   6.625    6/1/2006    9/1/2006    5/1/2036    3,252.78    8/1/2006
3061391136  Secondary    PUD            360      356   75.45   6.625    6/1/2006   10/1/2006    5/1/2036    3,502.50    9/1/2006
3061725796  Primary      SFR            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,944.10    8/1/2006
3061917823  Primary      SFR            360      357   53.33   6.625    7/1/2006    9/1/2006    6/1/2036    5,122.49    8/1/2006
3061918342  Primary      SFR            360      357      80   6.625    7/1/2006    9/1/2006    6/1/2036    4,507.79    8/1/2006
3062463314  Primary      Condo          360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    4,100.86    8/1/2006
3062463744  Primary      PUD            360      357   76.05   6.625    7/1/2006    9/1/2006    6/1/2036    6,403.11    8/1/2006
3062463793  Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    3,160.34    8/1/2006
3062464627  Primary      SFR            360      356   70.59     6.5    6/1/2006    9/1/2006    5/1/2036    3,792.41    8/1/2006
3062466689  Primary      PUD            360      357      80     6.5    7/1/2006    9/1/2006    6/1/2036    3,923.88    8/1/2006
3062582634  Primary      SFR            360      356   46.74   6.625    6/1/2006    9/1/2006    5/1/2036    2,842.98    8/1/2006
642620728   Primary      SFR            360      357   76.47   6.625    7/1/2006    9/1/2006    6/1/2036    4,162.02    8/1/2006
3062629005  Primary      SFR            360      357   66.67   6.625    7/1/2006    9/1/2006    6/1/2036    3,201.56    8/1/2006
3062629336  Primary      SFR            360      357   58.44     6.5    7/1/2006    9/1/2006    6/1/2036    2,844.31    8/1/2006
735865545   Primary      SFR            360      356      75     6.5    6/1/2006    9/1/2006    5/1/2036    5,451.59    8/1/2006
683022370   Primary      SFR            360      353      75     6.5    3/1/2006    9/1/2006    2/1/2036    5,214.56    8/1/2006
683022586   Primary      SFR            360      353   79.18     6.5    3/1/2006    9/1/2006    2/1/2036    3,678.64    8/1/2006
709301543   Primary      SFR            360      353   66.67   6.625    3/1/2006    9/1/2006    2/1/2036    4,802.33    8/1/2006
709961197   Primary      SFR            360      353      75     6.5    3/1/2006    9/1/2006    2/1/2036    6,162.66    8/1/2006
712602473   Primary      SFR            360      353    74.5     6.5    3/1/2006    9/1/2006    2/1/2036    2,825.34    8/1/2006
712998889   Primary      SFR            360      354   72.58   6.625    4/1/2006    9/1/2006    3/1/2036    2,881.40    8/1/2006
713647667   Primary      SFR            360      353      55     6.5    3/1/2006    9/1/2006    2/1/2036    2,781.10    8/1/2006
642305056   Primary      SFR            360      353      70     6.5    3/1/2006    9/1/2006    2/1/2036    2,787.42    8/1/2006
3060538950  Primary      SFR            360      353      75     6.5    3/1/2006   10/1/2006    2/1/2036    4,147.95    9/1/2006
3061065599  Primary      SFR            360      353   55.75   6.625    3/1/2006    9/1/2006    2/1/2036    7,139.47    8/1/2006
3061151951  Primary      SFR            360      354   42.86   6.625    4/1/2006    9/1/2006    3/1/2036    7,683.73    8/1/2006
3061316075  Primary      SFR            360      353      46   6.625    3/1/2006    9/1/2006    2/1/2036    7,363.58    8/1/2006
3061338665  Primary      SFR            360      354      65   6.625    4/1/2006    9/1/2006    3/1/2036    8,115.94    8/1/2006
 39488747   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    2,654.69    8/1/2006
 54747175   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    3,312.26    8/1/2006
 62054978   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    4,875.00    8/1/2006
 63010367   Secondary    SFR            360      355      75   6.625    5/1/2006    9/1/2006    4/1/2036    2,737.33    8/1/2006
 63285795   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,816.67    8/1/2006
 63339626   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    3,270.95    8/1/2006
 63374383   Primary      SFR            360      355   36.36   6.625    5/1/2006    9/1/2006    4/1/2036    5,520.83    8/1/2006
 63432785   Primary      SFR            360      355   70.73     6.5    5/1/2006    9/1/2006    4/1/2036    2,749.50    8/1/2006
 63477251   Primary      SFR            360      355   69.71     6.5    5/1/2006    9/1/2006    4/1/2036    8,216.88    8/1/2006
 63515225   Primary      SFR            360      356   79.91     6.5    6/1/2006    9/1/2006    5/1/2036    2,843.75    8/1/2006
 63562078   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,554.75    9/1/2006
 63657092   Primary      SFR            360      355   76.92   6.625    5/1/2006    9/1/2006    4/1/2036    5,520.83    8/1/2006
 63739486   Primary      SFR            360      355   64.57     6.5    5/1/2006    9/1/2006    4/1/2036    4,441.67    8/1/2006
 63774244   Primary      SFR            360      355    46.3     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.34    8/1/2006
 63853386   Primary      SFR            360      356   64.29   6.625    6/1/2006   10/1/2006    5/1/2036    2,732.81    9/1/2006
 63942981   Primary      SFR            360      355   52.83   6.625    5/1/2006    9/1/2006    4/1/2036    2,689.31    8/1/2006
 63960587   Primary      Condo          360      355   67.25   6.625    5/1/2006   11/1/2006    4/1/2036    6,403.11   10/1/2006
 64115868   Primary      SFR            360      355   79.87   6.625    5/1/2006   10/1/2006    4/1/2036    1,826.15    9/1/2006
 64146657   Secondary    Condo          360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    2,907.51    8/1/2006
 64153984   Secondary    Condo          360      355      80   6.625    5/1/2006   11/1/2006    4/1/2036    2,960.80   10/1/2006
 64164932   Primary      SFR            360      356   68.75     6.5    6/1/2006   10/1/2006    5/1/2036    2,780.47    9/1/2006
 64249881   Primary      SFR            360      355      75   6.625    5/1/2006    9/1/2006    4/1/2036    4,802.33    8/1/2006
 64302052   Primary      Condo          360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036      773.65    9/1/2006
148492994   Primary      SFR            360      352    62.5     6.5    2/1/2006    9/1/2006    1/1/2036   10,833.33    8/1/2006
148572431   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,872.29    9/1/2006
148740822   Primary      SFR            360      352   75.38     6.5    2/1/2006    9/1/2006    1/1/2036    3,097.13    8/1/2006
149857385   Primary      SFR            360      354   75.21     6.5    4/1/2006    9/1/2006    3/1/2036    2,781.10    8/1/2006
149942831   Primary      Condo          360      354      80   6.625    4/1/2006    9/1/2006    3/1/2036    1,457.06    8/1/2006
150060838   Primary      SFR            360      355   71.43   6.625    5/1/2006    9/1/2006    4/1/2036    3,841.87    8/1/2006
150082519   Primary      Cooperative    360      355    78.8     6.5    5/1/2006    9/1/2006    4/1/2036      732.17    8/1/2006
150294593   Primary      SFR            360      356   61.31     6.5    6/1/2006    9/1/2006    5/1/2036    3,255.16    8/1/2006
150300077   Primary      SFR            360      354   68.57     6.5    4/1/2006    9/1/2006    3/1/2036    4,550.00    8/1/2006
150341212   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,433.40    8/1/2006
150372217   Primary      Condo          360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    3,201.56    9/1/2006
150490936   Secondary    SFR            360      355   50.41   6.625    5/1/2006    9/1/2006    4/1/2036    3,534.52    8/1/2006
150518074   Primary      SFR            360      356      80     6.5    6/1/2006    9/1/2006    5/1/2036    2,893.01    8/1/2006
150525475   Primary      Condo          360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,047.89    8/1/2006
150528545   Primary      SFR            360      354   73.57   6.625    4/1/2006    9/1/2006    3/1/2036    9,444.59    8/1/2006
150578854   Primary      SFR            360      355   77.98     6.5    5/1/2006    9/1/2006    4/1/2036    3,179.31    8/1/2006
150593218   Primary      SFR            360      355   54.11   6.625    5/1/2006   10/1/2006    4/1/2036    3,291.20    9/1/2006
150597326   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,235.69    8/1/2006
150612794   Primary      SFR            360      354   71.45   6.625    4/1/2006   10/1/2006    3/1/2036    3,957.13    9/1/2006
150616837   Primary      Condo          360      354      80     6.5    4/1/2006    9/1/2006    3/1/2036    3,077.04    8/1/2006
150629459   Primary      SFR            360      355   76.92     6.5    5/1/2006    9/1/2006    4/1/2036    9,481.03    8/1/2006
150630283   Primary      SFR            360      355   68.75     6.5    5/1/2006    9/1/2006    4/1/2036    5,214.57    8/1/2006
150649903   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,286.76    8/1/2006
150703098   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    2,542.31    8/1/2006
150707586   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    2,750.78    8/1/2006
150726909   Primary      SFR            360      355      75     6.5    5/1/2006   10/1/2006    4/1/2036    2,939.12    9/1/2006
150731875   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    2,844.31    8/1/2006
150752343   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,018.76    8/1/2006
150766731   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    3,247.25    8/1/2006
150777092   Primary      SFR            360      355   70.47     6.5    5/1/2006    9/1/2006    4/1/2036    3,229.06    8/1/2006
150782084   Secondary    SFR            360      355      75     6.5    5/1/2006   12/1/2006    4/1/2036    3,958.33   11/1/2006
150816742   Primary      SFR            360      355   65.79     6.5    5/1/2006    9/1/2006    4/1/2036    3,950.43    8/1/2006
150817872   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,232.29    8/1/2006
150832608   Primary      Condo          360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    2,872.12    9/1/2006
150880326   Primary      SFR            360      355     100   6.625    5/1/2006    9/1/2006    4/1/2036      595.49    8/1/2006
150895027   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    2,945.44    8/1/2006
150900348   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,124.72    8/1/2006
150908077   Primary      SFR            360      355   58.07     6.5    5/1/2006    9/1/2006    4/1/2036    3,002.33    8/1/2006
150911428   Primary      SFR            360      355   71.43   6.625    5/1/2006    9/1/2006    4/1/2036    3,681.79    8/1/2006
150930873   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,114.84    9/1/2006
150938587   Primary      SFR            360      355      66   6.625    5/1/2006   10/1/2006    4/1/2036    4,554.69    9/1/2006
150965317   Primary      SFR            360      355      70     6.5    5/1/2006    9/1/2006    4/1/2036    5,309.38    8/1/2006
151004397   Primary      SFR            360      355   49.33   6.625    5/1/2006    9/1/2006    4/1/2036    4,738.31    8/1/2006
151006905   Primary      SFR            360      355   45.46     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.79    8/1/2006
151010519   Primary      SFR            360      355   59.57     6.5    5/1/2006    9/1/2006    4/1/2036    4,424.48    8/1/2006
151025913   Primary      SFR            360      355   74.07     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.35    8/1/2006
151048105   Primary      SFR            360      355      70     6.5    5/1/2006   10/1/2006    4/1/2036    3,760.81    9/1/2006
151055514   Primary      SFR            360      355   70.42   6.625    5/1/2006    9/1/2006    4/1/2036    3,201.56    8/1/2006
151070885   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.35    8/1/2006
151092426   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,028.88    8/1/2006
151108388   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,359.63    9/1/2006
151122603   Primary      SFR            360      356   79.94     6.5    6/1/2006   10/1/2006    5/1/2036    2,875.98    9/1/2006
151123494   Primary      SFR            360      355   68.15     6.5    5/1/2006    9/1/2006    4/1/2036    2,734.33    8/1/2006
151129046   Primary      SFR            360      355      80     6.5    5/1/2006   10/1/2006    4/1/2036    3,423.29    9/1/2006
151139177   Primary      Condo          360      355    77.5   6.625    5/1/2006    9/1/2006    4/1/2036    3,969.93    8/1/2006
151157344   Primary      SFR            360      355   58.82     6.5    5/1/2006    9/1/2006    4/1/2036    2,844.31    8/1/2006
151166386   Secondary    SFR            360      355   34.48     6.5    5/1/2006    9/1/2006    4/1/2036    6,320.69    8/1/2006
151171923   Primary      SFR            360      355   71.32     6.5    5/1/2006    9/1/2006    4/1/2036    2,907.52    8/1/2006
151185451   Primary      SFR            360      356      75     6.5    6/1/2006   11/1/2006    5/1/2036    2,620.31   10/1/2006
151188125   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    3,413.17    9/1/2006
151202702   Primary      SFR            360      355   71.33     6.5    5/1/2006    9/1/2006    4/1/2036    3,191.95    8/1/2006
151202801   Primary      SFR            360      355   53.42     6.5    5/1/2006    9/1/2006    4/1/2036    3,714.04    8/1/2006
151203296   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    3,247.25    8/1/2006
151207552   Primary      SFR            360      356      70     6.5    6/1/2006   10/1/2006    5/1/2036    2,663.54    9/1/2006
151217031   Primary      SFR            360      355   78.57   6.625    5/1/2006   10/1/2006    4/1/2036    3,521.72    9/1/2006
151219102   Primary      SFR            360      355   56.18     6.5    5/1/2006    9/1/2006    4/1/2036    3,160.35    8/1/2006
151220761   Primary      SFR            360      356      65   6.625    6/1/2006    9/1/2006    5/1/2036    7,782.98    8/1/2006
151221504   Primary      SFR            360      356      75     6.5    6/1/2006    9/1/2006    5/1/2036    2,762.50    8/1/2006
151239803   Primary      SFR            360      354      80     6.5    4/1/2006    9/1/2006    3/1/2036    2,946.67    8/1/2006
151244787   Primary      SFR            360      356   74.12     6.5    6/1/2006    9/1/2006    5/1/2036    3,232.40    8/1/2006
151266418   Primary      Condo          360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,491.67    8/1/2006
151270097   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    4,046.77    8/1/2006
151279197   Primary      Condo          360      356   73.53     6.5    6/1/2006    9/1/2006    5/1/2036    3,160.35    8/1/2006
151283504   Primary      Condo          360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    2,597.93    9/1/2006
151285004   Primary      SFR            360      356   71.07     6.5    6/1/2006   10/1/2006    5/1/2036    3,054.47    9/1/2006
151287265   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    3,438.46    8/1/2006
151293073   Primary      SFR            360      355      80   6.625    5/1/2006   10/1/2006    4/1/2036    2,714.68    9/1/2006
151314028   Primary      SFR            360      355      80   6.625    5/1/2006    9/1/2006    4/1/2036    3,636.97    8/1/2006
151320447   Primary      SFR            360      355    77.5     6.5    5/1/2006    9/1/2006    4/1/2036    2,939.12    8/1/2006
151330834   Primary      SFR            360      356   67.42     6.5    6/1/2006    9/1/2006    5/1/2036    8,125.00    8/1/2006
151352903   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,827.28    8/1/2006
151366291   Primary      SFR            360      356      80     6.5    6/1/2006   10/1/2006    5/1/2036    4,652.03    9/1/2006
151370764   Primary      SFR            360      355   66.15     6.5    5/1/2006    9/1/2006    4/1/2036    2,329.17    8/1/2006
151382868   Primary      SFR            360      355      75     6.5    5/1/2006    9/1/2006    4/1/2036    3,223.55    8/1/2006
151394145   Primary      SFR            360      355      65     6.5    5/1/2006    9/1/2006    4/1/2036    4,930.14    8/1/2006
151463817   Primary      SFR            360      354   74.38     6.5    4/1/2006    9/1/2006    3/1/2036    2,578.33    8/1/2006
151484821   Primary      SFR            360      355      80     6.5    5/1/2006   11/1/2006    4/1/2036    4,045.24   10/1/2006
151492022   Primary      SFR            360      356   77.78     6.5    6/1/2006    9/1/2006    5/1/2036    3,097.14    8/1/2006
151492394   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    2,907.52    8/1/2006
151493244   Secondary    Condo          360      355   66.67     6.5    5/1/2006    9/1/2006    4/1/2036    3,476.38    8/1/2006
151501046   Primary      SFR            360      355   46.83   6.625    5/1/2006    9/1/2006    4/1/2036    2,646.83    8/1/2006
151530177   Primary      SFR            360      355      80     6.5    5/1/2006    9/1/2006    4/1/2036    4,040.18    8/1/2006
151584273   Primary      SFR            360      356      75     6.5    6/1/2006    9/1/2006    5/1/2036    3,432.81    8/1/2006
151687894   Primary      SFR            360      355   67.16     6.5    5/1/2006    9/1/2006    4/1/2036    2,844.31    8/1/2006
151767951   Primary      SFR            360      356   73.23     6.5    6/1/2006   10/1/2006    5/1/2036    2,962.92    9/1/2006

  LOANID         OBAL          COBAL      PURPOSE           DOC                SERVICER          OAPPVAL      ODATE    PPEN   NGROUP

1076060760     464,000.00    451,793.14  R/T Refi  Full Documentation           Chase           580,000.00  5/21/2004  N         1
1063070604     696,000.00    692,819.74  Purchase  Full Documentation           Chase           870,000.00  3/29/2006  N         1
1063073090     565,000.00    562,418.32  C/O Refi  Simply Signature             Chase           948,000.00  3/21/2006  N         1
1075064008     419,377.00    417,884.66  Purchase  Full Documentation           Chase           515,000.00   4/7/2006  N         1
1079072245     650,000.00    647,630.36  Purchase  Full Documentation           Chase           830,000.00  4/13/2006  N         1
1120454140     555,000.00    552,363.87  C/O Refi  Simply Signature             Chase           714,000.00  3/27/2006  N         1
1136440520     600,000.00    597,258.41  C/O Refi  Full Documentation           Chase           940,000.00   3/2/2006  N         1
1136443256     831,000.00    828,042.94  Purchase  Full Documentation           Chase         1,120,000.00   4/5/2006  N         1
1136460131     637,000.00    634,158.76  R/T Refi  Full Documentation           Chase         1,050,000.00  3/21/2006  N         1
1136471070     465,000.00    463,304.80  C/O Refi  Simply Signature             Chase           750,000.00   4/5/2006  N         1
1169086744     475,000.00    472,259.46  C/O Refi  Simply Signature             Chase         1,100,000.00   4/3/2006  N         1
1171285357     444,472.00    442,441.05  Purchase  Full Documentation           Chase           590,000.00  3/31/2006  N         1
1190350864     440,000.00    438,395.95  Purchase  Simply Signature             Chase           552,000.00  4/11/2006  N         1
1200107394     564,458.00    562,365.02  C/O Refi  Full Documentation           Chase           800,000.00   4/7/2006  N         1
1212106005     682,500.00    680,011.93  Purchase  Full Documentation           Chase           975,000.00   4/7/2006  N         1
1227081892     550,000.00    547,486.91  R/T Refi  Simply Signature             Chase         1,000,000.00  3/27/2006  N         1
1227081983     572,000.00    572,000.00  Purchase  Simply Signature             Chase           715,000.00  3/29/2006  N         1
1230210406     461,600.00    459,823.71  Purchase  Simply Signature             Chase           577,000.00   4/6/2006  N         1
1231134096     536,000.00    533,550.88  C/O Refi  Simply Signature             Chase           670,000.00  3/24/2006  N         1
1234108503     599,200.00    599,200.00  Purchase  Full Documentation           Chase           749,000.00  3/20/2006  N         1
1236190345     650,000.00    647,630.40  C/O Refi  Simply Signature             Chase         1,180,000.00   4/5/2006  N         1
1263148465     528,250.00    525,893.83  Purchase  Simply Signature             Chase           879,000.00  3/21/2006  N         1
1263150434     468,000.00    466,293.88  Purchase  Simply Signature             Chase           720,000.00   4/3/2006  N         1
1264060461     517,000.00    515,115.27  C/O Refi  Simply Signature             Chase           915,000.00   4/6/2006  N         1
1265075690     900,000.00    896,707.51  C/O Refi  Simply Signature             Chase         1,625,000.00   4/7/2006  N         1
1280010293     650,000.00    649,891.51  Purchase  Simply Signature             Chase           908,000.00   4/3/2006  N         1
1303150198     510,000.00    507,669.64  C/O Refi  Simply Signature             Chase           745,000.00  3/27/2006  N         1
1311599601     496,854.00    488,909.31  C/O Refi  Full Documentation           Chase           690,000.00  3/29/2006  N         1
1319142348     600,000.00    597,812.67  Purchase  Simply Signature             Chase           875,000.00  4/12/2006  N         1
1323066287     650,000.00    650,000.00  Purchase  Simply Signature             Chase           927,000.00  3/30/2006  N         1
1323068012     650,000.00    647,630.40  Purchase  Simply Signature             Chase           820,000.00   4/5/2006  N         1
1367114398     544,000.00    538,006.85  Purchase  Simply Signature             Chase           680,000.00  4/11/2006  N         1
1369135140     532,000.00    529,569.14  C/O Refi  Full Documentation           Chase           890,000.00  3/24/2006  N         1
1410059178     640,000.00    637,075.62  C/O Refi  Simply Signature             Chase           806,000.00  3/22/2006  N         1
1412437254     464,000.00    462,308.45  C/O Refi  Simply Signature             Chase           590,000.00   4/5/2006  N         1
1412443042     559,000.00    556,962.15  Purchase  Full Documentation           Chase           700,000.00   4/6/2006  N         1
1461409947     548,000.00    544,372.00  C/O Refi  Full Documentation           Chase           685,000.00  3/24/2006  N         1
1539777186     460,000.00    457,948.18  Purchase  Full Documentation           Chase           710,000.00  3/27/2006  N         1
1539788160     592,000.00    589,359.41  C/O Refi  Simply Signature             Chase           740,000.00  3/31/2006  N         1
1539790130     463,200.00    461,551.69  Purchase  Simply Signature             Chase           580,000.00  4/11/2006  N         1
1539797183     712,500.00    709,244.36  C/O Refi  Simply Signature             Chase           950,000.00  3/29/2006  N         1
1539800175     536,000.00    534,092.67  Purchase  Full Documentation           Chase           690,000.00  4/12/2006  N         1
1574401010     520,000.00    517,140.68  R/T Refi  Full Documentation           Chase           650,000.00   2/9/2006  N         1
1574409930     571,050.00    567,907.15  Purchase  Full Documentation           Chase           720,000.00  2/24/2006  N         1
1574421823     504,000.00    501,697.04  Purchase  Full Documentation           Chase           760,000.00  3/31/2006  N         1
1574426893     484,000.00    484,000.00  Purchase  Full Documentation           Chase           610,000.00  4/13/2006  N         1
1574428844     598,000.00    595,872.06  Purchase  Simply Signature             Chase           750,000.00  4/12/2006  N         1
1574430358     528,000.00    526,121.11  Purchase  Simply Signature             Chase           685,000.00   4/3/2006  N         1
1574430370     575,900.00    573,126.10  Purchase  Full Documentation           Chase           719,900.00   4/7/2006  N         1
1574435850     484,000.00    482,277.70  C/O Refi  Simply Signature             Chase           605,000.00  4/10/2006  N         1
1596749295     760,000.00    756,527.32  C/O Refi  Full Documentation           Chase           950,000.00  3/24/2006  N         1
1596753601     521,000.00    519,079.65  R/T Refi  Simply Signature             Chase           855,000.00   4/4/2006  N         1
1596753612     800,000.00    796,428.11  C/O Refi  Full Documentation           Chase         1,000,000.00  3/21/2006  N         1
1596756155     546,000.00    542,495.96  C/O Refi  Full Documentation           Chase           850,000.00  3/27/2006  N         1
1596759561     656,600.00    653,599.80  Purchase  Simply Signature             Chase           938,000.00  3/10/2006  N         1
1596763977     520,000.00    514,461.74  Purchase  Simply Signature             Chase           872,000.00  3/23/2006  N         1
1596764029     470,000.00    467,903.59  Purchase  Simply Signature             Chase           627,750.00  3/28/2006  N         1
1596765713     580,000.00    577,936.08  C/O Refi  Full Documentation           Chase           725,000.00   4/7/2006  N         1
1596767038     612,000.00    609,572.12  C/O Refi  Simply Signature             Chase           765,000.00   4/6/2006  N         1
1596768325     521,200.00    518,875.21  Purchase  Simply Signature             Chase           651,550.00  3/24/2006  N         1
1596768722     456,000.00    456,000.00  Purchase  Simply Signature             Chase           582,000.00   4/6/2006  N         1
1596769394     625,000.00    620,705.22  Purchase  Simply Signature             Chase         1,125,000.00   4/5/2006  N         1
1609170819     444,000.00    440,818.67  Purchase  Simply Signature             Chase           558,000.00  3/30/2006  N         1
1629110718     879,000.00    875,795.57  Purchase  Full Documentation           Chase         1,250,000.00  4/12/2006  N         1
1633129083     431,010.00    427,017.22  R/T Refi  Simply Signature             Chase           540,000.00 10/11/2005  N         1
1676075543     500,000.00    498,220.80  R/T Refi  Simply Signature             Chase           780,000.00   4/4/2006  N         1
1705045781     584,000.00    581,870.99  Purchase  Full Documentation           Chase           730,000.00   4/6/2006  N         1
1705049534     572,000.00    569,914.74  Purchase  Simply Signature             Chase           775,000.00   4/6/2006  N         1
1706028540     430,000.00    427,692.06  Purchase  No Income Verification       Chase           775,000.00  2/16/2006  N         1
1706032956     523,200.00    521,292.65  Purchase  Simply Signature             Chase           655,000.00   4/4/2006  N         1
1706043806     470,000.00    467,903.64  C/O Refi  Full Documentation           Chase           985,000.00  3/27/2006  N         1
1706043930     440,000.00    437,178.62  C/O Refi  Simply Signature             Chase           900,000.00  3/27/2006  N         1
1710025218     596,000.00    593,578.21  Purchase  Full Documentation           Chase           760,000.00  4/12/2006  N         1
1730090584     525,000.00    523,393.00  R/T Refi  Simply Signature             Chase         1,400,000.00  3/24/2006  N         1
1742268479     486,900.00    486,900.00  Purchase  Full Documentation           Chase           609,000.00  3/31/2006  N         1
1742278665     900,000.00    895,887.59  C/O Refi  Full Documentation           Chase         1,200,000.00  3/17/2006  N         1
1742290445     440,000.00    438,037.43  C/O Refi  Full Documentation           Chase           550,000.00  3/27/2006  N         1
1742297149     472,000.00    469,838.05  Purchase  Full Documentation           Chase           650,000.00  3/23/2006  N         1
1742299596     468,000.00    465,456.42  Purchase  Full Documentation           Chase           590,000.00  3/30/2006  N         1
1742300593     500,000.00    497,715.29  C/O Refi  Full Documentation           Chase           985,000.00  3/27/2006  N         1
1742314430     693,750.00    691,101.63  C/O Refi  Full Documentation           Chase           925,000.00   4/6/2006  N         1
1751363084     655,000.00    651,484.44  C/O Refi  Full Documentation           Chase           920,000.00  2/23/2006  N         1
1752074720     470,000.00    468,168.51  C/O Refi  Simply Signature             Chase           721,000.00  4/10/2006  N         1
1752074796     588,000.00    585,313.26  Purchase  Simply Signature             Chase           735,000.00  3/31/2006  N         1
1756031605     480,000.00    478,250.13  Purchase  Simply Signature             Chase           600,000.00   4/6/2006  N         1
1756034115     430,000.00    428,469.86  C/O Refi  Simply Signature             Chase           615,000.00   4/7/2006  N         1
1760365998     575,000.00    570,862.22  C/O Refi  Full Documentation           Chase           767,000.00 12/14/2005  N         1
1760389227     539,000.00    537,035.03  Purchase  Simply Signature             Chase           775,000.00   4/4/2006  N         1
1760389522     500,000.00    495,940.88  Purchase  No Income Verification       Chase         1,400,000.00 11/30/2005  N         1
1760401606     592,000.00    589,359.41  Purchase  Full Documentation           Chase           785,000.00  3/27/2006  N         1
1760410050     449,700.00    447,227.51  Purchase  Full Documentation           Chase           583,000.00   2/2/2006  N         1
1760413999     725,000.00    721,013.85  Purchase  No Income Verification       Chase         1,140,000.00   3/1/2006  N         1
1760417140     535,000.00    531,558.91  R/T Refi  Full Documentation           Chase           850,000.00  1/12/2006  N         1
1760422377   1,100,000.00  1,092,924.94  Purchase  Full Documentation           Chase         1,650,000.00  1/12/2006  N         1
1760423256     470,000.00    467,477.34  Purchase  Full Documentation           Chase           627,000.00   2/8/2006  N         1
1760435299     540,000.00    540,000.00  Purchase  Simply Signature             Chase           685,000.00   4/6/2006  N         1
1760439314     480,000.00    477,806.72  Purchase  Full Documentation           Chase           600,000.00  3/30/2006  N         1
1760442330     636,000.00    633,736.82  Purchase  Simply Signature             Chase           795,000.00   4/7/2006  N         1
1760443606     650,000.00    647,029.91  Purchase  Full Documentation           Chase           830,000.00  3/27/2006  N         1
1760443661     650,000.00    647,029.91  Purchase  Full Documentation           Chase           950,000.00  3/17/2006  N         1
1760446659     595,050.00    592,880.68  Purchase  Simply Signature             Chase           745,000.00  4/11/2006  N         1
1760446750     576,000.00    573,900.13  R/T Refi  Simply Signature             Chase           720,000.00  4/10/2006  N         1
1760447549     663,750.00    649,590.40  Purchase  Simply Signature             Chase           885,000.00  3/30/2006  N         1
1760449158     527,000.00    525,078.79  Purchase  Simply Signature             Chase           670,000.00   4/7/2006  N         1
1760450292     637,500.00    634,587.04  C/O Refi  Full Documentation           Chase           850,000.00  3/20/2006  N         1
1760452673     468,800.00    467,090.95  Purchase  Full Documentation           Chase           600,000.00  4/13/2006  N         1
1760461620     560,000.00    557,958.45  Purchase  Simply Signature             Chase           710,000.00  4/11/2006  N         1
1760463658     600,000.00    597,812.67  R/T Refi  Full Documentation           Chase           775,000.00   4/3/2006  N         1
1760470314     590,000.00    587,849.09  C/O Refi  Simply Signature             Chase           825,000.00  4/10/2006  N         1
1761530580     675,000.00    670,385.71  R/T Refi  Full Documentation           Chase           920,000.00  3/23/2006  N         1
1781249780     516,000.00    415,900.00  Purchase  Simply Signature             Chase           645,000.00  3/31/2006  N         1
1813278528     548,000.00    546,002.25  Purchase  Simply Signature             Chase           685,000.00  4/13/2006  N         1
1817452922     724,000.00    724,000.00  Purchase  Full Documentation           Chase           960,000.00  3/30/2006  N         1
1820235740     500,000.00    498,177.22  C/O Refi  Simply Signature             Chase           950,000.00   4/5/2006  N         1
1821289938     460,000.00    458,363.11  C/O Refi  Simply Signature             Chase           575,000.00   4/7/2006  N         1
1826378853     560,000.00    555,560.93  C/O Refi  Full Documentation           Chase           900,000.00  3/20/2006  N         1
1826410821     645,500.00    643,146.80  C/O Refi  Simply Signature             Chase           945,000.00  3/30/2006  N         1
1826412907     500,000.00    496,974.33  C/O Refi  Simply Signature             Chase           732,000.00   4/5/2006  N         1
1835127504     531,800.00    529,861.29  R/T Refi  Full Documentation           Chase         1,200,000.00  4/11/2006  N         1
1837019794     519,580.00    517,262.47  Purchase  Simply Signature             Chase           650,000.00  3/30/2006  N         1
1844412512     492,000.00    485,725.42  R/T Refi  Full Documentation           Chase           615,000.00   1/5/2006  N         1
1844432123     468,000.00    465,616.95  Purchase  Simply Signature             Chase           585,000.00  3/31/2006  N         1
1844443571     576,000.00    573,368.04  Purchase  Full Documentation           Chase           720,000.00  3/28/2006  N         1
1844467059     583,900.00    581,295.56  Purchase  Full Documentation           Chase           729,900.00  3/17/2006  N         1
1845575352     592,500.00    589,857.25  C/O Refi  Full Documentation           Chase           750,000.00  3/24/2006  N         1
1846399947     512,000.00    509,660.51  Purchase  Full Documentation           Chase           645,000.00  3/10/2006  N         1
1846415023     750,000.00    746,573.03  Purchase  Simply Signature             Chase         1,000,000.00  3/23/2006  N         1
1846423032     596,000.00    593,341.59  R/T Refi  Simply Signature             Chase           750,000.00  3/22/2006  N         1
1846424090     460,000.00    455,495.90  Purchase  Simply Signature             Chase           575,000.00  3/17/2006  N         1
202981064      640,000.00    637,075.62  Purchase  FAD(Full or Alt or AUS)      SunTrust        800,000.00  3/30/2006  N         1
203299714      484,800.00    482,637.61  C/O Refi  PS(1 paystub & verbal VOE)   SunTrust        900,000.00  3/31/2006  N         1
144748845      508,900.00    507,044.76  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        727,000.00   4/6/2006  N         1
203283874      567,000.00    564,470.93  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,499,000.00  3/29/2006  N         1
203139670      524,800.00    521,983.27  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        800,000.00  2/23/2006  N         1
 35062777      560,000.00    557,318.93  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00  3/31/2006  N         1
144579612      575,000.00    572,372.61  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        832,000.00  3/22/2006  N         1
144607710    1,000,000.00  1,000,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,625,000.00  3/17/2006  N         1
203224548      519,000.00    515,131.79  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,100,000.00  3/29/2006  N         1
203273701      868,000.00    864,033.81  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,150,000.00  3/30/2006  N         1
203127410      528,900.00    517,407.71  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        863,000.00  3/31/2006  N         1
134426444      450,000.00    447,208.06  Purchase  FAD(Full or Alt or AUS)      SunTrust        825,000.00  2/28/2006  N         1
203094503      544,000.00    544,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        682,000.00  3/15/2006  N         1
144380383      645,000.00    641,958.88  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00  3/22/2006  N         1
203254339      443,000.00    442,885.89  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        560,000.00   4/5/2006  N         1
203185269      600,000.00    591,520.85  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        750,000.00  3/27/2006  N         1
203266051      480,000.00    477,806.72  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        850,000.00  3/22/2006  N         1
144716305      500,000.00    498,220.76  Purchase  FAD(Full or Alt or AUS)      SunTrust        660,000.00  4/10/2006  N         1
144643020      600,000.00    599,999.04  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        750,000.00  3/27/2006  N         1
203073614      608,000.00    605,221.88  Purchase  FAD(Full or Alt or AUS)      SunTrust        760,000.00  3/27/2006  N         1
144746088      547,000.00    547,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        740,000.00  3/21/2006  N         1
203241922      675,000.00    675,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00  3/29/2006  N         1
144775848      570,200.00    570,200.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        789,000.00  3/31/2006  N         1
203161823      565,600.00    565,600.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        707,000.00   3/8/2006  N         1
203211115      501,000.00    498,710.74  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        805,000.00  3/27/2006  N         1
203049374      427,000.00    426,858.99  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        875,000.00  3/13/2006  N         1
203229075      720,000.00    716,710.10  Purchase  FAD(Full or Alt or AUS)      SunTrust        920,000.00  3/15/2006  N         1
144118031      760,000.00    760,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,000,000.00  3/30/2006  N         1
144670098      475,900.00    475,900.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        595,000.00   3/2/2006  N         1
144736774      500,000.00    497,554.57  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        680,000.00  3/21/2006  N         1
144378429      650,000.00    650,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        998,000.00   4/5/2006  N         1
203147749      750,000.00    745,397.84  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,185,000.00   3/1/2006  N         1
144381381      697,600.00    697,600.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        872,000.00  3/30/2006  N         1
144632767      573,000.00    569,549.24  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,180,000.00   4/4/2006  N         1
 35668714      763,000.00    758,413.06  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,900,000.00  3/28/2006  N         1
 33485996    1,000,000.00    995,441.55  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,600,000.00  4/10/2006  N         1
144420585      536,000.00    535,708.42  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        875,000.00  3/28/2006  N         1
203350988      765,425.00    762,634.60  Purchase  FAD(Full or Alt or AUS)      SunTrust        970,000.00   4/6/2006  N         1
203003660      735,000.00    735,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,050,000.00   3/3/2006  N         1
203231675      536,000.00    536,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        670,000.00  3/30/2006  N         1
203223763      480,200.00    479,700.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        697,000.00  3/27/2006  N         1
144373313      574,400.00    574,300.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        718,000.00  3/29/2006  N         1
144712759      430,000.00    428,082.03  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        545,000.00  3/24/2006  N         1
203117460      520,000.00    519,999.23  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        940,000.00   3/2/2006  N         1
203234521      500,000.00    497,715.35  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,060,000.00   3/8/2006  N         1
203123930      422,000.00    420,117.74  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        580,000.00   3/3/2006  N         1
203258785      973,700.00    970,167.89  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,400,000.00  3/29/2006  N         1
203269220      420,800.00    420,800.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        535,000.00  3/23/2006  N         1
203264049      536,000.00    533,550.83  Purchase  FAD(Full or Alt or AUS)      SunTrust        670,000.00  3/31/2006  N         1
203144027      744,000.00    743,996.23  Purchase  FAD(Full or Alt or AUS)      SunTrust        930,000.00  3/30/2006  N         1
144746401      800,000.00    800,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,070,000.00  3/28/2006  N         1
203293113      936,000.00    936,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,172,000.00   4/6/2006  N         1
144371135      640,000.00    640,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        800,000.00   3/7/2006  N         1
203137906      675,900.00    675,899.98  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        855,000.00  3/27/2006  N         1
144711702      483,750.00    480,785.42  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        645,000.00  3/27/2006  N         1
144774254      528,500.00    528,500.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        880,000.00   4/4/2006  N         1
203249008      650,000.00    553,895.28  Purchase  FAD(Full or Alt or AUS)      SunTrust        900,000.00  4/11/2006  N         1
203238134      484,000.00    481,632.16  Purchase  FAD(Full or Alt or AUS)      SunTrust        605,000.00  3/30/2006  N         1
203243878      470,000.00    467,852.42  Purchase  FAD(Full or Alt or AUS)      SunTrust        641,000.00   4/4/2006  N         1
 32434045      531,000.00    528,573.71  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        841,000.00  3/28/2006  N         1
203268594      650,000.00    650,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,000,000.00  3/27/2006  N         1
 36901296      481,000.00    481,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        770,000.00  3/24/2006  N         1
 37494168      875,000.00    870,355.69  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      2,500,000.00  3/31/2006  N         1
203091087      540,000.00    539,350.00  Purchase  NIV                          SunTrust      1,050,000.00  3/17/2006  N         1
 36484087      515,000.00    513,710.94  Purchase  NIV                          SunTrust        900,000.00   3/6/2006  N         1
203305198      470,000.00    469,891.37  C/O Refi  NIV                          SunTrust        752,000.00  3/23/2006  N         1
144736386      750,000.00    746,654.68  R/T Refi  NIV                          SunTrust      1,500,000.00  3/22/2006  N         1
144935277    1,000,000.00  1,000,000.00  R/T Refi  NIV                          SunTrust      3,750,000.00   4/6/2006  N         1
144668670      630,000.00    630,000.00  C/O Refi  NIV                          SunTrust        840,000.00  2/28/2006  N         1
144639457      546,000.00    545,986.58  C/O Refi  NIV                          SunTrust        780,000.00  3/10/2006  N         1
203378997      560,000.00    560,000.00  R/T Refi  NIV                          SunTrust      1,290,000.00  3/24/2006  N         1
203241674      750,000.00    746,654.68  Purchase  NIV                          SunTrust      1,395,000.00  3/20/2006  N         1
203145156    1,000,000.00    999,836.34  Purchase  NIV                          SunTrust      1,320,000.00  3/22/2006  N         1
144380615      975,000.00    975,000.00  C/O Refi  NIV                          SunTrust      1,500,000.00  3/28/2006  N         1
144746344      595,000.00    595,000.00  C/O Refi  NIV                          SunTrust        900,000.00  3/27/2006  N         1
 35979236      989,700.00    989,700.00  Purchase  NIV                          SunTrust      1,330,000.00  3/24/2006  N         1
203206651      650,000.00    646,876.63  Purchase  NIV                          SunTrust        990,000.00  3/31/2006  N         1
144294519      750,000.00    748,594.66  C/O Refi  NIV                          SunTrust      1,150,000.00   1/3/2006  N         1
144745528      786,000.00    782,408.50  R/T Refi  NIV                          SunTrust      1,200,000.00  3/31/2006  N         1
144554300      957,000.00    956,916.27  R/T Refi  NIV                          SunTrust      1,850,000.00   3/8/2006  N         1
203123682      500,000.00    499,864.58  Purchase  NIV                          SunTrust        720,000.00   3/9/2006  N         1
144671930      987,000.00    507,930.46  Purchase  NIV                          SunTrust      1,410,000.00  3/28/2006  N         1
203167176      637,000.00    637,000.00  C/O Refi  NIV                          SunTrust        910,000.00   3/8/2006  N         1
144607603      416,500.00    416,387.20  Purchase  NIV                          SunTrust        735,000.00   3/3/2006  N         1
203221700      527,500.00    527,390.00  Purchase  NIV                          SunTrust        705,000.00  3/10/2006  N         1
144749512      483,950.00    483,950.00  R/T Refi  NIV                          SunTrust        650,000.00  3/20/2006  N         1
203061031      505,400.00    505,400.00  C/O Refi  NIV                          SunTrust        722,000.00  2/28/2006  N         1
203201322      480,000.00    477,806.72  Purchase  NIV                          SunTrust        685,000.00  3/17/2006  N         1
144099744      481,000.00    381,000.00  Purchase  NIV                          SunTrust        620,000.00  2/28/2006  N         1
203142484      840,000.00    839,715.26  C/O Refi  NIV                          SunTrust      1,200,000.00  3/17/2006  N         1
144860202      711,000.00    707,751.20  C/O Refi  NIV                          SunTrust      1,075,000.00  3/28/2006  N         1
144936259      500,000.00    496,480.29  C/O Refi  PS+(PS + W-2 or 1040)        SunTrust        660,000.00   4/6/2006  N         1
203196324      457,100.00    455,011.34  Purchase  PS+(PS + W-2 or 1040)        SunTrust        622,000.00  3/28/2006  N         1
203198189      626,400.00    623,606.02  C/O Refi  PS+(PS + W-2 or 1040)        SunTrust        783,000.00  3/20/2006  N         1
144545670    1,270,000.00  1,264,335.34  C/O Refi  NIV                          SunTrust      2,110,000.00  3/10/2006  N         1
144573102    1,150,000.00  1,144,745.27  R/T Refi  NIV                          SunTrust      2,150,000.00   3/7/2006  N         1
144745577      480,000.00    480,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        700,000.00  3/15/2006  N         1
203128095      580,000.00    576,442.99  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,100,000.00   3/8/2006  N         1
203127600      450,000.00    448,803.87  Purchase  FAD(Full or Alt or AUS)      SunTrust        702,000.00   3/7/2006  N         1
 31734759      767,000.00    767,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,350,000.00   3/6/2006  N         1
 36254654      450,000.00    450,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        596,000.00   2/7/2006  N         1
144586971      525,000.00    525,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        750,000.00  3/10/2006  N         1
144737772      483,000.00    482,932.94  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        810,000.00  3/16/2006  N         1
144612512      650,000.00    650,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        950,000.00  3/14/2006  N         1
144602224      576,000.00    576,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        725,000.00   3/8/2006  N         1
144608908      560,000.00    559,856.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        750,000.00   3/8/2006  N         1
144607694      464,000.00    464,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        680,000.00   3/2/2006  N         1
203065693      672,000.00    672,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,055,000.00   3/6/2006  N         1
203114509      476,000.00    476,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        595,000.00   3/7/2006  N         1
203203088    1,400,000.00  1,400,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      2,175,000.00  3/15/2006  N         1
203198874      632,000.00    632,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        790,000.00  3/22/2006  N         1
144264165      670,000.00    670,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        840,000.00   3/2/2006  N         1
 31612781      600,000.00    600,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        806,500.00  4/14/2006  N         1
 34398206      880,000.00    874,979.96  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,150,000.00  4/20/2006  N         1
 34569731      541,000.00    541,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,000,000.00  4/17/2006  N         1
 35230473      631,000.00    628,699.67  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,180,000.00  4/10/2006  N         1
 35982412      750,000.00    749,924.80  Purchase  FAD(Full or Alt or AUS)      SunTrust        950,000.00  4/24/2006  N         1
 36337772      459,000.00    459,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        606,000.00  2/28/2006  N         1
 36615664      800,000.00    797,083.59  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,550,000.00  4/19/2006  N         1
 36835189    1,000,000.00  1,000,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,380,000.00  4/13/2006  N         1
 36857464      496,000.00    494,069.98  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        620,000.00  4/24/2006  N         1
 36915361      547,000.00    545,053.54  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        950,000.00  4/21/2006  N         1
 37105293      490,000.00    490,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        700,000.00  4/14/2006  N         1
143272755      415,200.00    412,763.90  Purchase  FAD(Full or Alt or AUS)      SunTrust        519,000.00  4/14/2006  N         1
143909257      499,400.00    497,579.41  Purchase  FAD(Full or Alt or AUS)      SunTrust        630,000.00  4/26/2006  N         1
143909331      606,500.00    602,932.75  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00   4/4/2006  N         1
144090727    1,000,000.00    999,729.17  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,460,000.00   5/4/2006  N         1
144106150      559,000.00    556,961.38  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,100,000.00  4/17/2006  N         1
144111507      496,850.00    494,633.85  Purchase  FAD(Full or Alt or AUS)      SunTrust        630,000.00  3/23/2006  N         1
144116860      488,000.00    485,823.34  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        610,000.00  3/27/2006  N         1
144393246      567,200.00    565,181.63  Purchase  FAD(Full or Alt or AUS)      SunTrust        715,000.00  4/20/2006  N         1
144554607      900,000.00    896,797.41  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,300,000.00  4/26/2006  N         1
144554631      552,900.00    551,363.03  Purchase  PS(1 paystub & verbal VOE)   SunTrust        749,900.00  4/24/2006  N         1
144635638      543,500.00    543,500.00  C/O Refi  NIV                          SunTrust        760,000.00  4/17/2006  N         1
144636503      431,000.00    428,605.44  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        570,000.00  3/31/2006  N         1
144672607    1,000,000.00    999,727.70  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,500,000.00  4/10/2006  N         1
144672623      645,000.00    641,593.79  Purchase  NIV                          SunTrust        860,000.00  4/10/2006  N         1
144767118      566,700.00    564,336.51  R/T Refi  NIV                          SunTrust        815,000.00  4/13/2006  N         1
144767597      580,000.00    577,885.57  Purchase  FAD(Full or Alt or AUS)      SunTrust        725,000.00   4/7/2006  N         1
144767951      515,000.00    513,167.37  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        705,000.00  4/11/2006  N         1
144768041      431,250.00    429,613.72  C/O Refi  NIV                          SunTrust        575,000.00  4/11/2006  N         1
144768181      820,000.00    319,327.92  Purchase  NIV                          SunTrust      1,320,000.00  4/12/2006  N         1
144774189      554,500.00    552,478.54  R/T Refi  NIV                          SunTrust      1,000,000.00  4/19/2006  N         1
144774338      500,000.00    497,569.06  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        700,000.00  4/19/2006  N         1
144860905      525,200.00    523,220.28  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        725,000.00  4/11/2006  N         1
144864337      427,000.00    425,443.32  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        670,000.00  4/18/2006  N         1
144942380      644,000.00    641,652.26  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        805,000.00  4/12/2006  N         1
144956034      770,000.00    770,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,150,000.00  4/27/2006  N         1
144958352      885,000.00    881,850.75  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,225,000.00  4/25/2006  N         1
144959020      637,500.00    635,231.46  C/O Refi  NIV                          SunTrust        850,000.00  4/20/2006  N         1
144959657      968,000.00    865,679.26  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,310,000.00  4/24/2006  N         1
144961794      676,200.00    673,793.75  Purchase  FAD(Full or Alt or AUS)      SunTrust        990,000.00  4/24/2006  N         1
144966009      478,400.00    476,655.95  Purchase  FAD(Full or Alt or AUS)      SunTrust        625,000.00  4/19/2006  N         1
144970159      620,000.00    617,793.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        800,000.00  4/19/2006  N         1
202977922      606,000.00    603,230.96  Purchase  PS+(PS + W-2 or 1040)        SunTrust        759,000.00  3/24/2006  N         1
203060538      508,000.00    505,678.78  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        635,000.00  3/23/2006  N         1
203074711      780,000.00    779,687.61  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,150,000.00  4/17/2006  N         1
203089537      580,000.00    577,413.01  Purchase  FAD(Full or Alt or AUS)      SunTrust        930,000.00  3/11/2006  N         1
203122049      999,900.00    996,254.83  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,290,000.00  4/12/2006  N         1
203135975      500,000.00    500,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        775,000.00  4/11/2006  N         1
203137476      566,250.00    564,009.83  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        755,000.00  4/15/2006  N         1
203157714      600,000.00    597,864.32  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        750,000.00  4/21/2006  N         1
203169560      440,000.00    440,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        550,000.00   4/6/2006  N         1
203180872      500,000.00    497,674.82  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        975,000.00   3/8/2006  N         1
203208087      467,000.00    464,835.80  Purchase  FAD(Full or Alt or AUS)      SunTrust        585,000.00  3/31/2006  N         1
203209515      650,000.00    650,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        950,000.00  4/10/2006  N         1
203216387      460,000.00    460,000.00  Purchase  PS(1 paystub & verbal VOE)   SunTrust        575,000.00   4/3/2006  N         1
203217435    1,000,000.00  1,000,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,280,000.00  3/31/2006  N         1
203231899      535,200.00    533,248.90  Purchase  FAD(Full or Alt or AUS)      SunTrust        678,000.00  4/28/2006  N         1
203233275      584,430.00    584,430.00  Purchase  NIV                          SunTrust        834,900.00   5/1/2006  N         1
203244330      729,353.00    726,422.17  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        975,000.00   4/7/2006  N         1
203245253      540,000.00    537,532.57  Purchase  FAD(Full or Alt or AUS)      SunTrust        675,000.00  3/23/2006  N         1
203247531      809,750.00    806,798.03  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,040,000.00   4/4/2006  N         1
203247671      690,000.00    690,000.00  R/T Refi  NIV                          SunTrust      1,200,000.00   4/3/2006  N         1
203251475      450,000.00    448,500.00  Purchase  NIV                          SunTrust      1,350,000.00   4/1/2006  N         1
203255914      536,000.00    530,226.18  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        810,500.00  4/13/2006  N         1
203261755      430,500.00    428,930.58  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        650,000.00  4/12/2006  N         1
203264239      600,000.00    600,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,200,000.00   4/6/2006  N         1
203266424      476,800.00    474,673.32  Purchase  FAD(Full or Alt or AUS)      SunTrust        600,000.00  3/21/2006  N         1
203266655      630,000.00    627,758.18  Purchase  FAD(Full or Alt or AUS)      SunTrust        787,500.00  4/14/2006  N         1
203272414      472,000.00    470,320.40  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        590,000.00  4/14/2006  N         1
203274907      641,000.00    637,713.48  C/O Refi  NIV                          SunTrust      1,049,000.00   4/7/2006  N         1
203276050      705,000.00    705,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,140,000.00  4/10/2006  N         1
203279336      430,000.00    427,881.49  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        585,000.00  3/27/2006  N         1
203284302      700,000.00    697,206.57  R/T Refi  NIV                          SunTrust      1,400,000.00   4/4/2006  N         1
203284591      484,000.00    482,235.56  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        830,000.00  4/10/2006  N         1
203291257      844,000.00    844,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,055,000.00  4/12/2006  N         1
203291885      488,000.00    488,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        610,000.00  3/27/2006  N         1
203296389      487,500.00    486,253.19  C/O Refi  NIV                          SunTrust        875,000.00   4/5/2006  N         1
203299441      546,400.00    546,400.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        781,000.00  4/13/2006  N         1
203299862      470,800.00    468,700.08  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        588,500.00  3/31/2006  N         1
203300066      650,000.00    647,630.36  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        825,000.00  4/12/2006  N         1
203301353      800,000.00    797,083.59  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,645,000.00  4/14/2006  N         1
203303250      904,000.00    904,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,375,000.00  4/19/2006  N         1
203303995      780,000.00    780,000.00  R/T Refi  NIV                          SunTrust      2,300,000.00  4/17/2006  N         1
203305651      476,000.00    475,969.84  Purchase  FAD(Full or Alt or AUS)      SunTrust        600,000.00  4/25/2006  N         1
203307822      760,000.00    757,229.38  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,050,000.00  4/14/2006  N         1
203308507      529,200.00    527,270.75  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        756,000.00  4/27/2006  N         1
203310362      453,000.00    451,327.06  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        600,000.00   4/5/2006  N         1
203316658      432,000.00    430,001.74  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        540,000.00  4/13/2006  N         1
203326038      592,000.00    590,780.79  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        740,000.00  4/24/2006  N         1
203327937      465,000.00    463,120.18  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        605,000.00  4/24/2006  N         1
203328661      880,000.00    880,000.00  R/T Refi  NIV                          SunTrust      1,550,000.00  4/13/2006  N         1
203335070      540,000.00    535,514.04  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        850,000.00  4/13/2006  N         1
203336219      487,500.00    487,449.80  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        650,000.00  4/10/2006  N         1
203337514      500,000.00    500,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        950,000.00  4/11/2006  N         1
203339205      840,000.00    836,235.81  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,200,000.00  4/21/2006  N         1
203343314      502,000.00    499,706.17  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        750,000.00  3/27/2006  N         1
203344783      812,000.00    809,838.87  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,275,000.00  4/10/2006  N         1
203346515      630,000.00    630,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        840,000.00  4/18/2006  N         1
203347331      670,000.00    667,115.81  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,125,000.00  4/12/2006  N         1
203349956      559,900.00    557,907.59  Purchase  FAD(Full or Alt or AUS)      SunTrust        820,000.00  4/28/2006  N         1
203350574      987,000.00    987,000.00  Purchase  NIV                          SunTrust      1,410,000.00  4/21/2006  N         1
203354857      483,750.00    482,028.63  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        670,000.00  4/18/2006  N         1
203358098      450,000.00    448,359.49  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        600,000.00  4/25/2006  N         1
203358411      469,600.00    469,600.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        593,500.00  4/28/2006  N         1
203358445      535,000.00    535,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        725,000.00  4/13/2006  N         1
203362496    1,000,000.00  1,000,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,375,000.00   4/4/2006  N         1
203366331      581,000.00    581,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        830,000.00  4/17/2006  N         1
203369467      465,000.00    465,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        740,000.00   4/3/2006  N         1
203370069      620,000.00    620,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        865,000.00  4/26/2006  N         1
203388806      543,000.00    541,080.00  Purchase  PS(1 paystub & verbal VOE)   SunTrust        890,000.00  4/14/2006  N         1
203390836      507,960.00    506,108.22  Purchase  FAD(Full or Alt or AUS)      SunTrust        640,000.00  4/28/2006  N         1
203393095      535,000.00    533,782.07  C/O Refi  NIV                          SunTrust        820,000.00  4/12/2006  N         1
203394135      780,000.00    276,561.60  Purchase  FAD(Full or Alt or AUS)      SunTrust        975,000.00  4/21/2006  N         1
203399985      550,000.00    549,999.94  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,420,000.00  4/20/2006  N         1
203403225    1,000,000.00    999,920.39  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,625,000.00  4/27/2006  N         1
203403886      769,600.00    767,588.96  Purchase  FAD(Full or Alt or AUS)      SunTrust        962,000.00  4/12/2006  N         1
203405303      600,000.00    600,000.00  Purchase  NIV                          SunTrust        850,000.00  4/21/2006  N         1
203408141      515,000.00    512,968.82  Purchase  FAD(Full or Alt or AUS)      SunTrust        721,000.00  4/28/2006  N         1
203409032      525,000.00    522,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        675,000.00   5/1/2006  N         1
203419965      500,000.00    500,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        640,000.00  4/12/2006  N         1
203426218      520,000.00    518,118.17  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        751,000.00   4/4/2006  N         1
203445671      439,000.00    437,399.61  Purchase  PS+(PS + W-2 or 1040)        SunTrust        739,000.00  4/27/2006  N         1
203453477      999,999.00    999,999.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,250,000.00  4/21/2006  N         1
203474531      540,000.00    538,562.80  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        675,000.00  4/27/2006  N         1
203352976      465,400.00    464,130.99  Purchase  FAD(Full or Alt or AUS)      SunTrust        550,000.00  5/12/2006  N         1
 31052731      900,000.00    896,590.94  Purchase  NIV                          SunTrust      1,300,000.00   5/8/2006  N         1
143269587      456,000.00    454,206.25  Purchase  FAD(Full or Alt or AUS)      SunTrust        580,000.00  4/26/2006  N         1
203517586      464,237.00    463,001.41  Purchase  FAD(Full or Alt or AUS)      SunTrust        650,000.00  5/16/2006  N         1
144126067      900,000.00    900,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      3,500,000.00  5/11/2006  N         1
203424817      484,000.00    482,709.15  Purchase  FAD(Full or Alt or AUS)      SunTrust        605,000.00  5/26/2006  N         1
203406251      681,600.00    679,785.94  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        852,000.00   5/2/2006  N         1
203408539      465,700.00    464,042.82  Purchase  FAD(Full or Alt or AUS)      SunTrust        620,000.00  4/27/2006  N         1
203241252      520,000.00    520,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,330,000.00   4/4/2006  N         1
144978194      450,000.00    448,772.95  Purchase  FAD(Full or Alt or AUS)      SunTrust        712,500.00  5/18/2006  N         1
203456223      550,000.00    548,500.27  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00  5/24/2006  N         1
144831708      521,500.00    520,112.01  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        745,000.00   5/5/2006  N         1
203430434      625,000.00    625,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        925,000.00  5/31/2006  N         1
 36979664      533,000.00    531,581.43  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        855,000.00  5/12/2006  N         1
203444864      635,000.00    631,483.52  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,080,000.00  5/22/2006  N         1
203410915      861,250.00    858,110.26  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,325,000.00  4/26/2006  N         1
144121472      473,000.00    471,741.09  Purchase  FAD(Full or Alt or AUS)      SunTrust        678,000.00   5/2/2006  N         1
203389614      510,000.00    510,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust        775,000.00   5/3/2006  N         1
203384631      488,000.00    485,920.98  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        610,000.00  4/19/2006  N         1
203184981      750,000.00    747,954.94  Purchase  FAD(Full or Alt or AUS)      SunTrust      3,900,000.00  5/15/2006  N         1
203449111      704,000.00    702,126.33  Purchase  FAD(Full or Alt or AUS)      SunTrust        880,000.00  5/31/2006  N         1
144125465      756,000.00    756,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        945,000.00  5/19/2006  N         1
203379110      550,000.00    549,748.20  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,000,000.00  5/11/2006  N         1
203536735      636,000.00    633,681.45  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        795,000.00  4/27/2006  N         1
203478409      825,000.00    825,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,350,000.00   5/8/2006  N         1
203447669      450,000.00    448,772.95  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00  5/10/2006  N         1
203575287      472,000.00    470,743.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        595,000.00  5/17/2006  N         1
203425392    1,000,000.00    997,273.22  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,900,000.00   5/8/2006  N         1
203492574      504,000.00    502,658.62  Purchase  FAD(Full or Alt or AUS)      SunTrust        634,000.00  5/31/2006  N         1
203524145      512,000.00    510,637.30  Purchase  FAD(Full or Alt or AUS)      SunTrust        660,000.00  5/15/2006  N         1
 37007275      660,000.00    657,593.94  Purchase  FAD(Full or Alt or AUS)      SunTrust        840,000.00  4/28/2006  N         1
203483276      600,000.00    600,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        755,000.00  5/10/2006  N         1
203293220      650,000.00    648,227.61  Purchase  FAD(Full or Alt or AUS)      SunTrust      1,000,000.00  5/15/2006  N         1
145172235      464,000.00    461,505.96  Purchase  FAD(Full or Alt or AUS)      SunTrust        580,000.00  5/22/2006  N         1
144985132      610,000.00    608,336.67  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,506,000.00  5/22/2006  N         1
203434188      562,000.00    561,900.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        925,000.00  5/10/2006  N         1
203490925      455,000.00    453,789.04  Purchase  FAD(Full or Alt or AUS)      SunTrust        735,000.00  5/31/2006  N         1
203380464      556,000.00    554,483.92  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        695,000.00  5/30/2006  N         1
203482989      480,000.00    478,722.47  Purchase  FAD(Full or Alt or AUS)      SunTrust        710,000.00  5/18/2006  N         1
144939709      423,000.00    421,846.58  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        610,000.00   6/1/2006  N         1
203451893      590,100.00    587,948.75  Purchase  FAD(Full or Alt or AUS)      SunTrust        880,000.00  4/28/2006  N         1
203455654      592,000.00    590,377.11  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        740,000.00  5/18/2006  N         1
203230982      550,000.00    548,536.20  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        900,000.00  5/15/2006  N         1
203448527      650,000.00    648,270.02  Purchase  FAD(Full or Alt or AUS)      SunTrust        840,000.00  5/26/2006  N         1
203560214      580,000.00    578,456.33  R/T Refi  FAD(Full or Alt or AUS)      SunTrust      1,200,000.00  5/30/2006  N         1
203493986      507,500.00    506,141.31  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        650,000.00   5/4/2006  N         1
144996881      425,000.00    423,841.12  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        565,000.00  5/15/2006  N         1
203453766      575,000.00    573,432.09  Purchase  FAD(Full or Alt or AUS)      SunTrust        815,000.00  5/17/2006  N         1
144379344      549,000.00    547,046.40  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        710,000.00   5/3/2006  N         1
144554813      475,000.00    473,704.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        740,000.00  5/25/2006  N         1
144967783      680,000.00    678,190.18  Purchase  FAD(Full or Alt or AUS)      SunTrust        895,000.00  5/17/2006  N         1
203490479      502,600.00    501,229.29  Purchase  FAD(Full or Alt or AUS)      SunTrust        718,000.00  5/17/2006  N         1
203375746      621,600.00    619,945.61  R/T Refi  FAD(Full or Alt or AUS)      SunTrust        828,000.00  5/26/2006  N         1
203441084      596,000.00    593,827.24  Purchase  FAD(Full or Alt or AUS)      SunTrust        760,000.00  4/20/2006  N         1
203220314      800,000.00    797,870.82  Purchase  FAD(Full or Alt or AUS)      SunTrust      2,465,000.00  5/15/2006  N         1
203397963      475,000.00    473,604.80  Purchase  FAD(Full or Alt or AUS)      SunTrust        595,000.00   5/9/2006  N         1
203439393      550,000.00    548,536.20  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        850,000.00  5/17/2006  N         1
203465695      800,000.00    797,818.58  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      1,300,000.00  5/24/2006  N         1
 35596063      485,000.00    483,709.18  C/O Refi  FAD(Full or Alt or AUS)      SunTrust        680,000.00  5/15/2006  N         1
203388327      630,000.00    627,703.31  C/O Refi  FAD(Full or Alt or AUS)      SunTrust      2,800,000.00  4/21/2006  N         1
202958641      650,000.00    648,270.05  Purchase  NIV                          SunTrust      1,300,000.00   5/3/2006  N         1
145166534    1,000,000.00    997,273.22  R/T Refi  NIV                          SunTrust      2,557,000.00  5/26/2006  N         1
203408075      735,000.00    733,043.80  C/O Refi  NIV                          SunTrust      1,320,000.00   5/8/2006  N         1
144992146      560,000.00    558,472.16  C/O Refi  NIV                          SunTrust        805,000.00  5/10/2006  N         1
145002325      610,000.00    610,000.00  R/T Refi  NIV                          SunTrust        900,000.00  5/31/2006  N         1
203480181      837,000.00    834,128.20  R/T Refi  NIV                          SunTrust      2,200,000.00  5/16/2006  N         1
203217633      785,000.00    782,895.75  R/T Refi  NIV                          SunTrust      1,500,000.00   5/5/2006  N         1
145166542      903,000.00    899,540.45  C/O Refi  NIV                          SunTrust      1,290,000.00  5/22/2006  N         1
203416227      650,000.00    647,928.33  C/O Refi  NIV                          SunTrust        965,000.00   5/1/2006  N         1
203491030      573,000.00    571,474.96  C/O Refi  NIV                          SunTrust      1,700,000.00  5/24/2006  N         1
203346432      585,000.00    582,918.31  R/T Refi  NIV                          SunTrust      1,050,000.00  4/20/2006  N         1
203426457      566,400.00    564,892.55  Purchase  PS(1 paystub & verbal VOE)   SunTrust        713,000.00  5/10/2006  N         1
203312814      536,000.00    534,286.43  R/T Refi  PS(1 paystub & verbal VOE)   SunTrust        670,000.00  5/12/2006  N         1
3061704031     783,200.00    780,413.02  Purchase  Full                         WAMU            980,000.00  4/28/2006  N         1
3062117696     743,920.00    741,272.81  Purchase  Low                          WAMU            945,000.00  4/27/2006  N         1
 47468202      618,100.00    615,846.70  C/O Refi  Full                         WAMU            930,000.00  4/27/2006  N         1
 66733437      556,000.00    554,021.49  Purchase  Full                         WAMU            695,000.00   5/4/2006  N         1
3050908965     423,000.00    421,457.93  R/T Refi  Low                          WAMU            590,000.00  4/26/2006  N         1
3060729393     550,000.00    545,535.04  C/O Refi  Streamline                   WAMU            790,000.00  11/9/2005  N         1
3061035808     472,000.00    470,320.40  C/O Refi  Full                         WAMU            590,000.00  4/27/2006  N         1
3061036533     483,000.00    481,266.56  R/T Refi  Low                          WAMU            690,000.00  4/27/2006  N         1
3061038240     519,000.00    517,584.82  C/O Refi  Full                         WAMU            780,000.00   5/8/2006  N         1
3061469239     434,000.00    432,417.81  C/O Refi  Full                         WAMU            795,000.00   5/2/2006  N         1
3061482620     608,000.00    605,783.52  Purchase  Full                         WAMU            775,000.00   5/1/2006  N         1
3061486530     720,000.00    717,437.92  Purchase  Full                         WAMU            900,000.00  4/27/2006  N         1
3061491589     490,000.00    488,213.71  C/O Refi  Full                         WAMU          1,070,000.00  4/25/2006  N         1
3061551135     520,000.00    518,582.10  Purchase  Full                         WAMU            650,000.00   5/5/2006  N         1
3061724443   1,215,000.00  1,210,676.48  R/T Refi  Low                          WAMU          2,625,000.00  4/28/2006  N         1
3061823849     470,000.00    468,327.54  C/O Refi  Low                          WAMU            750,000.00  4/24/2006  N         1
3062197326     625,000.00    623,295.77  R/T Refi  Full                         WAMU          1,300,000.00  5/10/2006  N         1
3062314830   1,900,000.00  1,893,238.96  C/O Refi  Low                          WAMU          3,600,000.00  4/27/2006  N         1
3062389568     671,200.00    668,753.12  Purchase  Low                          WAMU            839,000.00  4/27/2006  N         1
3062389766     599,200.00    495,929.33  Purchase  Streamline                   WAMU            757,000.00  4/27/2006  N         1
3062391937     900,000.00    896,797.41  C/O Refi  Low                          WAMU          1,420,000.00  4/25/2006  N         1
3062392497     547,000.00    545,544.18  C/O Refi  Low                          WAMU            850,000.00  5/10/2006  N         1
3062393651     744,000.00    742,019.88  Purchase  Full                         WAMU            950,000.00  5/15/2006  N         1
3062485648     496,000.00    494,191.81  C/O Refi  Full                         WAMU            620,000.00  4/28/2006  N         1
3062491018     533,200.00    530,771.45  C/O Refi  Full                         WAMU            729,000.00   5/4/2006  N         1
3062499904     471,600.00    469,880.67  Purchase  Low                          WAMU            590,000.00   5/3/2006  N         1
3062506708     464,000.00    462,765.09  R/T Refi  Full                         WAMU            580,000.00  5/10/2006  N         1
3062587450     469,000.00    467,721.15  C/O Refi  Full                         WAMU            670,000.00  5/10/2006  N         1
3062638329     535,000.00    531,938.24  R/T Refi  Low                          WAMU          1,060,000.00   5/2/2006  N         1
3062680602   1,117,000.00  1,113,025.24  R/T Refi  Full                         WAMU          1,636,000.00   5/3/2006  N         1
3062713718     515,000.00    512,654.02  C/O Refi  Full                         WAMU            750,000.00   5/3/2006  N         1
3062713874     554,000.00    551,980.35  R/T Refi  Full                         WAMU            725,000.00   5/4/2006  N         1
3062724871     504,400.00    502,395.86  C/O Refi  Low                          WAMU            776,000.00   5/8/2006  N         1
3062772508     640,000.00    637,485.97  R/T Refi  Full                         WAMU            820,000.00  5/30/2006  N         1
3062803618     460,000.00    458,775.72  R/T Refi  Low                          WAMU            640,000.00   5/8/2006  N         1
3062808948     520,000.00    518,582.10  R/T Refi  Full                         WAMU            650,000.00  5/30/2006  N         1
642576235      490,500.00    488,754.57  C/O Refi  Full                         WAMU            654,000.00  4/19/2006  N         1
3062231307     960,000.00    956,500.29  C/O Refi  Full                         WAMU          1,200,000.00   5/3/2006  N         1
3061874206     514,500.00    512,669.18  C/O Refi  Full                         WAMU            910,000.00  4/28/2006  N         1
3060737727     930,000.00    926,690.65  C/O Refi  Full                         WAMU          1,700,000.00   5/3/2006  N         1
642543755      595,000.00    593,377.59  R/T Refi  Full                         WAMU            745,000.00   5/8/2006  N         1
3062324151     510,000.00    505,868.23  R/T Refi  Full                         WAMU            675,000.00  4/28/2006  N         1
3062345362     490,000.00    488,695.89  Purchase  Full                         WAMU            615,000.00  5/18/2006  N         1
3061963124     461,200.00    457,407.67  C/O Refi  Full                         WAMU            700,000.00  4/24/2006  N         1
3061783647     640,000.00    637,722.60  Purchase  Full                         WAMU            800,000.00  4/27/2006  N         1
642650311      436,000.00    434,410.54  Purchase  Full                         WAMU            556,000.00  4/26/2006  N         1
3062515188     700,000.00    697,587.20  C/O Refi  Full                         WAMU            875,000.00   5/8/2006  N         1
642538292      730,000.00    728,057.13  R/T Refi  Full                         WAMU          1,015,000.00  5/15/2006  N         1
3061727818   1,000,000.00    996,441.55  R/T Refi  Streamline                   WAMU          1,250,000.00  4/24/2006  N         1
3060556242     445,000.00    443,786.61  Purchase  Full                         WAMU            625,000.00  5/12/2006  N         1
3061165324     776,000.00    773,884.02  Purchase  Full                         WAMU            975,000.00   5/2/2006  N         1
3060521576     650,000.00    648,270.05  Purchase  Full                         WAMU            825,000.00   5/8/2006  N         1
3061798017   1,500,000.00  1,494,662.32  C/O Refi  Full                         WAMU          3,000,000.00   5/3/2006  N         1
3061842393     700,000.00    697,509.07  Purchase  Full                         WAMU          1,210,000.00   5/4/2006  N         1
3061858787     535,000.00    533,049.65  R/T Refi  Low                          WAMU            700,000.00  4/28/2006  N         1
3061861054     586,000.00    583,914.76  R/T Refi  Full                         WAMU            810,000.00   5/1/2006  N         1
3061866749     488,000.00    486,669.34  Purchase  Full                         WAMU          1,000,000.00  5/17/2006  N         1
3061877258     624,000.00    621,725.19  Purchase  Full                         WAMU            780,000.00  4/28/2006  N         1
3062342187     692,000.00    689,477.29  Purchase  Full                         WAMU            865,000.00   5/2/2006  N         1
3062343250     427,500.00    426,334.31  Purchase  Full                         WAMU            450,000.00   5/5/2006  N         1
3062463835     574,000.00    571,957.43  R/T Refi  Full                         WAMU            720,000.00  4/28/2006  N         1
642646624      568,000.00    565,929.33  R/T Refi  Full                         WAMU            710,000.00  4/19/2006  N         1
3061723254     550,000.00    547,994.97  Purchase  Streamline                   WAMU            895,000.00  4/26/2006  N         1
3062326859     590,000.00    587,849.13  R/T Refi  Full                         WAMU            743,000.00  4/28/2006  N         1
3062691328     520,000.00    518,616.02  Purchase  Streamline                   WAMU            650,000.00  5/16/2006  N         1
 61134912      565,000.00    562,940.29  C/O Refi  Full                         WAMU            860,000.00  4/26/2006  N         1
3062615673     508,000.00    506,192.31  C/O Refi  Full                         WAMU            635,000.00  4/28/2006  N         1
3061391136     547,000.00    545,053.54  R/T Refi  Full                         WAMU            725,000.00   5/3/2006  N         1
3061725796     624,000.00    622,298.51  Purchase  Full                         WAMU            780,000.00  5/12/2006  N         1
3061917823     800,000.00    797,870.82  C/O Refi  Streamline                   WAMU          1,500,000.00  5/15/2006  N         1
3061918342     704,000.00    702,126.33  Purchase  Full                         WAMU            885,000.00  5/26/2006  N         1
3062463314     648,800.00    646,434.76  Purchase  Full                         WAMU            811,000.00  4/27/2006  N         1
3062463744   1,000,000.00    395,117.45  Purchase  Low                          WAMU          1,315,000.00  5/15/2006  N         1
3062463793     500,000.00    498,177.23  Purchase  Full                         WAMU            625,000.00  4/27/2006  N         1
3062464627     600,000.00    597,812.67  C/O Refi  Full                         WAMU            850,000.00  4/26/2006  N         1
3062466689     620,800.00    619,107.23  Purchase  Full                         WAMU            776,000.00  5/11/2006  N         1
3062582634     444,000.00    442,420.06  R/T Refi  Full                         WAMU            950,000.00  4/19/2006  N         1
642620728      650,000.00    648,270.05  R/T Refi  Full                         WAMU            850,000.00  5/15/2006  N         1
3062629005     500,000.00    498,669.25  C/O Refi  Full                         WAMU            750,000.00  5/22/2006  N         1
3062629336     450,000.00    448,772.95  C/O Refi  Low                          WAMU            770,000.00  5/23/2006  N         1
735865545      862,500.00    859,056.49  C/O Refi  Full                         WAMU          1,150,000.00  4/27/2006  N         1
683022370      825,000.00    819,693.73  R/T Refi  Streamline                   WAMU          1,100,000.00  1/23/2006  N         1
683022586      582,000.00    578,256.63  R/T Refi  Full                         WAMU            735,000.00   2/6/2006  N         1
709301543      750,000.00    745,290.63  R/T Refi  Full                         WAMU          1,125,000.00  1/26/2006  N         1
709961197      975,000.00    968,728.97  C/O Refi  Full                         WAMU          1,300,000.00  1/17/2006  N         1
712602473      447,000.00    444,124.99  C/O Refi  Reduced                      WAMU            600,000.00  1/25/2006  N         1
712998889      450,000.00    447,401.69  R/T Refi  Reduced                      WAMU            620,000.00  2/13/2006  N         1
713647667      440,000.00    437,169.96  C/O Refi  Reduced                      WAMU            800,000.00  1/17/2006  N         1
642305056      441,000.00    438,163.56  C/O Refi  Reduced                      WAMU            630,000.00  1/10/2006  N         1
3060538950     656,250.00    652,029.06  Purchase  Reduced                      WAMU            875,000.00  1/20/2006  N         1
3061065599   1,115,000.00  1,107,998.71  C/O Refi  Full                         WAMU          2,000,000.00  1/30/2006  N         1
3061151951   1,200,000.00    993,000.69  Purchase  Streamline                   WAMU          2,800,000.00  2/13/2006  N         1
3061316075   1,150,000.00  1,142,778.93  C/O Refi  Full                         WAMU          2,500,000.00   2/3/2006  N         1
3061338665   1,267,500.00  1,260,697.00  C/O Refi  Reduced                      WAMU          1,950,000.00  2/16/2006  N         1
 39488747      420,000.00    416,875.31  R/T Refi  Asset Only                   Wells Fargo     560,000.00   4/3/2006  N         1
 54747175      524,036.00    521,641.54  Purchase  Asset Only                   Wells Fargo     715,000.00  3/17/2006  N         1
 62054978      900,000.00    899,924.59  Purchase  Full                         Wells Fargo   1,125,000.00   4/4/2006  N         1
 63010367      427,500.00    116,070.26  Purchase  Asset Only                   Wells Fargo     580,000.00  3/16/2006  N         1
 63285795      520,000.00    519,999.51  C/O Refi  Asset Only                   Wells Fargo     650,000.00  3/23/2006  N         1
 63339626      517,500.00    515,135.40  Purchase  Asset Only                   Wells Fargo     690,000.00  3/24/2006  N         1
 63374383    1,000,000.00  1,000,000.00  Purchase  Full                         Wells Fargo   2,750,000.00  3/22/2006  N         1
 63432785      435,000.00    433,012.34  R/T Refi  Full                         Wells Fargo     615,000.00  3/17/2006  N         1
 63477251    1,300,000.00  1,294,059.94  R/T Refi  Full                         Wells Fargo   1,865,000.00  3/14/2006  N         1
 63515225      525,000.00    525,000.00  Purchase  Asset Only                   Wells Fargo     657,000.00  4/10/2006  N         1
 63562078      562,400.00    559,830.23  Purchase  Full                         Wells Fargo     710,000.00  3/24/2006  N         1
 63657092    1,000,000.00  1,000,000.00  C/O Refi  Full                         Wells Fargo   1,300,000.00  3/21/2006  N         1
 63739486      820,000.00    820,000.00  C/O Refi  Asset Only                   Wells Fargo   1,270,000.00  3/24/2006  N         1
 63774244      500,000.00    497,715.35  C/O Refi  Asset Only                   Wells Fargo   1,080,000.00  3/16/2006  N         1
 63853386      495,000.00    373,904.21  Purchase  Asset Only                   Wells Fargo     772,000.00  4/11/2006  N         1
 63942981      420,000.00    418,126.63  C/O Refi  Asset Only                   Wells Fargo     795,000.00  3/24/2006  N         1
 63960587    1,000,000.00    995,212.34  Purchase  Full                         Wells Fargo   1,487,000.00  3/17/2006  N         1
 64115868      428,000.00    330,774.62  Purchase  AUS                          Wells Fargo     554,000.00  3/30/2006  N         1
 64146657      460,000.00    458,323.06  Purchase  AUS                          Wells Fargo     575,000.00  4/10/2006  N         1
 64153984      462,400.00    460,337.52  Purchase  AUS                          Wells Fargo     578,000.00  3/24/2006  N         1
 64164932      439,900.00    438,296.31  Purchase  AUS                          Wells Fargo     639,900.00   4/7/2006  N         1
 64249881      750,000.00    746,654.73  C/O Refi  AUS                          Wells Fargo   1,000,000.00   4/1/2006  N         1
 64302052      122,400.00    121,840.72  Purchase  Asset Only                   Wells Fargo     153,000.00  3/31/2006  N         1
148492994    2,000,000.00  2,000,000.00  C/O Refi  Asset Only                   Wells Fargo   3,200,000.00 11/30/2005  N         1
148572431      714,884.00    714,856.29  Purchase  Full                         Wells Fargo     893,606.00  3/31/2006  N         1
148740822      490,000.00    486,387.41  R/T Refi  Asset Only                   Wells Fargo     650,000.00 12/15/2005  N         1
149857385      440,000.00    437,580.83  Purchase  AUS                          Wells Fargo     585,000.00   2/6/2006  N         1
149942831      263,920.00    263,920.00  Purchase  Full                         Wells Fargo     329,900.00  2/14/2006  N         1
150060838      600,000.00    597,323.76  Purchase  Asset Only                   Wells Fargo     840,000.00  3/23/2006  N         1
150082519      115,836.00    115,070.83  C/O Refi  Asset Only                   Wells Fargo     147,000.00   3/7/2006  N         1
150294593      515,000.00    513,120.21  Purchase  Asset Only                   Wells Fargo     860,000.00   4/4/2006  N         1
150300077      840,000.00    840,000.00  C/O Refi  Full                         Wells Fargo   1,225,000.00   2/8/2006  N         1
150341212      543,200.00    540,717.92  Purchase  Asset Only                   Wells Fargo     680,000.00   3/9/2006  N         1
150372217      500,000.00    497,769.79  Purchase  AUS                          Wells Fargo     625,000.00  3/17/2006  N         1
150490936      552,000.00    549,537.87  C/O Refi  Asset Only                   Wells Fargo   1,095,000.00  3/10/2006  N         1
150518074      457,705.00    456,036.41  Purchase  AUS                          Wells Fargo     600,000.00   4/5/2006  N         1
150525475      476,000.00    473,876.83  Purchase  AUS                          Wells Fargo     595,000.00  3/31/2006  N         1
150528545    1,475,000.00  1,466,600.52  Purchase  Full                         Wells Fargo   2,090,000.00  2/22/2006  N         1
150578854      503,000.00    500,701.59  R/T Refi  AUS                          Wells Fargo     645,000.00   3/8/2006  N         1
150593218      514,000.00    511,707.37  R/T Refi  Asset Only                   Wells Fargo     950,000.00  3/13/2006  N         1
150597326      511,920.00    509,580.84  Purchase  AUS                          Wells Fargo     640,000.00   3/2/2006  N         1
150612794      618,000.00    614,682.97  C/O Refi  AUS                          Wells Fargo     865,000.00  2/23/2006  N         1
150616837      486,820.00    484,143.39  Purchase  AUS                          Wells Fargo     621,000.00  2/23/2006  N         1
150629459    1,500,000.00  1,493,146.01  R/T Refi  Full                         Wells Fargo   1,950,000.00  3/17/2006  N         1
150630283      825,000.00    821,230.28  C/O Refi  Asset Only                   Wells Fargo   1,200,000.00  3/28/2006  N         1
150649903      520,000.00    517,623.94  C/O Refi  AUS                          Wells Fargo     650,000.00   3/2/2006  N         1
150703098      460,800.00    459,564.98  Purchase  AUS                          Wells Fargo     590,000.00  3/13/2006  N         1
150707586      429,600.00    427,683.81  C/O Refi  Asset Only                   Wells Fargo     537,000.00  3/27/2006  N         1
150726909      465,000.00    462,875.25  Purchase  AUS                          Wells Fargo     620,000.00  3/17/2006  N         1
150731875      450,000.00    447,943.79  C/O Refi  AUS                          Wells Fargo     600,000.00  3/10/2006  N         1
150752343      477,600.00    475,417.69  Purchase  AUS                          Wells Fargo     600,000.00   3/8/2006  N         1
150766731      513,750.00    511,402.52  Purchase  AUS                          Wells Fargo     698,000.00   3/1/2006  N         1
150777092      510,872.00    508,537.67  C/O Refi  AUS                          Wells Fargo     725,000.00  3/14/2006  N         1
150782084      626,250.00    623,388.46  Purchase  AUS                          Wells Fargo     835,000.00   3/1/2006  N         1
150816742      625,000.00    622,144.18  R/T Refi  Asset Only                   Wells Fargo     950,000.00   3/6/2006  N         1
150817872      504,800.00    502,548.42  Purchase  Full                         Wells Fargo     631,000.00  3/31/2006  N         1
150832608      454,400.00    452,323.69  Purchase  AUS                          Wells Fargo     568,000.00   3/2/2006  N         1
150880326       93,000.00     92,585.18  Purchase  Full                         Wells Fargo      95,000.00  3/10/2006  N         1
150895027      460,000.00    457,525.93  C/O Refi  AUS                          Wells Fargo     575,000.00  3/17/2006  N         1
150900348      488,000.00    485,823.34  C/O Refi  AUS                          Wells Fargo     610,000.00  3/10/2006  N         1
150908077      475,000.00    472,829.55  C/O Refi  Asset Only                   Wells Fargo     818,000.00  3/17/2006  N         1
150911428      575,000.00    572,435.28  R/T Refi  AUS                          Wells Fargo     805,000.00  3/13/2006  N         1
150930873      492,800.00    490,547.39  Purchase  AUS                          Wells Fargo     622,500.00  3/13/2006  N         1
150938587      825,000.00    825,000.00  C/O Refi  Full                         Wells Fargo   1,250,000.00  3/17/2006  N         1
150965317      840,000.00    836,161.12  R/T Refi  Asset Only                   Wells Fargo   1,200,000.00  3/21/2006  N         1
151004397      740,000.00    736,699.29  C/O Refi  Asset Only                   Wells Fargo   1,500,000.00  3/13/2006  N         1
151006905      500,071.00    497,786.02  C/O Refi  Asset Only                   Wells Fargo   1,100,000.00  3/17/2006  N         1
151010519      700,000.00    696,801.47  C/O Refi  Asset Only                   Wells Fargo   1,175,000.00  3/22/2006  N         1
151025913      500,000.00    497,715.10  C/O Refi  Asset Only                   Wells Fargo     675,000.00  3/20/2006  N         1
151048105      595,000.00    592,025.24  C/O Refi  Asset Only                   Wells Fargo     850,000.00  3/17/2006  N         1
151055514      500,000.00    496,250.63  C/O Refi  AUS                          Wells Fargo     710,000.00   3/6/2006  N         1
151070885      500,000.00    497,715.30  R/T Refi  AUS                          Wells Fargo     625,000.00  3/24/2006  N         1
151092426      479,200.00    477,010.34  Purchase  Asset Only                   Wells Fargo     600,000.00  3/17/2006  N         1
151108388      620,240.00    620,240.00  Purchase  Full                         Wells Fargo     777,000.00  3/31/2006  N         1
151122603      530,950.00    530,950.00  Purchase  AUS                          Wells Fargo     667,000.00   4/6/2006  N         1
151123494      504,800.00    504,800.00  Purchase  Full                         Wells Fargo     785,000.00  3/24/2006  N         1
151129046      541,600.00    531,950.61  R/T Refi  AUS                          Wells Fargo     677,000.00  3/27/2006  N         1
151139177      620,000.00    617,234.58  C/O Refi  Asset Only                   Wells Fargo     800,000.00  3/25/2006  N         1
151157344      450,000.00    445,612.21  C/O Refi  Asset Only                   Wells Fargo     765,000.00  3/18/2006  N         1
151166386    1,000,000.00    995,430.66  R/T Refi  Asset Only                   Wells Fargo   2,900,000.00  3/31/2006  N         1
151171923      460,000.00    456,613.34  R/T Refi  AUS                          Wells Fargo     645,000.00  3/20/2006  N         1
151185451      483,750.00    479,516.24  C/O Refi  AUS                          Wells Fargo     645,000.00  3/27/2006  N         1
151188125      540,000.00    537,893.77  Purchase  AUS                          Wells Fargo     690,000.00  4/10/2006  N         1
151202702      505,000.00    502,529.39  C/O Refi  AUS                          Wells Fargo     708,000.00  3/17/2006  N         1
151202801      587,600.00    584,915.03  C/O Refi  Asset Only                   Wells Fargo   1,100,000.00  3/31/2006  N         1
151203296      513,750.00    511,402.52  Purchase  AUS                          Wells Fargo     685,000.00  3/22/2006  N         1
151207552      421,400.00    419,663.75  Purchase  Asset Only                   Wells Fargo     602,000.00   4/6/2006  N         1
151217031      550,000.00    546,030.09  R/T Refi  AUS                          Wells Fargo     700,000.00  3/23/2006  N         1
151219102      500,000.00    497,715.30  C/O Refi  Asset Only                   Wells Fargo     890,000.00  3/13/2006  N         1
151220761    1,215,500.00  1,211,174.71  Purchase  Asset Only                   Wells Fargo   1,870,000.00  3/31/2006  N         1
151221504      510,000.00    509,999.50  Purchase  AUS                          Wells Fargo     680,000.00   4/5/2006  N         1
151239803      544,000.00    543,998.00  C/O Refi  Full                         Wells Fargo     680,000.00  2/15/2006  N         1
151244787      511,400.00    509,535.65  Purchase  Asset Only                   Wells Fargo     690,000.00   4/4/2006  N         1
151266418      460,000.00    460,000.00  Purchase  AUS                          Wells Fargo     577,000.00  3/27/2006  N         1
151270097      632,000.00    629,181.03  C/O Refi  Asset Only                   Wells Fargo     790,000.00  3/27/2006  N         1
151279197      500,000.00    498,177.19  Purchase  AUS                          Wells Fargo     680,000.00  3/29/2006  N         1
151283504      470,568.00    470,568.00  Purchase  AUS                          Wells Fargo     590,000.00  3/28/2006  N         1
151285004      483,250.00    481,488.29  C/O Refi  AUS                          Wells Fargo     680,000.00   4/6/2006  N         1
151287265      544,000.00    539,237.52  Purchase  AUS                          Wells Fargo     685,000.00  3/31/2006  N         1
151293073      492,000.00    491,458.88  Purchase  AUS                          Wells Fargo     615,000.00  3/20/2006  N         1
151314028      568,000.00    564,792.58  Purchase  AUS                          Wells Fargo     750,000.00  3/17/2006  N         1
151320447      465,000.00    462,873.47  C/O Refi  Asset Only                   Wells Fargo     600,000.00  3/22/2006  N         1
151330834    1,500,000.00  1,500,000.00  Purchase  Full                         Wells Fargo   2,225,000.00   4/7/2006  N         1
151352903      522,400.00    520,623.79  Purchase  AUS                          Wells Fargo     653,000.00  3/24/2006  N         1
151366291      736,000.00    391,125.33  Purchase  Asset Only                   Wells Fargo     920,000.00  3/27/2006  N         1
151370764      430,000.00    430,000.00  C/O Refi  Income Only                  Wells Fargo     650,000.00  3/27/2006  N         1
151382868      510,000.00    507,669.64  C/O Refi  Asset Only                   Wells Fargo     680,000.00  3/27/2006  N         1
151394145      780,000.00    776,435.90  C/O Refi  Asset Only                   Wells Fargo   1,200,000.00  3/29/2006  N         1
151463817      476,000.00    476,000.00  R/T Refi  Full                         Wells Fargo     640,000.00  2/15/2006  N         1
151484821      640,000.00    631,999.32  R/T Refi  Asset Only                   Wells Fargo     800,000.00  3/28/2006  N         1
151492022      490,000.00    488,213.66  Purchase  Asset Only                   Wells Fargo     630,000.00   4/7/2006  N         1
151492394      460,000.00    457,601.78  Purchase  AUS                          Wells Fargo     575,000.00  3/31/2006  N         1
151493244      550,000.00    547,486.86  Purchase  Asset Only                   Wells Fargo     825,000.00  3/30/2006  N         1
151501046      480,000.00    479,425.67  C/O Refi  AUS                          Wells Fargo   1,025,000.00  3/23/2006  N         1
151530177      639,200.00    636,199.70  Purchase  Asset Only                   Wells Fargo     799,000.00  3/28/2006  N         1
151584273      633,750.00    633,750.00  Purchase  Asset Only                   Wells Fargo     897,800.00  4/12/2006  N         1
151687894      450,000.00    447,929.85  C/O Refi  Income Only                  Wells Fargo     670,000.00  3/13/2006  N         1
151767951      547,000.00    547,000.00  Purchase  AUS                          Wells Fargo     749,000.00   4/5/2006  N         1

                                   EXHIBIT D-2
                                  LOAN GROUP 2
                             MORTGAGE LOAN SCHEDULE

                                      D-2-1

  LOANID       OCC         PROPTYPE    OTERM  CORTERM  OLTV     RATE    FPDATE     NDDATE     S_MATDATE      PANDI       PTDATE

1063075528  Primary       PUD           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     2,999.12    8/1/2006
1063075845  Primary       SFR           360      355   75.58    6.75   5/1/2006   10/1/2006    4/1/2036     4,215.89    9/1/2006
1063076848  Primary       SFR           360      356      75     6.5   6/1/2006   10/1/2006    5/1/2036     4,408.05    9/1/2006
1063077272  Primary       SFR           360      356      70   6.625   6/1/2006    9/1/2006    5/1/2036     2,868.60    8/1/2006
1063077727  Primary       SFR           360      356   76.35    6.75   6/1/2006   10/1/2006    5/1/2036     2,847.35    9/1/2006
1064034774  Secondary     PUD           360      356   71.47    6.75   6/1/2006    9/1/2006    5/1/2036     3,972.67    8/1/2006
1079064430  Primary       SFR           360      356   73.53    6.75   6/1/2006   10/1/2006    5/1/2036     2,918.70    9/1/2006
1079069998  Primary       SFR           360      356      80     6.5   6/1/2006   10/1/2006    5/1/2036     3,076.67    9/1/2006
1101768786  Primary       SFR           360      356      80   6.875   6/1/2006    9/1/2006    5/1/2036     3,389.75    8/1/2006
1116186285  Primary       SFR           360      355   71.43     6.5   5/1/2006    9/1/2006    4/1/2036     3,792.41    8/1/2006
1150000619  Primary       SFR           360      353      80     6.5   3/1/2006   10/1/2006    2/1/2036     3,109.77    9/1/2006
1175245456  Secondary     SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     5,967.10    8/1/2006
1175245773  Primary       SFR           360      355      80     6.5   5/1/2006    9/1/2006    4/1/2036     3,691.28    8/1/2006
1182109265  Primary       SFR           360      355   48.74    6.75   5/1/2006    9/1/2006    4/1/2036     3,145.70    8/1/2006
1203248676  Primary       PUD           360      355      80     6.5   5/1/2006   10/1/2006    4/1/2036     3,691.28    9/1/2006
1220033847  Primary       SFR           360      356      80   6.875   6/1/2006    9/1/2006    5/1/2036     4,099.66    8/1/2006
1227081961  Primary       SFR           360      356   69.57     6.5   6/1/2006    9/1/2006    5/1/2036     5,056.54    8/1/2006
1234106950  Primary       SFR           360      356   51.58   6.875   6/1/2006   10/1/2006    5/1/2036     4,066.39    9/1/2006
1237061712  Primary       Condo         360      356   54.88     6.5   6/1/2006    9/1/2006    5/1/2036     2,844.31    8/1/2006
1264050300  Primary       SFR           360      355   63.34   6.625   5/1/2006    9/1/2006    4/1/2036     7,096.57    8/1/2006
1264059225  Primary       SFR           360      355      75     6.5   5/1/2006   10/1/2006    4/1/2036     4,266.46    9/1/2006
1279071053  Primary       SFR           360      355   51.87    6.75   5/1/2006   10/1/2006    4/1/2036     3,145.70    9/1/2006
1301414685  Primary       SFR           360      356      80   6.875   6/1/2006    9/1/2006    5/1/2036     2,759.10    8/1/2006
1391185290  Primary       PUD           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     5,577.94    8/1/2006
1399006318  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     2,677.50    8/1/2006
1521186725  Primary       SFR           360      356      80     6.5   6/1/2006   10/1/2006    5/1/2036     4,040.18    9/1/2006
1522126810  Primary       SFR           360      355   36.04    6.75   5/1/2006    9/1/2006    4/1/2036     3,389.57    8/1/2006
1539776569  Primary       PUD           360      356   76.92   6.625   6/1/2006   10/1/2006    5/1/2036     4,162.03    9/1/2006
1539792124  Primary       PUD           360      355      75   6.875   5/1/2006   10/1/2006    4/1/2036     4,779.16    9/1/2006
1539792554  Primary       SFR           360      355   69.54    6.75   5/1/2006   10/1/2006    4/1/2036     3,403.13    9/1/2006
1539796828  Primary       PUD           360      355    71.4     6.5   5/1/2006   10/1/2006    4/1/2036     2,340.00    9/1/2006
1539805736  Primary       SFR           360      356   71.03   6.625   6/1/2006   10/1/2006    5/1/2036     3,925.11    9/1/2006
1539812390  Primary       SFR           360      356   77.04   6.625   6/1/2006    9/1/2006    5/1/2036     2,870.84    8/1/2006
1574375952  Primary       SFR           360      352      80   6.625   2/1/2006    9/1/2006    1/1/2036     3,995.55    8/1/2006
1574387893  Primary       SFR           360      355   59.48     6.5   5/1/2006   10/1/2006    4/1/2036     3,634.40    9/1/2006
1574422520  Primary       SFR           360      356   67.28     6.5   6/1/2006    9/1/2006    5/1/2036     3,912.51    8/1/2006
1574425336  Primary       PUD           360      356   64.71     6.5   6/1/2006   10/1/2006    5/1/2036     6,952.75    9/1/2006
1574428957  Primary       SFR           360      355   70.88     6.5   5/1/2006    9/1/2006    4/1/2036     3,046.57    8/1/2006
1574431951  Primary       SFR           360      355      80   6.625   5/1/2006    9/1/2006    4/1/2036     3,636.97    8/1/2006
1574437153  Primary       SFR           360      356      80   6.875   6/1/2006   10/1/2006    5/1/2036     2,785.38    9/1/2006
1596756144  Primary       SFR           360      355      80     6.5   5/1/2006   10/1/2006    4/1/2036     3,281.70    9/1/2006
1596757555  Primary       SFR           360      355      80   7.125   5/1/2006    9/1/2006    4/1/2036     2,612.50    8/1/2006
1596759460  Primary       SFR           360      355      75     6.5   5/1/2006    9/1/2006    4/1/2036     5,925.64    8/1/2006
1596762486  Primary       PUD           360      355      80   6.625   5/1/2006    9/1/2006    4/1/2036     2,937.09    8/1/2006
1596763729  Primary       SFR           360      355   78.35   6.875   5/1/2006    9/1/2006    4/1/2036     2,805.09    8/1/2006
1596765815  Primary       SFR           360      356      80     6.5   6/1/2006    9/1/2006    5/1/2036     3,084.50    8/1/2006
1596765848  Primary       Condo         360      355      76   6.625   5/1/2006    9/1/2006    4/1/2036     3,649.78    8/1/2006
1596766192  Primary       SFR           360      355      75   6.875   5/1/2006   10/1/2006    4/1/2036     5,271.86    9/1/2006
1596767413  Primary       SFR           360      355      80     6.5   5/1/2006   10/1/2006    4/1/2036     3,559.81    9/1/2006
1596767752  Primary       SFR           360      356   78.74    6.75   6/1/2006   10/1/2006    5/1/2036     3,243.00    9/1/2006
1596768960  Primary       SFR           360      356   53.19   6.875   6/1/2006   10/1/2006    5/1/2036     4,010.42    9/1/2006
1600193065  Primary       SFR           360      356   69.54   6.625   6/1/2006    9/1/2006    5/1/2036     3,201.55    8/1/2006
1609168941  Primary       SFR           360      355   74.63    6.75   5/1/2006    9/1/2006    4/1/2036     3,242.99    8/1/2006
1614086595  Primary       SFR           360      355    67.3   6.875   5/1/2006    9/1/2006    4/1/2036     3,065.10    8/1/2006
1639218550  Secondary     SFR           360      353      65    6.75   3/1/2006    9/1/2006    2/1/2036     8,010.19    8/1/2006
1645141574  Primary       SFR           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     3,580.26    8/1/2006
1730067403  Primary       PUD           360      356      80    6.75   6/1/2006   10/1/2006    5/1/2036     3,165.16    9/1/2006
1742270550  Primary       SFR           360      355   41.59     6.5   5/1/2006    9/1/2006    4/1/2036     4,468.73    8/1/2006
1742281331  Primary       SFR           360      356   49.88    6.75   6/1/2006   10/1/2006    5/1/2036     4,864.49    9/1/2006
1742282640  Primary       Condo         360      355      80   6.625   5/1/2006   10/1/2006    4/1/2036     3,749.67    9/1/2006
1742285649  Secondary     Condo         360      355   77.38    6.75   5/1/2006    9/1/2006    4/1/2036     4,215.89    8/1/2006
1742288658  Primary       SFR           360      356   77.95    7.25   6/1/2006    9/1/2006    5/1/2036     3,110.73    8/1/2006
1742289537  Primary       SFR           360      355   78.69   7.125   5/1/2006   10/1/2006    4/1/2036     2,850.00    9/1/2006
1742291550  Secondary     Condo         360      355      75   6.875   5/1/2006    9/1/2006    4/1/2036     2,728.52    8/1/2006
1742295530  Primary       PUD           360      356   65.19   6.625   6/1/2006    9/1/2006    5/1/2036     2,817.37    8/1/2006
1742295711  Secondary     Condo         360      355      80   6.625   5/1/2006   10/1/2006    4/1/2036     3,739.42    9/1/2006
1742299268  Primary       SFR           360      355      80   6.875   5/1/2006   10/1/2006    4/1/2036     2,864.21    9/1/2006
1742311986  Primary       SFR           360      356      80   6.875   6/1/2006   11/1/2006    5/1/2036     2,979.17   10/1/2006
1760352599  Primary       SFR           360      351   72.61   6.875   1/1/2006    9/1/2006   12/1/2035     2,837.94    8/1/2006
1760396244  Primary       SFR           360      353   46.88     6.5   3/1/2006    9/1/2006    2/1/2036     4,740.52    8/1/2006
1760420429  Primary       Cooperative   360      354   57.65    6.75   4/1/2006    9/1/2006    3/1/2036     3,178.14    8/1/2006
1760424463  Primary       SFR           360      354      80     6.5   4/1/2006    9/1/2006    3/1/2036     4,057.88    8/1/2006
1760434230  Primary       SFR           360      356      80       7   6/1/2006    9/1/2006    5/1/2036     4,311.17    8/1/2006
1760435925  Primary       SFR           360      355      80   6.625   5/1/2006   10/1/2006    4/1/2036     3,893.10    9/1/2006
1760439008  Secondary     SFR           360      355      65     6.5   5/1/2006   10/1/2006    4/1/2036     5,135.56    9/1/2006
1760442341  Primary       SFR           360      354      80     6.5   4/1/2006    9/1/2006    3/1/2036     4,040.18    8/1/2006
1760444835  Primary       Cooperative   360      356   70.07     6.5   6/1/2006    9/1/2006    5/1/2036     4,424.48    8/1/2006
1760448610  Primary       2-Family      360      355      80     6.5   5/1/2006   10/1/2006    4/1/2036     3,514.30    9/1/2006
1760449602  Primary       SFR           360      356      80     6.5   6/1/2006   10/1/2006    5/1/2036     3,902.08    9/1/2006
1760450215  Primary       2-Family      360      355   85.94    6.75   5/1/2006   10/1/2006    4/1/2036     3,567.29    9/1/2006
1760451149  Primary       SFR           360      355      75   6.625   5/1/2006   10/1/2006    4/1/2036     4,922.40    9/1/2006
1760451251  Primary       SFR           360      355   74.42    6.75   5/1/2006    9/1/2006    4/1/2036     5,188.79    8/1/2006
1760452640  Primary       SFR           360      355      75   6.875   5/1/2006   10/1/2006    4/1/2036     4,089.39    9/1/2006
1760453494  Primary       SFR           360      356   65.12     6.5   6/1/2006   10/1/2006    5/1/2036     3,539.59    9/1/2006
1760453701  Primary       Cooperative   360      355      80     6.5   5/1/2006    9/1/2006    4/1/2036     3,160.35    8/1/2006
1760455456  Primary       SFR           360      355   50.25     6.5   5/1/2006   10/1/2006    4/1/2036     3,160.35    9/1/2006
1760457531  Primary       2-Family      360      356      75   6.875   6/1/2006    9/1/2006    5/1/2036     4,187.93    8/1/2006
1760457790  Primary       Condo         360      356      80    6.75   6/1/2006   10/1/2006    5/1/2036     2,970.00    9/1/2006
1760460354  Primary       2-Family      360      356      64    6.75   6/1/2006   10/1/2006    5/1/2036     5,188.79    9/1/2006
1760460649  Primary       SFR           360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     3,073.50    8/1/2006
1760461186  Primary       SFR           360      356      80     6.5   6/1/2006    9/1/2006    5/1/2036     3,918.83    8/1/2006
1760464617  Primary       2-Family      360      356   66.67    6.75   6/1/2006    9/1/2006    5/1/2036     4,215.89    8/1/2006
1760466893  Primary       2-Family      360      356   78.32    6.75   6/1/2006    9/1/2006    5/1/2036     3,632.15    8/1/2006
1760467229  Secondary     Condo         360      356      80     6.5   6/1/2006   10/1/2006    5/1/2036     3,008.65    9/1/2006
1761543694  Primary       SFR           360      356   75.85     6.5   6/1/2006    9/1/2006    5/1/2036     3,116.10    8/1/2006
1813285046  Primary       SFR           360      355   57.89     6.5   5/1/2006    9/1/2006    4/1/2036     3,476.37    8/1/2006
1821289687  Primary       SFR           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     3,320.30    8/1/2006
1826413193  Primary       SFR           360      356   59.03   6.625   6/1/2006    9/1/2006    5/1/2036     3,401.97    8/1/2006
1835132413  Primary       SFR           360      356   79.28    6.75   6/1/2006    9/1/2006    5/1/2036     2,853.83    8/1/2006
1844402246  Primary       SFR           360      355   59.79   6.875   5/1/2006    9/1/2006    4/1/2036     2,956.18    8/1/2006
1844421116  Primary       SFR           360      354   72.13     6.5   4/1/2006    9/1/2006    3/1/2036     2,781.10    8/1/2006
1844486723  Primary       SFR           360      355   77.92     6.5   5/1/2006    9/1/2006    4/1/2036     3,792.41    8/1/2006
1845566679  Secondary     SFR           360      355      80    6.75   5/1/2006   10/1/2006    4/1/2036     3,761.87    9/1/2006
 35485184   Primary       SFR           360      355   66.67   6.625   5/1/2006    9/1/2006    4/1/2036     6,403.11    8/1/2006
 34179267   Primary       SFR           360      355      80     6.5   5/1/2006    9/1/2006    4/1/2036     3,099.16    8/1/2006
 34988030   Primary       SFR           360      354   67.06     6.5   4/1/2006    9/1/2006    3/1/2036     3,602.79    8/1/2006
 35452770   Secondary     SFR           360      355      75    6.75   5/1/2006   10/1/2006    4/1/2036     3,653.23    9/1/2006
 32146649   Secondary     SFR           360      355   54.72    6.75   5/1/2006    9/1/2006    4/1/2036     5,072.04    8/1/2006
 203252622  Primary       SFR           360      355      80    6.75   5/1/2006   10/1/2006    4/1/2036     3,087.33    9/1/2006
 203053780  Primary       SFR           360      355    42.5     6.5   5/1/2006    9/1/2006    4/1/2036     3,357.87    8/1/2006
 203260591  Primary       Condo         360      355   57.78     6.5   5/1/2006    9/1/2006    4/1/2036     3,286.76    8/1/2006
 144378262  Primary       SFR           360      355   68.27     6.5   5/1/2006    9/1/2006    4/1/2036     3,236.19    8/1/2006
 202877155  Primary       SFR           360      355   67.59   6.625   5/1/2006    9/1/2006    4/1/2036     3,137.52    8/1/2006
 203148069  Primary       PUD           360      355   68.06     6.5   5/1/2006   10/1/2006    4/1/2036     3,097.13    9/1/2006
 203169909  Primary       SFR           360      355      80   6.875   5/1/2006    9/1/2006    4/1/2036     4,362.01    8/1/2006
 202960258  Primary       SFR           360      355   66.67    6.75   5/1/2006    9/1/2006    4/1/2036     6,485.98    8/1/2006
 203227418  Primary       SFR           360      355      80    6.75   5/1/2006   10/1/2006    4/1/2036     3,632.15    9/1/2006
 203241021  Primary       SFR           360      355      80   6.625   5/1/2006    9/1/2006    4/1/2036     3,058.13    8/1/2006
 144860301  Primary       SFR           360      355      75    6.75   5/1/2006   10/1/2006    4/1/2036     4,134.82    9/1/2006
 203048681  Investor      2-Family      360      355   67.52     6.5   5/1/2006    9/1/2006    4/1/2036     2,765.30    8/1/2006
 203266481  Primary       SFR           360      355   65.23    6.75   5/1/2006   10/1/2006    4/1/2036     3,152.19    9/1/2006
 203124458  Primary       SFR           360      355      80     6.5   5/1/2006   10/1/2006    4/1/2036     4,171.65    9/1/2006
 144934791  Primary       SFR           360      355      80     6.5   5/1/2006    9/1/2006    4/1/2036     3,691.28    8/1/2006
 203346168  Primary       PUD           360      355    73.4     6.5   5/1/2006   10/1/2006    4/1/2036     3,920.40    9/1/2006
 203210380  Primary       SFR           360      355   68.97     6.5   5/1/2006    9/1/2006    4/1/2036     3,160.34    8/1/2006
 203077680  Primary       SFR           360      355      80   6.625   5/1/2006    9/1/2006    4/1/2036     3,304.00    8/1/2006
 203237706  Primary       SFR           360      355   69.02     6.5   5/1/2006    9/1/2006    4/1/2036     4,013.63    8/1/2006
 203220116  Investor      SFR           360      355   60.61     6.5   5/1/2006    9/1/2006    4/1/2036     3,160.34    8/1/2006
 203269345  Primary       PUD           360      355      75   6.625   5/1/2006    9/1/2006    4/1/2036     3,169.54    8/1/2006
 203216239  Primary       SFR           360      356   76.92   6.625   6/1/2006    9/1/2006    5/1/2036     3,201.56    8/1/2006
 203365267  Primary       PUD           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     3,320.82    8/1/2006
 34423731   Primary       SFR           360      355   79.23     6.5   5/1/2006   10/1/2006    4/1/2036     3,255.15    9/1/2006
 37510237   Primary       SFR           360      355   69.25    6.75   5/1/2006    9/1/2006    4/1/2036     3,009.50    8/1/2006
 144774163  Primary       SFR           360      355   36.63     6.5   5/1/2006   10/1/2006    4/1/2036     6,320.69    9/1/2006
 203320031  Primary       SFR           360      355   74.67       7   5/1/2006    9/1/2006    4/1/2036     3,725.69    8/1/2006
 203165618  Primary       2-Family      360      355   67.39   6.625   5/1/2006    9/1/2006    4/1/2036     4,962.41    8/1/2006
 202852620  Primary       SFR           360      355   64.44     6.5   5/1/2006    9/1/2006    4/1/2036     3,299.40    8/1/2006
 144671971  Primary       2-Family      360      355   53.75     6.5   5/1/2006    9/1/2006    4/1/2036     4,076.84    8/1/2006
 203137229  Primary       SFR           360      355   66.25    6.75   5/1/2006    9/1/2006    4/1/2036     3,437.57    8/1/2006
 202970877  Secondary     SFR           360      355      65   6.625   5/1/2006    9/1/2006    4/1/2036    12,407.63    8/1/2006
 29598422   Primary       SFR           360      356   75.18   6.625   6/1/2006    9/1/2006    5/1/2036     3,393.65    8/1/2006
 29893443   Primary       SFR           360      352   78.08     6.5   2/1/2006    9/1/2006    1/1/2036     4,007.31    8/1/2006
 30722045   Primary       SFR           360      356   65.12   6.625   6/1/2006    9/1/2006    5/1/2036     2,881.40    8/1/2006
 35226414   Secondary     SFR           360      356      75   6.625   6/1/2006    9/1/2006    5/1/2036     3,481.69    8/1/2006
 35392919   Primary       SFR           360      356   48.94    6.75   6/1/2006    9/1/2006    5/1/2036     7,458.88    8/1/2006
 144104668  Primary       SFR           360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     3,765.03    8/1/2006
 144108453  Primary       SFR           360      356      80     6.5   6/1/2006   10/1/2006    5/1/2036     3,792.41    9/1/2006
 144550175  Primary       SFR           360      356   73.86     6.5   6/1/2006    9/1/2006    5/1/2036     4,108.45    8/1/2006
 144608312  Primary       PUD           360      356      75     6.5   6/1/2006    9/1/2006    5/1/2036     3,152.44    8/1/2006
 144708005  Secondary     Condo         360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     2,983.56    8/1/2006
 144728011  Secondary     PUD           360      356   68.97   6.625   6/1/2006    9/1/2006    5/1/2036     3,201.56    8/1/2006
 144768397  Primary       PUD           360      356   68.92     6.5   6/1/2006    9/1/2006    5/1/2036     3,223.55    8/1/2006
 144861184  Primary       SFR           360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     2,583.75    8/1/2006
 144863545  Primary       Condo         360      356   71.94    6.75   6/1/2006    9/1/2006    5/1/2036     3,243.00    8/1/2006
 144867470  Primary       SFR           360      356   71.54   6.875   6/1/2006   10/1/2006    5/1/2036     3,054.72    9/1/2006
 144936366  Primary       SFR           360      356   65.09   6.875   6/1/2006    9/1/2006    5/1/2036     3,613.11    8/1/2006
 144937174  Primary       PUD           360      356   51.03   6.625   6/1/2006    9/1/2006    5/1/2036     4,738.31    8/1/2006
 144959566  Primary       SFR           360      356      70    6.75   6/1/2006   10/1/2006    5/1/2036     4,540.19    9/1/2006
 144961117  Primary       SFR           360      356   67.52    6.75   6/1/2006   10/1/2006    5/1/2036     2,912.21    9/1/2006
 203123310  Primary       PUD           360      355      80     6.5   5/1/2006    9/1/2006    4/1/2036     3,033.30    8/1/2006
 203173232  Primary       PUD           360      355      80   6.625   5/1/2006    9/1/2006    4/1/2036     4,174.83    8/1/2006
 203248604  Primary       SFR           360      356   78.99   6.875   6/1/2006    9/1/2006    5/1/2036     3,191.37    8/1/2006
 203250295  Primary       PUD           360      356   75.98   6.625   6/1/2006    9/1/2006    5/1/2036     3,038.28    8/1/2006
 203258520  Primary       SFR           360      356   78.66   6.625   6/1/2006    9/1/2006    5/1/2036     3,560.94    8/1/2006
 203266598  Primary       PUD           360      355      80     6.5   5/1/2006   11/1/2006    4/1/2036     3,868.26   10/1/2006
 203275359  Primary       SFR           360      356      54     6.5   6/1/2006    9/1/2006    5/1/2036     3,836.66    8/1/2006
 203276969  Primary       SFR           360      356   61.64     6.5   6/1/2006    9/1/2006    5/1/2036     2,844.31    8/1/2006
 203277603  Primary       PUD           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     2,806.49    8/1/2006
 203280169  Primary       PUD           360      356   77.54     6.5   6/1/2006   10/1/2006    5/1/2036     3,185.63    9/1/2006
 203281209  Primary       SFR           360      356      75   6.625   6/1/2006   10/1/2006    5/1/2036     3,721.81    9/1/2006
 203281373  Primary       SFR           360      355   78.73       7   5/1/2006    9/1/2006    4/1/2036     3,299.90    8/1/2006
 203282025  Primary       SFR           360      356      53     6.5   6/1/2006    9/1/2006    5/1/2036     3,157.92    8/1/2006
 203288071  Secondary     Condo         360      356   57.83    6.75   6/1/2006    9/1/2006    5/1/2036     3,281.91    8/1/2006
 203324314  Primary       PUD           360      356   75.58     6.5   6/1/2006   10/1/2006    5/1/2036     3,090.82    9/1/2006
 203329933  Primary       SFR           360      355   54.35   6.625   5/1/2006    9/1/2006    4/1/2036     3,201.55    8/1/2006
 203332002  Primary       SFR           360      356   77.09   6.625   6/1/2006    9/1/2006    5/1/2036     5,429.84    8/1/2006
 203333760  Primary       PUD           360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     3,222.05    8/1/2006
 203341771  Primary       SFR           360      356   73.44   6.625   6/1/2006   10/1/2006    5/1/2036     2,594.79    9/1/2006
 203366000  Primary       SFR           360      356   78.95     6.5   6/1/2006   10/1/2006    5/1/2036     4,062.50    9/1/2006
 203366752  Primary       PUD           360      356   74.45     6.5   6/1/2006    9/1/2006    5/1/2036     2,800.07    8/1/2006
 203367156  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     3,294.88    8/1/2006
 203387592  Primary       PUD           360      356   69.81   6.625   6/1/2006   11/1/2006    5/1/2036     2,961.44   10/1/2006
 203388715  Primary       PUD           360      356   61.05    6.75   6/1/2006    9/1/2006    5/1/2036     3,405.15    8/1/2006
 203392378  Primary       PUD           360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     2,945.44    8/1/2006
 203405865  Primary       SFR           360      356   49.43   6.625   6/1/2006    9/1/2006    5/1/2036     4,430.96    8/1/2006
 203408190  Primary       SFR           360      356   45.14   6.625   6/1/2006    9/1/2006    5/1/2036     4,609.90    8/1/2006
 203412705  Investor      SFR           360      356      75    6.75   6/1/2006    9/1/2006    5/1/2036     4,022.93    8/1/2006
 203418371  Investor      SFR           360      356      50    6.75   6/1/2006    9/1/2006    5/1/2036     4,215.89    8/1/2006
 203419627  Primary       PUD           360      356   42.45    6.75   6/1/2006    9/1/2006    5/1/2036     3,028.96    8/1/2006
 203436027  Primary       Condo         360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     3,975.06    8/1/2006
 37751914   Investor      SFR           360      357      80       7   7/1/2006    9/1/2006    6/1/2036     3,981.18    8/1/2006
 203506878  Primary       SFR           360      357   68.49     6.5   7/1/2006   10/1/2006    6/1/2036     3,160.35    9/1/2006
 37792215   Primary       SFR           360      357   68.18    6.75   7/1/2006   10/1/2006    6/1/2036     4,864.49    9/1/2006
 35572445   Secondary     SFR           360      357      65       7   7/1/2006   10/1/2006    6/1/2036     3,027.13    9/1/2006
 35036789   Primary       SFR           360      357   74.99   6.625   7/1/2006   11/1/2006    6/1/2036     3,932.79   10/1/2006
 144995024  Primary       SFR           360      357   79.15   6.875   7/1/2006    9/1/2006    6/1/2036     3,431.80    8/1/2006
 145216008  Primary       PUD           360      357   51.68    6.75   7/1/2006    9/1/2006    6/1/2036     4,189.95    8/1/2006
 203438940  Secondary     SFR           360      356      80     6.5   6/1/2006    9/1/2006    5/1/2036     3,539.58    8/1/2006
 36979631   Secondary     SFR           360      357   55.85    6.75   7/1/2006   10/1/2006    6/1/2036     7,063.23    9/1/2006
 203505847  Primary       SFR           360      357   64.83   6.875   7/1/2006    9/1/2006    6/1/2036     3,747.78    8/1/2006
 203581830  Secondary     Condo         360      357      80       7   7/1/2006    9/1/2006    6/1/2036     3,911.32    8/1/2006
 203443015  Primary       Condo         360      357   73.17     6.5   7/1/2006   10/1/2006    6/1/2036     4,740.52    9/1/2006
 203466800  Primary       SFR           360      357   65.91   6.625   7/1/2006    9/1/2006    6/1/2036     3,713.80    8/1/2006
 203451844  Primary       Condo         360      357   55.49   6.625   7/1/2006    9/1/2006    6/1/2036     5,762.80    8/1/2006
 203509310  Primary       SFR           360      357   56.84   6.625   7/1/2006    9/1/2006    6/1/2036     3,457.68    8/1/2006
 203472691  Primary       PUD           360      357   43.17   6.875   7/1/2006    9/1/2006    6/1/2036     2,967.71    8/1/2006
 145003307  Primary       PUD           360      357      80   6.625   7/1/2006   10/1/2006    6/1/2036     2,868.60    9/1/2006
 144420486  Investor      SFR           360      357   63.23    6.75   7/1/2006   11/1/2006    6/1/2036     3,178.14   10/1/2006
 203588702  Primary       PUD           360      357   67.62    6.75   7/1/2006   10/1/2006    6/1/2036     3,993.75    9/1/2006
 203546825  Primary       SFR           360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     3,613.11    8/1/2006
 203570544  Primary       SFR           360      357   68.06    6.75   7/1/2006   10/1/2006    6/1/2036     4,215.89    9/1/2006
 144121746  Primary       SFR           360      357      80     6.5   7/1/2006    9/1/2006    6/1/2036     4,399.19    8/1/2006
 31612872   Primary       SFR           360      357   46.09   6.875   7/1/2006    9/1/2006    6/1/2036     9,689.70    8/1/2006
 203346283  Investor      SFR           360      357   77.84       7   7/1/2006   10/1/2006    6/1/2036     4,324.47    9/1/2006
 144125887  Primary       SFR           360      357   74.76    6.75   7/1/2006    9/1/2006    6/1/2036     5,091.50    8/1/2006
 35055086   Primary       SFR           360      357   79.76     6.5   7/1/2006    9/1/2006    6/1/2036     5,056.54    8/1/2006
 203498084  Primary       PUD           360      357   66.99    6.75   7/1/2006   10/1/2006    6/1/2036     3,437.57    9/1/2006
 203423926  Primary       SFR           360      357   68.97     6.5   7/1/2006    9/1/2006    6/1/2036     3,160.34    8/1/2006
 203541974  Primary       SFR           360      357      80   6.875   7/1/2006   10/1/2006    6/1/2036     4,308.33    9/1/2006
 203436449  Primary       SFR           360      357    68.4   6.625   7/1/2006   10/1/2006    6/1/2036     4,051.25    9/1/2006
 37211331   Primary       SFR           360      357   45.14    6.75   7/1/2006    9/1/2006    6/1/2036     9,728.97    8/1/2006
 145002358  Primary       SFR           360      357   60.17    6.75   7/1/2006    9/1/2006    6/1/2036     4,605.05    8/1/2006
 145128518  Primary       SFR           360      357   68.48     6.5   7/1/2006   10/1/2006    6/1/2036     2,318.33    9/1/2006
 203190327  Primary       Condo         360      357   60.14    6.75   7/1/2006    9/1/2006    6/1/2036     2,847.35    8/1/2006
 35413145   Secondary     SFR           360      357   77.87    6.75   7/1/2006   10/1/2006    6/1/2036     3,535.51    9/1/2006
 203530522  Primary       SFR           360      357   67.19     6.5   7/1/2006    9/1/2006    6/1/2036     4,076.84    8/1/2006
 203509377  Secondary     SFR           360      357   64.71    6.75   7/1/2006    9/1/2006    6/1/2036     3,567.29    8/1/2006
 203496260  Primary       SFR           360      357   76.47    6.75   7/1/2006   10/1/2006    6/1/2036     4,215.89    9/1/2006
 144996873  Investor      2-Family      360      357      70   6.875   7/1/2006    9/1/2006    6/1/2036     3,087.95    8/1/2006
 203542337  Primary       SFR           360      357   79.79   6.875   7/1/2006    9/1/2006    6/1/2036     3,013.99    8/1/2006
 203501036  Primary       PUD           360      357   77.54   6.625   7/1/2006   10/1/2006    6/1/2036     5,061.66    9/1/2006
 144103041  Primary       SFR           360      356      80   6.875   6/1/2006   10/1/2006    5/1/2036     3,752.89    9/1/2006
 203559737  Primary       SFR           360      357   74.53    6.75   7/1/2006    9/1/2006    6/1/2036     2,827.89    8/1/2006
 203311691  Secondary     Condo         360      356      85    6.75   6/1/2006   10/1/2006    5/1/2036     4,052.12    9/1/2006
 203554134  Primary       SFR           360      357   53.76    6.75   7/1/2006    9/1/2006    6/1/2036     3,243.00    8/1/2006
 203508221  Secondary     SFR           360      357   43.32   7.125   7/1/2006    9/1/2006    6/1/2036     5,325.74    8/1/2006
 144106697  Primary       SFR           360      357    62.5    6.75   7/1/2006   10/1/2006    6/1/2036     4,921.88    9/1/2006
 203663844  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,554.32    8/1/2006
 203546445  Primary       Condo         360      357      80   6.625   7/1/2006    9/1/2006    6/1/2036     3,124.72    8/1/2006
 203512199  Primary       SFR           360      357   70.31   6.875   7/1/2006    9/1/2006    6/1/2036     2,956.18    8/1/2006
 203453071  Primary       SFR           360      357   74.13    6.75   7/1/2006    9/1/2006    6/1/2036     4,190.63    8/1/2006
 203401559  Primary       SFR           360      357      80     6.5   7/1/2006   10/1/2006    6/1/2036     2,897.40    9/1/2006
 203287008  Primary       PUD           360      357   78.87     6.5   7/1/2006   10/1/2006    6/1/2036     3,122.42    9/1/2006
 203638739  Primary       SFR           360      358      80   6.875   8/1/2006   10/1/2006    7/1/2036     3,705.08    9/1/2006
 203532031  Primary       PUD           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,476.49    8/1/2006
 203533567  Primary       PUD           360      357   65.77     6.5   7/1/2006   10/1/2006    6/1/2036     3,596.15    9/1/2006
 203390489  Primary       SFR           360      357      80   6.875   7/1/2006   10/1/2006    6/1/2036     4,204.34    9/1/2006
 203461694  Primary       PUD           360      356      80     6.5   6/1/2006    9/1/2006    5/1/2036     3,094.61    8/1/2006
 145210761  Primary       SFR           360      357      70   6.625   7/1/2006   10/1/2006    6/1/2036     3,002.42    9/1/2006
 203440789  Secondary     PUD           360      357      80    6.75   7/1/2006   10/1/2006    6/1/2036     3,990.18    9/1/2006
 144871951  Primary       Condo         360      357   75.76   6.875   7/1/2006    9/1/2006    6/1/2036     3,284.65    8/1/2006
 144126034  Primary       PUD           360      357   79.17     6.5   7/1/2006   10/1/2006    6/1/2036     4,108.44    9/1/2006
 203438429  Primary       SFR           360      357   61.11     6.5   7/1/2006    9/1/2006    6/1/2036     3,476.38    8/1/2006
 203496385  Primary       SFR           360      357    63.8     6.5   7/1/2006    9/1/2006    6/1/2036     3,185.63    8/1/2006
 203647870  Primary       SFR           360      357   72.22       7   7/1/2006    9/1/2006    6/1/2036     4,324.47    8/1/2006
 203407275  Primary       PUD           360      357      80     6.5   7/1/2006    9/1/2006    6/1/2036     3,109.77    8/1/2006
 144862547  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,865.65    8/1/2006
 203353883  Primary       SFR           360      356   57.85   6.625   6/1/2006   10/1/2006    5/1/2036     3,137.52    9/1/2006
 144721941  Primary       PUD           360      357   79.28     6.5   7/1/2006    9/1/2006    6/1/2036     3,918.83    8/1/2006
 203449756  Primary       PUD           360      357   66.45     6.5   7/1/2006    9/1/2006    6/1/2036     3,191.94    8/1/2006
 203520432  Primary       SFR           360      357   76.19   7.125   7/1/2006    9/1/2006    6/1/2036     3,772.82    8/1/2006
 145002713  Primary       Condo         360      357   66.91    6.75   7/1/2006   10/1/2006    6/1/2036     2,951.13    9/1/2006
 203417696  Primary       SFR           360      356      78    6.75   6/1/2006    9/1/2006    5/1/2036     2,782.49    8/1/2006
 145210332  Primary       SFR           360      357      80    6.75   7/1/2006   10/1/2006    6/1/2036     3,896.26    9/1/2006
 144919206  Primary       SFR           360      357      80    6.75   7/1/2006   10/1/2006    6/1/2036     3,709.99    9/1/2006
 35074947   Primary       SFR           360      357   64.15    6.75   7/1/2006   10/1/2006    6/1/2036     3,486.86    9/1/2006
 203360904  Primary       SFR           360      356   69.23     6.5   6/1/2006    9/1/2006    5/1/2036     2,844.31    8/1/2006
 203461355  Primary       SFR           360      357   74.78    6.75   7/1/2006   10/1/2006    6/1/2036     2,788.98    9/1/2006
 203563762  Primary       SFR           360      357   24.53    6.75   7/1/2006    9/1/2006    6/1/2036     4,215.89    8/1/2006
 202596078  Primary       PUD           360      357      80   6.625   7/1/2006    9/1/2006    6/1/2036     2,999.86    8/1/2006
 203364773  Primary       SFR           360      356   60.61     6.5   6/1/2006    9/1/2006    5/1/2036     6,320.68    8/1/2006
 203402300  Primary       SFR           360      356   54.95    6.75   6/1/2006   10/1/2006    5/1/2036     3,243.00    9/1/2006
 203474143  Primary       Condo         360      356      80   6.625   6/1/2006    9/1/2006    5/1/2036     2,850.66    8/1/2006
 36549939   Secondary     Condo         360      357      65   7.125   7/1/2006    9/1/2006    6/1/2036     4,160.21    8/1/2006
 144996477  Primary       SFR           360      357      75   6.875   7/1/2006    9/1/2006    6/1/2036     2,759.11    8/1/2006
 144993615  Primary       SFR           360      357   52.94    6.75   7/1/2006    9/1/2006    6/1/2036     2,918.70    8/1/2006
 144686219  Primary       SFR           360      357   74.96   6.875   7/1/2006   10/1/2006    6/1/2036     3,777.35    9/1/2006
 203386008  Primary       SFR           360      357   76.44    6.75   7/1/2006    9/1/2006    6/1/2036     3,093.81    8/1/2006
 203228523  Secondary     PUD           360      355      70     6.5   5/1/2006   10/1/2006    4/1/2036     2,986.52    9/1/2006
 203570700  Primary       PUD           360      357   45.45       7   7/1/2006    9/1/2006    6/1/2036     2,916.67    8/1/2006
 203603816  Primary       SFR           360      357   74.97    6.75   7/1/2006    9/1/2006    6/1/2036     3,476.49    8/1/2006
 144987500  Primary       PUD           360      357      75    6.75   7/1/2006   10/1/2006    6/1/2036     3,256.88    9/1/2006
 144995255  Primary       SFR           360      357      75   6.875   7/1/2006    9/1/2006    6/1/2036     3,079.36    8/1/2006
 203385075  Primary       SFR           360      356    73.2    6.75   6/1/2006    9/1/2006    5/1/2036     3,560.80    8/1/2006
 144921343  Primary       PUD           360      357   39.62    6.75   7/1/2006    9/1/2006    6/1/2036     2,724.12    8/1/2006
 144969219  Primary       SFR           360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     4,782.45    8/1/2006
 144995214  Primary       SFR           360      357   69.58    6.75   7/1/2006    9/1/2006    6/1/2036     3,145.71    8/1/2006
 203496658  Primary       SFR           360      357   79.64     6.5   7/1/2006   10/1/2006    6/1/2036     2,819.02    9/1/2006
3062111590  Primary       PUD           360      356   37.05   6.875   6/1/2006    9/1/2006    5/1/2036     3,468.58    8/1/2006
3062643220  Primary       PUD           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,658.09    8/1/2006
 66722935   Primary       SFR           360      356   53.53   6.875   6/1/2006    9/1/2006    5/1/2036     2,989.03    8/1/2006
 66738907   Primary       SFR           360      356   64.11    6.75   6/1/2006   10/1/2006    5/1/2036     3,638.64    9/1/2006
 66759143   Primary       PUD           360      357   67.22    6.75   7/1/2006    9/1/2006    6/1/2036     3,139.15    8/1/2006
 66769134   Primary       SFR           360      357   76.38   6.875   7/1/2006    9/1/2006    6/1/2036     3,186.10    8/1/2006
3061029454  Secondary     SFR           360      357   70.32    6.75   7/1/2006    9/1/2006    6/1/2036     2,873.29    8/1/2006
3061037192  Primary       SFR           360      357   62.87   6.875   7/1/2006    9/1/2006    6/1/2036     3,448.88    8/1/2006
3061345710  Primary       PUD           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     3,372.71    8/1/2006
3061346700  Primary       SFR           360      357   73.48    6.75   7/1/2006    9/1/2006    6/1/2036     2,892.75    8/1/2006
3061396572  Primary       PUD           360      356      48    6.75   6/1/2006   10/1/2006    5/1/2036     3,580.26    9/1/2006
3061397992  Primary       SFR           360      356   76.96   6.875   6/1/2006    9/1/2006    5/1/2036     3,159.83    8/1/2006
3061406975  Primary       SFR           360      357   79.74   6.875   7/1/2006    9/1/2006    6/1/2036     4,007.27    8/1/2006
3061593392  Primary       SFR           360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     3,232.09    8/1/2006
3061677757  Primary       Condo         360      356   72.76    6.75   6/1/2006    9/1/2006    5/1/2036     3,586.75    8/1/2006
3061704981  Primary       SFR           360      356   54.24    6.75   6/1/2006    9/1/2006    5/1/2036     4,397.50    8/1/2006
3061905315  Primary       Condo         360      357   78.05   6.875   7/1/2006   10/1/2006    6/1/2036     3,153.26    9/1/2006
3061907154  Primary       SFR           360      356   72.73    6.75   6/1/2006    9/1/2006    5/1/2036     3,019.22    8/1/2006
3061953109  Primary       SFR           360      356    66.1    6.75   6/1/2006    9/1/2006    5/1/2036     3,414.87    8/1/2006
3061960435  Primary       SFR           360      356   65.92    6.75   6/1/2006    9/1/2006    5/1/2036     3,035.44    8/1/2006
3061960591  Primary       SFR           360      356   69.94    6.75   6/1/2006    9/1/2006    5/1/2036     3,969.42    8/1/2006
3062007665  Primary       SFR           360      356   74.68   6.875   6/1/2006    9/1/2006    5/1/2036     3,691.94    8/1/2006
3062120963  Primary       SFR           360      356   43.03   6.875   6/1/2006    9/1/2006    5/1/2036     3,041.59    8/1/2006
3062131887  Secondary     SFR           360      356      80   7.125   6/1/2006   10/1/2006    5/1/2036     4,177.06    9/1/2006
3062132166  Secondary     SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     3,372.71    8/1/2006
3062133230  Primary       SFR           360      356   79.47    6.75   6/1/2006   10/1/2006    5/1/2036     3,891.59    9/1/2006
3062133958  Primary       SFR           360      356   61.38    6.75   6/1/2006    9/1/2006    5/1/2036     5,474.17    8/1/2006
3062139534  Primary       SFR           360      357   45.33    6.75   7/1/2006    9/1/2006    6/1/2036     4,410.47    8/1/2006
3062141209  Primary       SFR           360      357   67.95   6.875   7/1/2006    9/1/2006    6/1/2036     5,222.58    8/1/2006
3062165422  Primary       SFR           360      356   65.35    6.75   6/1/2006    9/1/2006    5/1/2036     4,280.75    8/1/2006
3062166651  Primary       Condo         360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     2,785.38    8/1/2006
3062202944  Primary       SFR           360      357    79.1   6.875   7/1/2006   10/1/2006    6/1/2036     4,624.78    9/1/2006
3062313709  Primary       PUD           360      357   50.39    6.75   7/1/2006    9/1/2006    6/1/2036     4,151.03    8/1/2006
3062314954  Primary       SFR           360      356   60.59    6.75   6/1/2006    9/1/2006    5/1/2036     3,340.28    8/1/2006
3062315696  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,165.16    8/1/2006
3062374115  Primary       PUD           360      357   79.52   6.875   7/1/2006    9/1/2006    6/1/2036     4,335.73    8/1/2006
3062385996  Primary       Condo         360      357   79.93   7.125   7/1/2006    9/1/2006    6/1/2036     3,193.43    8/1/2006
3062396308  Primary       2-Family      360      357   39.61    6.75   7/1/2006    9/1/2006    6/1/2036     3,982.39    8/1/2006
3062398833  Primary       SFR           360      357   60.45    6.75   7/1/2006    9/1/2006    6/1/2036     5,253.64    8/1/2006
3062497965  Primary       PUD           360      357   68.72    6.75   7/1/2006    9/1/2006    6/1/2036     4,345.61    8/1/2006
3062498690  Primary       Condo         360      356      80   6.875   6/1/2006    9/1/2006    5/1/2036     3,205.81    8/1/2006
3062509181  Primary       PUD           360      357   71.94   6.875   7/1/2006    9/1/2006    6/1/2036     4,631.35    8/1/2006
3062509835  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,191.10    8/1/2006
3062510304  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     4,514.24    8/1/2006
3062511575  Primary       SFR           360      357   63.71       7   7/1/2006    9/1/2006    6/1/2036     3,503.82    8/1/2006
3062620608  Primary       PUD           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,268.93    8/1/2006
3062626266  Primary       SFR           360      357      80   6.875   7/1/2006   10/1/2006    6/1/2036     4,729.89    9/1/2006
3062631985  Primary       SFR           360      357   72.71   6.875   7/1/2006    9/1/2006    6/1/2036     3,343.77    8/1/2006
3062678440  Primary       SFR           360      356      80    6.75   6/1/2006   10/1/2006    5/1/2036     2,849.68    9/1/2006
3062683457  Primary       SFR           360      357   63.61   6.875   7/1/2006    9/1/2006    6/1/2036     3,008.73    8/1/2006
3062684075  Primary       SFR           360      356   49.23   6.875   6/1/2006    9/1/2006    5/1/2036     5,255.43    8/1/2006
3062713676  Investor      SFR           360      357      50       7   7/1/2006    9/1/2006    6/1/2036     3,326.51    8/1/2006
3062714369  Primary       SFR           360      356   61.72    6.75   6/1/2006    9/1/2006    5/1/2036     3,142.46    8/1/2006
3062718089  Primary       PUD           360      357   52.93    6.75   7/1/2006    9/1/2006    6/1/2036     5,156.35    8/1/2006
3062720580  Primary       SFR           360      357   77.67   6.875   7/1/2006    9/1/2006    6/1/2036     3,632.82    8/1/2006
3062720663  Primary       SFR           360      357   71.14    6.75   7/1/2006    9/1/2006    6/1/2036     4,060.22    8/1/2006
3062748300  Primary       Condo         360      356   64.44    6.75   6/1/2006    9/1/2006    5/1/2036     2,821.40    8/1/2006
3062768381  Primary       SFR           360      357   66.04   6.875   7/1/2006    9/1/2006    6/1/2036     5,110.91    8/1/2006
3062803410  Primary       SFR           360      356   44.71    6.75   6/1/2006    9/1/2006    5/1/2036     3,697.01    8/1/2006
3062804996  Primary       PUD           360      357   41.21    6.75   7/1/2006    9/1/2006    6/1/2036     3,742.41    8/1/2006
3062810803  Primary       PUD           360      357      43   6.875   7/1/2006    9/1/2006    6/1/2036     7,061.99    8/1/2006
3062815232  Primary       SFR           360      357   79.67   6.875   7/1/2006    9/1/2006    6/1/2036     3,218.95    8/1/2006
3062932557  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     3,268.93    8/1/2006
3062963768  Primary       PUD           360      357   64.86   6.875   7/1/2006   10/1/2006    6/1/2036     2,982.46    9/1/2006
3063033850  Primary       PUD           240      237   53.71   6.875   7/1/2006    9/1/2006    6/1/2026     3,608.72    8/1/2006
3063035319  Primary       SFR           360      357      70   6.875   7/1/2006   10/1/2006    6/1/2036     7,357.60    9/1/2006
3062789650  Primary       SFR           360      357      70   7.125   7/1/2006   10/1/2006    6/1/2036     6,484.54    9/1/2006
3061166389  Primary       SFR           360      356      75    6.75   6/1/2006    9/1/2006    5/1/2036     2,991.66    8/1/2006
3061873034  Primary       SFR           360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     2,943.04    8/1/2006
3062025162  Primary       SFR           360      357      80    6.75   7/1/2006   10/1/2006    6/1/2036     4,151.03    9/1/2006
3061876144  Primary       SFR           360      357   40.91   6.875   7/1/2006    9/1/2006    6/1/2036     2,956.18    8/1/2006
3061745901  Primary       PUD           360      357      90       7   7/1/2006   10/1/2006    6/1/2036     4,131.53    9/1/2006
3062412394  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     3,502.43    8/1/2006
3062661974  Primary       SFR           360      357   61.33   6.875   7/1/2006    9/1/2006    6/1/2036     7,679.50    8/1/2006
3062472737  Primary       PUD           360      357      80   6.875   7/1/2006   10/1/2006    6/1/2036     3,888.49    9/1/2006
 66756982   Primary       SFR           360      357   74.86    6.75   7/1/2006    9/1/2006    6/1/2036     4,345.61    8/1/2006
3062347673  Primary       Condo         360      357      80   7.125   7/1/2006   10/1/2006    6/1/2036     3,045.21    9/1/2006
3062215664  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     5,707.66    8/1/2006
3062519750  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     4,208.10    8/1/2006
3061805515  Secondary     SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     3,048.41    8/1/2006
3061857383  Primary       SFR           360      357      80       7   7/1/2006   10/1/2006    6/1/2036     3,166.84    9/1/2006
3061880195  Primary       SFR           360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     3,468.58    8/1/2006
3062082080  Primary       PUD           360      356   61.11    6.75   6/1/2006    9/1/2006    5/1/2036     3,567.29    8/1/2006
 642642045  Primary       SFR           360      356    64.9    7.75   6/1/2006   10/1/2006    5/1/2036     4,649.52    9/1/2006
3061160523  Primary       2-Family      360      357   79.35   6.875   7/1/2006    9/1/2006    6/1/2036     3,544.79    8/1/2006
3061802413  Primary       Condo         360      357      75    6.75   7/1/2006   10/1/2006    6/1/2036     3,332.17    9/1/2006
3061850594  Primary       SFR           360      356      80    6.75   6/1/2006   10/1/2006    5/1/2036     2,957.61    9/1/2006
3061853762  Primary       SFR           360      357   69.44    6.75   7/1/2006   10/1/2006    6/1/2036     4,053.74    9/1/2006
3061853788  Primary       SFR           360      357    64.9   6.875   7/1/2006   10/1/2006    6/1/2036     3,048.15    9/1/2006
3062453315  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     3,377.90    8/1/2006
3062996537  Secondary     SFR           360      357   52.51   6.875   7/1/2006    9/1/2006    6/1/2036     3,284.64    8/1/2006
3062578103  Primary       SFR           360      356      75    6.75   6/1/2006    9/1/2006    5/1/2036     4,864.49    8/1/2006
3061910398  Primary       SFR           360      356   62.31       7   6/1/2006    9/1/2006    5/1/2036    10,777.90    8/1/2006
3061873117  Primary       PUD           360      357   76.47    6.75   7/1/2006    9/1/2006    6/1/2036     3,372.71    8/1/2006
3062446467  Primary       SFR           360      357   57.32    6.75   7/1/2006    9/1/2006    6/1/2036     3,048.41    8/1/2006
3062464767  Primary       PUD           360      356      80   6.875   6/1/2006   10/1/2006    5/1/2036     2,848.44    9/1/2006
3062465913  Primary       SFR           240      237   67.57    6.75   7/1/2006    9/1/2006    6/1/2026     3,801.82    8/1/2006
3062470889  Primary       SFR           360      356      80   6.875   6/1/2006    9/1/2006    5/1/2036     3,416.03    8/1/2006
3062472729  Primary       PUD           360      357      80   6.875   7/1/2006    9/1/2006    6/1/2036     3,153.00    8/1/2006
3062901404  Primary       PUD           360      357      75       7   7/1/2006    9/1/2006    6/1/2036     3,467.89    8/1/2006
3062997659  Primary       SFR           360      357   70.59       7   7/1/2006    9/1/2006    6/1/2036     3,991.82    8/1/2006
 642584619  Primary       SFR           360      356   79.75    6.75   6/1/2006    9/1/2006    5/1/2036     4,215.89    8/1/2006
3062443761  Primary       SFR           360      357      80    6.75   7/1/2006    9/1/2006    6/1/2036     4,695.85    8/1/2006
3062468123  Primary       SFR           360      357   70.33    6.75   7/1/2006    9/1/2006    6/1/2036     3,466.76    8/1/2006
3062510155  Secondary     PUD           360      357      65   6.875   7/1/2006    9/1/2006    6/1/2036     7,382.90    8/1/2006
3062543164  Primary       PUD           360      357   79.84       7   7/1/2006    9/1/2006    6/1/2036     4,939.87    8/1/2006
3062580620  Primary       SFR           360      357   75.38    6.75   7/1/2006    9/1/2006    6/1/2036     2,918.69    8/1/2006
3062588920  Primary       PUD           360      357   49.72    6.75   7/1/2006    9/1/2006    6/1/2036     2,918.69    8/1/2006
 693087843  Primary       SFR           360      356    69.6   7.125   6/1/2006    9/1/2006    5/1/2036     2,930.68    8/1/2006
 642261739  Primary       SFR           360      352   69.22       7   2/1/2006   10/1/2006    1/1/2036     4,324.47    9/1/2006
3060508722  Primary       Condo         360      354   23.63   6.875   4/1/2006    9/1/2006    3/1/2036     3,880.15    8/1/2006
3061209114  Primary       SFR           360      353   73.88    6.75   3/1/2006    9/1/2006    2/1/2036     6,661.10    8/1/2006
 63218168   Secondary     SFR           360      355   65.45    6.75   5/1/2006    9/1/2006    4/1/2036    20,250.00    8/1/2006
 63280382   Primary       SFR           360      355    34.8    6.75   5/1/2006    9/1/2006    4/1/2036     2,821.40    8/1/2006
 63466239   Primary       SFR           360      355   55.56    6.75   5/1/2006    9/1/2006    4/1/2036    12,971.96    8/1/2006
 63532766   Primary       SFR           360      355   73.14    6.75   5/1/2006   10/1/2006    4/1/2036     1,660.41    9/1/2006
 63717565   Primary       SFR           360      356   62.13   6.875   6/1/2006    9/1/2006    5/1/2036     4,182.29    8/1/2006
 63829717   Primary       SFR           360      355      95    7.25   5/1/2006    9/1/2006    4/1/2036       304.59    8/1/2006
 64020225   Primary       SFR           360      355      95   6.875   5/1/2006   10/1/2006    4/1/2036     2,221.73    9/1/2006
 64080567   Secondary     Condo         360      355      80    6.75   5/1/2006   10/1/2006    4/1/2036     2,640.59    9/1/2006
 64105489   Primary       Condo         360      355      80   6.875   5/1/2006   10/1/2006    4/1/2036       840.34    9/1/2006
 64294002   Primary       SFR           360      356   79.43    6.75   6/1/2006    9/1/2006    5/1/2036     3,632.15    8/1/2006
 64482433   Primary       Condo         360      355      95    6.75   5/1/2006    9/1/2006    4/1/2036     2,994.51    8/1/2006
 149748725  Primary       SFR           360      355   54.55    6.75   5/1/2006    9/1/2006    4/1/2036     3,891.59    8/1/2006
 150396968  Primary       SFR           360      356      90    6.75   6/1/2006    9/1/2006    5/1/2036     2,268.00    8/1/2006
 150591915  Secondary     SFR           360      355   71.05    6.75   5/1/2006    9/1/2006    4/1/2036     3,847.81    8/1/2006
 150803153  Primary       SFR           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     2,905.72    8/1/2006
 150841773  Primary       SFR           360      355   63.36   6.875   5/1/2006    9/1/2006    4/1/2036     3,436.98    8/1/2006
 151021383  Primary       Condo         360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     3,398.66    8/1/2006
 151077773  Primary       Condo         360      355   77.55    6.75   5/1/2006    9/1/2006    4/1/2036     3,495.94    8/1/2006
 151194305  Primary       SFR           360      356   79.29   7.125   6/1/2006    9/1/2006    5/1/2036     3,319.06    8/1/2006
 151204989  Primary       SFR           360      355   69.41    6.75   5/1/2006    9/1/2006    4/1/2036     3,747.94    8/1/2006
 151208816  Primary       SFR           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     2,632.50    8/1/2006
 151264074  Primary       SFR           360      355      80    6.75   5/1/2006    9/1/2006    4/1/2036     2,625.49    8/1/2006
 151271707  Primary       SFR           360      355   73.28   6.875   5/1/2006   10/1/2006    4/1/2036     2,791.95    9/1/2006
 151339736  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     4,860.00    8/1/2006
 151467024  Primary       SFR           360      356      80    6.75   6/1/2006    9/1/2006    5/1/2036     2,931.67    8/1/2006

  LOANID        OBAL          COBAL      PURPOSE          DOC                 SERVICER          OAPPVAL        ODATE   PPEN  NGROUP

1063075528    462,400.00    460,791.37  Purchase  Simply Signature             Chase            580,000.00   4/1/2006  N         2
1063075845    650,000.00    647,165.79  C/O Refi  Simply Signature             Chase            860,000.00  3/24/2006  N         2
1063076848    697,400.00    694,857.56  Purchase  Full Documentation           Chase            930,000.00   4/3/2006  N         2
1063077272    448,000.00    446,339.23  Purchase  Simply Signature             Chase            640,000.00   4/7/2006  N         2
1063077727    439,000.00    437,441.05  C/O Refi  Simply Signature             Chase            575,000.00   4/5/2006  N         2
1064034774    612,500.00    610,349.68  R/T Refi  Simply Signature             Chase            857,000.00  3/30/2006  N         2
1079064430    450,000.00    448,437.07  Purchase  Simply Signature             Chase            625,000.00  4/14/2006  N         2
1079069998    568,000.00    568,000.00  Purchase  Simply Signature             Chase            710,000.00  4/11/2006  N         2
1101768786    516,000.00    514,251.05  Purchase  Simply Signature             Chase            645,000.00   4/3/2006  N         2
1116186285    600,000.00    596,841.53  C/O Refi  Full Documentation           Chase            840,000.00  3/24/2006  N         2
1150000619    492,000.00    488,835.55  Purchase  Full Documentation           Chase            618,000.00  1/31/2006  N         2
1175245456    920,000.00    916,804.76  Purchase  Full Documentation           Chase          1,150,000.00  4/10/2006  N         2
1175245773    584,000.00    578,063.54  Purchase  Simply Signature             Chase            730,000.00  3/29/2006  N         2
1182109265    485,000.00    482,888.51  Purchase  Full Documentation           Chase          1,100,000.00  3/23/2006  N         2
1203248676    584,000.00    580,374.64  Purchase  Simply Signature             Chase            730,000.00  3/31/2006  N         2
1220033847    624,064.00    621,948.73  Purchase  Simply Signature             Chase            800,000.00   4/5/2006  N         2
1227081961    800,000.00    447,553.93  Purchase  Simply Signature             Chase          1,150,000.00   4/4/2006  N         2
1234106950    619,000.00    616,901.90  C/O Refi  Full Documentation           Chase          1,200,000.00   4/5/2006  N         2
1237061712    450,000.00    445,453.06  Purchase  Full Documentation           Chase            820,000.00  3/27/2006  N         2
1264050300  1,108,300.00  1,091,190.03  Purchase  Full Documentation           Chase          2,175,000.00  3/29/2006  N         2
1264059225    675,000.00    671,915.71  Purchase  Simply Signature             Chase            900,000.00  3/27/2006  N         2
1279071053    485,000.00    482,888.51  C/O Refi  Simply Signature             Chase            935,000.00  3/28/2006  N         2
1301414685    420,000.00    418,576.43  C/O Refi  Simply Signature             Chase            525,000.00  4/10/2006  N         2
1391185290    860,000.00    856,255.92  Purchase  Full Documentation           Chase          1,075,000.00  3/31/2006  N         2
1399006318    476,000.00    476,000.00  Purchase  Simply Signature             Chase            595,000.00   4/4/2006  N         2
1521186725    639,200.00    636,869.76  Purchase  Simply Signature             Chase            850,000.00  4/13/2006  N         2
1522126810    522,600.00    520,324.83  Purchase  Full Documentation           Chase          1,450,000.00   4/4/2006  N         2
1539776569    650,000.00    647,533.84  Purchase  Full Documentation           Chase            865,000.00   4/3/2006  N         2
1539792124    727,500.00    724,408.83  C/O Refi  Simply Signature             Chase            970,000.00  3/28/2006  N         2
1539792554    605,000.00    604,000.00  R/T Refi  Simply Signature             Chase            870,000.00  3/29/2006  N         2
1539796828    432,000.00    432,000.00  C/O Refi  Full Documentation           Chase            605,000.00  3/20/2006  N         2
1539805736    613,000.00    605,327.88  Purchase  Simply Signature             Chase            880,000.00  4/13/2006  N         2
1539812390    520,000.00    520,000.00  Purchase  Simply Signature             Chase            675,000.00  4/14/2006  N         2
1574375952    624,000.00    619,509.54  Purchase  Full Documentation           Chase            780,000.00 12/20/2005  N         2
1574387893    575,000.00    572,372.61  Purchase  Full Documentation           Chase            970,000.00  3/13/2006  N         2
1574422520    619,000.00    616,743.38  C/O Refi  Simply Signature             Chase            920,000.00  3/31/2006  N         2
1574425336  1,100,000.00  1,095,006.53  C/O Refi  Simply Signature             Chase          1,700,000.00  3/29/2006  N         2
1574428957    482,000.00    479,797.58  C/O Refi  Full Documentation           Chase            680,000.00  3/23/2006  N         2
1574431951    568,000.00    565,463.38  Purchase  Full Documentation           Chase            715,000.00  3/31/2006  N         2
1574437153    424,000.00    422,562.86  Purchase  Simply Signature             Chase            548,000.00   4/7/2006  N         2
1596756144    519,200.00    516,827.59  Purchase  Simply Signature             Chase            650,000.00  3/20/2006  N         2
1596757555    440,000.00    440,000.00  Purchase  Simply Signature             Chase            550,000.00  3/23/2006  N         2
1596759460    937,500.00    932,110.31  C/O Refi  Full Documentation           Chase          1,250,000.00  3/15/2006  N         2
1596762486    532,000.00    531,999.99  Purchase  Simply Signature             Chase            665,000.00  3/28/2006  N         2
1596763729    427,000.00    425,185.64  R/T Refi  Simply Signature             Chase            545,000.00  3/24/2006  N         2
1596765815    488,000.00    486,220.84  Purchase  Simply Signature             Chase            610,000.00   4/3/2006  N         2
1596765848    570,000.00    567,457.56  C/O Refi  Simply Signature             Chase            750,000.00  3/28/2006  N         2
1596766192    802,500.00    799,090.13  C/O Refi  Simply Signature             Chase          1,070,000.00  3/27/2006  N         2
1596767413    563,200.00    560,626.57  C/O Refi  Simply Signature             Chase            704,000.00  3/28/2006  N         2
1596767752    500,000.00    498,263.41  R/T Refi  Simply Signature             Chase            635,000.00   4/7/2006  N         2
1596768960    700,000.00    700,000.00  C/O Refi  Simply Signature             Chase          1,316,000.00   4/6/2006  N         2
1600193065    500,000.00    498,220.80  Purchase  Full Documentation           Chase            720,000.00   4/4/2006  N         2
1609168941    500,000.00    497,823.19  C/O Refi  Full Documentation           Chase            670,000.00  3/29/2006  N         2
1614086595    535,000.00    535,000.00  C/O Refi  Full Documentation           Chase            795,000.00  3/27/2006  N         2
1639218550  1,235,000.00  1,227,430.01  Purchase  Full Documentation           Chase          2,500,000.00  1/13/2006  N         2
1645141574    552,000.00    549,596.82  Purchase  Simply Signature             Chase            700,000.00  3/28/2006  N         2
1730067403    488,000.00    486,305.13  Purchase  Simply Signature             Chase            610,000.00   4/3/2006  N         2
1742270550    707,000.00    703,769.45  C/O Refi  Streamlined                  Chase          1,700,000.00   3/6/2006  N         2
1742281331    750,000.00    646,267.01  Purchase  Full Documentation           Chase          1,585,000.00   4/4/2006  N         2
1742282640    585,600.00    582,985.31  Purchase  Simply Signature             Chase            900,000.00   4/5/2006  N         2
1742285649    650,000.00    647,170.14  Purchase  Simply Signature             Chase            870,000.00  3/30/2006  N         2
1742288658    456,000.00    454,564.13  C/O Refi  Full Documentation           Chase            585,000.00  4/10/2006  N         2
1742289537    480,000.00    479,958.50  C/O Refi  Full Documentation           Chase            610,000.00  3/21/2006  N         2
1742291550    476,250.00    476,250.00  Purchase  Simply Signature             Chase            637,000.00  3/31/2006  N         2
1742295530    440,000.00    438,434.28  R/T Refi  Full Documentation           Chase            675,000.00  3/31/2006  N         2
1742295711    584,000.00    581,395.13  Purchase  Full Documentation           Chase            730,000.00  3/23/2006  N         2
1742299268    436,000.00    434,140.21  Purchase  Full Documentation           Chase            595,000.00  3/28/2006  N         2
1742311986    520,000.00    520,000.00  Purchase  Full Documentation           Chase            650,000.00   4/7/2006  N         2
1760352599    432,000.00    428,657.67  R/T Refi  Full Documentation           Chase            595,000.00  11/9/2005  N         2
1760396244    750,000.00    745,176.03  C/O Refi  Full Documentation           Chase          1,600,000.00 12/30/2005  N         2
1760420429    490,000.00    487,432.80  C/O Refi  Full Documentation           Chase            850,000.00  2/13/2006  N         2
1760424463    642,000.00    638,470.23  Purchase  Full Documentation           Chase            818,000.00  2/16/2006  N         2
1760434230    648,000.00    645,856.65  Purchase  Full Documentation           Chase            830,000.00   4/7/2006  N         2
1760435925    608,000.00    605,288.06  Purchase  Full Documentation           Chase            760,000.00  3/28/2006  N         2
1760439008    812,500.00    808,787.40  Purchase  Full Documentation           Chase          1,250,000.00  3/14/2006  N         2
1760442341    639,200.00    635,685.62  Purchase  Full Documentation           Chase            820,000.00   3/3/2006  N         2
1760444835    700,000.00    697,444.05  Purchase  Full Documentation           Chase            999,000.00  4/11/2006  N         2
1760448610    556,000.00    553,456.84  Purchase  Simply Signature             Chase            695,000.00  3/31/2006  N         2
1760449602    617,350.00    615,099.40  Purchase  Full Documentation           Chase            792,000.00   4/6/2006  N         2
1760450215    550,000.00    547,499.83  Purchase  Full Documentation           Chase            640,000.00  3/27/2006  N         2
1760451149    768,750.00    765,008.08  C/O Refi  Full Documentation           Chase          1,025,000.00  3/17/2006  N         2
1760451251    800,000.00    795,822.24  C/O Refi  Full Documentation           Chase          1,075,000.00  3/17/2006  N         2
1760452640    622,500.00    619,854.96  Purchase  Simply Signature             Chase            830,000.00  3/31/2006  N         2
1760453494    560,000.00    552,333.30  Purchase  Simply Signature             Chase            860,000.00  4/10/2006  N         2
1760453701    500,000.00    497,715.29  Purchase  Full Documentation           Chase            625,000.00  3/31/2006  N         2
1760455456    500,000.00    497,715.29  C/O Refi  Full Documentation           Chase            995,000.00  3/23/2006  N         2
1760457531    637,500.00    635,296.21  R/T Refi  Simply Signature             Chase            850,000.00  3/29/2006  N         2
1760457790    528,000.00    527,999.54  Purchase  Simply Signature             Chase            660,000.00   4/5/2006  N         2
1760460354    800,000.00    797,221.51  Purchase  Simply Signature             Chase          1,250,000.00  4/12/2006  N         2
1760460649    480,000.00    478,291.92  C/O Refi  Full Documentation           Chase            600,000.00  4/10/2006  N         2
1760461186    620,000.00    617,739.73  C/O Refi  Simply Signature             Chase            775,000.00   4/7/2006  N         2
1760464617    650,000.00    646,282.47  C/O Refi  Full Documentation           Chase            975,000.00   4/5/2006  N         2
1760466893    560,000.00    558,055.07  R/T Refi  Simply Signature             Chase            715,000.00   4/3/2006  N         2
1760467229    476,000.00    474,264.69  Purchase  Simply Signature             Chase            595,000.00  4/11/2006  N         2
1761543694    493,000.00    491,202.74  C/O Refi  Simply Signature             Chase            650,000.00  4/10/2006  N         2
1813285046    550,000.00    547,486.91  Purchase  Simply Signature             Chase          1,035,000.00  3/28/2006  N         2
1821289687    511,920.00    509,691.32  Purchase  Simply Signature             Chase            645,000.00  3/31/2006  N         2
1826413193    531,300.00    529,409.41  C/O Refi  Simply Signature             Chase            900,000.00   4/4/2006  N         2
1835132413    440,000.00    438,471.85  C/O Refi  Full Documentation           Chase            555,000.00   4/4/2006  N         2
1844402246    450,000.00    448,087.95  Purchase  Simply Signature             Chase            760,000.00  3/24/2006  N         2
1844421116    440,000.00    437,580.83  Purchase  Full Documentation           Chase            625,000.00  2/23/2006  N         2
1844486723    600,000.00    597,257.91  C/O Refi  Full Documentation           Chase            770,000.00  3/30/2006  N         2
1845566679    580,000.00    577,474.91  Purchase  Full Documentation           Chase            754,600.00  3/17/2006  N         2
 35485184   1,000,000.00    995,539.63  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,500,000.00  3/29/2006  N         2
 34179267     490,320.00    488,079.57  Purchase  FAD(Full or Alt or AUS)      SunTrust         615,000.00  3/24/2006  N         2
 34988030     570,000.00    566,336.68  C/O Refi  NIV                          SunTrust         850,000.00  2/27/2006  N         2
 35452770     563,250.00    560,797.82  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         751,000.00  3/22/2006  N         2
 32146649     782,000.00    778,595.45  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,429,000.00  3/27/2006  N         2
 203252622    476,000.00    473,927.67  Purchase  FAD(Full or Alt or AUS)      SunTrust         596,000.00  3/31/2006  N         2
 203053780    531,250.00    528,822.50  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,250,000.00  3/21/2006  N         2
 203260591    520,000.00    517,570.26  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         900,000.00  3/29/2006  N         2
 144378262    512,000.00    509,660.51  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         750,000.00  3/21/2006  N         2
 202877155    490,000.00    487,585.17  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         725,000.00  3/21/2006  N         2
 203148069    490,000.00    487,761.07  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         720,000.00   3/8/2006  N         2
 203169909    664,000.00    661,178.64  Purchase  FAD(Full or Alt or AUS)      SunTrust         836,000.00  3/13/2006  N         2
 202960258  1,000,000.00    995,646.40  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,500,000.00  3/22/2006  N         2
 203227418    560,000.00    557,539.00  Purchase  FAD(Full or Alt or AUS)      SunTrust         700,000.00  3/29/2006  N         2
 203241021    477,600.00    475,469.70  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         597,000.00  3/21/2006  N         2
 144860301    637,500.00    633,889.30  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         850,000.00  3/28/2006  N         2
 203048681    437,500.00    435,500.92  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         648,000.00  3/13/2006  N         2
 203266481    486,000.00    483,884.14  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         745,000.00  3/24/2006  N         2
 203124458    660,000.00    656,984.26  Purchase  FAD(Full or Alt or AUS)      SunTrust         825,000.00   3/7/2006  N         2
 144934791    584,000.00    581,331.51  Purchase  FAD(Full or Alt or AUS)      SunTrust         730,000.00   4/3/2006  N         2
 203346168    620,250.00    617,415.91  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         845,000.00  3/29/2006  N         2
 203210380    500,000.00    497,650.98  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         725,000.00  3/27/2006  N         2
 203077680    516,000.00    513,698.48  Purchase  FAD(Full or Alt or AUS)      SunTrust         645,000.00  3/24/2006  N         2
 203237706    635,000.00    632,098.49  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         920,000.00  3/20/2006  N         2
 203220116    500,000.00    497,715.35  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         825,000.00  3/31/2006  N         2
 203269345    495,000.00    492,792.12  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         660,000.00  3/31/2006  N         2
 203216239    500,000.00    498,220.76  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         650,000.00  3/30/2006  N         2
 203365267    512,000.00    509,770.97  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         640,000.00  3/27/2006  N         2
 34423731     515,000.00    512,646.81  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         650,000.00  3/31/2006  N         2
 37510237     464,000.00    461,979.90  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         670,000.00  3/29/2006  N         2
 144774163  1,000,000.00    995,430.66  Purchase  NIV                          SunTrust       2,730,000.00   4/3/2006  N         2
 203320031    560,000.00    557,677.96  R/T Refi  NIV                          SunTrust         750,000.00  3/29/2006  N         2
 203165618    775,000.00    771,543.22  R/T Refi  NIV                          SunTrust       1,150,000.00   3/6/2006  N         2
 202852620    522,000.00    519,496.89  R/T Refi  NIV                          SunTrust         810,000.00   3/7/2006  N         2
 144671971    645,000.00    642,052.79  C/O Refi  NIV                          SunTrust       1,200,000.00  3/23/2006  N         2
 203137229    530,000.00    527,692.59  C/O Refi  NIV                          SunTrust         800,000.00   3/7/2006  N         2
 202970877  1,937,750.00  1,923,534.76  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       2,981,200.00  3/16/2006  N         2
 29598422     530,000.00    521,398.66  Purchase  FAD(Full or Alt or AUS)      SunTrust         705,000.00  4/13/2006  N         2
 29893443     634,000.00    629,326.99  Purchase  FAD(Full or Alt or AUS)      SunTrust         850,000.00 12/23/2005  N         2
 30722045     450,000.00    448,379.39  Purchase  FAD(Full or Alt or AUS)      SunTrust         693,000.00  4/25/2006  N         2
 35226414     543,750.00    538,640.71  Purchase  FAD(Full or Alt or AUS)      SunTrust         725,000.00  4/14/2006  N         2
 35392919   1,150,000.00  1,146,005.94  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       2,350,000.00  4/14/2006  N         2
 144104668    588,000.00    585,744.11  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         735,000.00  4/10/2006  N         2
 144108453    600,000.00    597,812.67  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         750,000.00  4/24/2006  N         2
 144550175    650,000.00    647,630.36  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         880,000.00  4/12/2006  N         2
 144608312    498,750.00    496,931.78  Purchase  NIV                          SunTrust         750,000.00  4/28/2006  N         2
 144708005    460,000.00    458,402.32  Purchase  FAD(Full or Alt or AUS)      SunTrust         600,000.00  4/24/2006  N         2
 144728011    500,000.00    498,220.76  Purchase  NIV                          SunTrust         725,000.00   5/1/2006  N         2
 144768397    510,000.00    508,140.76  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         740,000.00  4/10/2006  N         2
 144861184    468,000.00    468,000.00  Purchase  NIV                          SunTrust         585,000.00  4/20/2006  N         2
 144863545    500,000.00    498,263.41  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         695,000.00  4/17/2006  N         2
 144867470    465,000.00    463,423.88  C/O Refi  NIV                          SunTrust         650,000.00  4/24/2006  N         2
 144936366    550,000.00    548,135.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         845,000.00  4/11/2006  N         2
 144937174    740,000.00    737,366.72  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,450,000.00  4/17/2006  N         2
 144959566    700,000.00    697,387.37  C/O Refi  NIV                          SunTrust       1,000,000.00  4/18/2006  N         2
 144961117    449,000.00    446,761.06  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         665,000.00  4/24/2006  N         2
 203123310    479,900.00    477,706.97  Purchase  FAD(Full or Alt or AUS)      SunTrust         605,000.00  3/30/2006  N         2
 203173232    652,000.00    649,091.82  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         815,000.00  3/24/2006  N         2
 203248604    485,800.00    484,153.35  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         615,000.00  4/11/2006  N         2
 203250295    474,500.00    472,811.50  Purchase  FAD(Full or Alt or AUS)      SunTrust         640,000.00  4/27/2006  N         2
 203258520    645,000.00    644,991.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         820,000.00  4/11/2006  N         2
 203266598    612,000.00    605,814.73  Purchase  FAD(Full or Alt or AUS)      SunTrust         765,000.00  3/30/2006  N         2
 203275359    607,000.00    604,787.13  R/T Refi  NIV                          SunTrust       1,124,000.00  4/14/2006  N         2
 203276969    450,000.00    448,064.91  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         730,000.00  4/13/2006  N         2
 203277603    432,700.00    431,197.17  Purchase  FAD(Full or Alt or AUS)      SunTrust         545,000.00  4/14/2006  N         2
 203280169    504,000.00    500,681.42  Purchase  PS+(PS + W-2 or 1040)        SunTrust         650,000.00  4/20/2006  N         2
 203281209    581,250.00    579,181.64  C/O Refi  NIV                          SunTrust         775,000.00  4/10/2006  N         2
 203281373    496,000.00    493,943.31  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         630,000.00  3/27/2006  N         2
 203282025    583,000.00    580,857.66  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,100,000.00  4/11/2006  N         2
 203288071    506,000.00    504,242.61  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         875,000.00  4/28/2006  N         2
 203324314    489,000.00    487,217.31  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         647,000.00  4/17/2006  N         2
 203329933    500,000.00    497,769.84  C/O Refi  PS+(PS + W-2 or 1040)        SunTrust         920,000.00  3/31/2006  N         2
 203332002    848,000.00    844,982.39  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,100,000.00  4/25/2006  N         2
 203333760    503,200.00    501,406.67  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         629,000.00  4/19/2006  N         2
 203341771    470,000.00    470,000.00  C/O Refi  NIV                          SunTrust         640,000.00  4/12/2006  N         2
 203366000    750,000.00    750,000.00  Purchase  FAD(Full or Alt or AUS)      SunTrust         950,000.00  4/24/2006  N         2
 203366752    443,000.00    441,384.98  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         595,000.00  4/17/2006  N         2
 203367156    508,000.00    506,235.67  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         635,000.00  4/21/2006  N         2
 203387592    462,500.00    460,854.22  Purchase  FAD(Full or Alt or AUS)      SunTrust         780,000.00  4/28/2006  N         2
 203388715    525,000.00    523,176.59  C/O Refi  NIV                          SunTrust         860,000.00  4/24/2006  N         2
 203392378    460,000.00    458,362.24  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         575,000.00  4/17/2006  N         2
 203405865    692,000.00    689,537.54  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,400,000.00  4/17/2006  N         2
 203408190    835,000.00    835,000.00  C/O Refi  NIV                          SunTrust       1,850,000.00  4/24/2006  N         2
 203412705    620,250.00    617,113.24  Purchase  FAD(Full or Alt or AUS)      SunTrust         827,000.00  4/26/2006  N         2
 203418371    650,000.00    647,742.48  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,300,000.00  4/17/2006  N         2
 203419627    467,000.00    465,255.52  C/O Refi  NIV                          SunTrust       1,100,000.00  4/19/2006  N         2
 203436027    620,800.00    618,590.88  Purchase  FAD(Full or Alt or AUS)      SunTrust         776,000.00  4/24/2006  N         2
 37751914     598,400.00    596,919.87  Purchase  FAD(Full or Alt or AUS)      SunTrust         750,000.00  5/19/2006  N         2
 203506878    500,000.00    498,636.59  Purchase  FAD(Full or Alt or AUS)      SunTrust         730,000.00  5/15/2006  N         2
 37792215     750,000.00    748,051.87  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,100,000.00  5/19/2006  N         2
 35572445     455,000.00    453,874.57  C/O Refi  NIV                          SunTrust         700,000.00  5/16/2006  N         2
 35036789     614,200.00    612,565.33  Purchase  NIV                          SunTrust         840,000.00  5/22/2006  N         2
 144995024    522,400.00    521,075.79  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         660,000.00  5/24/2006  N         2
 145216008    646,000.00    644,322.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,250,000.00  5/23/2006  N         2
 203438940    560,000.00    557,958.49  Purchase  FAD(Full or Alt or AUS)      SunTrust         719,000.00  4/20/2006  N         2
 36979631   1,089,000.00  1,081,171.34  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,950,000.00  5/24/2006  N         2
 203505847    570,500.00    569,053.87  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         880,000.00  5/25/2006  N         2
 203581830    587,900.00    586,445.85  Purchase  FAD(Full or Alt or AUS)      SunTrust         735,000.00  5/19/2006  N         2
 203443015    750,000.00    747,954.91  Purchase  FAD(Full or Alt or AUS)      SunTrust       1,025,000.00  5/25/2006  N         2
 203466800    580,000.00    578,456.36  Purchase  FAD(Full or Alt or AUS)      SunTrust         880,000.00   5/1/2006  N         2
 203451844    900,000.00    897,604.68  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,622,000.00  5/10/2006  N         2
 203509310    540,000.00    538,562.80  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         950,000.00   5/3/2006  N         2
 203472691    518,000.00    518,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,200,000.00   5/8/2006  N         2
 145003307    448,000.00    446,807.64  Purchase  FAD(Full or Alt or AUS)      SunTrust         560,000.00  5/26/2006  N         2
 144420486    490,000.00    488,727.20  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         775,000.00  5/16/2006  N         2
 203588702    710,000.00    710,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,050,000.00  5/12/2006  N         2
 203546825    550,000.00    548,605.83  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         687,500.00  5/25/2006  N         2
 203570544    650,000.00    648,311.62  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         955,000.00   5/5/2006  N         2
 144121746    696,000.00    694,102.19  Purchase  FAD(Full or Alt or AUS)      SunTrust         884,000.00  5/15/2006  N         2
 31612872   1,475,000.00  1,430,290.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       3,200,000.00  5/30/2006  N         2
 203346283    650,000.00    648,392.25  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         835,000.00   5/2/2006  N         2
 144125887    785,000.00    782,929.04  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,050,000.00  5/16/2006  N         2
 35055086     800,000.00    795,896.17  Purchase  FAD(Full or Alt or AUS)      SunTrust       1,003,060.00   5/8/2006  N         2
 203498084    530,000.00    527,217.60  Purchase  FAD(Full or Alt or AUS)      SunTrust         815,000.00  5/23/2006  N         2
 203423926    500,000.00    498,636.62  Purchase  FAD(Full or Alt or AUS)      SunTrust         725,000.00  5/25/2006  N         2
 203541974    752,000.00    752,000.00  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         940,000.00  5/25/2006  N         2
 203436449    632,700.00    628,954.84  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         925,000.00   5/9/2006  N         2
 37211331   1,500,000.00  1,496,103.76  Purchase  FAD(Full or Alt or AUS)      SunTrust       3,500,000.00  5/15/2006  N         2
 145002358    710,000.00    708,155.76  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,180,000.00  5/26/2006  N         2
 145128518    428,000.00    428,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         625,000.00  5/10/2006  N         2
 203190327    439,000.00    437,252.92  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         730,000.00   5/8/2006  N         2
 35413145     545,100.00    543,684.10  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         700,000.00  5/30/2006  N         2
 203530522    645,000.00    643,241.24  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         960,000.00  5/24/2006  N         2
 203509377    550,000.00    548,571.38  Purchase  FAD(Full or Alt or AUS)      SunTrust         875,000.00  5/15/2006  N         2
 203496260    650,000.00    648,311.62  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         850,000.00  5/15/2006  N         2
 144996873    539,000.00    538,975.97  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         770,000.00  5/17/2006  N         2
 203542337    458,800.00    457,637.01  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         575,000.00  5/22/2006  N         2
 203501036    790,500.00    788,396.11  Purchase  FAD(Full or Alt or AUS)      SunTrust       1,019,500.00   5/8/2006  N         2
 144103041    655,050.00    243,802.89  Purchase  FAD(Full or Alt or AUS)      SunTrust         825,000.00  4/26/2006  N         2
 203559737    436,000.00    434,867.48  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         585,000.00  5/24/2006  N         2
 203311691    624,750.00    622,580.17  Purchase  FAD(Full or Alt or AUS)      SunTrust         735,000.00  4/28/2006  N         2
 203554134    500,000.00    498,701.22  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         930,000.00  5/16/2006  N         2
 203508221    790,500.00    788,592.27  R/T Refi  FAD(Full or Alt or AUS)      SunTrust       1,825,000.00  5/15/2006  N         2
 144106697    875,000.00    875,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,400,000.00  5/24/2006  N         2
 203663844    548,000.00    544,641.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         685,000.00  5/25/2006  N         2
 203546445    488,000.00    486,701.20  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         610,000.00  5/30/2006  N         2
 203512199    450,000.00    448,859.33  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         640,000.00   5/2/2006  N         2
 203453071    745,000.00    745,000.00  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       1,005,000.00  5/17/2006  N         2
 203401559    458,400.00    457,150.06  Purchase  FAD(Full or Alt or AUS)      SunTrust         575,000.00  5/10/2006  N         2
 203287008    494,000.00    492,652.96  Purchase  FAD(Full or Alt or AUS)      SunTrust         670,000.00   5/4/2006  N         2
 203638739    564,000.00    563,049.63  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         705,000.00   6/2/2006  N         2
 203532031    536,000.00    534,607.72  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         670,000.00  5/19/2006  N         2
 203533567    568,950.00    567,397.81  Purchase  FAD(Full or Alt or AUS)      SunTrust         865,000.00  5/19/2006  N         2
 203390489    640,000.00    637,730.20  Purchase  FAD(Full or Alt or AUS)      SunTrust         800,000.00  5/22/2006  N         2
 203461694    489,600.00    487,815.12  Purchase  FAD(Full or Alt or AUS)      SunTrust         660,000.00  4/27/2006  N         2
 145210761    468,900.00    467,449.82  Purchase  FAD(Full or Alt or AUS)      SunTrust         710,000.00  5/22/2006  N         2
 203440789    615,200.00    613,602.00  Purchase  FAD(Full or Alt or AUS)      SunTrust         780,000.00   5/9/2006  N         2
 144871951    500,000.00    498,732.37  Purchase  FAD(Full or Alt or AUS)      SunTrust         660,000.00  5/25/2006  N         2
 144126034    650,000.00    648,227.61  Purchase  FAD(Full or Alt or AUS)      SunTrust         831,000.00   5/8/2006  N         2
 203438429    550,000.00    548,452.65  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         900,000.00  5/10/2006  N         2
 203496385    504,000.00    502,625.69  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         790,000.00  5/19/2006  N         2
 203647870    650,000.00    648,174.77  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         900,000.00  5/31/2006  N         2
 203407275    492,000.00    490,658.45  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         615,000.00   5/2/2006  N         2
 144862547    596,000.00    594,451.87  Purchase  FAD(Full or Alt or AUS)      SunTrust         745,000.00  5/22/2006  N         2
 203353883    490,000.00    488,246.38  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         847,000.00  4/25/2006  N         2
 144721941    620,000.00    618,309.39  Purchase  FAD(Full or Alt or AUS)      SunTrust         785,000.00  5/26/2006  N         2
 203449756    505,000.00    503,623.00  Purchase  FAD(Full or Alt or AUS)      SunTrust         760,000.00  5/23/2006  N         2
 203520432    560,000.00    558,648.55  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         735,000.00  5/17/2006  N         2
 145002713    455,000.00    453,818.12  Purchase  FAD(Full or Alt or AUS)      SunTrust         680,000.00  5/30/2006  N         2
 203417696    429,000.00    427,510.04  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         550,000.00  4/28/2006  N         2
 145210332    600,720.00    599,159.63  Purchase  FAD(Full or Alt or AUS)      SunTrust         760,000.00   6/2/2006  N         2
 144919206    572,000.00    570,514.20  Purchase  FAD(Full or Alt or AUS)      SunTrust         716,000.00  5/25/2006  N         2
 35074947     537,600.00    536,203.60  R/T Refi  FAD(Full or Alt or AUS)      SunTrust         838,000.00  5/31/2006  N         2
 203360904    450,000.00    448,359.49  Purchase  FAD(Full or Alt or AUS)      SunTrust         650,000.00  4/16/2006  N         2
 203461355    430,000.00    428,865.74  C/O Refi  FAD(Full or Alt or AUS)      SunTrust         575,000.00  5/25/2006  N         2
 203563762    650,000.00    648,311.62  C/O Refi  FAD(Full or Alt or AUS)      SunTrust       2,650,000.00  5/31/2006  N         2
 202596078    468,500.00    467,253.09  Purchase  FAD(Full or Alt or AUS)      SunTrust         586,000.00  5/24/2006  N         2
 203364773  1,000,000.00    996,354.47  Purchase  NIV                          SunTrust       1,650,000.00   4/7/2006  N         2
 203402300    500,000.00    498,263.41  C/O Refi  NIV                          SunTrust         910,000.00  4/24/2006  N         2
 203474143    445,200.00    443,615.80  Purchase  NIV                          SunTrust         560,000.00  4/26/2006  N         2
 36549939     617,500.00    615,800.51  C/O Refi  NIV                          SunTrust         950,000.00  5/12/2006  N         2
 144996477    420,000.00    418,877.05  C/O Refi  NIV                          SunTrust         560,000.00  5/22/2006  N         2
 144993615    450,000.00    448,831.10  C/O Refi  NIV                          SunTrust         850,000.00  5/25/2006  N         2
 144686219    575,000.00    570,354.87  Purchase  NIV                          SunTrust         770,000.00  5/19/2006  N         2
 203386008    477,000.00    475,761.00  R/T Refi  NIV                          SunTrust         624,000.00  5/10/2006  N         2
 203228523    472,500.00    469,426.36  Purchase  NIV                          SunTrust         680,000.00  3/28/2006  N         2
 203570700    500,000.00    498,000.00  Purchase  NIV                          SunTrust       1,100,000.00  5/10/2006  N         2
 203603816    536,000.00    533,901.40  C/O Refi  NIV                          SunTrust         715,000.00  5/25/2006  N         2
 144987500    579,000.00    544,000.00  Purchase  NIV                          SunTrust         785,000.00  5/17/2006  N         2
 144995255    468,750.00    467,561.78  C/O Refi  NIV                          SunTrust         625,000.00  5/15/2006  N         2
 203385075    549,000.00    547,092.79  C/O Refi  NIV                          SunTrust         750,000.00  4/28/2006  N         2
 144921343    420,000.00    418,909.03  C/O Refi  NIV                          SunTrust       1,060,000.00  5/22/2006  N         2
 144969219    728,000.00    725,495.57  C/O Refi  NIV                          SunTrust         910,000.00  5/26/2006  N         2
 144995214    485,000.00    483,740.19  C/O Refi  NIV                          SunTrust         697,000.00  5/25/2006  N         2
 203496658    446,000.00    444,216.80  R/T Refi  PS+(PS + W-2 or 1040)        SunTrust         560,000.00   5/2/2006  N         2
3062111590    528,000.00    526,210.37  R/T Refi  Full                         WAMU           1,425,000.00  4/26/2006  N         2
3062643220    564,000.00    562,535.02  Purchase  Full                         WAMU             705,000.00  5/26/2006  N         2
 66722935     455,000.00    453,457.77  C/O Refi  Full                         WAMU             850,000.00  4/24/2006  N         2
 66738907     561,000.00    558,543.10  R/T Refi  Full                         WAMU             875,000.00  4/26/2006  N         2
 66759143     483,990.00    482,732.83  C/O Refi  Full                         WAMU             720,000.00  5/15/2006  N         2
 66769134     485,000.00    483,770.62  C/O Refi  Full                         WAMU             635,000.00  5/30/2006  N         2
3061029454    443,000.00    441,849.31  R/T Refi  Full                         WAMU             630,000.00  5/10/2006  N         2
3061037192    525,000.00    523,669.20  C/O Refi  Full                         WAMU             835,000.00  5/15/2006  N         2
3061345710    520,000.00    518,193.93  Purchase  Full                         WAMU             650,000.00   5/8/2006  N         2
3061346700    446,000.00    444,841.51  C/O Refi  Full                         WAMU             607,000.00  5/16/2006  N         2
3061396572    552,000.00    550,082.86  R/T Refi  Full                         WAMU           1,150,000.00  4/26/2006  N         2
3061397992    481,000.00    479,369.65  C/O Refi  Full                         WAMU             625,000.00  4/28/2006  N         2
3061406975    610,000.00    608,453.74  C/O Refi  Full                         WAMU             765,000.00  5/30/2006  N         2
3061593392    492,000.00    490,752.86  Purchase  Full                         WAMU             615,000.00  5/10/2006  N         2
3061677757    553,000.00    551,079.38  R/T Refi  Low                          WAMU             760,000.00  4/26/2006  N         2
3061704981    678,000.00    675,645.22  R/T Refi  Full                         WAMU           1,250,000.00   5/1/2006  N         2
3061905315    480,000.00    478,783.28  R/T Refi  Low                          WAMU             615,000.00  5/10/2006  N         2
3061907154    465,500.00    463,883.30  R/T Refi  Low                          WAMU             640,000.00  4/26/2006  N         2
3061953109    526,500.00    524,671.41  Purchase  Full                         WAMU             796,500.00  4/24/2006  N         2
3061960435    468,000.00    466,374.58  R/T Refi  Full                         WAMU             710,000.00   5/3/2006  N         2
3061960591    612,000.00    609,874.48  C/O Refi  Full                         WAMU             875,000.00  4/28/2006  N         2
3062007665    562,000.00    559,909.46  C/O Refi  Full                         WAMU             752,500.00   5/4/2006  N         2
3062120963    753,000.00    461,430.63  R/T Refi  Full                         WAMU           1,750,000.00   5/1/2006  N         2
3062131887    620,000.00    615,935.17  C/O Refi  Full                         WAMU             775,000.00  4/27/2006  N         2
3062132166    520,000.00    518,193.99  C/O Refi  Full                         WAMU             650,000.00   5/3/2006  N         2
3062133230    600,000.00    597,899.27  R/T Refi  Full                         WAMU             755,000.00  4/26/2006  N         2
3062133958    844,000.00    841,068.70  R/T Refi  Low                          WAMU           1,375,000.00  4/24/2006  N         2
3062139534    680,000.00    678,233.69  C/O Refi  Low                          WAMU           1,500,000.00   5/5/2006  N         2
3062141209    795,000.00    792,984.82  R/T Refi  Full                         WAMU           1,170,000.00  5/16/2006  N         2
3062165422    660,000.00    657,506.06  Purchase  Full                         WAMU           1,025,000.00   5/1/2006  N         2
3062166651    424,000.00    422,925.23  R/T Refi  Full                         WAMU             530,000.00   5/8/2006  N         2
3062202944    704,000.00    702,215.48  R/T Refi  Low                          WAMU             890,000.00  5/12/2006  N         2
3062313709    640,000.00    638,337.59  C/O Refi  Full                         WAMU           1,270,000.00   5/8/2006  N         2
3062314954    515,000.00    513,211.36  R/T Refi  Full                         WAMU             850,000.00  4/27/2006  N         2
3062315696    488,000.00    486,731.58  Purchase  Full                         WAMU             610,000.00  5/18/2006  N         2
3062374115    660,000.00    658,327.01  R/T Refi  Full                         WAMU             830,000.00  5/26/2006  N         2
3062385996    474,000.00    472,856.07  Purchase  Full                         WAMU             593,000.00  5/16/2006  N         2
3062396308    614,000.00    612,405.15  R/T Refi  Full                         WAMU           1,550,000.00  5/30/2006  N         2
3062398833    810,000.00    807,896.04  C/O Refi  Full                         WAMU           1,340,000.00  5/15/2006  N         2
3062497965    670,000.00    668,149.96  C/O Refi  Low                          WAMU             975,000.00   5/8/2006  N         2
3062498690    488,000.00    486,345.94  Purchase  Low                          WAMU             610,000.00  4/26/2006  N         2
3062509181    705,000.00    703,212.94  C/O Refi  Full                         WAMU             980,000.00  5/18/2006  N         2
3062509835    492,000.00    490,721.84  C/O Refi  Full                         WAMU             615,000.00  5/10/2006  N         2
3062510304    696,000.00    694,192.15  C/O Refi  Low                          WAMU             870,000.00  5/17/2006  N         2
3062511575    526,650.00    525,170.11  Purchase  Low                          WAMU             828,000.00  5/26/2006  N         2
3062620608    504,000.00    502,690.87  C/O Refi  Full                         WAMU             630,000.00  5/10/2006  N         2
3062626266    720,000.00    718,174.91  C/O Refi  Low                          WAMU             900,000.00  5/15/2006  N         2
3062631985    509,000.00    506,018.67  R/T Refi  Streamline                   WAMU             700,000.00  5/30/2006  N         2
3062678440    439,360.00    437,834.06  Purchase  Full                         WAMU             549,200.00  4/26/2006  N         2
3062683457    458,000.00    456,839.06  R/T Refi  Full                         WAMU             720,000.00   5/2/2006  N         2
3062684075    800,000.00    797,288.42  R/T Refi  Full                         WAMU           1,625,000.00  4/24/2006  N         2
3062713676    500,000.00    498,763.29  C/O Refi  Full                         WAMU           1,000,000.00  5/12/2006  N         2
3062714369    484,500.00    482,817.28  R/T Refi  Full                         WAMU             785,000.00  4/24/2006  N         2
3062718089    795,000.00    792,935.00  R/T Refi  Full                         WAMU           1,502,000.00  5/17/2006  N         2
3062720580    553,000.00    551,194.78  C/O Refi  Full                         WAMU             712,000.00  5/15/2006  N         2
3062720663    626,000.00    624,373.98  R/T Refi  Full                         WAMU             880,000.00  5/16/2006  N         2
3062748300    435,000.00    433,489.22  C/O Refi  Full                         WAMU             675,000.00  4/25/2006  N         2
3062768381    778,000.00    776,027.89  Purchase  Full                         WAMU           1,178,000.00  5/18/2006  N         2
3062803410    570,000.00    568,020.33  C/O Refi  Full                         WAMU           1,275,000.00   5/1/2006  N         2
3062804996    577,000.00    575,501.25  R/T Refi  Full                         WAMU           1,400,000.00  5/10/2006  N         2
3062810803  1,075,000.00  1,072,275.04  R/T Refi  Full                         WAMU           2,500,000.00  5/16/2006  N         2
3062815232    490,000.00    488,757.93  C/O Refi  Full                         WAMU             615,000.00  5/30/2006  N         2
3062932557    504,000.00    502,690.87  C/O Refi  Low                          WAMU             630,000.00  5/17/2006  N         2
3062963768    454,000.00    449,838.36  R/T Refi  Full                         WAMU             700,000.00  5/26/2006  N         2
3063033850    470,000.00    467,236.19  C/O Refi  Full                         WAMU             875,000.00  5/15/2006  N         2
3063035319  1,120,000.00  1,117,153.76  Purchase  Full                         WAMU           1,600,000.00  5/25/2006  N         2
3062789650    962,500.00    960,177.17  Purchase  Low                          WAMU           1,390,000.00  5/15/2006  N         2
3061166389    461,250.00    459,648.03  Purchase  Full                         WAMU             625,000.00  4/25/2006  N         2
3061873034    448,000.00    446,864.40  Purchase  Full                         WAMU             560,000.00  5/12/2006  N         2
3062025162    640,000.00    638,337.59  Purchase  Full                         WAMU             800,000.00  5/12/2006  N         2
3061876144    450,000.00    448,859.33  C/O Refi  Low                          WAMU           1,100,000.00   5/9/2006  N         2
3061745901    621,000.00    619,463.98  Purchase  Full                         WAMU             690,000.00  5/19/2006  N         2
3062412394    540,000.00    538,124.52  Purchase  Full                         WAMU             675,000.00   5/2/2006  N         2
3062661974  1,169,000.00  1,166,036.78  C/O Refi  Full                         WAMU           1,906,000.00  5/30/2006  N         2
3062472737    591,920.00    590,284.86  Purchase  Low                          WAMU             750,000.00  5/16/2006  N         2
 66756982     670,000.00    668,259.67  R/T Refi  Full                         WAMU             895,000.00  5/26/2006  N         2
3062347673    452,000.00    450,909.16  Purchase  Full                         WAMU             565,000.00  5/17/2006  N         2
3062215664    880,000.00    876,943.69  C/O Refi  Full                         WAMU           1,100,000.00   5/1/2006  N         2
3062519750    648,800.00    617,764.64  Purchase  Full                         WAMU             820,000.00  5/10/2006  N         2
3061805515    470,000.00    468,367.64  Purchase  Full                         WAMU             670,000.00  4/19/2006  N         2
3061857383    476,000.00    474,821.29  Purchase  Full                         WAMU             597,500.00  5/17/2006  N         2
3061880195    528,000.00    526,661.62  Purchase  Full                         WAMU             660,000.00  5/26/2006  N         2
3062082080    550,000.00    548,089.80  C/O Refi  Full                         WAMU             900,000.00  4/28/2006  N         2
 642642045    649,000.00    647,055.13  C/O Refi  Full                         WAMU           1,000,000.00  4/12/2006  N         2
3061160523    539,600.00    538,232.20  Purchase  Low                          WAMU             710,000.00  5/10/2006  N         2
3061802413    513,750.00    512,407.67  C/O Refi  Low                          WAMU             685,000.00   5/9/2006  N         2
3061850594    456,000.00    454,416.26  Purchase  Full                         WAMU             570,000.00   5/1/2006  N         2
3061853762    625,000.00    622,876.56  C/O Refi  Full                         WAMU             900,000.00   5/8/2006  N         2
3061853788    464,000.00    462,054.44  C/O Refi  Full                         WAMU             715,000.00  5/17/2006  N         2
3062453315    520,800.00    518,991.21  Purchase  Full                         WAMU             651,000.00  4/27/2006  N         2
3062996537    500,000.00    498,732.60  Purchase  Low                          WAMU             954,000.00  5/26/2006  N         2
3062578103    750,000.00    747,395.17  R/T Refi  Full                         WAMU           1,000,000.00   5/3/2006  N         2
3061910398  1,620,000.00  1,614,641.74  R/T Refi  Full                         WAMU           2,600,000.00  4/20/2006  N         2
3061873117    520,000.00    518,625.91  C/O Refi  Full                         WAMU             680,000.00   5/8/2006  N         2
3062446467    470,000.00    468,779.17  C/O Refi  Full                         WAMU             820,000.00   5/8/2006  N         2
3062464767    433,600.00    432,130.34  Purchase  Full                         WAMU             542,000.00  4/28/2006  N         2
3062465913    500,000.00    493,726.19  C/O Refi  Full                         WAMU             740,000.00  5/30/2006  N         2
3062470889    520,000.00    518,237.47  Purchase  Full                         WAMU             665,000.00   5/2/2006  N         2
3062472729    479,960.00    478,743.37  Purchase  Full                         WAMU             600,000.00  5/11/2006  N         2
3062901404    521,250.00    519,960.71  C/O Refi  Low                          WAMU             695,000.00  5/30/2006  N         2
3062997659    600,000.00    598,515.92  Purchase  Full                         WAMU             915,000.00  5/26/2006  N         2
 642584619    650,000.00    647,742.48  R/T Refi  Full                         WAMU             815,000.00  4/24/2006  N         2
3062443761    724,000.00    722,119.41  Purchase  Full                         WAMU             905,000.00  5/25/2006  N         2
3062468123    534,500.00    533,111.62  C/O Refi  Full                         WAMU             760,000.00  5/22/2006  N         2
3062510155  1,123,850.00  1,110,582.85  Purchase  Low                          WAMU           1,729,000.00  5/19/2006  N         2
3062543164    742,500.00    740,663.47  C/O Refi  Full                         WAMU             930,000.00  5/23/2006  N         2
3062580620    450,000.00    448,831.13  C/O Refi  Full                         WAMU             597,000.00  5/19/2006  N         2
3062588920    450,000.00    448,831.13  C/O Refi  Full                         WAMU             905,000.00  5/23/2006  N         2
 693087843    435,000.00    433,292.51  C/O Refi  Full                         WAMU             625,000.00  4/28/2006  N         2
 642261739    650,000.00    645,649.53  C/O Refi  Reduced                      WAMU             939,000.00 12/21/2005  N         2
3060508722    590,650.00    587,629.71  C/O Refi  Reduced                      WAMU           2,500,000.00  2/13/2006  N         2
3061209114  1,027,000.00  1,014,944.68  C/O Refi  Reduced                      WAMU           1,390,000.00   2/1/2006  N         2
 63218168   3,600,000.00  3,600,000.00  C/O Refi  Full                         Wells Fargo    5,500,000.00  3/21/2006  N         2
 63280382     435,000.00    430,604.75  C/O Refi  Asset Only                   Wells Fargo    1,250,000.00  3/30/2006  N         2
 63466239   2,000,000.00  1,989,984.62  Purchase  Asset Only                   Wells Fargo    3,600,000.00  3/22/2006  N         2
 63532766     256,000.00    254,885.48  C/O Refi  Asset Only                   Wells Fargo      350,000.00  3/24/2006  N         2
 63717565     730,000.00    729,999.40  C/O Refi  Asset Only                   Wells Fargo    1,175,000.00   4/6/2006  N         2
 63829717      44,650.00     44,473.74  Purchase  Asset Only                   Wells Fargo       48,000.00  3/27/2006  N         2
 64020225     338,200.00    336,763.00  Purchase  Full                         Wells Fargo      358,000.00  3/30/2006  N         2
 64080567     469,439.00    469,439.00  Purchase  Full                         Wells Fargo      670,000.00  3/30/2006  N         2
 64105489     127,920.00    127,141.85  Purchase  Asset Only                   Wells Fargo      159,900.00  3/27/2006  N         2
 64294002     560,000.00    558,055.07  C/O Refi  Asset Only                   Wells Fargo      705,000.00   4/4/2006  N         2
 64482433     461,690.00    459,680.00  Purchase  Asset Only                   Wells Fargo      531,000.00  3/30/2006  N         2
 149748725    600,000.00    597,387.82  R/T Refi  AUS                          Wells Fargo    1,100,000.00   3/7/2006  N         2
 150396968    403,200.00    403,200.00  Purchase  Full                         Wells Fargo      450,000.00   4/5/2006  N         2
 150591915    593,250.00    590,667.21  Purchase  Asset Only                   Wells Fargo      835,000.00  3/13/2006  N         2
 150803153    448,000.00    445,746.20  C/O Refi  AUS                          Wells Fargo      560,000.00  3/13/2006  N         2
 150841773    600,000.00    599,635.64  C/O Refi  Asset Only                   Wells Fargo      947,000.00  3/15/2006  N         2
 151021383    524,000.00    521,718.67  Purchase  AUS                          Wells Fargo      655,000.00   3/9/2006  N         2
 151077773    539,000.00    536,653.43  C/O Refi  Income Only                  Wells Fargo      695,000.00  3/24/2006  N         2
 151194305    559,000.00    559,000.00  C/O Refi  Asset Only                   Wells Fargo      705,000.00  3/31/2006  N         2
 151204989    666,300.00    666,300.00  R/T Refi  Asset Only                   Wells Fargo      960,000.00  3/17/2006  N         2
 151208816    468,000.00    468,000.00  Purchase  AUS                          Wells Fargo      585,000.00  3/16/2006  N         2
 151264074    466,848.00    466,466.15  C/O Refi  Full                         Wells Fargo      583,560.00  3/20/2006  N         2
 151271707    425,000.00    423,194.15  C/O Refi  Asset Only                   Wells Fargo      580,000.00  3/30/2006  N         2
 151339736    864,000.00    864,000.00  Purchase  Full                         Wells Fargo    1,105,600.00   4/5/2006  N         2
 151467024    452,000.00    450,430.14  Purchase  AUS                          Wells Fargo      568,000.00   4/3/2006  N         2

                                   EXHIBIT D-3
                                  LOAN GROUP 3
                             MORTGAGE LOAN SCHEDULE

                                      D-3-1

  LOANID      OCC    PROPTYPE  OTERM  CORTERM  OLTV     RATE    FPDATE    NDDATE    S_MATDATE     PANDI      PTDATE         OBAL

144752029 Primary    SFR        360     355   56.88   6.375   5/1/2006   9/1/2006   4/1/2036   3,637.17    8/1/2006      583,000.00
203129887 Primary    SFR        360     355   63.49   6.375   5/1/2006  10/1/2006   4/1/2036   5,312.50    9/1/2006    1,000,000.00
203041983 Primary    SFR        360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   3,448.02    8/1/2006      560,000.00
144745536 Primary    SFR        360     355   36.97    6.25   5/1/2006  10/1/2006   4/1/2036   3,755.88    9/1/2006      610,000.00
203201363 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   2,443.75    8/1/2006      460,000.00
144753068 Primary    SFR        360     355   78.83    6.25   5/1/2006   9/1/2006   4/1/2036   2,812.50    8/1/2006      540,000.00
144748084 Primary    SFR        360     356   66.71    6.25   6/1/2006  10/1/2006   5/1/2036   2,973.92    9/1/2006      483,000.00
203206404 Primary    SFR        360     355      70    6.25   5/1/2006   9/1/2006   4/1/2036   3,244.27    8/1/2006      622,900.00
144760220 Primary    SFR        360     355   58.12   6.375   5/1/2006  10/1/2006   4/1/2036   3,281.56    9/1/2006      526,000.00
144588761 Primary    SFR        360     354   63.58    6.25   4/1/2006   9/1/2006   3/1/2036   2,578.12    8/1/2006      495,000.00
203145495 Primary    PUD        360     355      51    6.25   5/1/2006   9/1/2006   4/1/2036   2,656.25    8/1/2006      510,000.00
 31090681 Primary    SFR        360     355   55.56    6.25   5/1/2006   9/1/2006   4/1/2036   6,157.17    8/1/2006    1,000,000.00
144753530 Primary    SFR        360     355      75   6.375   5/1/2006   9/1/2006   4/1/2036   3,187.50    8/1/2006      600,000.00
144608288 Primary    SFR        360     355   54.55   6.375   5/1/2006   9/1/2006   4/1/2036   3,767.63    8/1/2006      709,200.00
144752052 Primary    SFR        360     355   65.34    6.25   5/1/2006  10/1/2006   4/1/2036   3,540.38    9/1/2006      575,000.00
203233929 Primary    SFR        360     356    79.9    6.25   6/1/2006  10/1/2006   5/1/2036   3,393.84    9/1/2006      551,200.00
144742194 Primary    SFR        360     355   52.79   6.375   5/1/2006  10/1/2006   4/1/2036   5,614.83    9/1/2006      900,000.00
203167945 Primary    PUD        360     355   65.25   6.375   5/1/2006   9/1/2006   4/1/2036   2,443.75    8/1/2006      460,000.00
203058664 Primary    SFR        360     355   75.63   6.375   5/1/2006   9/1/2006   4/1/2036   5,614.83    8/1/2006      900,000.00
203030887 Primary    SFR        360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   3,154.64    8/1/2006      512,352.00
203169438 Primary    SFR        360     355      80   6.375   5/1/2006  10/1/2006   4/1/2036   2,789.95    9/1/2006      447,200.00
144737582 Primary    SFR        360     355   73.86   6.375   5/1/2006   9/1/2006   4/1/2036   4,055.16    8/1/2006      650,000.00
144751583 Primary    SFR        360     355   42.88   6.375   5/1/2006   9/1/2006   4/1/2036   3,905.43    8/1/2006      626,000.00
144860095 Primary    SFR        360     355   35.21   6.375   5/1/2006   9/1/2006   4/1/2036   2,656.25    8/1/2006      500,000.00
203181094 Primary    PUD        360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   2,832.30    8/1/2006      460,000.00
144747896 Primary    PUD        360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   2,729.17    8/1/2006      524,000.00
 32174815 Primary    SFR        360     355    20.6   6.375   5/1/2006   9/1/2006   4/1/2036   3,212.93    8/1/2006      515,000.00
 36708337 Primary    SFR        360     355   73.48    6.25   5/1/2006   9/1/2006   4/1/2036   3,817.45    8/1/2006      620,000.00
203178645 Primary    SFR        360     355   76.92    6.25   5/1/2006  10/1/2006   4/1/2036   3,078.59    9/1/2006      500,000.00
144673621 Primary    SFR        360     355   43.68   6.375   5/1/2006   9/1/2006   4/1/2036   5,926.77    8/1/2006      950,000.00
144736204 Primary    SFR        360     355   79.84    6.25   5/1/2006  10/1/2006   4/1/2036   2,557.29    9/1/2006      491,000.00
203308770 Primary    SFR        360     355   74.52   6.375   5/1/2006   9/1/2006   4/1/2036   3,743.22    8/1/2006      600,000.00
 35067909 Primary    SFR        360     356   74.97    6.25   6/1/2006   9/1/2006   5/1/2036   3,385.42    8/1/2006      650,000.00
203020102 Primary    PUD        360     354   78.36    6.25   4/1/2006   9/1/2006   3/1/2036   3,979.17    8/1/2006      764,000.00
203122916 Primary    SFR        360     355   54.12    6.25   5/1/2006   9/1/2006   4/1/2036   2,395.83    8/1/2006      460,000.00
202711156 Primary    SFR        360     352      80    6.25   2/1/2006   9/1/2006   1/1/2036   3,416.67    8/1/2006      656,000.00
144579422 Primary    PUD        360     354   62.81    6.25   4/1/2006  10/1/2006   3/1/2036   5,208.07    9/1/2006      999,950.00
 34139410 Primary    SFR        354     348      75    6.25   4/1/2006   9/1/2006   9/1/2035   3,924.74    8/1/2006      633,750.00
 34405852 Primary    SFR        360     356   65.31   6.375   6/1/2006   9/1/2006   5/1/2036   2,550.00    8/1/2006      480,000.00
 35384957 Primary    PUD        360     356   73.62    6.25   6/1/2006  10/1/2006   5/1/2036   3,125.00    9/1/2006      600,000.00
 35982040 Primary    SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   3,194.22    8/1/2006      512,000.00
 36236727 Primary    SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   3,351.13    8/1/2006      630,800.00
144308814 Primary    PUD        360     356   54.68   6.375   6/1/2006  10/1/2006   5/1/2036   2,295.00    9/1/2006      432,000.00
144769288 Primary    SFR        360     356   45.45   6.375   6/1/2006   9/1/2006   5/1/2036   3,119.35    8/1/2006      500,000.00
144776705 Primary    SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   3,053.63    8/1/2006      574,800.00
144954260 Primary    SFR        360     356   75.04   6.375   6/1/2006  10/1/2006   5/1/2036   2,869.81    9/1/2006      460,000.00
203077607 Primary    SFR        360     356      75   6.375   6/1/2006  12/1/2006   5/1/2036   3,396.97   11/1/2006      544,500.00
203166616 Primary    PUD        360     356   56.43    6.25   6/1/2006   9/1/2006   5/1/2036   4,687.50    8/1/2006      900,000.00
203172796 Primary    PUD        360     355      80    6.25   5/1/2006  10/1/2006   4/1/2036   3,694.30    9/1/2006      600,000.00
203174008 Primary    SFR        360     356    59.6   6.375   6/1/2006   9/1/2006   5/1/2036   3,680.83    8/1/2006      590,000.00
203209242 Primary    SFR        360     355   61.88   6.375   5/1/2006   9/1/2006   4/1/2036   5,259.38    8/1/2006      990,000.00
203209473 Primary    SFR        360     355   51.72   6.375   5/1/2006   9/1/2006   4/1/2036   3,979.06    8/1/2006      750,000.00
203253547 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   3,044.49    8/1/2006      488,000.00
203262704 Secondary  PUD        360     356      75    6.25   6/1/2006   9/1/2006   5/1/2036   4,040.65    8/1/2006      656,250.00
203273255 Primary    SFR        360     356    49.7   6.375   6/1/2006   9/1/2006   5/1/2036   3,119.35    8/1/2006      500,000.00
203275227 Primary    SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   4,791.33    8/1/2006      768,000.00
203275326 Primary    SFR        360     356   67.08    6.25   6/1/2006   9/1/2006   5/1/2036   4,002.17    8/1/2006      650,000.00
203276506 Primary    SFR        360     356   41.46   6.375   6/1/2006   9/1/2006   5/1/2036   5,302.90    8/1/2006      850,000.00
203281704 Primary    SFR        360     356   62.21   6.375   6/1/2006  10/1/2006   5/1/2036   2,395.94    9/1/2006      451,000.00
203300454 Primary    SFR        360     356      70   6.375   6/1/2006   9/1/2006   5/1/2036   2,621.72    8/1/2006      493,500.00
203326681 Primary    SFR        360     355   76.27    6.25   5/1/2006  10/1/2006   4/1/2036   2,770.73    9/1/2006      450,000.00
203339510 Primary    SFR        360     356      75    6.25   6/1/2006  10/1/2006   5/1/2036   3,417.23    9/1/2006      555,000.00
203345855 Primary    SFR        360     356   53.07    6.25   6/1/2006   9/1/2006   5/1/2036   2,924.66    8/1/2006      475,000.00
203381702 Primary    SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   3,478.70    8/1/2006      557,600.00
203436902 Primary    PUD        360     356      70   6.375   6/1/2006   9/1/2006   5/1/2036   5,998.05    8/1/2006      961,426.00
203351465 Investor   SFR        360     356      75    6.25   6/1/2006  10/1/2006   5/1/2036   3,879.02    9/1/2006      630,000.00
203286372 Primary    SFR        360     357   60.21   6.375   7/1/2006  11/1/2006   6/1/2036   3,662.12   10/1/2006      587,000.00
 31613524 Primary    SFR        343     336   79.94   6.375   3/1/2006   9/1/2006   9/1/2034   5,112.40    8/1/2006      806,000.00
203615406 Primary    SFR        360     357      80    6.25   7/1/2006   9/1/2006   6/1/2036   5,898.27    8/1/2006      957,950.00
203337639 Primary    SFR        360     357   71.82   6.375   7/1/2006  10/1/2006   6/1/2036   4,055.16    9/1/2006      650,000.00
203420377 Primary    PUD        360     357   69.52   6.375   7/1/2006   9/1/2006   6/1/2036   3,899.19    8/1/2006      625,000.00
203452149 Primary    SFR        360     357      80   6.375   7/1/2006  10/1/2006   6/1/2036   2,465.00    9/1/2006      464,000.00
203526819 Primary    SFR        360     357   44.55   6.375   7/1/2006   9/1/2006   6/1/2036   3,056.96    8/1/2006      490,000.00
144987856 Primary    SFR        360     357   68.89    6.25   7/1/2006  10/1/2006   6/1/2036   4,771.81    9/1/2006      775,000.00
203450804 Primary    SFR        360     357   77.83   6.375   7/1/2006   9/1/2006   6/1/2036   2,913.47    8/1/2006      467,000.00
203350061 Primary    SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   2,794.94    8/1/2006      448,000.00
203234158 Primary    SFR        360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   2,704.23    8/1/2006      439,200.00
145171328 Primary    SFR        360     357   63.64   6.375   7/1/2006   9/1/2006   6/1/2036   3,275.32    8/1/2006      525,000.00
203138359 Primary    SFR        360     356      80   6.375   6/1/2006  10/1/2006   5/1/2036   3,498.67    9/1/2006      560,800.00
203299656 Primary    SFR        360     356   74.88   6.375   6/1/2006  10/1/2006   5/1/2036   3,493.67    9/1/2006      560,000.00
144955598 Primary    SFR        360     357   72.37   6.375   7/1/2006   9/1/2006   6/1/2036   3,431.29    8/1/2006      550,000.00
203502281 Secondary  SFR        360     357   59.58   6.375   7/1/2006   9/1/2006   6/1/2036   6,226.22    8/1/2006      998,000.00
203308119 Primary    PUD        360     357   59.19    6.25   7/1/2006   9/1/2006   6/1/2036   4,919.58    8/1/2006      799,000.00
203463161 Primary    SFR        360     357   58.82   6.375   7/1/2006   9/1/2006   6/1/2036   3,431.28    8/1/2006      550,000.00
 63185128 Primary    SFR        360     355   58.82    6.25   5/1/2006   9/1/2006   4/1/2036   3,078.59    8/1/2006      500,000.00
 63251326 Primary    Condo      360     355   59.67   6.375   5/1/2006   9/1/2006   4/1/2036   1,559.67    8/1/2006      250,000.00
 63805758 Secondary  Condo      360     356   79.96    6.25   6/1/2006   9/1/2006   5/1/2036   2,752.26    8/1/2006      447,000.00
 63877955 Primary    SFR        360     355   70.15   6.375   5/1/2006  10/1/2006   4/1/2036   2,932.19    9/1/2006      470,000.00
 64356579 Primary    SFR        360     356      75    6.25   6/1/2006  10/1/2006   5/1/2036   2,840.00    9/1/2006      461,250.00
150087914 Secondary  SFR        360     355   79.94   6.375   5/1/2006   9/1/2006   4/1/2036   2,417.19    8/1/2006      455,000.00
150293017 Primary    SFR        360     354   74.81    6.25   4/1/2006   9/1/2006   3/1/2036   9,235.76    8/1/2006    1,500,000.00
150314482 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   2,854.83    8/1/2006      457,600.00
150314904 Primary    SFR        360     354      80    6.25   4/1/2006   9/1/2006   3/1/2036   3,275.62    8/1/2006      532,000.00
150319317 Primary    SFR        360     354   74.96    6.25   4/1/2006   9/1/2006   3/1/2036   3,069.36    8/1/2006      498,500.00
150321735 Primary    SFR        360     354      80   6.375   4/1/2006   9/1/2006   3/1/2036   3,269.08    8/1/2006      524,000.00
150337343 Secondary  SFR        360     356      80   6.375   6/1/2006   9/1/2006   5/1/2036   3,318.49    8/1/2006      531,920.00
150362978 Primary    SFR        360     355   71.63    6.25   5/1/2006   9/1/2006   4/1/2036   3,109.38    8/1/2006      505,000.00
150386589 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   2,884.78    8/1/2006      462,400.00
150389922 Primary    SFR        360     355   48.78   6.375   5/1/2006  10/1/2006   4/1/2036   6,238.70    9/1/2006      999,999.00
150405397 Primary    SFR        360     354      80    6.25   4/1/2006   9/1/2006   3/1/2036   3,078.59    8/1/2006      500,000.00
150479863 Primary    SFR        360     354      80    6.25   4/1/2006   9/1/2006   3/1/2036   3,226.36    8/1/2006      524,000.00
150534055 Primary    SFR        360     354   72.17    6.25   4/1/2006   9/1/2006   3/1/2036   3,201.73    8/1/2006      520,000.00
150535813 Primary    SFR        360     355   54.64    6.25   5/1/2006   9/1/2006   4/1/2036   6,156.44    8/1/2006      999,880.00
150646735 Primary    SFR        360     354   60.81   6.375   4/1/2006  10/1/2006   3/1/2036   2,807.41    9/1/2006      450,000.00
150826212 Primary    SFR        360     355      80    6.25   5/1/2006  10/1/2006   4/1/2036   2,930.20    9/1/2006      475,900.00
150828382 Primary    SFR        360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   3,526.83    8/1/2006      572,800.00
150923233 Primary    SFR        360     355   45.58   6.375   5/1/2006   9/1/2006   4/1/2036   2,801.18    8/1/2006      449,000.00
150971323 Primary    Condo      360     355      80    6.25   5/1/2006   9/1/2006   4/1/2036   2,807.68    8/1/2006      456,000.00
151068376 Primary    2-Family   360     355      75    6.25   5/1/2006  10/1/2006   4/1/2036   3,417.24    9/1/2006      555,000.00
151087251 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   2,869.81    8/1/2006      460,000.00
151093341 Primary    SFR        360     355      75   6.375   5/1/2006   9/1/2006   4/1/2036   2,713.84    8/1/2006      435,000.00
151102878 Primary    SFR        360     355   70.15   6.375   5/1/2006   9/1/2006   4/1/2036   3,487.44    8/1/2006      559,000.00
151105491 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   2,645.21    8/1/2006      424,000.00
151152527 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   2,994.58    8/1/2006      480,000.00
151208824 Primary    SFR        360     355    79.3   6.375   5/1/2006   9/1/2006   4/1/2036   3,106.25    8/1/2006      497,900.00
151263811 Primary    SFR        360     355      80   6.375   5/1/2006   9/1/2006   4/1/2036   3,743.22    8/1/2006      600,000.00
151291937 Primary    SFR        360     355      75   6.375   5/1/2006   9/1/2006   4/1/2036   3,181.74    8/1/2006      510,000.00
151365426 Primary    SFR        360     355   62.78    6.25   5/1/2006   9/1/2006   4/1/2036   2,616.80    8/1/2006      425,000.00
151377611 Primary    SFR        360     356      80   6.375   6/1/2006  10/1/2006   5/1/2036   3,518.63    9/1/2006      564,000.00
151380326 Secondary  SFR        360     356    63.5   6.375   6/1/2006   9/1/2006   5/1/2036   3,961.58    8/1/2006      635,000.00
151408838 Primary    SFR        360     356      80    6.25   6/1/2006   9/1/2006   5/1/2036   3,250.99    8/1/2006      528,000.00
151460821 Primary    Condo      360     356      80   6.375   6/1/2006  10/1/2006   5/1/2036   3,868.00    9/1/2006      620,000.00
151516168 Primary    SFR        360     355   79.96    6.25   5/1/2006   9/1/2006   4/1/2036   2,752.26    8/1/2006      447,000.00
151584596 Primary    SFR        360     355   77.87   6.375   5/1/2006   9/1/2006   4/1/2036   2,963.39    8/1/2006      475,000.00
151962453 Primary    SFR        360     355      61    6.25   5/1/2006   9/1/2006   4/1/2036   3,177.08    8/1/2006      610,000.00

  LOANID         COBAL       PURPOSE            DOC                  SERVICER            OAPPVAL         ODATE   PPEN    NGROUP

144752029     580,271.25  R/T Refi     FAD(Full or Alt or AUS)      SunTrust         1,025,000.00     3/31/2006  N          3
203129887   1,000,000.00  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,600,000.00     3/10/2006  N          3
203041983     551,771.02  Purchase     FAD(Full or Alt or AUS)      SunTrust           725,000.00     3/13/2006  N          3
144745536     600,789.97  R/T Refi     FAD(Full or Alt or AUS)      SunTrust         1,650,000.00     3/23/2006  N          3
203201363     460,000.00  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           575,000.00     3/16/2006  N          3
144753068     539,736.59  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           685,000.00      4/3/2006  N          3
144748084     481,152.45  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           724,000.00      4/3/2006  N          3
203206404     622,893.59  Purchase     FAD(Full or Alt or AUS)      SunTrust           891,000.00     3/14/2006  N          3
144760220     523,444.87  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           905,000.00     3/28/2006  N          3
144588761     494,897.60  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           778,500.00      3/2/2006  N          3
203145495     509,912.27  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,000,000.00     3/22/2006  N          3
 31090681     995,206.13  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,800,000.00     3/27/2006  N          3
144753530     599,160.80  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           800,000.00     3/23/2006  N          3
144608288     709,134.16  R/T Refi     FAD(Full or Alt or AUS)      SunTrust         1,300,000.00     3/20/2006  N          3
144752052     572,243.49  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           880,000.00      4/3/2006  N          3
203233929     549,091.57  Purchase     FAD(Full or Alt or AUS)      SunTrust           695,000.00      4/7/2006  N          3
144742194     895,787.57  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,705,000.00     3/28/2006  N          3
203167945     260,000.00  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           705,000.00     3/27/2006  N          3
203058664     895,787.57  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,200,000.00     3/28/2006  N          3
203030887     509,895.84  Purchase     FAD(Full or Alt or AUS)      SunTrust           642,000.00     3/28/2006  N          3
203169438     445,106.88  Purchase     FAD(Full or Alt or AUS)      SunTrust           597,500.00      3/1/2006  N          3
144737582     645,903.33  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           880,000.00     3/27/2006  N          3
144751583     623,070.02  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,460,000.00     3/27/2006  N          3
144860095     499,970.00  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,420,000.00      4/4/2006  N          3
203181094     457,794.81  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           575,000.00     3/29/2006  N          3
144747896     523,381.60  Purchase     FAD(Full or Alt or AUS)      SunTrust           655,000.00     3/23/2006  N          3
 32174815     512,589.56  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         2,500,000.00     3/27/2006  N          3
 36708337     615,059.44  Purchase     FAD(Full or Alt or AUS)      SunTrust           850,000.00     3/22/2006  N          3
203178645     497,603.05  R/T Refi     NIV                          SunTrust           650,000.00     3/23/2006  N          3
144673621     945,553.54  R/T Refi     NIV                          SunTrust         2,175,000.00     3/21/2006  N          3
144736204     491,000.00  R/T Refi     NIV                          SunTrust           615,000.00     3/17/2006  N          3
203308770     590,233.46  Purchase     NIV                          SunTrust           810,000.00     3/31/2006  N          3
 35067909     650,000.00  C/O Refi     NIV                          SunTrust           867,000.00     4/10/2006  N          3
203020102     764,000.00  Purchase     FAD(Full or Alt or AUS)      SunTrust           975,000.00     2/28/2006  N          3
203122916     459,987.43  C/O Refi     PS+(PS + W-2 or 1040)        SunTrust           850,000.00     3/17/2006  N          3
202711156     646,000.00  Purchase     FAD(Full or Alt or AUS)      SunTrust           870,000.00    12/13/2005  N          3
144579422     999,944.36  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,592,000.00     2/23/2006  N          3
 34139410     629,756.79  Purchase     FAD(Full or Alt or AUS)      SunTrust           845,000.00     2/28/2006  N          3
 34405852     480,000.00  C/O Refi     NIV                          SunTrust           735,000.00     4/21/2006  N          3
 35384957     600,000.00  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           815,000.00     4/11/2006  N          3
 35982040     510,087.95  Purchase     FAD(Full or Alt or AUS)      SunTrust           655,000.00     4/21/2006  N          3
 36236727     630,800.00  Purchase     FAD(Full or Alt or AUS)      SunTrust           800,000.00      4/7/2006  N          3
144308814     431,770.53  Purchase     NIV                          SunTrust           815,000.00     4/28/2006  N          3
144769288     498,020.47  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,100,000.00     4/14/2006  N          3
144776705     574,800.00  Purchase     FAD(Full or Alt or AUS)      SunTrust           735,000.00     4/21/2006  N          3
144954260     457,475.73  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           613,000.00     4/19/2006  N          3
203077607     542,466.62  Purchase     FAD(Full or Alt or AUS)      SunTrust           730,000.00     4/10/2006  N          3
203166616     900,000.00  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,595,000.00     4/28/2006  N          3
203172796     597,123.69  Purchase     FAD(Full or Alt or AUS)      SunTrust           750,000.00     3/28/2006  N          3
203174008     587,676.06  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           990,000.00      4/4/2006  N          3
203209242     990,000.00  R/T Refi     NIV                          SunTrust         1,600,000.00     3/16/2006  N          3
203209473     747,500.00  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,450,000.00      4/4/2006  N          3
203253547     484,566.03  Purchase     FAD(Full or Alt or AUS)      SunTrust           610,000.00     3/30/2006  N          3
203262704     653,739.76  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           875,000.00     4/20/2006  N          3
203273255     498,132.79  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,006,000.00     4/17/2006  N          3
203275227     765,131.92  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           960,000.00     4/11/2006  N          3
203275326     647,513.65  Purchase     FAD(Full or Alt or AUS)      SunTrust           970,000.00     4/24/2006  N          3
203276506     846,825.72  Purchase     FAD(Full or Alt or AUS)      SunTrust         2,050,000.00     4/10/2006  N          3
203281704     450,582.03  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           725,000.00      4/6/2006  N          3
203300454     493,500.00  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           705,000.00     4/21/2006  N          3
203326681     447,842.74  Purchase     NIV                          SunTrust           590,000.00     3/28/2006  N          3
203339510     552,877.06  Purchase     NIV                          SunTrust           760,000.00     4/12/2006  N          3
203345855     473,183.06  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           895,000.00     4/10/2006  N          3
203381702     555,517.69  Purchase     FAD(Full or Alt or AUS)      SunTrust           697,000.00     4/26/2006  N          3
203436902     957,835.63  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,380,000.00     4/21/2006  N          3
203351465     627,590.18  Purchase     FAD(Full or Alt or AUS)      SunTrust           840,000.00     4/18/2006  N          3
203286372     585,014.10  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           975,000.00     5/22/2006  N          3
 31613524     800,092.86  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,010,000.00     1/13/2006  N          3
203615406     955,208.93  Purchase     NIV                          SunTrust         1,200,000.00     5/31/2006  N          3
203337639     648,184.29  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           905,000.00     5/25/2006  N          3
203420377     621,604.21  Purchase     FAD(Full or Alt or AUS)      SunTrust           900,000.00      5/4/2006  N          3
203452149     464,000.00  Purchase     FAD(Full or Alt or AUS)      SunTrust           590,000.00      5/5/2006  N          3
203526819     488,631.25  Purchase     FAD(Full or Alt or AUS)      SunTrust         1,100,000.00     5/15/2006  N          3
144987856     772,782.44  C/O Refi     FAD(Full or Alt or AUS)      SunTrust         1,125,000.00     5/22/2006  N          3
203450804     465,695.50  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           600,000.00      5/3/2006  N          3
203350061     446,326.97  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           560,000.00     4/21/2006  N          3
203234158     437,094.53  Purchase     FAD(Full or Alt or AUS)      SunTrust           550,000.00     3/27/2006  N          3
145171328     523,533.46  C/O Refi     FAD(Full or Alt or AUS)      SunTrust           825,000.00     5/30/2006  N          3
203138359     558,705.71  Purchase     FAD(Full or Alt or AUS)      SunTrust           710,000.00     4/10/2006  N          3
203299656     557,908.72  Purchase     FAD(Full or Alt or AUS)      SunTrust           760,000.00     4/26/2006  N          3
144955598     548,162.04  R/T Refi     FAD(Full or Alt or AUS)      SunTrust           760,000.00      5/8/2006  N          3
203502281     993,652.30  R/T Refi     NIV                          SunTrust         1,675,000.00     5/17/2006  N          3
203308119     796,612.99  R/T Refi     NIV                          SunTrust         1,350,000.00      5/8/2006  N          3
203463161     548,463.66  Purchase     PS+(PS + W-2 or 1040)        SunTrust           935,000.00     5/11/2006  N          3
 63185128     497,603.05  Purchase     Asset Only                   Wells Fargo        861,000.00     3/31/2006  N          3
 63251326     248,829.92  Purchase     Asset Only                   Wells Fargo        419,000.00      3/8/2006  N          3
 63805758     445,290.16  Purchase     AUS                          Wells Fargo        560,000.00      4/3/2006  N          3
 63877955     467,800.18  Purchase     Asset Only                   Wells Fargo        670,000.00     3/30/2006  N          3
 64356579     459,485.64  Purchase     AUS                          Wells Fargo        622,000.00     4/17/2006  N          3
150087914     455,000.00  Purchase     Asset Only                   Wells Fargo        570,000.00     3/27/2006  N          3
150293017   1,491,189.04  Purchase     Full                         Wells Fargo      2,010,000.00      3/1/2006  N          3
150314482     455,458.21  Purchase     AUS                          Wells Fargo        572,000.00     3/13/2006  N          3
150314904     528,931.55  Purchase     AUS                          Wells Fargo        665,000.00     2/13/2006  N          3
150319317     495,407.42  C/O Refi     AUS                          Wells Fargo        665,000.00     2/14/2006  N          3
150321735     521,049.06  Purchase     AUS                          Wells Fargo        655,000.00     2/14/2006  N          3
150337343     529,933.59  Purchase     AUS                          Wells Fargo        670,000.00      4/3/2006  N          3
150362978     502,579.05  Purchase     AUS                          Wells Fargo        705,000.00      3/3/2006  N          3
150386589     460,235.73  Purchase     Asset Only                   Wells Fargo        580,000.00     3/15/2006  N          3
150389922     995,318.50  C/O Refi     Asset Only                   Wells Fargo      2,050,000.00     3/23/2006  N          3
150405397     497,116.14  Purchase     AUS                          Wells Fargo        670,000.00      2/7/2006  N          3
150479863     520,977.73  Purchase     AUS                          Wells Fargo        655,000.00     2/15/2006  N          3
150534055     517,000.52  C/O Refi     AUS                          Wells Fargo        720,500.00     2/23/2006  N          3
150535813     995,086.68  C/O Refi     Asset Only                   Wells Fargo      1,830,000.00     3/14/2006  N          3
150646735     447,465.85  R/T Refi     Asset Only                   Wells Fargo        740,000.00     2/27/2006  N          3
150826212     473,618.58  Purchase     AUS                          Wells Fargo        594,900.00      3/2/2006  N          3
150828382     570,054.06  Purchase     Asset Only                   Wells Fargo        716,000.00     3/23/2006  N          3
150923233     446,493.11  C/O Refi     AUS                          Wells Fargo        985,000.00     3/10/2006  N          3
150971323     453,813.95  Purchase     AUS                          Wells Fargo        570,000.00     3/16/2006  N          3
151068376     552,339.34  Purchase     Asset Only                   Wells Fargo        825,000.00      3/9/2006  N          3
151087251     457,846.94  Purchase     AUS                          Wells Fargo        585,500.00     3/24/2006  N          3
151093341     432,963.98  C/O Refi     Asset Only                   Wells Fargo        580,000.00     3/20/2006  N          3
151102878     556,332.66  Purchase     Asset Only                   Wells Fargo        797,000.00     3/16/2006  N          3
151105491     421,793.39  Purchase     Full                         Wells Fargo        530,000.00     3/16/2006  N          3
151152527     477,753.36  Purchase     Asset Only                   Wells Fargo        600,000.00     3/17/2006  N          3
151208824     495,569.58  Purchase     AUS                          Wells Fargo        634,000.00     3/27/2006  N          3
151263811     597,191.73  Purchase     Asset Only                   Wells Fargo        750,000.00     3/14/2006  N          3
151291937     507,612.96  C/O Refi     Asset Only                   Wells Fargo        680,000.00     3/22/2006  N          3
151365426     422,962.59  C/O Refi     AUS                          Wells Fargo        677,000.00     3/17/2006  N          3
151377611     561,830.37  C/O Refi     Asset Only                   Wells Fargo        705,000.00      4/4/2006  N          3
151380326     629,596.63  C/O Refi     Asset Only                   Wells Fargo      1,000,000.00     4/10/2006  N          3
151408838     525,434.07  Purchase     AUS                          Wells Fargo        660,000.00     3/31/2006  N          3
151460821     617,684.63  Purchase     AUS                          Wells Fargo        775,000.00      4/4/2006  N          3
151516168     444,857.12  Purchase     Full                         Wells Fargo        559,000.00     3/31/2006  N          3
151584596     472,776.74  R/T Refi     AUS                          Wells Fargo        610,000.00     3/30/2006  N          3
151962453     610,000.00  Purchase     Full                         Wells Fargo      1,000,000.00     3/21/2006  N          3

                                    EXHIBIT E
                        REQUEST FOR RELEASE OF DOCUMENTS

                               September 28, 2006

To:  U.S. Bank National Association
     4527 Metropolitan Ct., Suite C
     Frederick, MD 21704
     Attention: Tina Radtke

Re:  The Pooling and Servicing Agreement dated September 28, 2006, among Banc of
     America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as
     Securities Administrator, CitiMortgage, Inc., as Master Servicer, and U.S.
     Bank National Association, as Trustee.

     In connection with the administration of the Mortgage Loans held by you, as
Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____   1.   Mortgage Paid in Full

____   2.   Foreclosure

____   3.   Substitution

____   4.   Other Liquidation

____   5.   Nonliquidation

                                        Reason:
                                                --------------------------------

                                        By:
                                            ------------------------------------
                                               (authorized signer of Servicer)

                                        Issuer:
                                                 -------------------------------
                                        Address:
                                                 -------------------------------

                                        ----------------------------------------

                                      E-1

                                        Date: __________________________________

Custodian

U.S. Bank National Association
Please acknowledge the execution of the above request by your signature and date below:

----------------------------------  ---------------
Signature         Date

Documents returned to Custodian:

----------------------------------- ----------------
Custodian         Date

                                      E-2

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                               September 28, 2006

     [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Pooling and Servicing Agreement,
dated September 28, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator, CitiMortgage,
Inc., as Master Servicer, and U.S. Bank National Association, as Trustee.

                                        [_______________],

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                      F-1

                                   EXHIBIT G-1

                        FORM OF TRANSFEROR'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-6

Re:  Banc of America Funding Corporation, Mortgage Pass-Through Certificates,
     Series 2006-6, Class ___, having an initial aggregate Certificate Balance as of September 28, 2006 of $___________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated September 28, 2006, among Banc of America Funding
Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator,
CitiMortgage, Inc., as Master Servicer, and U.S. Bank National Association, as
Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The
Transferor hereby certifies, represents and warrants to you, as Securities
Administrator, that:

          1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a)
     offered, transferred, pledged, sold or otherwise disposed of any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a
     Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any
     Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred
     Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a)
     through (e) hereof) would constitute a distribution of the Transferred
     Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of
     Section 5 of the 1933 Act or

                                     G-1-1

     any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                                     G-1-2

                                  EXHIBIT G-2A

                       FORM 1 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-6

     Re:  Banc of America Funding Corporation, Mortgage Pass-Through
          Certificates, Series 2006-6, Class ___, having an initial aggregate
          Certificate Balance as of September 28, 2006 of $_________]

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated September 28, 2006, among Banc of America
Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator, CitiMortgage, Inc., as Master Servicer, and U.S. Bank National
Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

          1. The Transferee is a "qualified institutional buyer" (a "Qualified
     Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A")
     under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the
     Transferred Certificates for its own account or for the account of another
     Qualified Institutional Buyer, and understands that such Transferred
     Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional
     Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
     (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the
     Transferred Certificate, and (f) all related matters, that it has requested.

                                     G-2A-1

          3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
     Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferor)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2A-2

                             Nominee Acknowledgment

     The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2A-3

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [__________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year
(such amount being calculated in accordance with Rule 144A) and (ii) the
Transferee satisfies the criteria in the category marked below.

     ___  Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___  Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred - Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___  Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least

--------
(1)  Transferee must own and/or invest on a discretionary basis at least
     $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least
     $10,000,000 in securities.

                                     G-2A-4

          $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

     ___  Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___  Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ___  State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___  ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of
          1974.

     ___  Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___  Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.
For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting

                                     G-2A-5

principles and if the investments of such subsidiaries are managed under the
Transferee's direction. However, such securities were not included if the
Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities
Exchange Act of 1934, as amended.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

          ____   ____    Will the Transferee be purchasing the Transferred
          Yes     No     Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice is given, the Transferee's purchase of the Transferred
Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2A-6

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [_________________] (the
"Transferor") Wells Fargo Bank, N.A., as Securities Administrator, with respect to the mortgage pass-through certificates (the "Transferred Certificates")
described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the
Transferee is a "qualified institutional buyer" as that term is defined in Rule
144A ("Rule 144A") under the Securities Act of 1933, as amended, because the
Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule
144A because (i) the Transferee is an investment company registered under the
Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of
Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the
Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____     The Transferee owned and/or invested on a discretionary basis
              $__________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
              144A).

     ____     The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                                     G-2A-7

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's
Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the
Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ____     ____     Will the Transferee be purchasing the Transferred
     Yes      No       Certificates only for the Transferee's own account?

     6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Transferee or Adviser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2A-8

                                  EXHIBIT G-2B

                       FORM 2 OF TRANSFEREE'S CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-6

     Re:     Banc of America Funding Corporation, Mortgage Pass-Through
             Certificates, Series 2006-6, Class ___, having an initial aggregate
             Certificate Principal Balance as of September 28, 2006 of
             $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated September 28, 2006, among Banc of
America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities
Administrator, CitiMortgage, Inc., as Master Servicer, and U.S. Bank National
Association, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and
Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Securities Administrator, that:

     1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

     2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the
Securities Administrator is obligated so to register or qualify the Transferred
Certificates and (c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Securities Administrator or the
Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the
Securities Administrator and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933
Act and such laws, which Opinion of Counsel shall not be an expense of the
Securities Administrator or the Depositor and (ii) the Securities Administrator
shall

                                     G-2B-1

require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing
Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and
Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Securities Administrator or the
Depositor; provided that the foregoing requirements under clauses (i) and (ii)
shall not apply to a transfer of a Private Certificate between or among the
Depositor, the Seller, their affiliates or both.

     3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE
     WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A
     TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND
     IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT
     REFERENCED HEREIN.

     UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON
     BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL
     RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT
     OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS
     AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW")
     WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT
     IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR
     SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE
     TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER (I) A
     REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIES
     ADMINISTRATOR, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF,
     ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE
     OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO
     PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS
     SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS
     EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE
     IS NO BENEFIT PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL
     ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF
     OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME
     EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60)
     OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF

                                     G-2B-2

     ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE
     DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND
     ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH
     PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE
     SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE
     PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL
     NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE
     MEANING OF ERISA, SECTION 4975 OF THE CODE OR A VIOLATION OF SIMILAR LAW
     AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE SECURITIES
     ADMINISTRATOR OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE
     UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES
     THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE
     REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE
     PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH
     REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE
     PRECEDING SENTENCE TO THE SECURITIES ADMINISTRATOR. THE POOLING AND
     SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN
     VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL
     VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a
Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred
Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through
(d) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred
Certificates or any other similar security.

     5. The Transferee has been furnished with all information regarding (a) the
Depositor, (b) the Transferred Certificates and distributions thereon, (c)
nature, performance and servicing of the Mortgage Loans, (d) the Pooling and
Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners

                                     G-2B-3

come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee
Acknowledgment below.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                     G-2B-4

                             Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Transferred
Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ----------------------------------------
                                        (Nominee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                     G-2B-5

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                        FOR ERISA RESTRICTED CERTIFICATES

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attention: Corporate Trust Services - BAFC 2006-6

     Re:     Banc of America Funding Corporation, Mortgage Pass-Through
             Certificates, Series 2006-6, Class ___, having an initial aggregate
             Certificate Principal Balance as of September 28, 2006 of
             $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
[_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred
Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement
(the "Pooling and Servicing Agreement"), dated September 28, 2006, among Banc of
America Funding Corporation, as Depositor, Wells Fargo Bank, N.A., CitiMortgage,
Inc., as Master Servicer, and U.S. Bank National Association, as Trustee. All
capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     The Transferee hereby certifies, represents and warrants to you, as
Securities Administrator, either that:

     (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal
Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a
"Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

     (b) with respect to any ERISA Restricted Certificates (other than the Class
1-A-R Certificates), it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account"
(as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60
("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section
V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE
95-60 applies.

                                       H-1

     Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ----------------------------------------
                                        (Transferee)

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                       H-2

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                              RESIDUAL CERTIFICATE

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-6

STATE OF      )
              ) ss:
COUNTY OF     )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the
"Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 28, 2006, among Banc of America Funding Corporation, as
Depositor, Wells Fargo Bank, N.A., as Securities Administrator, CitiMortgage,
Inc., as Master Servicer, and U.S. Bank National Association, as Trustee.
Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual
Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The
Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not
Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted
Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership"
under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a

                                       I-1

regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the
Agreement and understands the legal consequences of the acquisition of the
Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the
Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted
Transferee.

     7. The Transferee historically has paid its debts as they have become due, and it intends to do so in the future.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual
Certificate.

     9. The taxpayer identification number of the Transferee's nominee is
___________.

     10. The Transferee is a (i) U.S. Person as defined in Code Section
7701(a)(30) or (ii) (A) the Transferee holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective
Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the
Transferee has delivered to both the transferor and the Securities Administrator an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual
Certificate will not be disregarded for federal income tax purposes..

     11. The Transferee is aware that the Residual Certificate may be a
"noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S.
Person.

                                       I-2

     13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections
1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

     14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the
Transferee is not acting on behalf of, or investing assets of, such a plan or arrangement or using assets of such plan or arrangement.

     15. The Transferee understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated thereby.

     16. The Transferee intends to pay taxes associated with holding the
Residual Certificate as such taxes become due.

                                      * * *

                                       I-3

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.

                                        ----------------------------------------
                                        Print Name of Transferee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     Personally appeared before me the above-named ____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and
acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of _______________________,
____

                                        ----------------------------------------
                                                       NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                       I-4

                                  ATTACHMENT A

                                       to

 AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986,
                     AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

     The consideration paid to the Transferee to acquire the Residual
     Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections
     1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the
     Code and the compounding period used by the Transferee.

                                       OR

     The transfer of the Residual Certificate complies with U.S. Treasury
     Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

     (i)   the Transferee is an "eligible corporation," as defined in U.S.
           Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

     (ii)  at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of
           $100 million and net assets in excess of $10 million;

     (iii) the Transferee will transfer the Residual Certificate only to another
           "eligible corporation," as defined in U.S. Treasury Regulations
           Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and
           Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

     (iv)  the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions
           (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment
           assumptions, tax rates and other factors specific to the Transferee)
           that it has determined in good faith; and

     (v)   in the event of any transfer of the Residual Certificate by the
           Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                       I-5

                                    EXHIBIT J

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland

                                       J-1

                                    EXHIBIT K

           FORM OF INITIAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                               September 28, 2006

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

CitiMortgage, Inc.
4000 Regent Blvd., Third Floor
Irving, Texas 75063
Attention: Corporate Trust Services - BAFC 2006-6

     Re:  The Pooling and Servicing Agreement, dated September 28, 2006 (the
          "Pooling and Servicing Agreement"), among the Depositor, CitiMortgage,
          Inc., as Master Servicer, Wells Fargo Bank, N.A., as Securities
          Administrator, and U.S. Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the
Mortgage Loan Schedule.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       K-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        [U.S.BANK NATIONAL ASSOCIATION,
                                        as Trustee]

                                        [______________________,
                                         as Custodian]

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                       K-2

                                    EXHIBIT L

            FORM OF FINAL CERTIFICATION OF THE [TRUSTEE] [CUSTODIAN]

                              [__________ __, ____]

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255

CitiMortgage, Inc.
4000 Regent Blvd., Third Floor
Irving, Texas 75063
Attention: Corporate Trust Services - BAFC 2006-6

     Re:  The Pooling and Servicing Agreement, dated September 28, 2006 (the
          "Pooling and Servicing Agreement"), among the Depositor, CitiMortgage,
          Inc., as Master Servicer, Wells Fargo Bank, N.A., as Securities
          Administrator, and U.S. Bank National Association, as trustee.

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.02 of the above-referenced
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the
undersigned, as [Trustee] [Custodian], hereby certifies that, as to each
Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

     The [Trustee] [Custodian] has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final
Certification. The [Trustee] [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage
Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                                       L-1

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                         [U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee]

                                         [__________________________,
                                         as Custodian]

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                       L-2

                                    EXHIBIT M

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-6

     I, [________], a [_____________] of CitiMortgage, Inc. (the "Master
Servicer"), certify that:

1.   I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on
     Form 10-K of the Banc of America Funding 2006-6 Trust (the "Exchange Act
     Periodic Reports");

2.   Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.   I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic
     Reports, the servicers have fulfilled their obligations under the pooling and servicing agreement, dated September 28, 2006, among Banc of America
     Funding Corporation, as depositor, CitiMortgage, Inc., as master servicer,
     Wells Fargo Bank, N.A. as securities administrator, and U.S. Bank National
     Association, as trustee; and

5.   All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item
     1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d- 18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Bank of America, National
Association, JPMorgan Chase Bank, National Association, SunTrust Mortgage, Inc.,
U.S. Bank National Association, Washington Mutual Bank and Wells Fargo Bank,
N.A.

                                         [_________], 20[__]

                                       M-1

                                    EXHIBIT N

                          FORM OF BACK-UP CERTIFICATION

                       Banc of America Funding Corporation
                Mortgage Pass-Through Certificates, Series 2006-6

          I, _________________, the ____________ of Wells Fargo Bank, N.A.
(the "Securities Administrator"), certify to CitiMortgage, Inc. (the "Master
Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

     1. I have reviewed the annual report on Form 10-K for the calendar year
[___] and the Monthly Form 10-D's containing the Distribution Date Statements filed in respect of periods included in the year covered by such annual report;

     2. Based on my knowledge, the distribution information in the Distribution
Date Statements contained in the Monthly Form 10-D's included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

     3. Based on my knowledge, the distribution, servicing or other information required to be provided to the Securities Administrator by the Master Servicer
under the Pooling and Servicing Agreement, dated September 28, 2006, among Banc of America Funding Corporation, as depositor, CitiMortgage, Inc., as master servicer, Wells Fargo Bank, N.A., as securities administrator, and U.S. Bank
National Association, as trustee, for inclusion in these reports is included in these reports.

[________], 200[ ]

                                         WELLS FARGO BANK, N.A.
                                            as Securities Administrator

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                       N-1

                                    EXHIBIT O

                            PLANNED BALANCE SCHEDULES

DISTRIBUTION DATE                                               PAC CERTIFICATES
-----------------                                               ----------------
Initial Balance..............................................    $118,483,000.00
October 25, 2006.............................................     118,023,693.63
November 25, 2006............................................     117,510,757.14
December 25, 2006............................................     116,944,446.48
January 25, 2007.............................................     116,324,987.23
February 25, 2007............................................     115,652,639.26
March 25, 2007...............................................     114,927,696.57
April 25, 2007...............................................     114,150,487.15
May 25, 2007.................................................     113,321,372.77
June 25, 2007................................................     112,440,748.76
July 25, 2007................................................     111,509,043.70
August 25, 2007..............................................     110,526,719.15
September 25, 2007...........................................     109,494,269.27
October 25, 2007.............................................     108,412,220.49
November 25, 2007............................................     107,281,131.01
December 25, 2007............................................     106,101,590.44
January 25, 2008.............................................     104,874,219.25
February 25, 2008............................................     103,599,668.27
March 25, 2008...............................................     102,278,618.15
April 25, 2008...............................................     100,911,778.75
May 25, 2008.................................................      99,499,888.53
June 25, 2008................................................      98,043,713.90
July 25, 2008................................................      96,544,048.56
August 25, 2008..............................................      95,001,712.74
September 25, 2008...........................................      93,417,552.50
October 25, 2008.............................................      91,792,496.27
November 25, 2008............................................      90,158,064.13
December 25, 2008............................................      88,534,485.23
January 25, 2009.............................................      86,921,689.54
February 25, 2009............................................      85,319,607.53
March 25, 2009...............................................      83,728,170.09
April 25, 2009...............................................      82,147,308.59
May 25, 2009.................................................      80,576,954.80
June 25, 2009................................................      79,017,041.00
July 25, 2009................................................      77,467,499.85
August 25, 2009..............................................      75,928,264.49
September 25, 2009...........................................      74,399,268.48
October 25, 2009.............................................      72,880,445.81
November 25, 2009............................................      71,371,730.90
December 25, 2009............................................      69,873,058.62
January 25, 2010.............................................      68,384,364.23
February 25, 2010............................................      66,905,583.44
March 25, 2010...............................................      65,436,652.36
April 25, 2010...............................................      63,977,507.53
May 25, 2010.................................................      62,528,085.90
June 25, 2010................................................      61,088,324.83
July 25, 2010................................................      59,658,162.09
August 25, 2010..............................................      58,237,535.85

                                       O-1

DISTRIBUTION DATE                                               PAC CERTIFICATES
-----------------                                               ----------------
September 25, 2010...........................................      56,826,384.70
October 25, 2010.............................................      55,424,647.60
November 25, 2010............................................      54,032,263.95
December 25, 2010............................................     $52,649,173.51
January 25, 2011.............................................      51,275,316.45
February 25, 2011............................................      49,910,633.32
March 25, 2011...............................................      48,555,065.08
April 25, 2011...............................................      47,208,553.04
May 25, 2011.................................................      45,871,038.94
June 25, 2011................................................      44,542,464.85
July 25, 2011................................................      43,222,773.26
August 25, 2011..............................................      41,911,907.00
September 25, 2011...........................................      40,609,809.31
October 25, 2011.............................................      39,390,537.18
November 25, 2011............................................      38,179,773.56
December 25, 2011............................................      36,977,462.98
January 25, 2012.............................................      35,783,550.34
February 25, 2012............................................      34,597,980.89
March 25, 2012...............................................      33,420,700.24
April 25, 2012...............................................      32,251,654.35
May 25, 2012.................................................      31,090,789.54
June 25, 2012................................................      29,938,052.49
July 25, 2012................................................      28,793,390.21
August 25, 2012..............................................      27,656,750.08
September 25, 2012...........................................      26,528,079.80
October 25, 2012.............................................      25,431,517.45
November 25, 2012............................................      24,342,703.03
December 25, 2012............................................      23,261,585.59
January 25, 2013.............................................      22,188,114.53
February 25, 2013............................................      21,122,239.56
March 25, 2013...............................................      20,063,910.75
April 25, 2013...............................................      19,013,078.46
May 25, 2013.................................................      17,969,693.42
June 25, 2013................................................      16,933,706.64
July 25, 2013................................................      15,905,069.49
August 25, 2013..............................................      14,895,647.57
September 25, 2013...........................................      13,907,655.52
October 25, 2013.............................................      13,050,083.34
November 25, 2013............................................      12,211,041.81
December 25, 2013............................................      11,390,161.92
January 25, 2014.............................................      10,587,081.69
February 25, 2014............................................       9,801,446.04
March 25, 2014...............................................       9,032,906.68
April 25, 2014...............................................       8,281,121.96
May 25, 2014.................................................       7,545,756.76
June 25, 2014................................................       6,826,482.37
July 25, 2014................................................       6,122,976.35
August 25, 2014..............................................       5,434,922.46
September 25, 2014...........................................       4,762,010.48
October 25, 2014.............................................       4,199,442.66
November 25, 2014............................................       3,648,870.65
December 25, 2014............................................       3,110,051.38
January 25, 2015.............................................       2,582,746.49
February 25, 2015............................................       2,066,722.33
March 25, 2015...............................................       1,561,749.81

                                       O-2

DISTRIBUTION DATE                                               PAC CERTIFICATES
-----------------                                               ----------------
April 25, 2015...............................................       1,067,604.32
May 25, 2015.................................................         584,065.70
June 25, 2015................................................         110,918.07
July 25, 2015................................................                 --

                                       O-3

                                    EXHIBIT P

                     CLASS 3-A-1 YIELD MAINTENANCE AGREEMENT

BANK OF AMERICA, N.A.

     TO: Wells Fargo Bank, N.A. as Securities Administrator on behalf of Banc of
     America Funding 2006-6 Trust

      9062 Old Annapolis Road
      Columbia, MD 21045
      Attn: Chris Regnier
      Tel: 410-884-2000
      Fax: 410-715-2380

CC:   Eric Daouphars
      9 West 57th Street
      New York, NY 10019
      212-583-8199

FROM: Bank of America, National Association
      233 South Wacker Drive, 28th Floor
      Chicago, Illinois 60606
      Attention: Suzanne Buchta

DATE: 21 September 2006

Our Reference Numbers: 4807868 4807869
Internal Tracking Numbers: 13262525 13262526

Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Banc of America Funding 2006-6 Trust and
Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means Bank of
America, N.A., and "Party B" means Banc of America Funding 2006-6 Trust.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

     Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, to be dated September 28, 2006 (the "Pooling and

                                       P-1

Servicing Agreement"), among Banc of America Funding Corporation, Wells Fargo
Bank, N.A., as securities administrator, CitiMortgage, Inc., as master servicer, and U.S. Bank, National Association, as trustee.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

     Subject to Section 16(f) hereof, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
Transaction):

     (a) NON-RELIANCE. Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

     (b) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

     (c) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:              For each Calculation Period, the Notional
                                   Amount shall equal the lesser of:

                                        (i) the Scheduled Notional Amount for
                                        such Calculation Period as detailed in
                                        the Schedule of the Notional Amounts
                                        attached hereto; and

                                        (ii) the Class Certificate Balance of
                                        the Class 3-A-1 Certificates prior to
                                        distributions on the Distribution Date
                                        (as defined in the Pooling and Servicing
                                        Agreement) related to the Calculation
                                        Period. The Securities Administrator
                                        shall make

                                       P-2

                                        available each month via its website a
                                        statement containing the Class
                                        Certificate Balance of the Class 3-A-1
                                        Certificates for such Calculation
                                        Period. The Securities Administrator's
                                        internet website shall initially be
                                        located at www.ctslink.com and
                                        assistance in using the website can be
                                        obtained by calling the Securities
                                        Administrator's investor relations desk
                                        at (301) 815-6600.

        Trade Date:                18 September 2006

        Effective Date:            25 September 2006

        Termination Date:          25 March 2013

     FIXED AMOUNT:

        Fixed Rate Payer:          Party B

        Fixed Rate Payer Payment
        Date:                      29 September 2006, subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention.

        Fixed Amount:              USD [_____]

     FLOATING AMOUNT:

        Floating Rate Payer:       Party A

        Strike Rate:               5.40000per cent

        Ceiling Rate:              8.90000per cent

        Floating Rate Payer
        Payment Dates:             Early Payments shall be applicable - 2
                                   Business Days prior to each Floating Rate
                                   Payer Period End Date

        Floating Rate Payer
        Period End Dates:          The 25th of each Month, commencing on 25
                                   October 2006 and ending on the Termination
                                   Date. No Adjustment.

                                       P-3

        Floating Amount:           The product of (a) the Notional Amount, (b)
                                   Floating Rate Day Count Fraction and (c) the
                                   Settlement Spread which shall be calculated
                                   in accordance with the following formula:

                                   If USD-LIBOR-BBA is greater than the Strike
                                   Rate for the applicable Calculation Period,
                                   then Settlement Spread = (USD-LIBOR-BBA -
                                   applicable Strike Rate) provided, however,
                                   that if USD-LIBOR-BBA for any Calculation
                                   Period is greater than the Ceiling Rate then
                                   the USD-LIBOR-BBA for such Calculation Period
                                   shall be deemed to be the Ceiling Rate.

                                   If 1 Month USD-LIBOR-BBA is less than or
                                   equal to the Strike Rate for the applicable
                                   Calculation Period, then Settlement Spread =
                                   Zero.

        Floating Rate for
        initial Calculation
        Period:                    TO BE SET

        Floating Rate Option:      USD-LIBOR-BBA

        Designated Maturity:       1 Month

        Spread:                    None

        Floating Rate Day Count
        Fraction:                  30/360

        Averaging:                 Inapplicable

        Reset Dates:               First day of each Calculation Period

        Business Days:             New York

        Calculation Agent:         Party A

3. FORM MASTER AGREEMENT. FOR PURPOSES OF THE FORM MASTER AGREEMENT:

     (a) "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (b) "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

     (c) "Specified Transaction" will have the meaning specified in Section 14.

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the
Form Master Agreement will not apply to Party A or to Party B.

                                       P-4

     (e) The "Automatic Early Termination" provision of Section 6(a) of the Form
Master Agreement will not apply to Party A or to Party B.

     (f) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New
York General Obligations Law).

     (g) The phrase "Termination Currency" means United States Dollars.

     (h) For the purpose of Section 6(e) of the Form Master Agreement, Market
Quotation and Second Method will apply.

4.   RECORDING OF CONVERSATIONS.

     Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

5.   CREDIT SUPPORT DOCUMENT.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

6.   CREDIT SUPPORT PROVIDER.

     In relation to Party A: Not Applicable.
     In relation to Party B: Not Applicable.

7.   ACCOUNT DETAILS.

     Party A:
     Name:    Bank of America, N.A. - New York
     ABA #:   026009593
     Attn:    BOFAUS3N
     Name:    Bank of America, N.A.
     City:    Charlotte
     Acct#:   6550219386
     Attn:    Rate Derivative Settlements
     Attn:    BOFAUS6SGDS

     Party B:
     Wells Fargo Bank, N.A.
     San Francisco, CA
     121-000-248
     Acct. # 3970771416
     Acct. Name: SAS Clearing
     F/F/C: Reserve Fund: 50951601

                                       P-5

8.   OFFICES.

     The Office of Party A for this Transaction is:   Charlotte, North Carolina
                                                      Please send notices to
                                                      fax no. 1-866-255-1444.

     The Office of Party B for this Transaction is:

                                            Wells Fargo Bank, N.A. as Securities
                                            Administrator on behalf of Banc of
                                            America Funding 2006-6 Trust
                                            9062 Old Annapolis Road
                                            Columbia, MD 21045
                                            Attn: Client Manager BAFC -2006-6

9.   ADDITIONAL PROVISIONS.

     (a) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as one of the parties to the Form Master Agreement ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless the other party ("Y") is required pursuant to appropriate proceedings to return to X or otherwise returns to X (upon demand of X, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a)(i) of the
Form Master Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party; and
(ii) Y shall be entitled to designate an Early Termination Date (a) pursuant to
Section 10 below and/or (b) pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i)
either Section 5(b)(i) or 5(b)(ii) or 5(b)(v) of the Form Master Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) of the Form Master
Agreement with respect to Y as the Burdened Party.

     (b) Downgrade of Party A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 10 Business Days of Party B's demand therefor. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A or
Bank of America Corporation are no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral,
Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that
Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings
Event is continuing with respect to

                                       P-6

Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to
Party A if the long-term and short-term senior unsecured deposit ratings of
Party A cease to be at least A and A-1 by Standard & Poor's Ratings Service
("S&P") and at least A1 and P-1 by Moody's Investors Service, Inc. ("Moody's")
and at least A and F1 by Fitch Ratings ("Fitch"), to the extent such obligations are rated by S&P, Moody's and Fitch. "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when
S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional
Termination Event for which Party A shall be the sole Affected Party.

10.  ADDITIONAL TERMINATION EVENT.

     It shall be an Additional Termination Event if any amendment and/or supplement to any document that pertains to the Form Master Agreement and/or this Transaction is made without the prior written consent of Party A (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (i) adversely affect any of Party A's rights or obligations hereunder and/or under the Form Master Agreement; or (ii) modify the obligations of, or impair the ability of, Party B to fully perform any of Party B's obligations hereunder and/or under the Form Master Agreement. In connection with such
Additional Termination Event, Party B shall be the sole Affected Party.

11.  WAIVER OF RIGHT TO TRIAL BY JURY.

     EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

12.  ELIGIBLE CONTRACT PARTICIPANT.

     Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

13.  NOTICE BY FACSIMILE TRANSMISSION.

     Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.  REPRESENTATIONS.

     Wells Fargo Bank, N.A., acting on behalf of Party B, as Securities
Administrator, represents that: (a) it is duly organized and validly existing as a national banking association under the laws of the jurisdiction of its organization/formation; (b) it has been directed pursuant to the Pooling and
Servicing Agreement to enter into this Transaction (including the Form Master
Agreement) and to perform its obligations hereunder (and thereunder); (c) the
Transaction and the performance of its obligations hereunder (and under the Form
Master Agreement) will not, to its knowledge, result in a breach or violation of any material term or provision of, or constitute a default under any agreement or instrument to which Wells Fargo Bank, N.A. is a party or by which it is bound; (d) each of the Pooling and Servicing Agreement and the other transaction documents related thereto (the "Transaction Documents") to which it is a party has been duly authorized, executed and delivered by it; (e) assuming the due authorization, execution and delivery thereof by the other parties thereto, each of the Pooling and Servicing Agreement

                                       P-7

and the other Transaction Documents to which it is a party constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws or legal principles affecting creditors' rights generally; (f) the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party are in full force and effect on the date hereof and there have been no amendments or waivers or modifications of any of the terms thereof since the original execution and delivery of the Pooling and Servicing Agreement and the other Transaction Documents to which Party B is a party, except such as may have been delivered to Party A and to Party B; (g) to its knowledge, no event of default (or event which would, with the passage of time or the giving of notice, or both, constitute an event of default) has occurred under any of the
Transaction Documents to which Party B is a party; and (h) the person executing this Confirmation is duly authorized to execute and deliver it on behalf of
Party B.

15.  MULTIBRANCH PARTY.

     For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a
Multibranch Party, and may act through its Charlotte, North Carolina, Chicago,
Illinois, San Francisco, California, New York, New York, Boston, Massachusetts
or London, England Office or such other Office as may be agreed to by the parties in connection with a Transaction; and (b) Party B is not a Multibranch
Party.

16.  OTHER PROVISIONS.

     (a) Addresses for notices. As set forth on page 1 hereof and, with respect to Party A, the fax no. set forth on the signature page to this letter agreement.

     (b) For the purpose of Section 13(c) of the Form Master Agreement: (i)
Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

     (c) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

     (d) Party A may assign its rights and obligations hereunder to any entity so long as the Rating Agency Confirmation is satisfied.

     (e) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify
Party B in accordance with the Act.

     (f) It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i)
this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth herein,
(ii) each of the representations, undertakings and agreements herein made on behalf of the trust formed under the Pooling and Servicing Agreement is made and intended not as a personal representation, undertaking or agreement of the
Securities Administator but is made and intended solely for the purpose of binding only Banc of America Funding 2006-6 Trust, and (iii) under no circumstances shall Wells Fargo Bank, N.A., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it on behalf of Banc of America
Funding 2006-6 Trust under this Confirmation. Notwithstanding the foregoing (or anything

                                       P-8

to the contrary herein), Wells Fargo Bank, N.A. shall be liable for its own fraud, negligence, willful misconduct and/or bad faith.

     (g) The Events of Default specified under Sections 5(a)(ii) - 5(a)(vi) of the Form Master Agreement will not apply to either Party A or Party B.

     (h) With respect to Party B only, the provisions of Section 5(a)(vii)
clause 2 of the Form Master Agreement will not be applicable as an Event of
Default.

     (i) Without affecting the provisions of the Form Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of
Default or Additional Termination Event or otherwise, all payments under the
Form Master Agreement will be made without setoff.

     (j) Party A agrees that it will not, prior to the date that is one year and one day from the Trade Date, acquiesce in, petition or otherwise invoke or cause
Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein (nor in the Form Master Agreement) shall prevent Party A from participating in any such proceeding once commenced.

     (k) Section 9(b) of the Form Master Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Rating Agency
Condition is satisfied, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error."

     (l) Before any amendment and/or supplement is made to any document that pertains to the Form Master Agreement and/or any Transaction thereunder, Party B must first obtain the prior written consent of Party A (such consent not to be unreasonably withheld) if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under the Form Master Agreement;
or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under the Form Master Agreement.

17. COMPLIANCE WITH REGULATION AB. In connection with the Pooling and Servicing
Agreement, Party B represents that this Confirmation is a derivative instrument as described in Item 1115 of Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended ("Regulation AB"), and not a credit support contract described in Item 1114 of Regulation AB.

     (a) In accordance with Regulation AB, Party A represents that: (i) the name of the derivative counterparty is Bank of America, N.A.; (ii) the organizational form of the derivative counterparty is a national banking association organized under the laws of the United States; and (iii) the general character of the business of the derivative counterparty is to be engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services.

     (b) Party A has been advised that Party B (and/or certain affiliates of
Party B) is required under Regulation AB to disclose certain financial information regarding Party A depending on the applicable "significance percentage" of this Confirmation, as calculated from time to time in accordance with Item 1115 of Regulation AB (as discussed in the Pooling and Servicing
Agreement). Party A has been advised

                                       P-9

by the Sponsor (as defined in the Pooling and Servicing Agreement) that the applicable "significance percentage" of this Confirmation is less than 10%, and accordingly, no financial information regarding Party A need be disclosed in accordance with Item 1115 of Regulation AB.

     (c) If required, Party A shall provide to Party B the applicable financial information described under Item 1115(b)(1) or (b)(2), as applicable, of
Regulation AB (the "Reg AB Information") within five (5) Local Business Days of receipt of a written request for such Reg AB Information by Party B (the
"Response Period"), so long as Party B has reasonably determined, in good faith, that such information is required under Regulation AB; provided, however, that if Party A, in good faith, determines that it is unable to provide the Reg AB
Information within the Response Period, then, subject to the Rating Agency
Condition, Party A shall use reasonable efforts to cause a Reg AB Approved
Entity (as defined below) to replace Party A as party to this Confirmation on terms substantially similar to this Confirmation prior to the expiration of the
Response Period.

     (d) "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating
Thresholds (as defined below). If Party B requests (in writing) the Reg AB
Information from Party A, then Party B shall promptly (and in any event within two (2) Local Business Days of the date of the request for the Reg AB
Information) provide Party A with a written explanation of how the significance percentage was calculated.

     (e) "Approved Rating Thresholds" means an entity that has a long-term and short-term senior unsecured deposit rating of at least A and A-1 by S&P, A1 and
P-1 by Moody's or A and F1 by Fitch, to the extent such obligations are rated by
S&P, Moody's and Fitch.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation to the attention of Global Derivative
Operations (fax no. 1-866-255-1444)). Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

                                      P-10

Yours sincerely,

BANK OF AMERICA, N.A.

By: /s/ Mary Beth Knight
    -------------------------------------
    Name: Mary Beth Knight
    Title: Assistant Vice President

Confirmed as of the date above:

Banc of America Funding 2006-6 Trust

By: Wells Fargo Bank, N.A., not in its individual capacity but solely as
Securities Administrator on behalf of Banc of America Funding 2006-6 Trust

By: /s/ Peter A. Gobell
    -------------------------------------
    Name: Peter A. Gobell
    Title: Vice President

                                      P-11

SCHEDULE A

                     Our Reference Numbers: 4807868 4807869

NOTIONAL AMOUNT (USD)   START DATE    END DATE
---------------------   ----------   ----------
    52,720,000.00        9/25/2006   10/25/2006
    52,422,815.00       10/25/2006   11/25/2006
    52,081,926.00       11/25/2006   12/25/2006
    51,697,629.00       12/25/2006    1/25/2007
    51,270,297.00        1/25/2007    2/25/2007
    50,800,383.00        2/25/2007    3/25/2007
    50,288,419.00        3/25/2007    4/25/2007
    49,735,011.00        4/25/2007    5/25/2007
    49,140,847.00        5/25/2007    6/25/2007
    48,506,687.00        6/25/2007    7/25/2007
    47,833,367.00        7/25/2007    8/25/2007
    47,121,796.00        8/25/2007    9/25/2007
    46,372,953.00        9/25/2007   10/25/2007
    45,587,888.00       10/25/2007   11/25/2007
    44,767,714.00       11/25/2007   12/25/2007
    43,913,612.00       12/25/2007    1/25/2008
    43,026,823.00        1/25/2008    2/25/2008
    42,108,647.00        2/25/2008    3/25/2008
    41,160,440.00        3/25/2008    4/25/2008
    40,183,608.00        4/25/2008    5/25/2008
    39,179,609.00        5/25/2008    6/25/2008
    38,149,944.00        6/25/2008    7/25/2008
    37,096,156.00        7/25/2008    8/25/2008
    36,019,826.00        8/25/2008    9/25/2008
    34,922,997.00        9/25/2008   10/25/2008
    33,807,289.00       10/25/2008   11/25/2008
    32,696,907.00       11/25/2008   12/25/2008
    31,608,832.00       12/25/2008    1/25/2009
    30,542,622.00        1/25/2009    2/25/2009
    29,497,843.00        2/25/2009    3/25/2009
    28,474,069.00        3/25/2009    4/25/2009
    27,470,883.00        4/25/2009    5/25/2009
    26,487,876.00        5/25/2009    6/25/2009
    25,524,647.00        6/25/2009    7/25/2009
    24,580,803.00        7/25/2009    8/25/2009
    23,655,959.00        8/25/2009    9/25/2009
    22,749,737.00        9/25/2009   10/25/2009
    21,861,768.00       10/25/2009   11/25/2009
    20,991,688.00       11/25/2009   12/25/2009
    20,139,141.00       12/25/2009    1/25/2010
    19,303,780.00        1/25/2010    2/25/2010
    18,485,263.00        2/25/2010    3/25/2010

                                      P-12

    17,683,254.00        3/25/2010    4/25/2010
    16,897,426.00        4/25/2010    5/25/2010
    16,127,456.00        5/25/2010    6/25/2010
    15,373,029.00        6/25/2010    7/25/2010
    14,633,836.00        7/25/2010    8/25/2010
    13,909,574.00        8/25/2010    9/25/2010
    13,199,946.00        9/25/2010   10/25/2010
    12,504,660.00       10/25/2010   11/25/2010
    11,823,431.00       11/25/2010   12/25/2010
    11,155,979.00       12/25/2010    1/25/2011
    10,502,031.00        1/25/2011    2/25/2011
     9,861,316.00        2/25/2011    3/25/2011
     9,233,573.00        3/25/2011    4/25/2011
     8,618,542.00        4/25/2011    5/25/2011
     8,015,970.00        5/25/2011    6/25/2011
     7,425,609.00        6/25/2011    7/25/2011
     6,847,216.00        7/25/2011    8/25/2011
     6,280,553.00        8/25/2011    9/25/2011
     5,725,385.00        9/25/2011   10/25/2011
     5,309,469.00       10/25/2011   11/25/2011
     4,903,817.00       11/25/2011   12/25/2011
     4,508,213.00       12/25/2011    1/25/2012
     4,122,445.00        1/25/2012    2/25/2012
     3,746,308.00        2/25/2012    3/25/2012
     3,379,597.00        3/25/2012    4/25/2012
     3,022,115.00        4/25/2012    5/25/2012
     2,673,666.00        5/25/2012    6/25/2012
     2,334,059.00        6/25/2012    7/25/2012
     2,003,108.00        7/25/2012    8/25/2012
     1,680,628.00        8/25/2012    9/25/2012
     1,366,442.00        9/25/2012   10/25/2012
     1,100,081.00       10/25/2012   11/25/2012
       841,098.00       11/25/2012   12/25/2012
       589,329.00       12/25/2012    1/25/2013
       344,615.00        1/25/2013    2/25/2013
       106,798.00        2/25/2013    3/25/2013

                                      P-13

                                    EXHIBIT Q

                           Relevant Servicing Criteria

     For purposes of this Exhibit P, "JPM" shall refer to JPMorgan Chase Bank,
N.A, "ST" shall refer to SunTrust, "WAMU" shall refer to Washington Mutual and
"WFB" shall refer to Wells Fargo Bank, each in its capacity as a Servicer.

                               SERVICING CRITERIA                                           PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA

                                  GENERAL SERVICING CONSIDERATIONS
1122(d)(1)(i)      Policies and procedures are instituted to monitor any           Master Servicer, Securities
                   performance or other triggers and events of default in          Administrator, JPM, ST, WAMU and WFB
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third    Master Servicer, Securities
                   parties, policies and procedures are instituted to monitor      Administrator, JPM, ST, WAMU and WFB
                   the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a    Not applicable
                   back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect    JPM, ST, WAMU and WFB
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.

                                 CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate   Master Servicer, Securities
                   custodial bank accounts and related bank clearing accounts no   Administrator, JPM, ST, WAMU and WFB
                   more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor    Master Servicer, Securities
                   or to an investor are made only by authorized personnel.        Administrator, JPM, ST, WAMU and WFB

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash     Master Servicer, Securities
                   flows or distributions, and any interest or other fees          Administrator, JPM, ST, WAMU and WFB
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

                                       Q-1

                               SERVICING CRITERIA                                           PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA

1122(d)(2)(iv)     The related accounts for the transaction, such as cash          Master Servicer, Securities
                   reserve accounts or accounts established as a form of           Administrator, JPM, ST, WAMU and WFB
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured     Master Servicer, Securities
                   depository institution as set forth in the transaction          Administrator, JPM, ST, WAMU and WFB
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized   Master Servicer, Securities
                   access.                                                         Administrator, JPM, ST, WAMU and WFB

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all         Master Servicer, Securities
                   asset-backed securities related bank accounts, including        Administrator, JPM, ST, WAMU and WFB
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.

                                 INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the      Master Servicer, Securities
                   Commission, are maintained in accordance with the transaction   Administrator, JPM, ST, WAMU and WFB
                   agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in          Master Servicer, Securities
                   accordance with timeframes, distribution priority and other     Administrator, JPM, ST, WAMU and WFB
                   terms set forth in the transaction agreements.

                                       Q-2

                               SERVICING CRITERIA                                           PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA

1122(d)(3)(iii)    Disbursements made to an investor are posted within two         Master Servicer, Securities
                   business days to the Servicer's investor records, or such       Administrator, JPM, ST, WAMU and WFB
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree    Master Servicer, Securities
                   with cancelled checks, or other form of payment, or custodial   Administrator, JPM, ST, WAMU and WFB
                   bank statements.

                                     POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as       Custodian, JPM, ST, WAMU and WFB
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as          Custodian, JPM, ST, WAMU and WFB
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool      JPM, ST, WAMU and WFB
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in      JPM, ST, WAMU and WFB
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree       JPM, ST, WAMU and WFB
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's     JPM, ST, WAMU and WFB
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,   JPM, ST, WAMU and WFB
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

                                       Q-3

                               SERVICING CRITERIA                                           PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA

1122(d)(4)(viii)   Records documenting collection efforts are maintained during    JPM, ST, WAMU and WFB
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage   JPM, ST, WAMU and WFB
                   loans with variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as       JPM, ST, WAMU and WFB
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or           JPM, ST, WAMU and WFB
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to    JPM, ST, WAMU and WFB
                   be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within    JPM, ST, WAMU and WFB
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are       Master Servicer, Securities
                   recognized and recorded in accordance with the transaction      Administrator, JPM, ST, WAMU and WFB
                   agreements.

                                       Q-4

                               SERVICING CRITERIA                                           PARTIES RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item   Master Servicer and Securities
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is        Administrator
                   maintained as set forth in the transaction agreements.

                                       Q-4

                                    EXHIBIT R

                         Additional Form 10-D Disclosure

                         ADDITIONAL FORM 10-D DISCLOSURE

            ITEM ON FORM 10-D                        PARTY RESPONSIBLE
--------------------------------------------------------------------------------
     ITEM 1: DISTRIBUTION AND POOL                    Master Servicer
        PERFORMANCE INFORMATION                   Securities Administrator
                                                         Depositor

Any information required by 1121 which
is NOT included on the Monthly Statement

       ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any
proceeding sknown to be contemplated by
governmental authorities:

o    Issuing Entity (Trust Fund)            Trustee, Master Servicer, Securities
                                               Administrator and Depositor

o    Sponsor (Seller)                      Seller (if a party to the Pooling and
                                             Servicing Agreement) or Depositor

o    Depositor                                          Depositor

o    Trustee                                             Trustee

o    Securities Administrator                     Securities Administrator

o    Master Servicer                                  Master Servicer

o    Custodian                                           Custodian

o    1110(b) Originator                                 Depositor

o    Any 1108(a)(2) Servicer (other than              Master Servicer
     the Master Servicer or Securities
     Administrator)

o    Any other party contemplated by                    Depositor
     1100(d)(1)

  ITEM 3: SALE OF SECURITIES AND USE OF                 Depositor
                PROCEEDS

Information from Item 2(a) of Part II of
Form 10-Q:

With respect to any sale of securities
by the sponsor, depositor or issuing
entity, that are backed by the same
asset pool or are otherwise issued by
the issuing entity, whether or not
registered, provide the sales and use of
proceeds information in Item 701 of
Regulation S-K. Pricing information can
be omitted if securities were not
registered.

 ITEM 4: DEFAULTS UPON SENIOR SECURITIES         Securities Administrator

Information from Item 3 of Part II of
Form 10-Q:

                                       R-1

                         ADDITIONAL FORM 10-D DISCLOSURE

            ITEM ON FORM 10-D                        PARTY RESPONSIBLE
--------------------------------------------------------------------------------
Report the occurrence of any Event of
Default (after expiration of any grace
period and provision of any required
notice)

ITEM 5: SUBMISSION OF MATTERS TO A VOTE          Securities Administrator
          OF SECURITY HOLDERS

Information from Item 4 of Part II of
Form 10-Q

  ITEM 6: SIGNIFICANT OBLIGORS OF POOL                  Depositor
                 ASSETS

Item 1112(b) - Significant Obligor
Financial Information*

*    This information need only be
     reported on the Form 10-D for the
     distribution period in which
     updated information is required
     pursuant to the Item.

     ITEM 7: SIGNIFICANT ENHANCEMENT
          PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*

o    Determining applicable disclosure           Securities Administrator
     threshold

o    Requesting required financial               Securities Administrator
     information or effecting
     incorporation by reference

 Item 1115(b) - Derivative Counterparty
Financial Information*

o    Determining current maximum                        Depositor
     probable exposure

o    Determining current significance            Securities Administrator
     percentage

o    Requesting required financial               Securities Administrator
     information or effecting
     incorporation by reference

*    This information need only be
     reported on the Form 10-D for the
     distribution period in which
     updated information is required
     pursuant to the Items.

        ITEM 8: OTHER INFORMATION              Any party responsible for the
                                            applicable Form 8-K Disclosure item
Disclose any information required to be
reported on Form 8-K during the period
covered by the Form 10-D but not
reported

            ITEM 9: EXHIBITS

Monthly Statement to Certificateholders          Securities Administrator

    Exhibits required by Item 601 of                    Depositor
    Regulation S-K, such as material
               agreements

                                      R-2

                                    EXHIBIT S

                         Additional Form 10-K Disclosure

                         ADDITIONAL FORM 10-K DISCLOSURE

            ITEM ON FORM 10-K                       PARTY RESPONSIBLE
--------------------------------------------------------------------------------
   ITEM 1B: UNRESOLVED STAFF COMMENTS                   Depositor

       ITEM 9B: OTHER INFORMATION           Any party responsible for disclosure
                                                     items on Form 8-K
Disclose any information required to be
reported on Form 8-K during the fourth
quarter covered by the Form 10-K but not
reported

 ITEM 15: EXHIBITS, FINANCIAL STATEMENT          Securities Administrator
                SCHEDULES                               Depositor

    REG AB ITEM 1112(b): SIGNIFICANT
         OBLIGORS OF POOL ASSETS

Significant Obligor Financial                           Depositor
Information*

*    This information need only be
     reported on the Form 10-D for the
     distribution period in which
     updated information is required
     pursuant to the Item.

     REG AB ITEM 1114(b)(2): CREDIT
     ENHANCEMENT PROVIDER FINANCIAL
               INFORMATION

o    Determining applicable disclosure           Securities Administrator
     threshold

o    Requesting required financial               Securities Administrator
     information or effecting
     incorporation by reference

*    This information need only be
     reported on the Form 10-D for the
     distribution period in which
     updated information is required
     pursuant to the Items.

     REG AB ITEM 1115(b): DERIVATIVE
   COUNTERPARTY FINANCIAL INFORMATION

o    Determining current maximum                        Depositor
     probable exposure

o    Determining current significance            Securities Administrator
     percentage

o    Requesting required financial               Securities Administrator
     information or effecting
     incorporation by reference

*    This information need only be
     reported on the Form 10-D for the
     distribution period in which
     updated information is required
     pursuant to the Items.

  REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against the
following entities or their respective
property, that is material to
Certificateholders, including any
proceeding sknown to be contemplated by

                                      S-1

                         ADDITIONAL FORM 10-K DISCLOSURE

            ITEM ON FORM 10-K                       PARTY RESPONSIBLE
--------------------------------------------------------------------------------
governmental authorities:

o    Issuing Entity (Trust Fund)            Trustee, Master Servicer, Securities
                                                 Administrator and Depositor

o    Sponsor (Seller)                      Seller (if a party to the Pooling and
                                             Servicing Agreement) or Depositor

o    Depositor                                          Depositor

o    Trustee                                             Trustee

o    Securities Administrator                    Securities Administrator

o    Master Servicer                                 Master Servicer

o    Custodian                                          Custodian

o    1110(b) Originator                                 Depositor

o    Any 1108(a)(2) Servicer (other than             Master Servicer
     the Master Servicer or Securities
     Administrator)

o    Any other party contemplated by                    Depositor
     1100(d)(1)

   REG AB ITEM 1119: AFFILIATIONS AND
              RELATIONSHIPS

Whether (a) the Sponsor (Seller),                    Depositor as to (a)
Depositor or Issuing Entity is an                 Sponsor/Seller as to (a)
affiliate of the following parties, and
(b) to the extent known and material,
any of the following parties are
affiliated with one another:

o    Master Servicer                                 Master Servicer

o    Securities Administrator                    Securities Administrator

o    Trustee                                             Trustee

o    Any other 1108(a)(3) servicer                   Master Servicer

o    Any 1110 Originator                             Depositor/Sponsor

o    Any 1112(b) Significant Obligor                 Depositor/Sponsor

o    Any 1114 Credit Enhancement
     Provider                                        Depositor/Sponsor

o    Any 1115 Derivate Counterparty
     Provider                                        Depositor/Sponsor

o    Any other 1101(d)(1) material
     party                                           Depositor/Sponsor

Whether there are any "outside the                   Depositor as to (a)
ordinary course business arrangements"            Sponsor/Seller as to (a)
other than would be obtained in an
arm's length transaction between (a)
the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and
(b) any of the following parties (or
their affiliates) on the other hand,
that exist currently or within the
past two years and that are material
to a Certificateholder's understanding
of the Certificates:

o    Master Servicer                                  Master Servicer

o    Securities Administrator                     Securities Administrator

o    Trustee                                              Trustee

o    Any other 1108(a)(3) servicer                    Master Servicer

                                       S-2

                         ADDITIONAL FORM 10-K DISCLOSURE

            ITEM ON FORM 10-K                       PARTY RESPONSIBLE
--------------------------------------------------------------------------------
o    Any 1110 Originator                            Depositor/Sponsor

o    Any 1112(b) Significant Obligor                Depositor/Sponsor

o    Any 1114 Credit Enhancement                    Depositor/Sponsor
     Provider

o    Any 1115 Derivate Counterparty                 Depositor/Sponsor
     Provider

o    Any other 1101(d)(1) material party            Depositor/Sponsor

Whether there are any specific                       Depositor as to (a)
relationships involving the                       Sponsor/Seller as to (a)
transaction or the pool assets between
(a) the Sponsor (Seller), Depositor or
Issuing Entity on the one hand, and
(b) any of the following parties (or
their affiliates) on the other hand,
that exist currently or within the
past two years and that are material:

o    Master Servicer                                 Master Servicer

o    Securities Administrator                    Securities Administrator

o    Trustee                                             Trustee

o    Any other 1108(a)(3) servicer                   Master Servicer

o    Any 1110 Originator                            Depositor/Sponsor

o    Any 1112(b) Significant Obligor                Depositor/Sponsor

o    Any 1114 Credit Enhancement                    Depositor/Sponsor
     Provider

o    Any 1115 Derivate Counterparty                 Depositor/Sponsor
     Provider

o    Any other 1101(d)(1) material party            Depositor/Sponsor

                                      S-3

                                    EXHIBIT T

                         Form 8-K Disclosure Information

                         FORM 8-K DISCLOSURE INFORMATION

           ITEM ON FORM 8-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
   ITEM 1.01- ENTRY INTO A MATERIAL                    All parties
        DEFINITIVE AGREEMENT

Disclosure is required regarding
entry into or amendment of any
definitive agreement that is material
to the securitization, even if
depositor is not a party.

Examples: servicing agreement,
custodial agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus

 ITEM 1.02- TERMINATION OF A MATERIAL                  All parties
         DEFINITIVE AGREEMENT

Disclosure is required regarding
termination of any definitive
agreement that is material to the
securitization (other than expiration
in accordance with its terms), even
if depositor is not a party.

Examples: servicing agreement,
custodial agreement.

ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                  Depositor

Disclosure is required regarding the
bankruptcy or receivership, with
respect to any of the following:

o    Sponsor (Seller)                          Depositor/Sponsor (Seller)

o    Depositor                                         Depositor
o    Master Servicer                                Master Servicer

o    Affiliated Servicer                            Master Servicer

o    Other Servicer servicing 20% or                Master Servicer
     more of the pool assets at the
     time of the report

o    Other material servicers                       Master Servicer

o    Trustee                                            Trustee

o    Securities Administrator                   Securities Administrator

o    Significant Obligor                               Depositor

o    Credit Enhancer (10% or more)                     Depositor

o    Derivative Counterparty                           Depositor

                                      T-1

o    Custodian                                         Custodian

                         FORM 8-K DISCLOSURE INFORMATION

           ITEM ON FORM 8-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------
  ITEM 2.04- TRIGGERING EVENTS THAT                     Depositor
   ACCELERATE OR INCREASE A DIRECT                   Master Servicer
FINANCIAL OBLIGATION OR AN OBLIGATION           Securities Administrator
     UNDER AN OFF-BALANCE SHEET
             ARRANGEMENT

Includes an early amortization,
performance trigger or other event,
including event of default, that
would materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events
other than waterfall triggers which
are disclosed in the monthly
statements to the certificateholders.

 ITEM 3.03- MATERIAL MODIFICATION TO            Securities Administrator
     RIGHTS OF SECURITY HOLDERS                          Trustee

Disclosure is required of any
material modification to documents
defining the rights of
Certificateholders, including the
Pooling and Servicing Agreement.

ITEM 5.03- AMENDMENTS OF ARTICLES OF                   Depositor
 INCORPORATION OR BYLAWS; CHANGE OF
             FISCAL YEAR

Disclosure is required of any
amendment "to the governing documents
of the issuing entity".

  ITEM 6.01- ABS INFORMATIONAL AND                      Depositor
       COMPUTATIONAL MATERIAL

  ITEM 6.02- CHANGE OF SERVICER OR             Master Servicer/Securities
      SECURITIES ADMINISTRATOR                   Administrator/Depositor

Requires disclosure of any removal,
replacement, substitution or addition
of any master servicer, affiliated
servicer, other servicer servicing
10% or more of pool assets at time of
report, other material servicers or
trustee.

Reg AB disclosure about any new                      Master Servicer
master servicer is also required.

Reg AB disclosure about any new                          Trustee
Trustee is also required.

     ITEM 6.03- CHANGE IN CREDIT           Depositor/Securities Administrator
   ENHANCEMENT OR EXTERNAL SUPPORT

Covers termination of any enhancement
in manner other than by its terms,
the addition of an

                                      T-2

                         FORM 8-K DISCLOSURE INFORMATION

           ITEM ON FORM 8-K                         PARTY RESPONSIBLE
--------------------------------------------------------------------------------

enhancement, or a material change in
the enhancement provided. Applies to
external credit enhancements as well
as derivatives.

Reg AB disclosure about any new                         Depositor
enhancement provider is also
required.

ITEM 6.04- FAILURE TO MAKE A REQUIRED           Securities Administrator
             DISTRIBUTION

 ITEM 6.05- SECURITIES ACT UPDATING                     Depositor
        DISCLOSURE

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure
about the actual asset pool.

If there are any new servicers or                       Depositor
originators required to be disclosed
under Regulation AB as a result of
the foregoing, provide the
information called for in Items 1108
and 1110 respectively.

    ITEM 7.01- REG FD DISCLOSURE                        Depositor

       ITEM 8.01- OTHER EVENTS                          Depositor

   Any event, with respect to which
 information is not otherwise called
for in Form 8-K, that the registrant
        deems of importance to
         certificateholders.

 ITEM 9.01- FINANCIAL STATEMENTS AND              Responsible party for
               EXHIBITS                    reporting/disclosing the financial
                                                  statement or exhibit

                                      T-3

                                    EXHIBIT U

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
cts.sec.notifications@wellsfargo.com AND VIA OVERNIGHT MAIL TO THE ADDRESS
IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: Corporate Trust Services- [DEAL NAME]--SEC REPORT PROCESSING

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: General Counsel and Chief Financial Officer

RE: **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [____] of the Pooling and Servicing Agreement, ___,
dated as of [____][____], 2006, among [____], as [____], [____], as [____],
[____], as [____] and [____], as [____], the undersigned, as [____], hereby notifies you that certain events have come to our attention that [will] [may]
need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form
[10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [____], phone number: [____]; email address: [____].

                                        [NAME OF PARTY],
                                        as [role]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       U-1

                                    EXHIBIT V

                             AVAILABLE COMBINATIONS

                     EXCHANGEABLE REMIC CERTIFICATES                                   EXCHANGEABLE CERTIFICATES
-------------------------------------------------------------------------   ----------------------------------------------
                           MAXIMUM INITIAL CLASS BALANCE OR      CUSIP      EXCHANGEABLE     MAXIMUM INITIAL     CUSIP
EXCHANGEABLE REMIC CLASS          NOTIONAL AMOUNT(1)             NUMBER        CLASS        CLASS BALANCE(1)     NUMBER
------------------------   --------------------------------   -----------   -------------   ----------------   -----------

          REMIC                                                              EXCHANGEABLE
      COMBINATION 1                                                         COMBINATION 1
          1-A-9                       $ 3,917,000             05950R AJ 8       1-A-24         $39,173,000     05950R AZ 2
         1-A-10                       $35,256,000             05950R AK 5
         1-A-11                       $ 1,566,920             05950R AL 3

          REMIC                                                              EXCHANGEABLE
      COMBINATION 2                                                         COMBINATION 2
         1-A-12                       $86,049,000             05950R AM 1       1-A-22         $86,049,000     05950R AX 7
         1-A-18                       $ 3,585,375             05950R AT 6

          REMIC                                                              EXCHANGEABLE
      COMBINATION 3                                                         COMBINATION 3
         1-A-13                       $10,600,000             05950R AN 9       1-A-23         $10,600,000     05950R AY 5
         1-A-19                       $   441,666             05950R AU 3

          REMIC                                                              EXCHANGEABLE
      COMBINATION 4                                                         COMBINATION 4
         1-A-12                       $86,049,000             05950R AM 1       1-A-20         $96,649,000     05950R AV 1
         1-A-13                       $10,600,000             05950R AN 9

          REMIC                                                              EXCHANGEABLE
      COMBINATION 5                                                         COMBINATION 5
         1-A-12                       $86,049,000             05950R AM 1       1-A-21         $96,649,000     05950R AW 9
         1-A-18                       $ 3,585,375             05950R AT 6
         1-A-13                       $10,600,000             05950R AN 9
         1-A-19                       $   441,666             05950R AU 3

----------
(1)  Exchangeable REMIC Certificates and Exchangeable Certificates in any
     combination may be exchanged only in the proportion that the maximum initial class balances or notional amounts of such Certificates bear to one another as shown above.

                                       V-1

                                    EXHIBIT W

 Form of Request for Exchange of Exchangeable REMIC or Exchangeable Certificates

                                                                       ___, 20__

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue,
Minneapolis, Minnesota 55479,
Attention: BAFC 2006-4

     Re:  Banc of America Funding 2006-6 Trust,
          Mortgage Pass-Through Certificates, Series 2006-6

Ladies and Gentlemen:

Pursuant to the terms of that certain Pooling and Servicing Agreement, dated
September 28, 2006, by and among Banc of America Funding Corporation, as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, N.A., as securities administrator (in such capacity, the "Securities Administrator"), and CitiMortgage, Inc., as master servicer, we hereby present and surrender the
[Exchangeable REMIC Certificates] [Exchangeable Certificates] specified on
Schedule I attached hereto (the ["Exchangeable REMIC Certificates"]
["Exchangeable Certificates"]) and transfer, assign, set over and otherwise convey to the Securities Administrator, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchangeable Certificates],
including all payments of interest thereon received after [______], 2006, in exchange for the [Exchangeable Certificates] [Exchangeable REMIC Certificates]
specified on Schedule I attached hereto (the ["Exchangeable Certificates"]
["Exchangeable REMIC Certificates"]).

We agree that upon such exchange the portions of the [Exchangeable REMIC
Certificates] [Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates] [Exchangeable
REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Securities Administrator in connection with such exchange.

                                        Sincerely,

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       W-1

Acknowledged by:

WELLS FARGO BANK, N.A.,
   as Securities Administrator

By:
    ----------------------------------
Name:

                                        Title

                                       W-2